Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY

(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED MARCH 1, 2021

SUPPLEMENTAL TO TRUST INDENTURE

DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED

TRUST INDENTURE

DATED MAY 1, 1988

-i-

Supplemental Trust Indenture, made effective as of the 1st day of March, 2021, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and

WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018 (redeemed)
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 (retired) and Series due August 15, 2045

Date of Supplemental Trust Indenture	Designation of Series
May 1, 2016	Series due May 15, 2046
September 1, 2017	Series due September 15, 2047
September 1, 2019	Series due March 1, 2050
June 8, 2020	Series due June 1, 2051

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and

WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and

WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and

WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company is desirous of providing for the creation of (a) a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due April 1, 2031” (the “Series 2031 Bonds”) and (b) a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due April 1, 2052” (the “Series 2052 Bonds” and, collectively with the Series 2031 Bonds, the “Bonds”) the bonds of each series to be issued as registered bonds without coupons in denominations of a multiple of $2,000 and integral multiples of $1,000 in excess thereof, and the bonds of each series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.03 hereof, to-wit:

(Form of Series 2031 Bonds and Series 2052 Bonds)

NORTHERN STATES POWER COMPANY

(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond

Series due April 1, [2031]**[2052]***

No.	$

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [                    ] Dollars in lawful money of the United States of America, on the 1st day of April, [2031]**[2052]*** and to pay interest hereon from the date hereof at the rate of [2.25]**[3.20]*** percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 1st day of April and on the 1st day of October in each year, commencing on October 1, 2021 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any April 1 or October 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the March 15 prior to such April 1 or the September 15 prior to such October 1 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.
**	To be inserted in Series 2031 Bonds.
***	To be inserted in Series 2052 Bonds.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.]*

This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 69 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

[At any time prior to October 1, 2030 (which is the date that is six months prior to maturity of the bonds of this series (the “Par Call Date”)), the Company may redeem, in whole or in part, the bonds of this series at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.]**

[At any time prior to October 1, 2051 (which is the date that is six months prior to maturity of the bonds of this series (the “Par Call Date”)), the Company may redeem, in whole or in part, the bonds of this series at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.]***

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the bonds of this series (i) the average of the Reference Treasury Dealer Quotations for such date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer

**	To be inserted in Series 2030 Bonds.
***	To be inserted in Series 2052 Bonds.

Quotations for such date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of TD Securities (USA) LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by each of MUFG Securities Americas Inc., PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, MUFG Securities Americas Inc., PNC Capital Markets LLC, TD Securities (USA) LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

Bonds of this series are not subject to a sinking fund.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:		NORTHERN STATES POWER COMPANY

Attest:	[Form – Not for Signature]	By:	[Form – Not for Signature]
Vice President

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authorized Officer

Dated:

and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of June 8, 2020; and

WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and

WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY

TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

FORM AND EXECUTION OF SERIES 2031 BONDS AND SERIES 2052 BONDS

SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due April 1, 2031, which shall bear the descriptive title “First Mortgage Bonds, Series due April 1, 2031,” (such bonds, the “Series 2031 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2031 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2031 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $425,000,000. The Series 2031 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2031 Bonds. Any such additional Series 2031 Bonds, together with the Series 2031 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000. The Series 2031 Bonds shall mature on April 1, 2031, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Series 2031 Bonds shall bear interest at a rate of 2.25% per annum on the principal amount thereof payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2021, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the

United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2031 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2031 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Series 2031 Bonds, the person in whose name any Series 2031 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2031 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2031 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2031 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2031 Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (April 1 or October 1) shall mean the March 15 prior to such April 1 or the September 15 prior to such October 1 (whether or not a business day).

As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2031 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2031 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2031 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2031 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due April 1, 2052, which shall bear the descriptive title “First Mortgage Bonds, Series due April 1, 2052,” (such bonds, the “Series 2052 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2052 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2052 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $425,000,000. The Series 2052 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2052 Bonds. Any such additional Series 2052 Bonds, together with the Series 2052 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000. The Series 2052 Bonds shall mature on April 1, 2052, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Series 2052 Bonds shall bear interest at a rate of 3.20% per annum on the principal amount thereof payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2021, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2052 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2052 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Series 2052 Bonds, the person in whose name any Series 2052 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2052 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2052 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2052 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2052 Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.02 with respect to any interest payment date (April 1 or October 1) shall mean the March 15 prior to such April 1 or the September 15 prior to such October 1 (whether or not a business day).

As used in this Section 2.02, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.02 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2052 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.02. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2052 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2052 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.02.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2052 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.02, such payment shall be deemed practicable by the Trustee.

SECTION 2.03. At any time prior to October 1, 2030 (which is the date that is six months prior to maturity of the Series 2031 Bonds (the “2031 Par Call Date”)), the Company may redeem, in whole or in part, the Series 2031 Bonds at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2031 Bonds being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2031 Bonds being redeemed that would be due if such Bonds matured on the 2031 Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the 2031 Par Call Date, the Company may redeem, in whole or in part, the Series 2031 Bonds at 100% of the principal amount of such Series 2031 Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

At any time prior to October 1, 2051 (which is the date that is six months prior to maturity of the Series 2052 Bonds (the “2052 Par Call Date”)), the Company may redeem, in whole or in part, the Series 2052 Bonds at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2052 Bonds being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2052 Bonds being redeemed that would be due if such Bonds matured on the 2052 Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the 2052 Par Call Date, the Company may redeem, in whole or in part, the Series 2052 Bonds at 100% of the principal amount of such Series 2052 Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of Bonds being redeemed (assuming, for this purpose, that the Series 2031 Bonds matured on the 2031 Par Call Date and the Series 2052 Bonds matured on the 2052 Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the Bonds (i) the average of the Reference Treasury Dealer Quotations for such date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of TD Securities (USA) LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by each of MUFG Securities Americas Inc., PNC Capital Markets LLC and U.S. Bancorp Investments, Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, MUFG Securities Americas Inc., PNC Capital Markets LLC, TD Securities (USA) LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

The Company may redeem, in whole or in part, the Series 2031 Bonds without redeeming the Series 2052 Bonds or the Series 2052 Bonds without redeeming the Series 2031 Bonds.

Neither the Series 2031 Bonds nor the Series 2052 Bonds are subject to a sinking fund.

The redemption prices of the Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2031 Bonds occurring prior to the 2031 Par Call Date or the Series 2052 Bonds occurring prior to the 2052 Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.

SECTION 2.04. The registered owner of any Bond or Bonds of a series, at his, her or its option, may surrender the same with other Bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.05 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered Bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Bond of a series during a period of ten (10) days next preceding any selection of Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Bond which has been called for partial redemption.

SECTION 2.05. No charge shall be made by the Company for any exchange or transfer of Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

SECTION 2.06. The Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Bonds or attested the seal thereon shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

SECTION 2.07. (a) Except as provided in subsections (c) and (g) of this Section 2.07, the registered holder of all of the Series 2031 Bonds and the Series 2052 Bonds shall be The Depository Trust Company (“DTC”) and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

(b) The Series 2031 Bonds and the Series 2052 Bonds shall each be initially issued in the form of one or more separate single authenticated fully registered certificates in the respective aggregate principal amount of such series of Bonds. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.07; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.07, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

(c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2031 Bonds or the Series 2052 Bonds or there shall have occurred and be continuing a Completed Default with respect to one or both series of Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for such series of Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.04 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.07(c). DTC may determine to discontinue providing its services with respect to a series of Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for such series of Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for such series of Bonds (except as provided in subsection (g) below of this Section 2.07). After such agreement has become effective, DTC shall present the Bonds of the applicable series for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Bonds of the applicable series.

(d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bonds and all notices with respect to such Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.

(e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE

PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE BONDS NOR THE PARTICIPANTS.

(g) The Company, in its sole discretion, may terminate the services of DTC with respect to a series of Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to such series of Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to either series of Bonds if the Company determines that a continuation of the requirement that all of the outstanding Bonds of such series be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2031 Bonds and the Series 2052 Bonds will be delivered as described in the Indenture.

(h) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsections (c) or (g) of this Section 2.07 after which no substitute book-entry depository is appointed, the Bonds shall be registered in whatever name or names holders transferring or exchanging Bonds shall designate in accordance with the provisions of the Indenture.

ARTICLE III.

APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2031 Bonds and/or Series 2052 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(b) Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

(d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.

SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2031 Bonds or Series 2052 Bonds, as applicable, shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authenticating Agent

By:	[Form – Not for Signature]
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

ARTICLE IV.

FINANCING STATEMENT TO COMPLY WITH

THE UNIFORM COMMERCIAL CODE

SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount

Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000
Series due September 15, 2050	$600,000,000
Series due June 1, 2051	$700,000,000
Series due April 1, 2031	$425,000,000
Series due April 1, 2052	$425,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated September 1, 1956

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated August 1, 1957

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1948	Dated July 1, 1958

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1949	Dated December 1, 1960

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1975	Dated April 1, 1997

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1976	Dated March 1, 1998

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1981	Dated May 1, 1999

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1981	Dated June 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2006	Dated May 1, 2016

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2007	Dated September 1, 2017

Supplemental Indenture	Supplemental Indenture
Dated September 1, 2019	Dated June 8, 2020

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.

SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $850,000,000, consisting of the Series 2031 Bonds in the aggregate principal amount of $425,000,000 and the Series 2052 Bonds in the aggregate principal amount of $425,000,000.

IN WITNESS WHEREOF, on this 22nd day of March, A.D. 2021, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name to be hereunto affixed and this Supplemental Trust Indenture effective March 1, 2021, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and on its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective March 1, 2021, to be signed by its President, a Vice President or an Assistant Vice President.

NORTHERN STATES POWER COMPANY

/s/ Sarah W. Soong
By:	Sarah W. Soong
Its:	Vice President and Treasurer

Attest:

/s/ Amy L. Schneider
By:	Amy L. Schneider
Its:	Vice President, Corporate Secretary

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Michele R. Shrum
By:	Michele R. Shrum
Its:	Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF CHISAGO	)

This instrument was acknowledged before me on March 22, 2021 by Sarah W. Soong as Vice President and Treasurer, and Amy L. Schneider, as Vice President, Corporate Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Jody Foster
Jody Foster
Notary Public
My commission expires: January 31, 2024

STATE OF FLORIDA	)
) SS.:
COUNTY OF DUVAL	)

On the 18th day of March in the year 2021, before me, the undersigned, personally appeared, Michele R. Shrum, a Vice President of The Bank of New York Mellon Trust Company, N.A., personally known to me or proved to me on the basis of satisfactory identification to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joshua P. Kakareka
Joshua P. Kakareka
Notary Public
State of Florida
Comm#GG931852
Expires 11/13/2023

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to The Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of March 1, 2021, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I. PROPERTIES IN THE STATE OF IOWA

1.	The following described real property, situate, lying and being in the County of Worth, to-wit:

Freeborn Wind Farm

Lease 135 - TRACT: WOC135

Parcel 1:

A tract of land located in the Northwest Fractional Quarter (NW frl1/4) and the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Nineteen (19), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa; more particularly described as follows: Beginning at the Northwest Corner of Section Nineteen (19), thence South 00°28’30” West 752.40 feet; thence East 3196.25 feet to center of Shell Rock River; thence up the river as follows North 35°00’ West 151.90 feet; thence North 70°07’ West 156.60 feet; thence West 200 feet; thence South 80°50’ West 388.40 feet; thence North 77°21’ West 105.90 feet; thence North 55°47’ West 194.10 feet; thence North 29°36’ West 116.20 feet; thence North 10 degrees 17 minutes east 409.70 feet; thence West 2124.00 feet to Point of Beginning containing 39.87 acres.

And

All that part of the Northwest Fractional Quarter (NW frl1/4) of Section Nineteen (19), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa, lying on the West side of the Shell Rock River; All that part of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Nineteen (19), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa; lying West side of Shell Rock River; All that part of the Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) of Section Nineteen (19), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa; lying West of the center of Shell Rock River; Excepting therefrom a tract more particularly described as follows, to-wit: A tract of land located in the Northwest Fractional Quarter (NW frl1/4) and the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Nineteen (19), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa; more particularly described as follows: Beginning at the NW Corner of said Section 19, thence S 0 degrees 28’ 30” West 752.40 feet; thence East 3196.25 feet to center of Shell Rock River, thence up the river as follows N 35 degrees 00’ West 151.90 feet, thence N 70 degrees 07’, West 156.60 feet, thence West 200.00 feet, thence S 80 degrees 50’ West 388.40 feet, thence N 77 degrees 21 West 105.90 feet, thence N 55 degrees 47’ West 194.10 feet, thence N 29 degrees 36’ West 116.20 feet, thence N 10 degrees 17’ East 409.70 feet, thence West 2124.00 feet to point of beginning containing 39.87 acres.

Tax Parcel ID No. 0319100001 (N1/2 NW NW)

Tax Parcel ID No. 0319100002 (S1/2 NW NW)

Tax Parcel ID No. 0319100003 (SW NW)

Tax Parcel ID No. 0319100004 (NE NW lying W & S of Shellrock)

Tax Parcel ID No. 0319100006 (S1/2 NE NW)

Tax Parcel ID No. 0319100007 (SE NW)

Tax Parcel ID No. 0319200001 (PAR. IN NW NE LYING S & W OF SHELLROCK)

Tax Parcel ID No. 0319200002 (PAR. LYING S & W OF SHELLROCK IN NW NE)

Tax Parcel ID No. 0319200003 (ALL LYING S & W OF SHELLROCK IN SW NE)

Parcel 2:

The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) in Section Twenty-two (22), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0322400004 (SE SE)

Parcel 3:

The Southwest Quarter (SW1/4) of Section Twenty-three (23), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323300001 (NW SW)

Tax Parcel ID No. 0323300002 (NE SW)

Tax Parcel ID No. 0323300003 (SW SW)

Tax Parcel ID No. 0323300004 (SE SW)

Parcel 4:

The East 67 Acres of the North Half of the Northeast Quarter of Section Twenty-seven (27), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0327200003 (NE NE)

Tax Parcel ID No. 0327200008 (AC IN NW NE)

Parcel 5:

The Southeast Quarter (SE1/4) of Section Twenty-seven (27), in Township One Hundred (100) North, range Twenty (20), West of the 5th P.M., Worth County, Iowa. Except the North 645.4 feet thereof and further excepting: a parcel described as follows: Commencing at the S1/4 Corner of said Section 27, thence S 90 Degrees 00’ E 391.1 feet along the South line of the SE1/4 of said Section 27 to the point of beginning, thence continuing S 90 degrees 00’ E 398.1 feet along said South line, thence N 1 degree 13’ E 422.6 feet, thence N 90 degrees 00’ W 394.2 feet, thence S 1 degree 32’ W 422.6 feet to the point of beginning. The South line of the SE1/4 of Section 27-100-20 is assumed to bear S 90 degrees 00’ E.

Tax Parcel ID No. 0327400002 (NW SE EX. PAR)

Tax Parcel ID No. 0327400005 (NE SE EX. PAR)

Tax Parcel ID No. 0327400006 (SE SE)

Tax Parcel ID No. 0327400008 (SW SE EX PAR)

Parcel 6:

The North One-half (N1/2) of the Northeast Quarter (NE1/4) of Section Thirty-four (34), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0334200001 (NW NE)

Tax Parcel ID No. 0334200002 (NE NE)

Parcel 7:

The West One-half of Section Thirty-five (35), in Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa, Except that part of the Northwest Quarter (NW1/4) of Section Thirty-five (35), in Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa, Described as follows: Beginning at the North Quarter Corner (N 1/4 Cor.) of said Section Thirty-five (35); thence South 01°00’ East 145.00 feet; thence West 100.00 feet; thence North 01°00’ West 145.00 feet; thence East 100.00 feet to the point of beginning.

Tax Parcel ID No. 0335100001 (NW NW)

Tax Parcel ID No. 0335100002 (NE NW EX PAR)

Tax Parcel ID No. 0335100004 (SW NW)

Tax Parcel ID No. 0335100005 (SE NW)

Tax Parcel ID No. 0335300001 (NW SW)

Tax Parcel ID No. 0335300002 (NE SW)

Tax Parcel ID No. 0335300003 (SW SW)

Tax Parcel ID No. 0335300004 (SE SW)

Parcel 8:

The Southeast Quarter (SE1/4) of Section Nineteen (19), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting a parcel described as follows: Commencing at a point 385 feet West of the Southeast Corner of said Section 19, which is point of beginning; running thence North 344 feet; thence West 160 feet; thence North 112 feet; thence West 457 feet; thence South 456 feet to the South line of said Section 19; thence East along said Section line 617 feet more or less to point of beginning.

Tax Parcel ID No. 0419400001 (NW SE)

Tax Parcel ID No. 0419400002 (NE SE)

Tax Parcel ID No. 0419400003 (SW SE)

Tax Parcel ID No. 0419400005 (SE SE EX PAR)

Parcel 9:

The Southwest Quarter (SW1/4) and the South One-Half (S1/2) of the Northwest Quarter (NW1/4) and the South One-Half (S1/2) of the Northeast Quarter (NE1/4) and the Southeast Quarter (SE1/4) all in Section Twenty-eight (28), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

LESS AND EXCEPT

That land located in part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section Twenty-eight (28), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, as described and depicted in a plat of survey dated July 8, 2013 and recorded in Document Number 2013-0905 in the Office of the Recorder in and for Worth County, Iowa.

Tax Parcel ID No. 0428100003 (SW NW)

Tax Parcel ID No. 0428100004 (SE NW)

Tax Parcel ID No. 0428200004 (SW NE)

Tax Parcel ID No. 0428200006 (SE NE EX PAR “A”)

Tax Parcel ID No. 0428300001 (NW SW)

Tax Parcel ID No. 0428300002 (NE SW)

Tax Parcel ID No. 0428300003 (SW SW)

Tax Parcel ID No. 0428300004 (SE SW)

Tax Parcel ID No. 0428400001 (NW SE)

Tax Parcel ID No. 0428400002 (NE SE)

Tax Parcel ID No. 0428400003 (SW SE)

Tax Parcel ID No. 0428400004 (SE SE)

Parcel 10:

The Northeast Quarter (NE1/4) of Section Thirty (30), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0430200001 (NW NE)

Tax Parcel ID No. 0430200003 (SW NE)

Tax Parcel ID No. 0430200004 (SE NE)

Tax Parcel ID No. 0430200005 (PAR IN NE NE)

Tax Parcel ID No. 0430200006 (NE NE EX. PAR)

Parcel 11:

The Southeast Quarter (SE1/4) of Section Thirty (30), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0430400001 (NW SE)

Tax Parcel ID No. 0430400002 (N SW SE)

Tax Parcel ID No. 0430400003 (S SW SE)

Tax Parcel ID No. 0430400004 (NE SE)

Tax Parcel ID No. 0430400006 (SE SE)

Parcel 12:

The West Half (W1/2) of the Northeast Quarter (NE1/4) of Section Thirty-one (31), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, lying North of Primary Highway No. 105.

AND

All that part of the East Half (E1/2) of the Northeast Quarter (NE1/4) of Section Thirty-one (31), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, lying North of the Centerline of Iowa Primary Highway No. 105; subject to the rights of the public in all highways, excepting the following Parcel Letter “ A” located in the Northeast Quarter (NE1/4) of Section Thirty-one (31), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, more particularly described as follows: Commencing at the Northeast Corner of said Section 31; thence South 00°03’07” West, 904.35 feet along the east line of said Northeast Quarter to the point of beginning; thence South 00°03’07” West, 477.50 feet along said east line to a point on the centerline of the former Highway No. 105; thence North 80°20’27” West, 615.28 feet along said centerline; thence North 00°03’36” West, 389.86 feet; thence South 88°31’40” East, 607.57 feet to the point of beginning.

Tax Parcel ID No. 0431200001 (NW NE N of HWY)

Tax Parcel ID No. 0431200007 (NE NE N of HWY EX. PAR)

Lease 136 - TRACT: WOC136

Parcel 1:

The Southwest Quarter (SW1/4) of Section Twenty-seven (27), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

AND

The Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Twenty-Seven (27), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0427300001 (NW SW)

Tax Parcel ID No. 0427300002 (NE SW)

Tax Parcel ID No. 0427300003 (SW SW)

Tax Parcel ID No. 0427300004 (SE SW)

Tax Parcel ID No. 0427400003 (SW SE)

Lease 142 - TRACT: WOC142

Parcel 1:

The Northwest Quarter and the North Half of the Northeast Quarter and the North Half of the South Half of the Northeast Quarter of Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

EXCEPTING

A parcel of land designated as Parcel “A”, located in part of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, described as: Commencing at the West Quarter Corner (W1/4 Cor.) of said Section 15; thence on an assumed bearing N 00°23’46” E 777.42 feet along the West line of said Northwest Quarter (NW1/4) to the point of beginning; thence continuing along said West line N 00°23’46” E 495.00 feet; thence S 89°36’14” E 285.00 feet; thence S 01°20’22” E 495.23 feet; thence N 89°36’14” W 300.00 feet to the point of beginning.

Tax Parcel ID No. 0315100001 (NW NW)

Tax Parcel ID No. 0315100002 (NE NW)

Tax Parcel ID No. 0315100004 (SE NW)

Tax Parcel ID No. 0315100006 (SW NW)

Tax Parcel ID No. 0315200001 (NW NE)

Tax Parcel ID No. 0315200002 (NE NE)

Tax Parcel ID No. 0315200003 (N1/2 S1/2 NE)

Lease 143 - TRACT: WOC143

Parcel 1:

The Northwest Quarter (NW1/4) of Section Twenty-five (25), in Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, except the East Thirty-five (35) acres of the East Half (E1/2) of the Northwest Quarter (NW1/4) of said Section Twenty-five (25).

Tax Parcel ID No. 0325100001

Tax Parcel ID No. 0325100002

Tax Parcel ID No. 0325100004

Tax Parcel ID No. 0325100005

Lease 145 - TRACT: WOC145

Parcel 1:

The Northwest Quarter (NW1/4) of Section Thirteen (13), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0313100001 (NW NW)

Tax Parcel ID No. 0313100002 (NE NW)

Tax Parcel ID No. 0313100003 (SW NW)

Tax Parcel ID No. 0313100004 (SE NW)

Lease 146 - TRACT: WOC146

Parcel 1:

The South Fractional Half (S frl 1⁄2) of Southwest Fractional Quarter (SW frl 1⁄4) of Section Nineteen (19), and North Fractional Half (N frl 1⁄2) of Northwest Fractional Quarter (NW frl 1⁄4) of Section Thirty (30), all in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0419300003 (SW SW)

Tax Parcel ID No. 0419300004 (SE SW)

Tax Parcel ID No. 0430100001 (NW NW)

Tax Parcel ID No. 0430100002 (NE NW)

Parcel 2:

The part of the East Half of the Northeast Quarter of Section Thirty-six (36), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0336200005 (NE NE LYING N OF HWY105)

Lease 149 - TRACT: WOC149

Parcel 1:

The Southwest Quarter (SW1/4) of Section Eleven (11); the Northwest Fractional Quarter (NW frl. 1⁄4) of Section Eleven (11), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa; LESS AND EXCEPTING a tract of land consisting of forty (40) acres, more or less, located in Section 11, Township 100 North, of Range 19, West of the 5th P.M., Worth County Iowa, described as follows: Commencing at the Northwest corner of said Section 11, Township 100 North, of Range 19, West of the 5th P.M., thence East on the Center line of the public road (and North boundary of said Section 11) a distance of 77.17 rods; thence South 82.935 rods; thence West 77.17 rods to the West boundary of said Section 11, thence North 82.935 rods on the West boundary of said Section 11 to the place of beginning, and except therefrom the following described real estate which the said B.A. Miller and Dorothy Miller, husband and wife, and their heirs and assigns reserve unto themselves, described as follows: Commencing at a point 20 rods South of the Northeast corner of the above described premises, thence West 9 rods, thence South 10 rods, thence East 9 rods, thence North 10 rods to the place of beginning. ALSO LESS AND EXCEPTING; Commencing at a point on the West line of the Northwest fractional quarter of Section 11, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa, which point is 82.935 rods South of the Northwest corner of the Northwest fractional quarter of said Section 11; thence East 77.17 rods; thence South to a point on the South line of the Southwest Quarter of said Section 11, which point is 77.17 rods East of the Southwest corner of said Section 11; thence West to the Southwest corner of said Section 11; thence North to the point of beginning.

Tax Parcel ID No. 0411100004 (PAR. IN NW NW)

Tax Parcel ID No. 0411100005 (NE NW)

Tax Parcel ID No. 0411100008 (PAR. IN SW NW)

Tax Parcel ID No. 0411100009 (SE NW)

Tax Parcel ID No. 0411300002 (PAR. IN NW SW)

Tax Parcel ID No. 0411300003 (NE SW)

Tax Parcel ID No. 0411300005 (PAR. IN SW SW)

Tax Parcel ID No. 0411300006 (SE SW)

Lease 152 - TRACT: WOC152

Parcel 1:

The Northeast Fractional Quarter (NE frl. 1⁄4) of Section Eleven (11), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0311200001 (FRL. NW NE)

Tax Parcel ID No. 0311200002 (FRL. NE NE)

Tax Parcel ID No. 0311200003 (FRL. SW NE)

Tax Parcel ID No. 0311200004 (FRL. SE NE)

AND

The West Half of the Southeast Quarter (W1/2 SE1/4) of Section Eleven (11), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0311400001 (NW SE)

Tax Parcel ID No. 0311400003 (SW SE)

Parcel 2:

The Southwest Quarter (SW1/4) of Section Eleven (11), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0311300001 (NW SW)

Tax Parcel ID No. 0311300002 (NE SW)

Tax Parcel ID No. 0311300003 (SW SW)

Tax Parcel ID No. 0311300004 (SE SW)

Parcel 3:

The North One-Half (N1/2) of the South One-half (S/1/2) of the Southwest Quarter (SW1/4) of Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0315300003 (N 1/2 S 1/2 SW)

AND

The South One-Half (S1/2) of the South One-half (S/1/2) of the Southwest Quarter (SW1/4) of Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0315300004 (S 1/2 S 1/2 SW)

Lease 155 - TRACT: WOC155

Parcel 1:

The Fractional Northwest Quarter (FrNW1/4) of Section Twelve (12), Township One Hundred (100) North, Rage Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0312100001 (W25.62A NW NW)

Tax Parcel ID No. 0312100003 (FRL. NE NW)

Tax Parcel ID No. 0312100004 (W25.62A SW NW)

Tax Parcel ID No. 0312100006 (FRL. SE NW)

Parcel 2:

The North Half of the Southeast Quarter (N1/2 SE1/4) in Section Twenty-three (23), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323400001 (NW SE)

Tax Parcel ID No. 0323400002 (NE SE)

Lease 156 - TRACT: WOC156

Parcel 1:

The Southwest Quarter (SW1/4) in Section Seventeen (17), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0417300001 (NW SW)

Tax Parcel ID No. 0417300002 (NE SW)

Tax Parcel ID No. 0417300003 (SW SW)

Tax Parcel ID No. 0417300004 (SE SW)

Lease 157 - TRACT: WOC157

Parcel 1:

The North Half (N1/2) of the Southwest Quarter (SW1/4) and the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) in Section Fifteen (15), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

LESS and EXCEPT

A tract of land situated in the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section

Fifteen (15), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., described as follows: Commencing at the Southeast Corner of said Southwest Quarter (SW1/4) which is the point of beginning, running thence West 583 feet, thence North 500 feet, thence East 583 feet, thence South 500 feet to point of beginning, excepting lands previously conveyed, Worth County, Iowa.

Tax Parcel ID No. 0415300001 (NW SW)

Tax Parcel ID No. 0415300002 (NE SW)

Tax Parcel ID No. 0415300005 (SW SW EX PAR)

Parcel 2:

The South Half (S1/2) of the Southeast Quarter (SE1/4) and the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) in Section Sixteen (16), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0416300005 (SE SW)

Tax Parcel ID No. 0616400003 (SW SE)

Tax Parcel ID No. 0616400004 (SE SE)

Lease 158 - TRACT: WOC158

Parcel 1:

The Southeast Quarter (SE1/4) of Section Fifteen (15), and the South One-half (S1/2) of the South One-half (S1/2) of the Northeast Quarter (NE1/4) of Section Fifteen (15), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0315200004 (S 1/2 S 1/2 NE)

Tax Parcel ID No. 0315400001 (NW SE)

Tax Parcel ID No. 0315400002 (NE SE)

Tax Parcel ID No. 0315400003 (SW SE)

Tax Parcel ID No. 0315400004 (SE SE)

Parcel 2:

The South Half (S1/2) of the Southwest Quarter (SW1/4) of Section Twenty-five (25), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0325300003 (SW SW)

Tax Parcel ID No. 0325300004 (SE SW)

Parcel 3:

The East Half (E1/2) of the Northwest Quarter (NW1/4) and the West (W1/2) of the Southeast Quarter (SE1/4) of Section Thirty-six (36), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa; and also a small triangular tract of land located in the Northeast corner of the Southwest Quarter (SW1/4) of said Section Thirty-six (36) which is more particularly described as follows: Commencing at a point on the North line of said Southwest Quarter (SW1/4) which point is 25 feet West of the Northeast corner of said Southwest Quarter (SW1/4); thence Southeasterly in a straight line to a point on the East line of said Southwest Quarter (SW1/4), which point is 20 feet South of said corner; thence North on the East line of said Southwest Quarter (SW1/4) 20 feet to said Northeast corner; thence West on the North line of said Southwest Quarter (SW1/4) 25 feet to point of beginning; Also all that portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of said Section Thirty-six (36) lying North of the highway as located across said forty acres.

Tax Parcel ID No. 0336100002 (PT NW NW)

Tax Parcel ID No. 0336100004 (NE NW)

Tax Parcel ID No. 0336100006 (SE NW)

Tax Parcel ID No. 0336400001 (NW SE)

Tax Parcel ID No. 0336400003 (SW SE)

Lease 159 - TRACT: WOC159

Parcel 1:

That part of the Northwest Quarter (NW1/4) and that part of the Northeast Quarter (NE1/4), all in Section 13, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa described as follows: Commencing at the Northwest Corner of said Northwest Quarter; thence N 89°21’13” E, 1529.59 feet along the Northerly line of said Northwest Quarter to the Point of Beginning; thence continuing N 89°21’13” E, 1131.85 feet along said Northerly line to the Northeast Corner of said Northwest Quarter, said point also being the Northwest Corner of said Northeast Quarter; thence N 89°54’03” E, 2659.80 feet along the Northerly line of said Northeast Quarter to the Northeast Corner of said Northeast Quarter; thence S 00°05’59” W, 2374.55 feet (recorded as S 00°00’00” E) along the Easterly line of said Northeast Quarter to the Northeast Corner of that tract of land as shown and described in Survey of record filed February 24, 1988 in Book 39 Page 996 in the Office of the Worth County Recorder; thence S 89°41’38” W, 578.16 feet (recorded as S 89°35’03” E, 578.16 feet) along the Northerly line of said tract of land to the Northwest Corner of said tract of land; thence S 00°05’ 59” W, 280.68 feet (recorded as N 00°00’00” W, 280.68 feet) along the Westerly line of said tract of land to the Southwest Corner of said tract of land, said point also being on the Southerly line of said Northeast Quarter; thence S 89°41’38” W, 2100.99 feet (recorded as N 89°35’03” W) along said Southerly line to the Southwest Corner of said Northeast Quarter, said point also being the Southeast Corner of said Northwest Quarter; thence S 89°41’38” W, 1131.85 feet along the Southerly line of said Northwest Quarter to a point 1542.12 feet Easterly, measured along said Southerly line, from the Southwest Corner of said Northwest Quarter thence N 00°31’02” E 2658.32 feet to the Point of Beginning; said Parcel B as shown on that certain Plat of Survey filed April 10, 2013, in Book 2013, Page 0450; subject to existing public road right of way across the Easterly 50.00 feet, subject to existing public road right of way across the Northerly 45.00 feet of the Northeast Quarter, subject to existing public road right of way as described in Easement for Public Highway filed January 5, 1978 in Book 26 Page 661 in the Office of the Worth County Recorder in the Northwest Quarter, and also subject to any other easements of record.

Tax Parcel ID No. 0413100006 (PT PAR “B” in NE NW)

Tax Parcel ID No. 0413100008 (PT PAR “B” in SE NW)

Tax Parcel ID No. 0413200001 (NW NE)

Tax Parcel ID No. 0413200002 (NE NE)

Tax Parcel ID No. 0413200003 (SW NE)

Tax Parcel ID No. 0413200005 (SE NE EXC. PAR)

Lease 160 - TRACT: WOC160

Parcel 1:

A tract of land situated in the Southeast Quarter of Section 19, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at a point 570 feet West of the Southeast Corner of said Section 19, which is point of beginning; running thence North 120 feet; thence West 164 feet; thence South 120 feet to the South line of said Section 19; thence East along said Section line 164 feet, more or less, to point of beginning.

Tax Parcel ID No. 0419400008 (PAR. in SE SE)

Parcel 2:

The Southwest Quarter (SW1/4) of Section Twenty (20), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting therefrom: A tract of land situated in the Southwest Quarter (SW1/4) of Section Twenty (20), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, described as follows: Beginning at the Southwest Corner (SW Cor.) of said Southwest Quarter (SW1/4) of Section Twenty (20), thence North One Thousand Five Hundred Forty (1540.00) feet; thence East Five Hundred (500.00) feet; thence South One Thousand Five Hundred Forty (1540.00) feet to the South line of said Southwest Quarter (SW1/4); thence West Five Hundred (500.00) feet to point of beginning.

Tax Parcel ID No 0420300002 (NE SW)

Tax Parcel ID No. 0420300004 (SE SW

Tax Parcel ID No. 0420300006 (NW SW EX. PAR.)

Tax Parcel ID No. 0420300008 (SW SW EX. PAR.)

Parcel 3:

That part of the Southwest Quarter (SW1/4) of the Southwest (SW1/4) of Section 20, Township 100 North, Rand 19 West of the 5th P.M., in Worth County, Iowa, described and depicted as Parcel A of the Plat of Survey recorded in Book 2010, Page 0597 in the records of the of the Worth County Recorder; Subject to highway easement on the south and west sides thereof.

Tax Parcel ID No. 0420300010 (PAR. “A” in SW SW)

Lease 161 - TRACT: WOC161

Parcel 1:

The Northwest Quarter (NW1/4) of Section Twenty-five (25), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0425100002 (NE NW)

Tax Parcel ID No. 0425100004 (NW NW)

Tax Parcel ID No. 0425100005 (NW NW EXC PAR DEER CREEK)

Tax Parcel ID No. 0425100006 (PAR IN NW NW DEER CREEK)

Tax Parcel ID No. 0425100007 (PAR IN SW NW DEER CREEK)

Tax Parcel ID No. 0425100008 (SW NW EXC PAR DEER CREEK)

Lease 163 - TRACT: WOC163

Parcel 1:

Parcel 1A:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Twenty-six (26), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0426100003 (SW NW)

Parcel 1B:

The East One-half (E1/2) of the Northwest Quarter (NW1/4) and the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Twenty-six (26), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0426100001 (NW NW)

Tax Parcel ID No. 0426100002 (NE NW)

Tax Parcel ID No. 0426100004 (SE NW)

Parcel 2:

The East Half (E1/2) of the Northeast Quarter (NE1/4) Section Twenty-two (22), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0422200002 (NE NE)

Tax Parcel ID No. 0422200004 (SE NE)

Parcel 3:

The Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of Section Twenty-two (22), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0422400002 (NE SE)

Parcel 4:

The East Half (E1/2) of the Northeast Quarter (NE1/4) of Section Twenty-three (23), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0423200003 (NE NE)

Tax Parcel ID No. 0423200006 (SE NE)

Lease 166 - TRACT: WOC166

Parcel 1:

The North Half (N1/2) of the Northwest Quarter (NW1/4) of Section Twenty-eight (28), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0428100001 (NW NW)

Tax Parcel ID No. 0428100008 (NE NW EX. PAR)

Lease 167 - TRACT: WOC167

Parcel 1:

The South One-half (S1/2) of the Northwest Fraction Quarter (fr NW1/4) and the Southwest Fraction Quarter (fr SW1/4), all in Section 18, in Township 100 North, of Range 19, West of the 5 P.M., Worth County, Iowa.

Tax Parcel ID No. 0418100003

Tax Parcel ID No. 0418100004

Tax Parcel ID No. 0418300001

Tax Parcel ID No. 0418300002

Tax Parcel ID No. 0418300003

Tax Parcel ID No. 0418300004

Lease 168 - TRACT: WOC168

Parcel 1:

The Southeast Quarter (SE1/4) of Section 9, Township 100 North, of Range 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0409400001 (NW SE)

Tax Parcel ID No. 0409400002 (NE SE)

Tax Parcel ID No. 0409400003 (SW SE)

Tax Parcel ID No. 0409400004 (SE SE)

Lease 169 - TRACT: WOC169

Parcel 1:

The East One-half (E1/2) of the Southeast Quarter (SE1/4) of Section Fourteen (14), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0414400002 (NE SE)

Tax Parcel ID No. 0414400004 (SE SE)

Lease 170 - TRACT: WOC170

Parcel 1:

The West One-half (W1/2) of the Southeast Quarter (SE1/4) of Section Fourteen (14), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0414400001 (NW SE)

Tax Parcel ID No. 0414400003 (SW SE)

Parcel 2:

The East One-half (E1/2) of the Southeast Quarter (SE1/4) of Section Twenty-three (23), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting parcel in the Northeast Quarter of the Southeast Quarter.

Tax Parcel ID No. 0423400004 (NE SE EXC. PAR.)

Tax Parcel ID No. 0423400006 (SE SE)

Lease 171 - TRACT: WOC171

Parcel 1:

The North Half (N1/2) of the Southeast Quarter (SE1/4) of Section Twenty-six (26), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, according to Government Survey and subject to legal highways.

Tax Parcel ID No. 0426400001 (NW SE)

Tax Parcel ID No. 0426400002 (NE SE)

Parcel 2:

The Southwest Quarter (SW1/4) of Section Thirteen (13), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0413300001 (NW SW)

Tax Parcel ID No. 0413300002 (NE SW)

Tax Parcel ID No. 0413300003 (SW SW)

Tax Parcel ID No. 0413300004 (SE SW)

Lease 172 - TRACT: WOC172

Parcel 1:

The Southwest Quarter (SW1/4) of Section Twelve (12), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0412300001 (NW SW)

Tax Parcel ID No. 0412300002 (NE SW)

Tax Parcel ID No. 0412300003 (SW SW)

Tax Parcel ID No. 0412300004 (SE SW)

Parcel 2:

The West One-half (W1/2) of the Southwest Quarter (SW1/4); and the West Half (W1/2) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4); all in Section Twenty-five (25), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0425300001 (NW SW)

Tax Parcel ID No. 0425300003 (SW SW)

Tax Parcel ID No. 0425300004 (W1/2 SE SW)

Lease 174 - TRACT: WOC174

Parcel 1:

The North Half (N1/2) of the Southwest Quarter (SW1/4) in Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, excepting therefrom a parcel of land described as Parcel “B” located in part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) in Section Fifteen (15), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., as described in Survey Document No. 20120109 found in the Office of the Recorder County of Worth, State of Iowa.

Tax Parcel ID No. 0315300001 (N1/2 N1/2 SW1/4)

Tax Parcel ID No. 0315300001 (S1/2 N1/2 SW1/4)

Parcel 2:

Parcel “B” located in part of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4); and part of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4), all in Section 35, Township 100 North, of Range 19 West of the 5th

P.M., Worth County, Iowa, as described and depicted in a Plat of Survey filed May 31, 2012 in the Office of the Worth County Recorder in Document No. 20120861.

Tax Parcel ID No. 0435300009 (Pt Parcel B W1/2 SW1/4)

Tax Parcel ID No. 0435100011 (Pt Parcel B SW1/4 NW1/4)

Parcel 3:

Parcel “C” located in the South Half (S1/2) of the Northwest Quarter (NW1/4) and the Southwest Quarter (SW1/4) of Section Thirty-five (35), Township One Hundred (100) North, of Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, as described and depicted in a plat of survey filed May 31, 2012, in the office of the Worth County Recorder in Document No. 20120861.

Tax Parcel ID No. 0435300010 (Pt Parcel C Pt N1/2 SW1/4)

Tax Parcel ID No. 0435100012 (Pt Parcel C S1/2 NW1/4 and Pt S1/2 of NW1/4)

Lease 175 - TRACT: WOC175

Parcel 1:

Tract 1:

The North Half (N1/2) of the Northeast Quarter (NE1/4) in Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0416200001 (NW NE)

Tax Parcel ID No. 0416200002 (NE NE)

Tract 2:

The Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) in Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0416200003 (SW NE)

Tract 3:

The Southeast Quarter of the Northeast Quarter (NE1/4) in Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa,

Except a parcel described as beginning at 146 feet North of the East Quarter Corner (E 1/4 Cor.) of Section Sixteen (16); thence West Three Hundred Fifty (350) feet; thence North One Hundred Eighty-five (185) feet; thence East Three Hundred Fifty (350) feet; thence South One Hundred Eighty-five (185) feet to point of beginning, Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Also excepting the parcel described below:

Commencing at the Southeast Quarter of said Northeast Quarter; thence N 00°00’00” W, 36.50 feet along the East line of said Northeast Quarter to the point of beginning; thence continuing N 00°00’00” W, 109.50 feet along said East line; thence S 90°00’00” W, 350.00 feet along a line at a right angle to said East line; thence N 00°00’00” W, 185.00 feet along a line parallel with said East line; thence East N 90°00’00” E, 350.00 feet along a line at a right angle to said East line to a point on said East line; thence N 00°00’00” W, 205.00 feet along said East line; thence S 90°00’00” W, 828.00 feet along a line at a right angle to said East line; thence S 00°00’00” E, 665.00 feet along a line parallel with said East line; thence East 828 feet, to the East line of plat recorded on Page 65, Book 42, thence North 165.5 to said point of beginning.

Tax Parcel ID No. 0416200008 (SE NE EX. PAR.)

Parcel 2:

Tract 1:

The Northwest Quarter of the Southeast Quarter in Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0416400001 (NW SE)

Tract 2:

The Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4)in Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, except that part of the Northeast Quarter of the Southeast Quarter in Section 16, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa, described as follows:

Commencing at the Southeast Quarter of said Northeast Quarter; thence N 00°00’00” W, 36.50 feet along the East line of said Northeast Quarter to the point of beginning; thence continuing N 00°00’00” W, 109.50 feet along said East line; thence S 90°00’00” W, 350.00 feet along a line at a right angle to said East line; thence N 00°00’00” W, 185.00 feet along a line parallel with said East line; thence East N 90°00’00” E, 350.00 feet along a line at a right angle to said East line to a point on said East line; thence N 00°00’00” W, 205.00 feet along said East line; thence S 90°00’00” W, 828.00 feet along a line at a right angle to said East line; thence S 00°00’00” E, 665.00 feet along a line parallel with said East line; thence East 828 feet, to the East line of plat recorded on Page 65, Book 42, thence North 165.5 to said point of beginning.

Tax Parcel ID No. 0416400007 (NE SE EX. PAR.)

Lease 176 – TRACT: WOC176

Parcel 1:

The West One Half (W1/2) of the Southwest Quarter (SW1/4) of Section Twenty-four (24), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0424300001 (NW SW)

Tax Parcel ID No. 0424300003 (SW SW)

Lease 177 – TRACT: WOC177

Parcel 1:

The West Half (W1/2) of the Northwest Quarter (NW1/4) of Section Thirty-six (36), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, except the right-of-way of the railroad now passing through said premises.

Tax Parcel ID No. 0436100001 (NW1/4 NW1/4)

Tax Parcel ID No. 0436100004 (SW1/4 NW1/4)

Parcel 2:

The North Half (N1/2) of the Southwest Quarter (SW1/4) of Section Thirty-six (36), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, except the right-of-way of the railroad now passing through said premises.

Tax Parcel ID No. 0436300001 (STRIP 100’ WIDE SW1/4 NW1/4 1.16 A & STRIP 100’ WIDE NW1/4 SW1/4 2.75 A)

Tax Parcel ID No. 0436300002 (NW SW EX. RR.)

Tax Parcel ID No. 0436300003 (NE1/4 SW1/4)

Parcel 3:

The South Half (S1/2) of the Southeast Quarter (SE1/4) of Section Twenty-six (26), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, containing 80 acres, more or less, according to Government Survey and subject to legal highways.

Tax Parcel ID No. 0426400003 (SW1/4 SE1/4)

Tax Parcel ID No. 0426400004 (SE1/4 SE1/4)

Parcel 4:

The North Half (N1/2) of the Northeast Quarter (NE1/4) of Section Thirty-five (35), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0435200001 (NW1/4 NE1/4)

Tax Parcel ID No. 0435200002 (NE1/4 NE1/4)

Parcel 5:

Lot 7 and Lot 8, Block 3, Melotonville, Section 25, Township 100, Range 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0425478001 (MELT. LOTS 7 AND 8, BLOCK 3)

Lease 179 - TRACT: WOC179

Parcel 1:

The Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section Twenty-three (23), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323100003 (NE NW)

Lease 180 - TRACT: WOC180

Parcel 1:

A parcel of land in the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section Fourteen (14), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa; more particularly described as follows: Beginning at the North Quarter (N1/4) Corner of said Section Fourteen (14), thence S 00° 38’ 40” West 498.00 feet, thence West 440.00 feet, thence N 00° 38’ 40” West 498.00 feet, thence East 440.00 feet, to point of beginning. The North line of Section line is assumed to bear East and West.

Tax Parcel ID No. 0414100003 (PAR NE NW)

Parcel 2:

The East Half (E1/2) of the Northeast Quarter (NE1/4), in Section Twenty-one (21), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, except that parcel described as Parcel “A” in Plat of Survey filed May 11, 2010 in Book 2010 Page 0997, described as: Located in part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section Twenty-one (21), Township One Hundred (100), Range Nineteen (19), West of the 5th P.M., Worth County Iowa, described as: Commencing at the East Quarter Corner (E1/4 Cor.) of said Section Twenty-one (21); thence on an assumed bearing North 89°50’26” West 720.06 feet along the South line of the Northeast Quarter (NE1/4) of said Section Twenty-one (21) to the point of beginning; thence continuing along said South line North 89°50’26” West 385.00 feet; thence North of beginning; thence along said South line North 89°50’26” West 385.00 feet; thence North 00°36’35” West 355.00 feet; thence South 89°50’26” East 385.00 feet; thence South 00°36’35” East 355.00 feet to the point of beginning;

Tax Parcel ID No. 0421200002 (NE NE)

Tax Parcel ID No. 0421200005 (SE NE EXC. PAR. “A”)

Parcel 3:

The West Thirty-five (35) rods Nine (9) feet and Two (2) inches of the North Half (N1/2) of the Northwest Quarter (NW1/4) of Section Twenty-two (22), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0422100001 (NW NW)

Lease 181 - TRACT: WOC181

Parcel 1:

The West One-half (W1/2) of the West One-half (W1/2) of the Northeast Quarter (NE1/4) and the East One-half (E1/2) of the West One-half (W1/2) of the Northeast Quarter (NE1/4) of Section Twenty-five

(25), in Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0325200001 (NW NE)

Tax Parcel ID No. 0325200003 (SW NE)

Lease 182 - TRACT: WOC182

Parcel 1:

The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) in Section Twenty-two (22), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0422400004 (SE SE)

Parcel 2:

The Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) in Section Twenty-seven (27), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0427400002 (NE SE)

Parcel 3:

A tract of land in the North Quarter of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Thirty-five (35), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excluding that property more particularly described as follows: Commencing at the NW corner of said Section 35, thence East 811 feet to point of beginning, thence East 396 feet, thence South 330 feet, thence West 396 feet, thence North 330 feet to point of beginning. The North line of the NW1/4 is assumed to bear East-West.

Tax Parcel ID No. 0435100001 (N 1/4 NW NW EX. PAR)

Parcel 4:

The East Half (E1/2) of the Northwest Quarter (NW1/4) of Section Thirty-six (36), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

and

That part of the Northeast Quarter (NE1/4) of Section Thirty-six (36) in Township One Hundred (100) North, of Range Nineteen (19) West of the 5th P.M. Worth County, Iowa, described as follows: Commencing at the Northwest Corner of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of said Section Thirty-six (36), running thence South along the West line of said Northwest Quarter of the Northeast Quarter, 57 Rods to the right of way of the C.G.W. R.R.; thence running in the Northeasterly direction along said right of way to the North line of said Section; thence running West on the North Line of said Section to the Place of Beginning.

Tax Parcel ID No. 0436100002 (2 ACRES IN NW OF E 1/2 NW)

Tax Parcel ID No. 0436100003 (NE NW EX PAR)

Tax Parcel ID No. 0436100005 (SE NW)

Tax Parcel ID No. 0436200001 (NW NE W. OF RR.)

Lease 183 - TRACT: WOC183

PARCEL 1:

The Southeast Quarter (SE1/4) of Section Eleven (11), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0411400001 (NW SE)

Tax Parcel ID No. 0411400002 (NE SE)

Tax Parcel ID No. 0411400003 (SW SE)

Tax Parcel ID No. 0411400004 (SE SE)

PARCEL 2:

The Northwest Quarter (NW1/4) of Section Fourteen (14), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting that part previously conveyed in partial completion of the contract herein described, said exception being described as: Beginning at the North Quarter (N1/4) Corner of said Section 14, thence S 0°38’ 40” East 498 feet, thence West 440 feet, thence N 0°38’ 40” West 498 feet, thence East 440 feet to point of beginning, containing 5.03 acres. The North line of Section line is assumed to bear East and West.

Tax Parcel ID No. 0414100001 (NW NW)

Tax Parcel ID No. 0414100002 (NE NW EXC. PAR.)

Tax Parcel ID No. 0414100004 (PAR. IN SW NW)

Tax Parcel ID No. 0414100005 (SE NW)

Lease 184 - TRACT: WOC184

Parcel 1:

Commencing at a point on the West line of the NW Frl 1/4 of Section 11, Township 100 N, Range 19 West of the 5th P.M., Worth County, Iowa, which point is 82.935 rods South of the NW corner of the NW Frl 1/4 of said Section 11; thence East 77.17 rods; thence South to a point on the South line of the SW 1/4 of said Section 11, which is 77.17 rods East of the SW corner of said Section 11; thence West to the SW corner of said Section 11; thence North to the point of beginning.

Tax Parcel ID No. 0411100007 (PAR. IN SW NW)

Tax Parcel ID No. 0411300001 (NW SW EX. PAR.)

Tax Parcel ID No. 0411300004 (SW SW EX. PAR.)

Lease 185 - TRACT: WOC185

Parcel 1:

A parcel of real estate situated in the Southwest Quarter of Section 9, Township 100 North, of Range 19, West of the 5th P.M., Worth County, Iowa, more particularly described as follows: A tract of real estate situated in the Southwest Quarter of Section 9, Township 100 North, of Range 19, West of the 5th P.M., Worth County, Iowa, more particularly described as follows: Commencing at the Southwest Corner of said Section 9, thence N 89°23’ E 965.75 feet to point of beginning, thence N 0°37’ W 2660.60 feet, thence N 89°30’50” E 1742.66 feet, thence S 0°04’30” E 2656.74 feet, thence S 89°23’ W 1717.53 feet to the point of beginning.

Tax Parcel ID No. 0409300002 (PAR. IN NW SW)

Tax Parcel ID No. 0409300003 (NE SW)

Tax Parcel ID No. 0409300005 (PAR. IN SW SW)

Tax Parcel ID No. 0409300006 (SE SW)

Lease 186 - TRACT: WOC186

Tract 1:

The East Half (E1/2) of the Northeast Quarter (NE1/4) of Section 24, Township 100 North, of Range 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0424200002 (NE NE)

Tax Parcel ID No. 0424200004 (SE NE)

Tract 2:

The South One-half of the Southeast Quarter (S1/2 SE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) all in Section Twenty-four (24), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0424400002 (SW SE)

Tax Parcel ID No. 0424400003 (NE SE)

Tax Parcel ID No. 0424400004 (SE SE)

Tract 3:

The Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4); and the East One-half (E1/2) of the Southwest Quarter (SW1/4) of Section Twenty-four (24), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa;

LESS AND EXCEPT The East 500 feet of the North 525 feet of the Northeast Quarter of the Southwest Quarter of Section 24, Township 100 North, Range 19 West of the 5th P.M.

Tax Parcel ID No. 0424300004 (SE SW)

Tax Parcel ID No. 0424300007 (NE SW EX. PARS.)

Tax Parcel ID No. 0424400001 (NW SE)

Tract 4:

The South Fraction Half (Sfrl 1/2) of the Northwest Quarter (NW1/4) and the Southwest Fractional Quarter (SWfrl 1/4) of Section Thirty (30), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, and the North Fractional Half (Nfrl 1/2) of the Northwest Quarter (NW1/4) of Section Thirty-one (31) in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa;

LESS AND EXCEPTING

A tract of land situated in that part of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Thirty-one (31) in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, lying north of the North Highway 105 described as follows: Commencing at the North line of Highway where Highway 105 intersects with the West line of said Section Thirty-one (31), running thence North 350 feet, thence East 550 feet, thence South to the North line of Highway 105 right-of-way, thence Northwesterly along the North line of Highway 105 right-of-way to point of beginning.

Tax Parcel ID No. 0430100003 (SW NW)

Tax Parcel ID No. 0430100004 (SE NW)

Tax Parcel ID No. 0430300001 (NW SW)

Tax Parcel ID No. 0430300002 (NE SW)

Tax Parcel ID No. 0430300003 (SW SW)

Tax Parcel ID No. 0430300004 (SE SW)

Tax Parcel ID No. 0431100002 (NE NW)

Tax Parcel ID No. 0431100010 (NE NW)

Lease 189 – TRACT: WOC189

Parcel 1:

The North Half (N1/2) of the Southwest Quarter (SW1/4) of Section Twenty-five (25), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

LESS AND EXCEPT

A Parcel of Land designated as Parcel “A”, located in part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Twenty-five (25), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, described as: Commencing at the West Quarter (W1/4) Corner of said Section Twenty-five (25); Thence on an assumed bearing S 00°00’00” W 191.20 feet along the West line of the Southwest Quarter (SW1/4) of said Section Twenty-five (25) to the point of beginning; thence S 89°11’43” E 320 Feet; thence S 01°44’41” W 328.72 Feet; thence S 89°05’13” W 310.00 Feet to the West line of the Southwest Quarter (SW1/4) of said Section Twenty-five (25) thence N 00°00’00” E 338.00 Feet along said West line to the point of beginning.

Tax Parcel ID No. 0325300002 (NE SW)

Tax Parcel ID No. 0325300005 (NW SW EX PAR)

Parcel 2:

The Southeast Quarter (SE1/4) of Section Twenty-six (26), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, described as follows: Beginning at the Southeast Corner (SE Cor.) of said Southeast Quarter (SE1/4); thence westerly on an assumed azimuth from north of 270 degrees 00 minutes 00 seconds along the South line of said Southeast Quarter (SE1/4) 2639.47 feet to the Southwest Corner (SW Cor.) of said Southeast Quarter (SE1/4); thence Northerly 359 degrees 57 minutes and 59 seconds azimuth along the west line of said Southeast Quarter (SE1/4) 1472.88 feet; thence southeasterly 126 degrees 22 minutes 29 seconds azimuth 97.85 feet; thence easterly 80 degrees 05 minutes 31 seconds azimuth 1804.68 feet; thence southeasterly 120 degrees 50 minutes 22 seconds azimuth 912.82 feet to the east line of said Southeast Quarter (SE1/4); thence southerly 179 degrees 59 minutes 55 seconds azimuth along said east line 1247.43 feet to the point of beginning.

Tax Parcel ID No. 0326400002 (PAR. IN NW SE)

Tax Parcel ID No. 0326400003 (SW SE)

Tax Parcel ID No. 0326400005 (PAR. IN NE SE)

Tax Parcel ID No. 0326400007 (SE SE EX. PAR)

Lease 190 – TRACT: WOC190

Parcel 1:

The Southeast Quarter (SE1/4) of Section Thirteen (13), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

LESS AND EXCEPT

A parcel in the commencing at the Southeast Corner of the Southeast Quarter of Section Thirteen (13), Township One Hundred (100) North, of Range Nineteen (19), thence West Thirty-two (32) rods, thence North Four (4) rods, thence East Sixteen (16) rods, thence South Three (3) rods, thence East Sixteen (16) rods, thence South One (1) rod to place of beginning.

AND

The South 900.00 feet of the West 1400.00 feet of the Southeast Quarter (SE1/4) of Section Thirteen (13), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, subject to any easements, recorded or otherwise.

Tax Parcel ID No. 0413400001 (NW SE)

Tax Parcel ID No. 0413400002 (NE SE)

Tax Parcel ID No. 0413400006 (N 420’ OF SW SE)

Tax Parcel ID No. 0413400008 (SE SE EX. PAR.)

Parcel 2:

Commencing at the Northeast Corner (NE Cor.) of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, thence South Three Hundred Fifty (350) feet, thence West One Thousand Eighty (1080) feet, thence North Three Hundred Fifty (350) feet, thence East One Thousand Eighty (1080) feet to point of beginning.

LESS AND EXCEPT

Parcel A as described in Plat of Survey filed January 25, 2006 in Book 2006, Page 0187, described as: Part of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, more particularly described as follows:

Commencing at the North Quarter Corner of said Section 16 and the Northeast Corner of an existing tract as described in County Recorder’s Doc. 99-2493; thence North 89°55’04” West, 410 feet along the north line of said Northwest Quarter (said north line also being the north line of said existing tract) to the point of beginning; thence North 89°55’04” West 670.00 feet along said north line to the Northwest Corner of said existing tract; thence South 01°01’28” West 350 feet along the west line of the existing tract to the Southwest Corner thereof; thence South 89°55’04” East, 670.00 feet along the south line of said existing tract; thence North 01°01’28” East, 350.00 feet to the point of beginning. Subject to easements.

Tax Parcel ID No. 0416100008 (PAR. IN NE NW)

Lease 191 – TRACT: WOC191

Parcel 1:

The Northeast Quarter (NE1/4) of Section 14, Township 100, Range 19, West of the 5th P.M., Worth County, Iowa

Tax Parcel ID No. 0414200001 (NW NE)

Tax Parcel ID No. 0414200002 (NE NE)

Tax Parcel ID No. 0414200004 (SW NE)

Tax Parcel ID No. 0414200005 (SE NE)

Parcel 2:

The North Half (N1/2) of Section 15, Township 100, Range 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0415100001 (NW NW)

Tax Parcel ID No. 0415100002 (NE NW)

Tax Parcel ID No. 0415100003 (SW NW)

Tax Parcel ID No. 0415100004 (SE NW)

Tax Parcel ID No. 0415200001 (par NW NE)

Tax Parcel ID No. 0415200002 (NW NE Exc par)

Tax Parcel ID No. 0415200003 (NE NE)

Tax Parcel ID No. 0415200004 (SW NE)

Tax Parcel ID No. 0415200005 (SE NE)

Parcel 3:

The Northeast Quarter (NE1/4) of Section Twenty-five (25), Township One Hundred (100), Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0425200001 (NW NE)

Tax Parcel ID No. 0425200002 (NE NE)

Tax Parcel ID No. 0425200003 (SW NE)

Tax Parcel ID No. 0425200004 (SE NE)

Lease 194 – TRACT: WOC194

Parcel 1:

The South One-half (S1/2) of the Southeast Quarter (SE1/4) and the South One-half (S1/2) of the North One-half (N1/2) of the Southeast Quarter (SE1/4), Section Ten (10) Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0410400002 (S1/2 NW SE)

Tax Parcel ID No. 0410400003 (SW SE)

Tax Parcel ID No. 0410400005 (S1/2 NE SE)

Tax Parcel ID No. 0410400006 (SE SE)

Lease 195 – TRACT: WOC195

Parcel 1:

The Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) and South One-half (S1/2) of the

Northwest Quarter and the North One-Half of the Southwest Quarter (SW1/4) all in Section 14, Township One Hundred 100 North, Range 20 West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0314100003 (SW NW)

Tax Parcel ID No. 0314100004 (SE NW)

Tax Parcel ID No. 0314300001 (NW SW)

Tax Parcel ID No. 0314300002 (NE SW)

Tax Parcel ID No. 0314300004 (SE SW)

Lease 196 – TRACT: WOC196

Parcel 1:

The Southeast Quarter (SE1/4) of Section 25, Township One Hundred 100 North, Range 20 West of the 5th P.M., Worth County, Iowa, except commencing at the Southeast Corner of Section 25, thence running West 340 feet, thence North 430 feet, thence East 340 feet, thence South 430 feet to the point of beginning.

Tax Parcel ID No. 0325400001 (NW SE)

Tax Parcel ID No. 0325400002 (NE SE)

Tax Parcel ID No. 0325400003 (SW SE)

Tax Parcel ID No. 0325400004 (SE SE EX. PAR.)

Lease 197 – TRACT: WOC197

PARCEL 1:

The Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) and the East Half (E1/2) of the Northwest Quarter (NW1/4) of Section Twenty-four (24), Township One Hundred 100 North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0424100001 (NW NW)

Tax Parcel ID No. 0424100002 (NE NW)

Tax Parcel ID No. 0424100004 (SE NW)

PARCEL 2:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Twenty-four (24), Township One Hundred 100 North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0424100003 (SW NW)

Lease 198 – TRACT: WOC198

Parcel 1:

The South One-half (S1/2) of the Southeast Quarter (SE1/4) of Section Twenty-three (23), Township One Hundred 100 North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323400003 (SW SE)

Tax Parcel ID No. 0323400004 (SE SE)

Parcel 2:

The Northeast Quarter (NE1/4) of Section Twenty-six (26), Township One Hundred 100 North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0326200001 (NW NE)

Tax Parcel ID No. 0326200002 (NE NE

Tax Parcel ID No. 0326200003 (SW NE)

Tax Parcel ID No. 0326200004 (SE NE)

Parcel 3:

The Northwest Quarter (NW1/4) of Section Twenty-six (26), Township One Hundred 100 North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Except

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Twenty-six (26) lying South of Drainage Ditch No. 13, in Township One Hundred (100) North of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0326100001 (NW NW)

Tax Parcel ID No. 0326100002 (NW ex par)

Tax Parcel ID No. 0326100004 (NE NW)

Tax Parcel ID No. 0326100005 (SE NW)

Lease 199 – TRACT: WOC199

Parcel 1:

That part of the Northwest Quarter (NW1/4) of Section 13, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa, described as follows; Beginning at the Northwest Corner of said Northwest Quarter (NW1/4); thence N 89°21’13” E, 1529.59 feet along the Northerly line of said Northwest Quarter (NW1/4); thence S 00°31’02” W, 2658.32 feet to a point on the Southerly line of said Northwest Quarter (NW1/4), said point being 1542.12 feet Easterly, measured along said Southerly line, from the Southwest Corner of said Northwest Quarter (NW1/4); thence S 89°41’38” W, 1542.12 feet along said Southerly line to said Southwest Corner, thence N 00°47’29” E, 2649.45 feet along the Westerly line of said Northwest Quarter (NW1/4) to the Point of Beginning.

Tax Parcel ID No. 0413100001 (NW NW)

Tax Parcel ID No. 0413100003 (SW NW)

Tax Parcel ID No. 0413100005 (PT PAR “A” IN NE NW)

Tax Parcel ID No. 0413100007 (PT PAR “A” IN SE NW)

Lease 200 – TRACT: WOC200

The Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4), and the North One-half (N1/2) of the Northwest Quarter (NW1/4) of Section Twenty-one 21, Township One Hundred 100 North, Range Nineteen 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0421100001 (NW NW)

Tax Parcel ID No. 0421100002 (NE NW)

Tax Parcel ID No. 0421200001 (NW NE)

Lease 201 – TRACT: WOC201

Parcel 1:

The West One-half of the Southeast Quarter of Section Twelve (12), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa, excepting a tract described as follows: Commencing at the Southwest Corner (SW Cor.) of the Southeast Quarter (SE1/4) of said Section Twelve (12), which is the point of beginning; running thence East 622 feet; running thence North 1072.5 feet to the center of the existing drainage ditch; running thence Southwesterly along the center of said existing drainage ditch to a point of 495.00 feet North of the Southwest Corner (SW Cor.) of the Southeast Quarter (SE1/4) of Section Twelve (12); running thence South 495.00 feet to point of beginning.

Tax Parcel ID No. 0312400001 (NW SE)

Tax Parcel ID No. 0312400009 (SW SE EXC PAR)

Parcel 2:

The East Half of the Southeast Quarter of Section Twelve (12), Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0312400004 (NE SE)

Tax Parcel ID No. 0312400005 (SE SE)

Parcel 3:

The Southwest Fractional Quarter (SW frl 1⁄4) of Section Seven (7) and the North Fractional Half (N frl 1⁄2) of the Northwest Quarter (NW1/4) of Section Eighteen (18), all in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0407300001 (NW SW)

Tax Parcel ID No. 0407300002 (NE SW)

Tax Parcel ID No. 0407300003 (SW SW)

Tax Parcel ID No. 0407300004 (SE SW)

Tax Parcel ID No. 0418100001 (NW NW)

Tax Parcel ID No. 0418100002 (NE NW)

Lease 202 – TRACT: WOC202

Parcel 1:

A tract of real estate situated in the Southeast Quarter of Section Eight (8), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, and in the Southwest Quarter of Section 9, Township 100 North, of Range 19, West of the 5th P.M., more particularly described as follows: Beginning at the Southwest Corner of said Section 9, thence West 1123.80 feet, thence N 00°20’ E 2653.53 feet, thence N 89°30’50” E 2045.51 feet, thence S 00°37’ E 2660.60 feet, thence S 89°23’ W 965.75 feet to point of beginning.

Tax Parcel ID No. 0408400003 (E 34 A. NE SE)

Tax Parcel ID No. 0408400005 (E 34 A. SE SE)

Tax Parcel ID No. 0409300001 (NW SW EXC PAR)

Tax Parcel ID No. 0409300004 (SW SW EXC PAR)

Lease 203 - TRACT: WOC203

Parcel 1:

The Southeast Quarter (SE1/4) of Section Twenty-four (24), in Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0324400001 (NW SE)

Tax Parcel ID No. 0324400002 (NE SE)

Tax Parcel ID No. 0324400003 (SW SE)

Tax Parcel ID No. 0324400004 (SE SE)

Lease 204A - TRACT: WOC204

Parcel 1:

The North Half (N1/2) of the Southwest Quarter (SW1/4) and the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Sixteen (16), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0416300001 (NW SW)

Tax Parcel ID No. 0416300002 (NE SW)

Tax Parcel ID No. 0416300004 (SW SW)

Lease 204B - TRACT: WOC204

Parcel 1:

That part of the West Half (W1/2) of the Southeast Quarter (SE1/4) of Section Seventeen (17), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, lying East of center line of Deer Creek.

Tax Parcel ID No. 0417400002 (PT OF NW SE LYING E OF DEER CREEK)

Tax Parcel ID No. 0417400005 (PT OF SW SE LYING E OF DEER CREEK )

Lease 205 - TRACT: WOC205

Parcel 1:

That part of the West Half (W1/2) of the Southeast Quarter (SE1/4) of Section Seventeen (17), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, lying West of center line of Deer Creek.

Tax Parcel ID No. 0417400001 (PT. OF NW SE LYING WEST OF DEER CREEK)

Tax Parcel ID No. 0417400004 (PT. OF SW SE LYING WEST OF DEER CREEK)

Lease 206 - TRACT: WOC206

Parcel 1:

The Southwest Quarter (SW1/4) of Section Fourteen (14), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0414300001 (NW SW)

Tax Parcel ID No. 0414300002 (NE SW)

Tax Parcel ID No. 0414300003 (SW SW)

Tax Parcel ID No. 0414300004 (SE SW)

Lease 208 - TRACT: WOC208

Parcel 1:

Tract 1:

The North-East Quarter (NE1/4) of Section Twenty-three (23), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323200001 (NW NE)

Tax Parcel ID No. 0323200002 (NE NE)

Tax Parcel ID No. 0323200003 (SW NE)

Tax Parcel ID No. 0323200004 (SE NE)

Tract 2:

The South-East Quarter (SE1/4) of the Northwest Quarter (NW1/4) of Section Twenty-three (23), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0323100005 (SE NW)

Lease 209 - TRACT: WOC209

Parcel 1:

The Northwest Quarter (NW1/4) of Section Sixteen (16), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, excepting therefrom: Commencing at the Northeast Corner (NE Cor.) of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M.; thence South Three Hundred Fifty (350) feet; thence West One Thousand Eighty (1080) feet; thence North Three Hundred Fifty (350) feet; thence East One Thousand Eighty (1080) feet to Point of Beginning, Worth County, Iowa.

Tax Parcel ID No. 0416100001 (NW NW)

Tax Parcel ID No. 0416100003 (SW NW)

Tax Parcel ID No. 0416100004 (SE NW)

Tax Parcel ID No. 0416100006 (NE NW EXC PAR)

Parcel 2:

The Northeast Quarter (NE1/4) of Section Seventeen (17), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0417200001 (NW NE)

Tax Parcel ID No. 0417200002 (NE NE)

Tax Parcel ID No. 0417200003 (SW NE)

Tax Parcel ID No. 0417200004 (SE NE)

Parcel 3:

The North Half (N1/2) of the Southeast Quarter (SE1/4) of Section Eighteen (18), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, excepting a parcel described as: Commencing at the Northeast Corner (NE Cor.) of the Southeast Quarter (SE1/4) of said Section Eighteen (18), running thence West Three Hundred Fifty (350) feet; thence South Four Hundred Fifty (450) feet; thence East Three Hundred Fifty (350) feet; thence North Four Hundred Fifty (450) feet to the point of beginning.

Tax Parcel ID No. 0418400001 (NW SE)

Tax Parcel ID No. 0418400005 (NE SE EXC PAR)

Lease 210 - TRACT: WOC210

Parcel 1:

The East One-Half (E1/2) of the Northeast Quarter (NE1/4) of Section 13, and the North Twenty-five acres of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 13, all in Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0313200002 (NE NE)

Tax Parcel ID No. 0313200004 (SE NE)

Tax Parcel ID No. 0313200005 (NW NE)

Parcel 2:

The East One-half (E1/2) of the Southeast Quarter (SE1/4) of Section Thirteen (13), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0313400002 (NE SE)

Tax Parcel ID No. 0313400004 (SE SE)

Parcel 3:

The North Half (N1/2) of the Northeast Quarter (NE1/4) and the North Fifteen (15) acres of the South Half (S1/2) of the Northeast Quarter (NE1/4) of Section Fourteen (14), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0314200001 (NW NE)

Tax Parcel ID No. 0314200002 (NE NE)

Tax Parcel ID No. 0314200003 (N 15 A. S 1/2 NE)

Lease 211 - TRACT: WOC211

Parcel 1:

The East Fifty (50) acres of the Northwest Quarter (NW1/4) of Section Twenty-Four (24), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0324100004 (E. 25 A. NE NW)

Tax Parcel ID No. 0324100008 (E 25 A. SE NW)

Lease 212 - TRACT: WOC212

Parcel 1:

A tract of land commencing at the Northwest Corner (NW Cor.) of the Southwest One Quarter (SW1/4) of Section Twenty-Four (24), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa, running thence East 750 feet, thence South 330 feet, thence West 750 feet, thence North 330 feet to a point of beginning

Tax Parcel ID No. 0324300005 (PAR IN NW SW)

Lease 213 - TRACT: WOC213

Parcel 1:

A tract of land situated in the Northwest Quarter (NW1/4) of Section Two (2), Township One Hundred (100) North, Range Twenty (20) West of the 5th P.M., Worth County, Iowa. Described as follows: Commencing at the Southwest Corner (SW Cor.) of said Northwest Quarter (NW1/4), running thence North Eight Hundred Fifty (850) feet; thence East Five Hundred (500) feet; thence South Eight Hundred Fifty (850) feet; thence West Five Hundred (500) feet to point of beginning.

Tax Parcel ID No. 0702100005 (PAR IN SW NW)

Lease 214 - TRACT: WOC214

Parcel 1:

South Half (S1/2) of the Southeast Quarter (SE1/4) of Section Eighteen (18), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0418400003 (SW SE)

Tax Parcel ID No. 0418400004 (SE SE)

Lease 215 - TRACT: WOC215

Parcel 1:

The Northeast Quarter (NE1/4) of Section Twenty-four (24), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0324200001 (NW NE)

Tax Parcel ID No. 0324200002 (NE NE)

Tax Parcel ID No. 0324200003 (SW NE)

Tax Parcel ID No. 0324200004 (SE NE)

Parcel 2:

The Southwest Quarter (SW1/4) of Section Twenty-four (24), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa, excepting a parcel of land commencing at the Northwest Corner (NW Cor.) of the Southwest One Quarter (SW1/4) of Section Twenty-four (24), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., thence running East 750 feet, thence South 330 feet, thence West 750 feet, thence North 330 feet to point of beginning.

Tax Parcel ID No. 0324300002 (S 1/2 N 1/2 SW)

Tax Parcel ID No. 0324300003 (N 1/2 S 1/2 SW)

Tax Parcel ID No. 0324300004 (S 1/2 S 1/2 SW)

Tax Parcel ID No. 0324300006 (N 1/2 N 1/2 SW EX PAR)

Parcel 3:

The fractional Northwest Quarter (NW1/4) of Section Nineteen (19), and the North Half (1/2) of the Southwest Fractional Quarter (SWfrl.1/4) of Section Nineteen (19), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0419100001 (NW NW)

Tax Parcel ID No. 0419100002 (NE NW)

Tax Parcel ID No. 0419100003 (SW NW)

Tax Parcel ID No. 0419100004 (SE NW)

Tax Parcel ID No. 0419300001 (NW SW)

Tax Parcel ID No. 0419300002 (NE SW)

Lease 218 - TRACT: WOC218

Parcel 1:

The West One-half (W 1/2) of the Southeast Quarter (SE 1/4) of Section Seven (7), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting a tract of land located in the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M.; more particularly described as follows: Commencing at the Northeast Corner (NE Cor.) of the Southeast Quarter (SE 1/4) of said Section Seven (7); thence West One Thousand Three Hundred Ten and Forty Hundredths (1310.40) feet to point of beginning; thence West Four Hundred Ninety-three (493.0) feet to the centerline of Deer Creek; thence S 46 degrees 33 minutes E Six Hundred Eighty-two (682.0) feet along the center of Deer Creek; thence N 0 degrees 16’ W Four Hundred Sixty-nine (469.0) feet to the point of beginning.

Tax Parcel ID No. 0407400001 (NW SE Ex Par)

Tax Parcel ID No. 0407400006 (SW SE)

Parcel 2:

Parcel “C” located in part of the SE 1/4 of SE 1/4 and part of the NE 1/4 of SE 1/4 in Section 7, T 100 N, Range 19 West of the 5th P.M., Worth County, Iowa, as described and depicted in a plat of survey dated 10/30/2002 and recorded November 7, 2002 as Document Number 02-2541 in the office of the Worth County Recorder.

Tax Parcel ID No. 0407400011 (Par C NE SE &SE SE Ex Par)

Parcel 3:

Parcel “A” located in part of the SE 1/4 of SE 1/4 and part of the NE 1/4 of SE 1/4 in Section 7, T 100 N, Range 19 West of the 5th P.M., Worth County, Iowa, as described and depicted in a plat of survey dated 10/30/2002 and recorded November 7, 2002 as Document Number 02-2541 in the office of the Worth County Recorder.

Tax Parcel ID No. 0407400013 (Par A SE SE & NE SE)

Parcel 4:

The Southwest Quarter (SW1/4) of Section Eight (8), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel No. 0408300001 (NW SW)

Tax Parcel No. 0408300002 (NE SW)

Tax Parcel No. 0408300003 (SW SW)

Tax Parcel No. 0408300004 (SE SW)

Parcel 5:

West One-half (W1/2) of the Southeast Quarter (SE1/4) and the West Twelve (12) acres of the East half (E1/2) of the Southeast Quarter (SE1/4), all in Section Eight (8), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa

Tax Parcel No. 0408400001 (NW SE)

Tax Parcel No. 0408400002 (W 12 A E 1/2 SE)

Tax Parcel No. 0408400004 (SW SE)

Parcel 6:

The Northwest Quarter (NW1/4) of Section Twelve (12), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting the following, to-wit: A tract of land lying and being situated in the East Half of the Northwest Fraction Quarter of Section 12, in Township 100 North, of Range 19, West of the 5th P.M., Worth County, Iowa, described as follows: Beginning at the Northeast Corner of the Northwest Fractional Quarter of said Section 12; running thence West 756 1/2 feet; thence South 900 feet; thence East 756 1/2 feet; thence North 900 feet to the place of beginning.

Tax Parcel No. 0412100001 (NW NW)

Tax Parcel No. 0412100002 (NE NW)

Tax Parcel No. 0412100004 (SW NW)

Tax Parcel No. 0412100005 (SE NW)

Parcel 7:

The Southeast Quarter (SE1/4) of Section Twelve (12), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel No. 0412400001 (NW SE)

Tax Parcel No. 0412400002 (NE SE)

Tax Parcel No. 0412400003 (SW SE)

Tax Parcel No. 0412400004 (SE SE)

Lease 220 - TRACT: WOC220

Parcel 1:

The West One-Half (W1/2) of the Northeast Quarter (NE1/4) and East One-hundred Twenty-four (124) rods, Seven (7) feet, Four (4) inches of the North One-Half (N1/2) of the Northwest Quarter (NW1/4) of Section Twenty-two (22); in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, subject to covenants, conditions, restrictions and easement of record;

LESS AND EXCEPTING

Parcel “A” as shown in the Plat of Survey filed June 30, 2005 in Book 2005, Page 1591, further described as located in the South One-half (S1/2) of Section Fifteen (15) and the North One-half (N1/2) of Section Twenty-two (22), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, more particularly described as follows: Commencing at the South Quarter Corner of said Section 15; thence North 89°22’52” West, 369.26 feet along the South line of the Southwest Quarter of said Section 15 to the point of beginning; thence North 89°22’52” West, 293.67 feet along said south line; thence North 00°37’08” East, 439.67 feet; thence South 89°22’52” East, 727.65 feet; thence South 00°37’08” West, 440.00 feet to a point on a north line of an existing parcel as surveyed in County Recorders Doc. No. 01-2121; thence South 60°59’40” West, 15.00 feet along said north line to a corner of said existing parcel: thence South 88°10’42” West, 380.44 feet along said north line to a corner of said existing parcel; thence North 59°00’18” West, 47.39 feet along said north line to a corner of said existing parcel (said point also being the point of beginning). Subject to easements.

ALSO LESS AND EXCEPTING

A parcel of land located in part of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Fifteen (15), part of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Twenty-two (22), and part of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section Twenty-two (22), all being in Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, described as: beginning at the Southeast Corner (SE Cor.) of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence on an assumed bearing S 89°22’05” W 1175.00 feet along the South line of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence S 60°00’00” W 97.04 feet; thence S 87°11’02” W 401.89 feet; thence N 60°00’00” W 62.15 feet to the South right-of-way line of County Road, thence N 34°16’00” E 40.11 feet to the North line of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of said Section Twenty-two (22); thence S 60°00’00” E 47.39 feet; thence N 87°11’02” E 380.44 feet; thence N 60°00’00” E 97.85 feet; thence N 89°22’05 E 1185.73 feet to the East line of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence S 00°16’40” E 40.00 feet along said East line to the point of beginning.

Tax Parcel ID No. 0422100002 (FRL. NW NW)

Tax Parcel ID No. 0422100003 (NE NW EX PAR)

Tax Parcel ID No. 0422200001 (NW NE EX PAR)

Tax Parcel ID No. 0422200003 (SW NE)

Parcel 2:

The Southeast Quarter (SE1/4) of the Southwest Quarter of Section Fifteen (15), and the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Fifteen (15), all in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

LESS AND EXCEPTING

Parcel “B” as shown in the Plat of Survey filed June 30, 2005 in Book 2005, Page 1591, further described as located in the Southwest Quarter (SW1/4) of Section Fifteen (15), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, more particularly described as follows: Commencing at the South Quarter of said Section 15; thence North 89°22’52” West, 662.93 feet along the south line of the Southwest Quarter of said Section 15 to the point of beginning; thence North 89°22’52” West, 247.68 feet along said south line; thence North 00°37’08” East, 439.67 feet, thence South 89°22’52” East, 247.68 feet; thence South 00°37’08” West, 439.67 feet to the point of beginning. Subject to easements. NOTE: For the purposes of these surveys, the south line of said Southwest Quarter of said Section 15 was determined to bear North 89°22’52” West using GPS.

ALSO LESS AND EXCEPTING

A parcel of land located in part of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Fifteen (15), part of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Twenty-two (22), and part of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section Twenty-two (22), all being in Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, described as: beginning at the Southeast Corner (SE Cor.) of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence on an assumed bearing S 89°22’05” W 1175.00 feet along the South line of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence S 60°00’00” W 97.04 feet; thence S 87°11’02” W 401.89 feet; thence N 60°00’00” W 62.15 feet to the South right-of-way line of County Road, thence N 34°16’00” E 40.11 feet to the North line of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of said Section Twenty-two (22); thence S 60°00’00” E 47.39 feet; thence N 87°11’02” E 380.44 feet; thence N 60°00’00” E 97.85 feet; thence N 89°22’05 E 1185.73 feet to the East line of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Fifteen (15); thence S 00°16’40” E 40.00 feet along said East line to the point of beginning.

Tax Parcel ID No. 0415300009 (SE SW EXC PARCELS“A”&“B”)

Tax Parcel ID No. 0415400007 (SE SE EX PAR)

Lease 222 - TRACT: WOC222

Parcel 1

The South Half (S1/2) of the Northwest Quarter (NW1/4) of Section Twenty-One, Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0421100003 (SW NW)

Tax Parcel ID No. 0421100004 (SE NW)

Parcel 2

The East Half (E1/2) of the Southeast Quarter (SE1/4) of Section Seventeen (17), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0417400003 (NE SE)

Tax Parcel ID No. 0417400006 (SE SE)

Lease 225 - TRACT: WOC225

Parcel 1:

The Northwest Quarter (NW1/4) of Section Thirty-three (33), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, lying North of Highway 105.

Tax Parcel ID No. 0433100001 (NW NW)

Tax Parcel ID No. 0433100002 (SW NW EX PAR)

Tax Parcel ID No. 0433100004 (NE NW)

Tax Parcel ID No. 0433100005 (SE NW EX PAR)

Lease 227 - TRACT: WOC227

Parcel 1:

The Southwest Quarter (SW1/4) of Section 12, in Township 100 North, of Range 20, West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0312300001 (NW1/4 SW1/4)

Tax Parcel ID No. 0312300002 (NE1/4 SW1/4)

Tax Parcel ID No. 0312300003 (SW1/4 SW1/4)

Tax Parcel ID No. 0312300004 (SE1/4 SW1/4)

Lease 231 - TRACT: WOC231

Parcel 1:

The North One-half (N1/2) of the Northeast Quarter (NE1/4) and the North One-half of the South One-half (S1/2) of the Northeast Quarter (NE1/4), of Section Thirty-six (36), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting: Commencing at the Northwest corner of the Northwest Quarter of the Northeast Quarter of said Section 36, running thence South along the West line of said Northwest Quarter of the Northeast Quarter, 57 rods to the right of way of the C.G.W. Ry, thence running in a Northeasterly direction along said right of way to the North line of said Section, thence running West on the North line of said Section to place of beginning.

Tax Parcel ID No. 0436200002 (NW NE EX PAR)

Tax Parcel ID No. 0436200003 (NE NE)

Tax Parcel ID No. 0436200004 (N 1/2 S 1/2 NE)

Parcel 2:

The Southwest Quarter of the Northeast Quarter of Section Twenty-one (21), Township Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa,

Tax Parcel ID No. 0421200003 (SW NE)

Parcel 3:

Tract “B” as further described and depicted on the Plat of Survey dated October 11, 1995, and recorded October 13, 1995, in Book 43, Page 657 of the Recorder’s Office of Worth County, Iowa.

Tax Parcel ID No.: 0421300007 (E 33A. NESWEX. PAR)

Lease 250 - TRACT: WOC250

Parcel 1:

A tract of Land situated in the Southwest Quarter (SW1/4) of Section 20, Township 100 North, Rand 19 West of the 5th P.M., in Worth County, Iowa, described as follows: Beginning at the Southwest Corner of said Section 20, thence north 1540.00 feet; thence East 500 feet; thence south 1540.00 feet; thence West 500.00 feet to the point of beginning; EXCEPTING therefrom the following:

That part of the Southwest Quarter (SW1/4) of the Southwest (SW1/4) of Section 20, Township 100 North, Rand 19 West of the 5th P.M., in Worth County, Iowa, described and depicted as Parcel A of the Plat of Survey recorded in Book 2010, Page 0597 in the records of the of the Worth County Recorder.

Subject to Highway

Tax Parcel ID No. 0420300009 (PAR. IN SW SW EX PAR “A” & PAR IN NW SW (826X500))

Lease 258 - TRACT: WOC258

Parcel 1:

The Northeast Fractional Quarter of Section Twelve (12), in Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0312200001 (NW NE)

Tax Parcel ID No. 0312200002 (NE NE)

Tax Parcel ID No. 0312200003 (SW NE)

Tax Parcel ID No. 0312200004 (SE NE)

Parcel 2:

The Northwest Fractional Quarter and West One-half of the Northeast Quarter of Section Seven (7), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting: All that part of the West One-half (W1/2) of the Northeast Quarter (NE1/4) in Section Seven (7), lying East of the centerline of the Drainage Ditch.

Tax Parcel ID No. 0407100001 (W1/2 NW)

Tax Parcel ID No. 0407100002 (E1/2 NW)

Parcel 3:

The West One-half of the Northeast Quarter of Section Seven (7), in Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting: All that part of the West One-half (W1/2) of the Northeast Quarter (NE1/4) in Section Seven (7), lying East of the centerline of the Drainage Ditch.

Tax Parcel ID No. 0407200004 (W1/2 NE EX PAR)

Lease 261 - TRACT: WOC261

Parcel 1:

Southwest Quarter (SW1/4) of Section Thirteen (13), Township One Hundred (100) North, Range Twenty (20), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0313300001 (NW SW)

Tax Parcel ID No. 0313300002 (NE SW)

Tax Parcel ID No. 0313300003 (SW SW)

Tax Parcel ID No. 0313300004 (SE SW)

Parcel 2:

The East One-Half (E1/2) of the Northeast Fractional Quarter (NEfrl1/4) of Section Seven (7), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, except a tract described as beginning at a point on the North line of said Section which is 284 feet West of the center of the road running North and South on the East side of said Section; thence West on the said North line 16 rods; thence South 10 rods; thence East 16 rods; thence North 10 rods to place of beginning.

Tax Parcel No. 0407200003 (E1/2 NE frl)

Parcel 3:

All that part of the West One-half (W1/2) of the Northeast Quarter (NE1/4) in Section Seven (7) lying East of the centerline of the Drainage Ditch, being in Township One Hundred (100) North Range Nineteen (19), West of the 5th P.M, Worth County, Iowa.

Tax Parcel No. 0407200005 (Par in E1/2 W1/2 NE)

Parcel 4:

A tract of land located in the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa; more particularly described as follows: Commencing at the NE Corner of the Southeast Quarter (SE

1/4) of said Section Seven (7), thence West One Thousand Three Hundred Ten and forty hundredths (1310.40) feet to point of beginning, thence West Four Hundred Ninety-three (493.00) feet to the centerline of Deer Creek, thence S 46 Degrees 33 Minutes E Six Hundred Eighty-two (682.0) feet along the center of Deer Creek, thence N 0 Degrees 16 Minutes W Four Hundred Sixty-nice (469.00) feet to point of beginning containing Two and Sixty-three hundredths (2.63) acres, all in section Seven (7), Township One Hundred (100), Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel No. 0407400002 (Par in NW SE lying E of DD)

Parcel 5:

Commencing at a point 6.809 rods South of NW corner of NE 1/4 of SE 1/4 of Section 7-100-19; thence South 27.191 rods; thence East 23.5 rods; thence North 27.191 rods; thence West 23.5 rods to place of beginning, all in Section 7, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa.

Tax Parcel No. 0407400008 (Par in NE SE)

Parcel 6:

The North Thirty-four (34) rods of the East Fifty-six and one-half (56 1/2) rods of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) and the North 6.809 rods of the West Twenty-three and one-half (23 1/2) rods of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4), all in Section Seven (7), Township One Hundred (100), Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

LESS AND EXCEPTING

The East 30 rods of the North 34 rods of the Northeast Quarter of the Southeast Quarter of Section 7, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa.

Tax Parcel No. 0407400009 (Par in NE SE)

Parcel 7:

Parcel “B, being that part of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) and that part of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7), in Township One Hundred (100) North, of Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at the Southeast Corner (SE Cor.) of said Section Seven (7); thence North (assumed bearing) along the East line of the Southeast Quarter (SE1/4) of said Section Seven (7) a distance of Two Thousand Seventy-three and Ninety-six Hundredths (2073.96) feet to the South line of the North Thirty-four (34) rods of said Southeast Quarter (SE1/4) and the point of beginning; thence South 87 Degrees 54 Minutes 20 Seconds West along said south line One Thousand One Hundred Ninety-five and Thirty Hundredths (1195.30) feet to the centerline of Deer Creek as presently established; thence South 50 Degrees 52 Minutes 36 Seconds East along said centerline Four Hundred Thirty and Sixty-six Hundredths (430.66) feet; thence southeasterly Three Hundred Forty-six and Seventy-one Hundredth (346.71) feet along said centerline along a tangential curve concave to the southwest, having a central angle of 33 Degrees 06 Minutes 30 Seconds, a radius of Six Hundred (600.00) feet, and a chord bearing of South 34 Degrees 19 Minutes 21 Seconds East; thence South 17 Degrees 46 Minutes 06 Seconds East along said centerline One Hundred Fifty-four and Seventy-one Hundredths (154.71) feet; thence South 88 Degrees 15 Minutes 38 Seconds East Six Hundred Twenty and Sixty-nine Hundredths (620.69) feet to the east line of said Southeast Quarter (SE1/4) and being One Thousand Three Hundred Ten (1310.00) feet north of the Southeast Corner (SE Cor.) of said Section Seven (7); thence North along said east line Seven Hundred Sixty-three and Ninety-six Hundredths (763.96) feet to the point of beginning. Said Parcel B contains 14.14 acres more or less, including 0.87 acres of County Road easement and 1.17 acres of Deer Creek (D.D. #1 I).

Tax Parcel No. 0407400012 (Parcel B NE SE ex par)

Lease 262 - TRACT: WOC262

Parcel 1:

The South 15 acres of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Fourteen (14), Township One Hundred (100) North, Range Twenty (20), West of the Fifth Principle Meridian, Worth County, Iowa.

Tax Parcel ID No. 0314200005 (S 15A S 1/2 NE)

Parcel 2:

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section Fourteen (14), Township One Hundred (100) North, Range Twenty (20), West of the Fifth Principle Meridian, Worth County, Iowa.

Tax Parcel ID No. 0314400001 (NW SE)

Tax Parcel ID No. 0314400002 (NE SE)

Parcel 3:

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Fourteen (14), Township One Hundred (100) North, Range Twenty (20), West of the Fifth Principle Meridian, Worth County, Iowa.

EXCEPT : All that part of the South Half of the Southeast Quarter (S1/2 SE1/4), Section 14, Township 100 North, Range 20 West, Worth County, Iowa, described as follows: Commencing at the Southeast Corner of the Southeast Quarter (SE1/4) of said Section 14; thence North 90 degrees 00 minute 00 second West a distance of 1180.88 feet; on an assumed bearing on the South line of said Southeast Quarter (SE1/4), to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West a distance of 834.00 feet; on the South line of said SE1/4; thence North 00 degrees00 minutes 00 seconds East a distance of 522.30 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 834 feet; thence South 00 degrees 00 minute 00 second East a distance of 522.30 feet, to the point of beginning; subject to highway easement on the South side thereof.

Tax Parcel ID No. 0314400005 (SW SE ex par)

Tax Parcel ID No. 0314400008 (SE SE ex par)

Lease 263 - TRACT: WOC263

Parcel 1:

Tract 1:

The South Half (S1/2) of the Northwest Quarter (NW1/4) of Section Twenty-two (22), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, excepting a parcel described as follows: That part of the Northwest Quarter (NW1/4) of Section Twenty-two (22), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa described as Parcel A in the Plat of Survey recorded August 4, 2014 in Book 2014, Page 0780 in the Office of the Recorder of Worth County, Iowa.

Tax Parcel ID No. 0422100006 (SE NW)

Tax Parcel ID No. 0422100007 (SW NW EX PAR A)

Tract 2:

The Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Twenty-two (22), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa

Tax Parcel ID No. 0422300001 (NW SW)

Parcel 2:

The Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Twenty-two (22), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0422300003 (SW SW)

Parcel 3:

Tract 1:

The South Half (S1/2) of Northwest Quarter (NW1/4) of Section Twenty-seven (27), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, excepting a parcel described as follows: Beginning at the Southwest Corner (SW Cor.) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); thence North 1100 feet; thence East 380 feet; thence South 70 feet; thence East 120 feet; thence South 350 feet; thence East 40 feet; thence Southeasterly along an existing fence line 680 feet to a point on the South line of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4), which is approximately 560 feet East of the Southwest Corner (SW Cor.) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); thence West 560 feet to the point of beginning.

Tax Parcel ID No. 0427100004 (SE NW)

Tax Parcel ID No. 0427100006 (SW NW Ex. Par)

Tract 2:

The Southwest Quarter (SW1/4) of Northeast Quarter (NE1/4) of Section Twenty-seven (27), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0427200003 (SW NE)

Parcel 4:

The Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of Section Twenty-seven (27), Township One Hundred (100) North, of Range Nineteen (19) West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No. 0427400001 (NW SE)

Lease 271 - TRACT: WOC271A

Parcel 1:

A tract of land situated in the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Fifteen (15), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at the Southeast Corner of said Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4), which is the point of beginning; running thence West 583 feet; thence North 500 feet; thence East 583 feet; thence South 500 feet to the point of beginning.

Tax Parcel ID No. 0415300006 (PT SW1/4 SW1/4)

Lease 272 - TRACT: WOC272

Parcel 1:

The Northeast Quarter (NE1/4) of Section Twenty (20), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, LESS AND EXCEPT the following: A parcel of land more particularly described and depicted on the Plat of Survey, dated September 20, 1996, recorded September 26, 1996, in Book 44, Page 357 and also recorded November 26, 1996, in Book 44, Page 428 of the Recorder’s Office of Worth County, Iowa.

Tax Parcel ID No.: 0420200002 (NE NE)

Tax Parcel ID No.: 0420200004 (NE NE)

Tax Parcel ID No.: 0420200005 (NW NE EX. PAR.)

Tax Parcel ID No.: 0420200007 (SW NE EX. PAR.)

Lease 273 – TRACT: WOC273

Parcel 1:

A parcel of land situated in the North Half (N1/2) of the Southeast Quarter (SE1/4) of Section Eighteen (18), Township One Hundred (100) North, of Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at the Northeast Corner (NE Cor.) of the Southeast Quarter (SE1/4) of said Section Eighteen (18), running thence West Three Hundred Fifty (350) feet; thence South Four Hundred Fifty (450) feet; thence East Three Hundred Fifty (350) feet; thence North Four Hundred Fifty (450) feet to the point of beginning.

Tax Parcel ID No. 0418400006 (PAR IN NE SE)

Lease 274 – TRACT: WOC274

Parcel 1:

The Northwest Quarter (NW1/4) of Section Seventeen (17), Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, LESS AND EXCEPTING therefrom the following 2 tracts:

(1) The cemetery site also described as a tract of Land in the Northwest Quarter of Section 17, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa, described as follows:

Commencing at the Northwest Corner of Section 17, Township 100 North, Range 19 West of the 5th P.M., running thence South on the Section line of said Section 416 feet; thence East 243.50 feet; thence North 416 feet; thence West 243.5 feet to point of beginning excepting that part previously conveyed.

(2) That part of the Northwest Quarter (NW1/4) of Section 17, Township 100 North, Range 19 West of the 5th P.M., Worth County, described as follows:

Commencing at a point 61.23 rods South of the Northwest Corner of said Northwest Quarter (NW1/4) of said Section 17, which is the point of beginning, running thence South 30.77 rods; thence East 52 rods; thence North 30.77 rods; thence West 52 rods to point of beginning.

Tax Parcel ID No.: 0417100005 (SW NW EXC PAR DEER CREEK)

Tax Parcel ID No.: 0417100006 (NE NW DEER CREEK)

Tax Parcel ID No.: 0417100007 (SE NW DEER CREEK)

Tax Parcel ID No.: 0417100011 (NW NW EXC PARS DEER CREEK)

Lease 275 - TRACT: WOC275

Parcel 1:

A parcel of land located in the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section Twenty-seven (27), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, described as follows:

Beginning at the Southwest Corner (SW Cor.) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); thence North 1100 feet; thence East 380 feet; thence South 70 feet; thence East 120 feet; thence South 350 feet; thence East 40 feet; thence Southeasterly along an existing fence line 680 feet to a point on the South line of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4), which is approximately 560 feet East of the Southwest Corner (SW Cor.) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); thence West 560 feet to the point of beginning, consisting of approximately 13.22 acres of which 1.65 acres is road right-of-way.

Tax Parcel ID No.: 0427100005 (SW NW)

Lease 276 - TRACT: WOC276

Parcel 1:

A tract of Land in the Northwest Quarter (NW1/4) of Section Twenty-two (22), Township One Hundred (100) North, Range Nineteen (19) West of the 5th P.M., Worth County, Iowa, further described and depicted as Parcel “A” in the Plat of Survey dated July 25, 2014, and recorded August 4, 2014, as Instrument Number 20140780, in the Recorder’s Office of Worth County, Iowa.

Tax Parcel ID No.: 0422100008 (PAR A IN SW NW)

Lease 277 - TRACT: WOC277

Parcel 1:

The East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 22, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No.: 0422300002 (NE SW)

Tax Parcel ID No.: 0422300004 (SE SW)

Parcel 2:

The West Half (W1/2) of the Southeast Quarter (SE1/4) of Section 22, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No.: 0422400001 (NW SE)

Tax Parcel ID No.: 0422400003 (SW SE)

Parcel 3:

The North One-Half (N1/2) of the Northwest Quarter (NW1/4) of Section 35, Township 100 North, Range 19 West, except the North One-Fourth (N1/4) of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of said Section 35, Township 100 North, Range West of the 5th P.M., Worth County, Iowa.

Tax Parcel ID No.: 0435100003 (NW NW EX. PAR.)

Tax Parcel ID No.: 0435100005 (NE NW)

AND

A parcel of Land in the Northwest Quarter (NW1/4) of Section 35, Township 100 North, Range 19 West of the 5th P.M., Worth County, Iowa further described and depicted as: Parcel “A” on the Plat of Survey dated November 5, 2010, and recorded November 19, 2010, as Instrument Number 20102524 in the Recorder’s Office of Worth County, Iowa.

Tax Parcel ID No.: 0435100009 (PAR “A” IN SW NW)

Tax Parcel ID No.: 0435100010 (PAR “A” IN SE NW)

Lease 278 - TRACT: WOC278

A tract of land situated in the Southeast Quarter (SE1/4) of Section Nineteen (19), in Township One Hundred (100) North, Range Nineteen (19), West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at a point 385 feet West of the Southeast Corner of said Section 19, which is point of beginning; Running thence North 344 feet; thence West 160 feet; thence North 112 feet; thence West 457 feet; thence South 456 feet to the South line of said Section 19; thence East along said Section line 617 feet more or less, to point of beginning, LESS AND EXCEPTING therefrom the following:

The bin site described as a tract of land situate in the Southeast Quarter (SE1/4) of Section 19, Township 100 North, Range 19, West of the 5th P.M., Worth County, Iowa, described as follows: Commencing at a point 570 feet West of the Southeast Corner of said Section 19, which is point of beginning; Running thence North 120 feet; thence West 164 feet; thence South 120 feet to the South line of said Section 19; thence East along said Section line 164 feet, more or less, to point of beginning.

Tax Parcel ID No.: 0419400007 (PAR. IN SE SE)

Lease 279 – TRACT: WOC279

The East Thirty-five (35) Acres of the East Half (E1/2) of the Northwest Quarter (NW1/4) of Section Twenty-five (25), in Township One Hundred (100) North, of Range Twenty (20), West of the 5th P.M., Worth County, Iowa

Tax Parcel ID No.: 0325100003 (E 17.50 A NE NW)

Tax Parcel ID No.: 0325100006 (E 17.50 A SE NW)

II. PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Cottonwood, to-wit:

Jeffers Wind Farm O&M Building

Section 20, Township 107 North, Range 36 West, as follows:

The South Four Hundred Fifty (450.00) feet of the East Four Hundred Fifty (450.00) feet of Lot J, County Auditor’s Subdivision No. 11, in the City of Jeffers, Cottonwood County, State of Minnesota.

Jeffers Wind Farm

TRACT 1:

Douglas L. Quade and Susan K. Quade

Parcel 2:

The South Half of the Northeast Quarter of Section 23, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Parcel 3:

Part of the South Half of the Southwest Quarter of Section 13, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Quarter of said Section 13; thence South 87 degrees 58 minutes 59 seconds East, bearing based on Cottonwood County Coordinate System, along the South line of said Southwest Quarter and along the centerline of County Road Number 53, as exists, a distance of 1182.25 feet, to the point of beginning; thence continuing South 87 degrees 58 minutes 59 seconds East, along said South line and said centerline, a distance of 233.75 feet; thence North 02 degrees 01 minute 02 seconds East a distance of 540.00 feet; thence North 87 degrees 58 minutes 59 seconds West, parallel with the South line of said Southwest Quarter, a distance of 233.75 feet; thence South 02 degrees 01 minute 02 seconds West a distance of 540.00 feet, to the point of beginning.

Tax ID: 170230301

Tax ID: 170130501

TRACT 2:

Brian Berger and Ellen Kelm Berger

PARCEL 1:

That part of the Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4) of the Section 22, Township 107, Range 37 West, Cottonwood County, Minnesota, described as follows: Commencing at the Southeast corner of said Section 22; thence on an assumed bearing of South 90 degrees 00 minutes 00 seconds West, along the South line of said Section, a distance of 1751.00 feet to an iron monument, said iron monument being the point of beginning of the tract to be described; thence North 0 degrees 00 minutes 00 seconds East a distance of 582.00 feet to an iron monument; thence South 90 degrees 00 minutes 00 seconds West a distance of 641.53 feet to an iron monument; thence South 0 degrees 24 minutes 00 seconds East a distance of 582.01 feet to an iron monument, located on the South line of said Section; thence North 90 degrees 00 minutes 00 seconds East, along said South line, a distance of 637.47 feet to the point of beginning, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220201 (Parcel 1)

PARCEL 2:

The Southeast Quarter (SE 1/4) of Section Twenty-two (22), Township One Hundred Seven (107), Range Thirty-seven (37), Cottonwood County, Minnesota, except that part described as follows: Commencing at the Southeast corner of said Section Twenty-two (22); thence on an assumed bearing of south 90 degrees 00 minutes 00 seconds West, along the South line of said Section, a distance of 1751.00 feet to an iron monument, said iron monument being the point of beginning of the tract to be described; thence North 0 degrees 00 minutes 00 seconds East a distance of 582.00 feet to an iron monument; thence South 90 degrees 00 minutes 00 seconds West a distance of 641.53 feet to an iron monument; thence South 0 degrees 24 minutes 00 seconds East a distance of 582.01 feet to an iron monument, located on the South line of said Section; thence North 90 degrees 00 minutes 00 seconds East, along said South line, a distance of 637.47 feet to the point of beginning, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220200 (Parcel 2)

TRACT 3:

Charles Berger

The North Half of the Northeast Quarter of Section 27, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170270100

TRACT 4:

Timothy R. Carlblom and Cathy Carlblom, as Trustees Under the Timothy Carlblom Living Trust dated March 16, 2010, an undivided one-half interest

Cathy Carlblom and Timothy Carlblom, as Trustees under the Cathy Carlblom Living Trust dated March 16, 2010, an undivided one-half interest

The Southwest Quarter of Section 23, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170230200

TRACT 5:

Roberta Duroe, a single person, as to a Life Estate

Page Kern, Wade Duroe, Morgan Pederson, Cody C. Duroe, and Cade C. Duroe, as tenants in common

The Southwest Quarter of Section 22, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220100

TRACT 6:

Roberta Duroe, a single person, as to a Life Estate

Page Kern, Wade Duroe, Morgan Pederson, Cody C. Duroe, and Cade C. Duroe, as tenants in common

The West Half of the Southeast Quarter of Section 23, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170230500

TRACT 7:

Roberta Duroe, a single person, as to a Life Estate

Page Kern, Wade Duroe, Morgan Pederson, Cody C. Duroe, and Cade C. Duroe, as tenants in common

Parcel 1:

The East Half and the Northwest Quarter of Section 26, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota EXCEPTING THEREFROM THE FOLLOWING DESCRIBED TRACT: Commencing at an existing iron monument at the Southeast corner of the Northeast Quarter of Section 26; thence North 00 degrees 09 minutes 51 seconds West, bearing based on Cottonwood County Coordinate System, along the East line of the Northeast Quarter of said Section 26, and along the centerline of the township road, as exists, a distance of 940.04 feet, to the point of beginning; thence continuing North 00 degrees 09 minutes 51 seconds West, along said East line and said centerline, as exists, a distance of 848.88 feet; thence North 87 degrees 56 minutes 07 seconds West, a distance of 723.20 feet; thence South 11 degrees 22 minutes 06 seconds West, a distance of 273.79 feet; thence South 77 degrees 07 minutes 02 seconds West, a distance of 43.77 feet; thence South 02 degrees 16 minutes 02 seconds West, a distance of 567.70 feet; thence South 87 degrees 59 minutes 55 seconds East, a distance of 844.77 feet, to the point of beginning.

Tax ID: 170260101

Tax ID: 170260200

TRACT 8:

Larry E. Goeman and Melody S. Goeman

The North Half of the Southwest Quarter of Section 24, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170240300

TRACT 9:

Elton S. Goeman and Susan K. Goeman

The Southwest Quarter of Section 13, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, EXCEPT THE FOLLOWING DESCRIBED PARCELS:

Tract A: Part of the South Half of the Southwest Quarter of Section 13, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Quarter of said Section 13; thence South 87 degrees 58 minutes 59 seconds East, bearing based on Cottonwood County Coordinate System, along the South line of said Southwest Quarter and along the centerline of County Road Number 53, as exists, a distance of 565.00 feet, to the point of beginning; thence continuing South 87 degrees 58 minutes 59 seconds East, along said South line and said centerline, a distance of 617.25 feet; thence North 02 degrees 01 minute 02 seconds East a distance of 540.00 feet; thence North 87 degrees 58 minutes 59 seconds West, parallel with the South line of said Southwest Quarter, a distance of 617.25 feet; thence South 02 degrees 01 minute 02 seconds West a distance of 540.00 feet, to the point of beginning.

Tract B: Part of the South Half of the Southwest Quarter of Section 13, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Quarter of said Section 13; thence South 87 degrees 58 minutes 59 seconds East, bearing based on Cottonwood County Coordinate System, along the South line of said Southwest Quarter and along the centerline of County Road Number 53, as exists, a distance of 1182.25 feet, to the point of beginning; thence continuing South 87 degrees 58 minutes 59 seconds East, along said South line and said centerline, a distance of 233.75 feet; thence North 02 degrees 01 minute 02 seconds East a distance of 540.00 feet; thence North 87 degrees 58 minutes 59 seconds West, parallel with the South line of said Southwest Quarter, a distance of 233.75 feet; thence South 02 degrees 01 minute 02 seconds West a distance of 540.00 feet, to the point of beginning.

Tax ID: 170130502

TRACT 9-A:

Ethan Quade

Part of the South Half of the Southwest Quarter of Section 13, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Quarter of said Section 13; thence South 87 degrees 58 minutes 59 seconds East, bearing based on Cottonwood County Coordinate System, along the South line of said Southwest Quarter and along the centerline of County Road Number 53, as exists, a distance of 565.00 feet, to the point of beginning; thence continuing South 87 degrees 58 minutes 59 seconds East, along said South line and said centerline, a distance of 617.25 feet; thence North 02 degrees 01 minute 02 seconds East a distance of 540.00 feet; thence North 87 degrees 58 minutes 59 seconds West, parallel with the South line of said Southwest Quarter, a distance of 617.25 feet; thence South 02 degrees 01 minute 02 seconds West a distance of 540.00 feet, to the point of beginning.

Tax ID: 170130500

TRACT 10:

Elton S. Goeman and Susan K. Goeman

The North Half of the Northwest Quarter of Section 13, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170130300

TRACT 11:

Elton S. Goeman and Susan K. Goeman

The South Half of the Northwest Quarter of Section 13, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170130400

TRACT 12:

Daniel H. Fox and Janel Kim Fox

The Southwest Quarter of Section 26, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170260300

TRACT 13:

Elton S. Goeman and Susan K. Goeman

The Northwest Quarter of Section 19, Township 107, Range 36, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 010190300

TRACT 14:

Larry E. Goeman and Melody S. Goeman

The Northeast Quarter of Section 24, Township 107, Range 37, according to the United States Government survey thereof and situated in Cottonwood County, Minnesota.

Tax ID: 170240100

TRACT 15:

Larry E. Goeman and Melody S. Goeman

The Northwest Quarter of Section 24, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170240200

Tax ID: 170240201

TRACT 16:

Charles Bruce Grant and Ann E. Grant

The West Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the 5th P.M. in Cottonwood County, Minnesota, excepting therefrom the following five tracts:

TRACT NO. 1:

Commencing at the intersection of the North and South quarter line of said Section 28, with the Southerly right-of-way line of Trunk Highway No. 30 as now located, said point of intersection being 1,166.2 feet South of the North quarter corner of said Section 28; thence North 50 degrees 57 minutes East along the South right-of-way of said Highway No. 30 a distance of 300 feet; thence South 35 degrees 03 minutes East a distance of 160 feet; thence South 54 degrees 57 minutes West a distance of 411.40 feet to the North and South quarter line of said Section 28; thence North on said quarter line to the point of commencement;

TRACT NO. 2:

The approximate 7.4 acres of the above-described real estate, which is currently enrolled in a perpetual RIM conversation easement. This RIM easement is located in the East 500 feet of the West 995 feet of the South 770 feet of the Southwest Quarter of the Northeast Quarter of Section 28, Township 107 North, Range 37 West, Cottonwood County, Minnesota;

TRACT NO. 3:

The approximate 10 acres of real estate Lessors are selling to Lessee in the West Half of the Northwest Quarter of Section 28, Township 107 North, Range 37 West of the 5th P.M. in Cottonwood County, Minnesota; described as follows: All that part of the West Half of the West Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West, Cottonwood County, Minnesota, being more particularly described as follows: Beginning at the intersection of the west line of said Northeast Quarter and the centerline of Minnesota Trunk Highway No. 30; thence South 00 degrees 30 minutes 50 seconds West, bearing based on Minnesota State Plane Coordinate System South Zone, along said west line, a distance of 90.55 feet; thence North 56 degrees 26 minutes 03 seconds East, along the southeasterly right-of-way of Minnesota Trunk Highway No. 30, a distance of 300.00 feet; thence South 33 degrees 33 minutes 57 seconds East a distance of 160.00 feet; thence South 56 degrees 26 minutes 03 seconds West a distance of 408.25 feet, to a point on the west line of said Northeast Quarter; thence South 00 degrees 30 minutes 47 seconds West, along said west line, a distance of 231.42 feet; thence South 88 degrees 15 minutes 31 seconds East a distance of 660.39 feet, to a point on the east line of the West Half of the West Half of said Northeast Quarter; thence North 00 degrees 30 minutes 54 seconds East, along said east line, a distance of 975.78 feet, to a point on the centerline of Minnesota Trunk Highway No. 30; thence southwesterly, along said centerline, along a non tangential curve, concave to the southeast, having a central angle of 00 degrees 36 minutes 45 seconds, a radius of 3106.20 feet, an arc length of 33.21 feet, and a chord that bears South 56 degrees 44 minutes 26 seconds West; thence South 56 degrees 26 minutes 03 seconds West, tangent to said curve, along said centerline, a distance of 763.84 feet, to the point of beginning.

TRACT NO. 4:

Part of the Northwest corner of the NE1/4 of Sec 28, Twp 107N, Rge. 37W in Storden Township, Cottonwood County, Minnesota described as follows: Commencing at an existing Stone Monument at the Northwest corner of the NE1/4 of said Sec. 28; thence South 0007’53” East, bearing based on Cottonwood County Coordinate System, along the West line of said NE1/4, a distance of 108.21 feet, to the point of beginning; thence continuing South 0007’53” East, along said West line, a distance of 929.83 feet, to the Northwesterly Right of Way line of Minnesota Trunk Highway No. 30, as exists; thence North 55°49’00 East, along said Northwesterly Right of Way line, a distance of 313.18 feet; thence North 00°07’53” West, parallel with the West line of said NE1/4, a distance of 748.89 feet; thence North 8853’56” West, parallel with the North line of said NE1/4, a distance of 259.54 feet, to the point of beginning.

TRACT NO. 5:

That portion of the following lying within the West Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the 5th P.M. in Cottonwood County, Minnesota:

All that part of the North Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the 5th P.M., in Storden Township, Cottonwood County, Minnesota, lying Northerly of Minnesota Truck Highway Number 30 centerline, more particularly described as follows: Beginning at an existing iron monument at the Northeast corner of the Northeast Quarter of said Section 28; thence South 00 degrees 07 minutes 23 seconds East, bearing based on Cottonwood County Coordinate System, along the East line of said Northeast Quarter and along the centerline of the township road as exists, a distance of 18.54 feet, to the centerline of Highway Number 30, as exists; thence North 89 degrees 34 minutes 37 seconds West, along said centerline, as exists, a distance of 239.78 feet, to the beginning of a 01 degree 30 minute spiral curve; thence South 88 degrees 55 minutes 23 seconds West, along said centerline, as exists and along said spiral curve, a distance of 150.00 feet, to the end of said spiral curve and beginning of a tangent curve; thence West, Southwesterly along said centerline, as exists, and along a tangent curve, concave to the Southeast, having a central angle of 25 degrees 50 minutes 38 seconds, a radius of 2,864.79 feet, an arc distance of 1,292.20 feet; thence North 00 degrees 07 minutes 23 seconds West, parallel with the East line of said Northeast Quarter, a distance of 360.80 feet, to the North line of said Northeast Quarter; thence South 88 degrees 54 minutes 14 seconds East, along the North line of said Northeast Quarter, a distance of 1,634.00 feet to the point of beginning.

Tax ID: 170280103

TRACT 17:

Jill A. Heiertz, Trustee or Successor Trustees of the The Trust of Jill A. Heiertz, dated December 7, 2012 by Quitclaim Deed

The Northwest Quarter of Section 27, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170270300

TRACT 18:

LAVONNE E. NEERLAND, AS TRUSTEE OF THE LAVONNE E. NEERLAND REVOCABLE TRUST

The Southeast Quarter and the East Half of the Southwest Quarter of Section 27, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 17-027-0500 Tax ID: 17-027-0600

TRACT 19:

DENNIS RAY JOHNSON AND KAREN J. JOHNSON, HUSBAND AND WIFE

The South Half of the Northeast Quarter of Section 27, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170270200

TRACT 20:

Lyndon B. Johnson and Lorna Johnson and their Successors as Trustees of the Lyndon B. Johnson Trust under agreement dated July 24, 2008

The East Half of the Southwest Quarter of Section 15, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170150600

TRACT 21:

Lyndon B. Johnson and Lorna Johnson and their Successors as Trustees of the Lyndon B. Johnson Trust under agreement dated July 24, 2008

The South Half of the Northeast Quarter of Section 15, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170150400

TRACT 22:

Lyndon B. Johnson and Lorna Johnson and their Successors as Trustees of the Lyndon B. Johnson Trust under agreement dated July 24, 2008

The Southeast Quarter of Section 15, Township 107, Range 37, EXCEPT that part described as follows: Commencing at an iron monument at the Southeast corner of said Southeast Quarter; thence South 89 degrees 14 minutes 35 seconds West, bearing based on Cottonwood County Coordinate System, along the South line of said Southeast Quarter and along the centerline of County Road 53, as exists, a distance of

825.00, to the point of beginning; thence continuing South 89 degrees 14 minutes 35 seconds West, along said South line and said centerline a distance of 660.00 feet; thence North 00 degrees 33 minutes 37 seconds East a distance of 747.00 feet; thence North 89 degrees 14 minutes 35 seconds East, parallel with the South line of said Southeast Quarter, a distance of 649.78 feet; thence South 00 degrees 13 minutes 26 seconds East a distance of 746.84 feet, to the point of beginning, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Together with an access easement across the above-described property for the purpose of maintaining and repairing an existing tile line, as reserved in File 206, Card 431.

AND

Together with a non-exclusive access easement for planting and harvesting, as reserved in File 206, Card 431.

Tax ID: 170150501

TRACT 23:

LORNA JOHNSON AND LYNDON B. JOHNSON AND THEIR SUCCESSORS AS TRUSTEES OF THE LORNA JOHNSON TRUST UNDER AGREEMENT DATED JULY 24, 2008

The Southwest Quarter of Section 14, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170140200

TRACT 24:

ANTHONY J. QUADE AND KELLY J. QUADE, AS TENANTS IN COMMON

The East Half of the Southeast Quarter (E2 SE4) and the Northwest Quarter of the Southeast Quarter (NW4 SE 4) of Section 16, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170160300

TRACT 25:

Anthony J. Quade and Kelly J. Quade, as tenants in common

The West Half of the Southwest Quarter (SW4) of Section 15, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170150200

TRACT 26:

Douglas L. Quade and Susan K. Quade

The East Half of the Southeast Quarter of Section 23, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170230400

Tax ID: 170230402

TRACT 27:

Roger L. Quade aka Roger L. Quade, as to an undivided 1⁄2 interest

William L. Quade and Toni L. Quade, as to an undivided 1⁄2 interest

The North Half of the Northeast Quarter of Section 22, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220300

TRACT 28:

ROGER L. QUADE AKA ROGER L. QUADE

Parcel 1:

The North Half of the Northeast Quarter of Section 23, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

AND

Parcel 2:

The Northwest Quarter of Section 23, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota, EXCEPT

That part of the Southwest Quarter of the Northwest Quarter of Section 23, Township 107 North, Range 37 West, Cottonwood County, Minnesota, described as follows: Commencing at the West Quarter corner of said Section 23; thence on an assumed bearing of North 0 degrees 00 minutes East, along the west line of said section, a distance of 136.00 feet to an iron monument, said iron monument being the point of beginning of the tract to be described; thence continuing North 0 degrees 00 minutes East, along said west line, a distance of 660.00 feet to an iron monument; thence North 90 degrees 00 minutes East a distance of 324.00 feet to an iron monument; thence South 0 degrees 00 minutes West a distance of 660.00 feet to an iron monument; thence South 90 degrees 00 minutes West a distance of 324.00 feet to the point of beginning.

Tax ID: 170230300

Tax ID: 170230101

Tax ID: 170230102

TRACT 29:

The Family Trust UWT of Raymond J. Quade dtd 5-5-2014, as to an undivided 1⁄2 interest; and Carol E. Quade, as to an undivided 1⁄2 interest

Parcel 1:

The Southeast Quarter of Section 14, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, EXCEPTING THEREFROM that part of the East Half of the Southeast Quarter of Section 14, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota described as follows: Commencing at an existing iron monument at the Southeast corner of said Section 14; thence North 00 degrees 27 minutes 02 seconds East, bearing based on Cottonwood County Coordinate System, along the East line of said Southeast Quarter and along the centerline of the township road, as exists, a distance of 991.21 feet, to the point of beginning; thence continuing North 00 degrees 27 minutes 02 seconds East, along said East line and said centerline, a distance of 503.07 feet; thence South 89 degrees 41 minutes 47 seconds West, a distance of 779.30 feet; thence South 00 degrees 27 minutes 02 seconds West, parallel with the East line of said Southeast Quarter, a distance of 503.07 feet; thence North 89 degrees 41 minutes 47 seconds East, a distance of 779.30 feet to the point of beginning.

Tax ID: 170140400

TRACT 30:

THE FAMILY TRUST UWT OF RAYMOND J. QUADE DTD 5-5-2014, AS TO AN UNDIVIDED 1⁄2 INTEREST; AND CAROL E. QUADE, AS TO AN UNDIVIDED 1⁄2 INTEREST

The South Half of the Northeast Quarter of Section 14, Township 107, Range 37, EXCEPT that part described as follows: Commencing at an existing iron monument at the Northeast corner of said Section 14; thence South 00 degrees 00 minutes 00 seconds East, assumed bearing along the East line of the Northeast Quarter (NE 1⁄4) of said Section 14 and along the center line of the township road, as exists, a distance of 1,319.47 feet to the Northeast corner of the South Half (S Y2) of said Northeast Quarter (NE 1/4), this being the point of beginning; thence continuing South 00 degrees 00 minutes 00 seconds East along the East line of the South Half (S 1⁄2) of said Northeast Quarter (NE 1⁄4) and along said center line, a distance of 520.00 feet; thence North 89 degrees 23 minutes 32 seconds West, along a line parallel with the North line of the South Half (5 1/2) of said Northeast Quarter (NE 1⁄4), a distance of 554.00 feet; thence North 00 degrees 00 minutes 00 seconds West along a line parallel with the East line of said Northeast

Quarter (NE 1⁄4), a distance of 520.00 feet, to a point on the North line of the South Half (S 1/2) of said Northeast Quarter; thence South 89 degrees 23 minutes 32 seconds East, along the North line of the South Half (S 1⁄2) of said Northeast Quarter (NE ‘A), a distance of 554.00 feet, to the point of beginning, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170140102

TRACT 31:

Beverly Quade and Richard Quade as Trustees, or their Successors in Trust, Under the Richard Quade Living Trust, dated July 31, 2013 and the Beverly Quade Living Trust, dated July 31, 2013

The South Half of the Northeast Quarter of Section 22, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220500

TRACT 32:

Beverly Quade and Richard Quade as Trustees, or their Successors in Trust, Under the Richard Quade Living Trust, dated July 31, 2013 and the Beverly Quade Living Trust, dated July 31, 2013

The South Half of the Southwest Quarter of Section 24, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170240400

TRACT 33:

Connie Quade

The South Half of the Southeast Quarter of Section 13, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170130200

TRACT 34:

William L. Quade

The Northwest Quarter of Section 22, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170220400

TRACT 35:

MERVIN SABOLIK, TRUSTEE OF THE REVOCABLE TRUST FOR MERVIN SABOLIK OF APRIL 5, 2005

The East Half of the Northeast Quarter of Section 28, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Save and Except: All that part of the North Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the 5th P.M., in Storden Township, Cottonwood County, Minnesota, lying Northerly of Minnesota Truck Highway Number 30 centerline, more particularly described as follows:

Beginning at an existing iron monument at the Northeast corner of the Northeast Quarter of said Section 28; thence South 00 degrees 07 minutes 23 seconds East, bearing based on Cottonwood County Coordinate System, along the East line of said Northeast Quarter and along the centerline of the township road as exists, a distance of 18.54 feet, to the centerline of Highway Number 30, as exists; thence North 89 degrees 34 minutes 37 seconds West, along said centerline, as exists, a distance of 239.78 feet, to the beginning of a 01 degree 30 minute spiral curve; thence South 88 degrees 55 minutes 23 seconds West, along said centerline, as exists and along said spiral curve, a distance of 150.00 feet, to the end of said spiral curve and beginning of a tangent curve; thence West, Southwesterly along said centerline, as exists, and along a tangent curve, concave to the Southeast, having a central angle of 25 degrees 50 minutes 38 seconds, a radius of 2,864.79 feet, an arc distance of 1,292.20 feet; thence North 00 degrees 07 minutes 23 seconds West, parallel with the East line of said Northeast Quarter, a distance of 360.80 feet, to the North line of said Northeast Quarter; thence South 88 degrees 54 minutes 14 seconds East, along the North line of said Northeast Quarter, a distance of 1,634.00 feet to the point of beginning.

Tax ID: 170280100

TRACT 36:

THOMAS SYKORA, AS TO A 1⁄4 INTEREST, BONNIE SYKORA, AS TO A 1⁄4 INTEREST, MICHAEL SYKORA, AS TO A 1⁄4 INTEREST, AND JAMES SYKORA AS TO A 1⁄4 INTEREST

The Southwest Quarter of Section 19, Township 107, Range 36, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 010190100

TRACT 37:

JERRY W. THOMPSON AND DEANNE J. THOMPSON, TRUSTEES OF THE JERRY W. THOMPSON LIVING TRUST DATED FEBRUARY 20, 2013

The West Half of the Southwest Quarter (W2 SW4) of Section 27, Township 107, Range 37, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170270400

TRACT 38:

DEANNE J. THOMPSON AND JERRY W. THOMPSON, TRUSTEES OF THE DEANNE J. THOMPSON LIVING TRUST DATED FEBRUARY 20, 2013

The Southwest Quarter of Section 28, Township 107, Range 37, except railroad right-of-way and highway right-of-way, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170280300

TRACT 39:

DEANNE J. THOMPSON AND JERRY W. THOMPSON, TRUSTEES OF THE DEANNE J. THOMPSON LIVING TRUST DATED FEBRUARY 20, 2013

That part of the Northwest Quarter of Section 28, Township 107, Range 37, lying South and East of the railroad right-of-way, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170280301

TRACT 40:

DEANNE J. THOMPSON AND JERRY W. THOMPSON, TRUSTEES OF THE DEANNE J. THOMPSON LIVING TRUST DATED FEBRUARY 20, 2013

THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 107, RANGE 37, ACCORDING TO THE UNITED STATES GOVERNMENT SURVEY THEREOF AND SITUATE IN COTTONWOOD COUNTY, MINNESOTA.

Tax ID: 170280400

TRACT 45:

MICHAEL J. SIMON, AS TO A 1⁄2 INTEREST AND MARLENE F. SIMON, AS TO A 1⁄2 INTEREST

The SE/4 of Sec. 24, Twp. 107N, Range 37 West of the 5th P.M. EXCEPT the premises described as follows: Commencing at the SE corner of said SE/4; thence West along the South line of said SE/4 a distance of 1363.5 feet; thence at right angle North a distance of 491.5 feet; thence at right angle East a distance of 401.5 feet; thence at right angle South a distance of 491.5 feet to the South line of said SE/4, 401.5 feet to the point of beginning, Cottonwood County, Minnesota.

Tax ID: 170240500

TRACT 46:

Steven K. Sell and Kristi L. Sell, husband and wife

That part of the Southwest Quarter of the Northwest Quarter of Section 23, Township 107 North, Range 37 West, Cottonwood County, Minnesota, described as follows: Commencing at the West Quarter corner of said Section 23; thence on an assumed bearing of North 0 degrees 00 minutes East, along the west line of said section, a distance of 136.00 feet to an iron monument, said iron monument being the point of beginning of the tract to be described; thence continuing North 0 degrees 00 minutes East, along said west line, a distance of 660.00 feet to an iron monument; thence North 90 degrees 00 minutes East a distance of 324.00 feet to an iron monument; thence South 0 degrees 00 minutes West a distance of 660.00 feet to an iron monument; thence South 90 degrees 00 minutes West a distance of 324.00 feet to the point of beginning.

Tax ID: 170230100

TRACT 47-A:

TYSON J. ANDERSON AND JENNIFER M. ANDERSON

The Southeast Quarter of Section 21, Township 107, Range 37, less railroad right-of-way, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota.

Tax ID: 170210500

ALSO DESCRIBED AS THE FOLLOWING:

Parcel 1:

The Southeast Quarter of Section 21, Township 107, Range 37, less railroad right-of-way, according to the United States Government Survey thereof and situate in Cottonwood County, Minnesota, SAVE AND EXCEPT the following two Tracts:

Tract 1:

The Southeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, less and except the following described Parcels: Commencing at an existing iron monument at the Southwest corner of the Southeast Quarter of said Section 21; thence South 88°54’14” East, bearing based on Cottonwood County Coordinate System, along the South line of said Southeast Quarter a distance of 896.58 feet to the point of beginning: thence continuing South 88°54’14” East, along said South line a distance of 111.42 feet; thence North 00°07’31” West, a distance of 81.01 feet; thence South 88°54’14” East, parallel with the South line of said Southeast Quarter a distance of 191.19 feet; thence South 01°05’46” West a distance of 80.99 feet; thence South 88°54’14” East, along the South line of said Southeast Quarter, a distance of 531.37 feet; thence North 04°13’58” East, a distance of 663.34 feet; thence North 74°08’43” West, a distance of 660.58 feet; thence North 28°19’58” West, a distance of 132.72 feet thence South 76°56’33” West, a distance of 185.98 feet; thence South 00°05’32” West, a distance of 900.89 feet to the point of beginning, containing 15.31 acres.

Tract 2:

Part of the South Half of the Southeast Quarter of Section 21, and part of North Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the Fifth Principal Meridian, Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest corner of the Southeast Quarter of said Section 21; thence South 88 degrees 54 minutes 14 seconds East, bearing based on Cottonwood Coordinate System, along the South line of said Southeast Quarter, a distance of 1008.00 feet to the point of beginning; thence South 00 degrees 07 minutes 31 seconds East a distance of 277.04 feet; thence Northeasterly along a curve, concave to the Southeast, with a central angle of 16 degrees 41 minutes 50 seconds, a radius of 2939.75 feet, an arc distance of 856.71 feet, a chord bearing of North 72 degrees 09 minutes 49 seconds East and a chord distance of 853.69 feet, to the South line of the Southeast Quarter of said Section 21; thence North 88 degrees 54 minutes 14 seconds West, along the South line of said Southeast Quarter, a distance of 623.95 feet; thence North 01 degrees 05 minutes 46 seconds East, a distance of 80.99 feet; thence North 88 degrees 54 minutes 14 seconds West, parallel with the South line of the Southeast Quarter of said Section 21, a distance of 191.19 feet; thence South 00 degrees 07 minutes 31 seconds East a distance of 81.01 feet, to the point of beginning.

Tax ID: 170210501

AND

Parcel 2:

The Southeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota, less and except the following described Parcels: Commencing at an existing iron monument at the Southwest corner of the Southeast Quarter of said Section 21; thence South 88°54’14” East, bearing based on Cottonwood County Coordinate System, along the South line of said Southeast Quarter a distance of 896.58 feet to the point of beginning: thence continuing South 88°54’14” East, along said South line a distance of 111.42 feet; thence North 00°07’31” West, a distance of 81.01 feet; thence South 88°54’14” East, parallel with the South line of said Southeast Quarter a distance of 191.19 feet; thence South 01°05’46” West a distance of 80.99 feet; thence South 88°54’14” East, along the South line of said Southeast Quarter, a distance of 531.37 feet; thence North 04°13’58” East, a distance of 663.34 feet; thence North 74°08’43” West, a distance of 660.58 feet; thence North 28°19’58” West, a distance of 132.72 feet thence South 76°56’33” West, a distance of 185.98 feet; thence South 00°05’32” West, a distance of 900.89 feet to the point of beginning, containing 15.31 acres.

AND

Parcel 3:

Part of the South Half of the Southeast Quarter of Section 21, and part of North Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West of the Fifth Principal Meridian, Cottonwood County, Minnesota, described as follows: Commencing at an existing iron monument at the Southwest corner of the Southeast Quarter of said Section 21; thence South 88 degrees 54 minutes 14 seconds East, bearing based on Cottonwood Coordinate System, along the South line of said Southeast Quarter, a distance of 1008.00 feet to the point of beginning; thence South 00 degrees 07 minutes 31 seconds East a distance of 277.04 feet; thence Northeasterly along a curve, concave to the Southeast, with a central angle of 16 degrees 41 minutes 50 seconds, a radius of 2939.75 feet, an arc distance of 856.71 feet, a chord bearing of North 72 degrees 09 minutes 49 seconds East and a chord distance of 853.69 feet, to the South line of the Southeast Quarter of said Section 21; thence North 88 degrees 54 minutes 14 seconds West, along the South line of said Southeast Quarter, a distance of 623.95 feet; thence North 01 degrees 05 minutes 46 seconds East, a distance of 80.99 feet; thence North 88 degrees 54 minutes 14 seconds West, parallel with the South line of the Southeast Quarter of said Section 21, a distance of 191.19 feet; thence South 00 degrees 07 minutes 31 seconds East a distance of 81.01 feet, to the point of beginning.

Tax ID: 170210501

TRACT 48:

CLARENE SCHMALZ

The South Half of the Southeast Quarter of the Northeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Tax ID:170210103

TRACT 49:

CLARENE SCHMALZ

The South Half of the Northeast Quarter of the Northeast Quarter; and the North Half of the Southeast Quarter of the Northeast Quarter, all in Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Tax ID: 170210101

TRACT 52:

Clarene Schmalz

The Northwest Quarter of the Northeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Tax ID: 170210104

TRACT 53:

CLARENE SCHMALZ

The North Half of the Northeast Quarter of the Northeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Tax ID: 170210102

TRACT 54:

CHARLES SCHMALZ, AS TO AN UNDIVIDED 1⁄2 INTEREST AND CLARENE SCHMALZ, AS TO AN UNDIVIDED 1⁄2 INTEREST

The Southwest Quarter of the Northeast Quarter of Section 21, Township 107 North, Range 37 West of the 5th P.M., Cottonwood County, Minnesota.

Tax ID: 170210100

TRACT 55:

All that part of the West Half of the West Half of the Northeast Quarter of Section 28, Township 107 North, Range 37 West, Cottonwood County, Minnesota, being more particularly described as follows: Beginning at the intersection of the west line of said Northeast Quarter and the centerline of Minnesota Trunk Highway No. 30; thence South 00 degrees 30 minutes 50 seconds West, bearing based on Minnesota State Plane Coordinate System South Zone, along said west line, a distance of 90.55 feet; thence North 56 degrees 26 minutes 03 seconds East, along the southeasterly right-of-way of Minnesota Trunk Highway No. 30, a distance of 300.00 feet; thence South 33 degrees 33 minutes 57 seconds East a distance of 160.00 feet; thence South 56 degrees 26 minutes 03 seconds West a distance of 408.25 feet, to a point on the west line of said Northeast Quarter; thence South 00 degrees 30 minutes 47 seconds West, along said west line, a distance of 231.42 feet; thence South 88 degrees 15 minutes 31 seconds East a distance of 660.39 feet, to a point on the east line of the West Half of the West Half of said Northeast Quarter; thence North 00 degrees 30 minutes 54 seconds East, along said east line, a distance of 975.78 feet, to a point on the centerline of Minnesota Trunk Highway No. 30; thence southwesterly, along said centerline, along a non tangential curve, concave to the southeast, having a central angle of 00 degrees 36 minutes 45 seconds, a radius of 3106.20 feet, an arc length of 33.21 feet and a chord that bears South 56 degrees 44 minutes 26 seconds West; thence South 56 degrees 26 minutes 03 seconds West, tangent to said curve, along said centerline, a distance of 763.84 feet, to the point of beginning.

Tax ID: 170280104

TRACT 56:

The South Four Hundred Fifty (450.00) feet of the East Four Hundred Fifty (450.00) feet of Lot J, County Auditor’s Subdivision No. 11, in the City of Jeffers, Cottonwood County, State of Minnesota. Less and except any conveyances heretofore made.

Tax ID: 211730324

2.	The following described real property, situate, lying and being in the County of Crow Wing, to wit:

Brainerd Lakes Area Service Center

Lot 2, Block 1, Heart of the Good Life, according to the plat thereof, Crow Wing County, Minnesota.

3.	The following described real property, situate, lying and being in the County of Freeborn, to wit:

Freeborn Wind Farm Substation and O&M Building

Parcel A – Substation

That part of the Northwest Quarter of the Northwest Quarter and the North Half of the North Half of the North half of the Southwest Quarter of the Northwest Quarter of Section 36, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota described as follows: Commencing at the Northwest corner of said Northwest Quarter of the Northwest Quarter of Section 36; thence South 00 degrees 25 minutes 40 seconds East 854.85 feet along the west line of said Northwest Quarter of the Northwest Quarter of Section 36 to the point of beginning of the parcel to be described; thence North 89 degrees 42 minutes 57 seconds East 330.34 feet; thence South 16 degrees 34 minutes 04 seconds East 665.89 feet; thence South 89 degrees 38 minutes 01 seconds West 515.45 feet to the West line of said North Half of the North Half of the North Half of the Southwest Quarter of the Northwest Quarter of Section 36; thence North 00 degrees 25 minutes 40 seconds West 639.92 feet along said West line of said North Half of the North Half of the North Half of the Southwest Quarter of the Northwest Quarter of Section 36 and said West line of the Northwest Quarter of the Northwest Quarter of Section 36 to the point of beginning.

Parcel B – O & M Building

That part of the Northwest Quarter of the Northwest Quarter of Section 36, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota described as follows: Beginning at the Northwest corner of said Northwest Quarter of the Northwest Quarter of Section 36; thence South 00 degrees 25 minutes 40 seconds East 854.85 feet along the west line of said Northwest Quarter of the Northwest Quarter of Section 36; thence North 89 degrees 42 minutes 57 seconds East 330.34 feet; thence North 00 degrees 25 minutes 40 seconds West 854.85 feet to the North line of said Northwest Quarter of the Northwest Quarter of Section 36; thence South 89 degrees 42 minutes 57 seconds West 330.34 feet along said North line of the Northwest Quarter of the Northwest Quarter of Section 36 to the point of beginning.

Freeborn Wind Farm

Lease 3 - Tract: 0006

Parcel 1:

The North Half of the Northeast Quarter (N1/2 NE1/4), Section 27, Township 101 North, Range 20 West, Freeborn County, Minnesota, LESS AND EXCEPT the West 345 feet thereof.

Tax Parcel ID No.020270010

Parcel 2:

The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) and the North Half of the North Half of the North Half of the Southwest Quarter of the Northwest Quarter (N1/2 N1/2 N1/2 SW1/4 NW1/4), Section 36, Township 101 North, Range 20 West of the 5th Principal Meridian, Freeborn County, Minnesota.

Tax Parcel ID No.020360031

Lease 4

Parcel 1:

The East half of the Southeast Quarter of the Southeast Quarter and the Southeast Quarter of the Northeast Quarter of the Southeast Quarter, all in Section 26, Township 101 North, Range 20 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020260010

Parcel 2:

The Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) in Section 26, Township 101 North, Range 20 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020260020

Parcel 3:

The South Half (S1/2) of the Southwest Quarter (SW1/4) of Section 25, Township 101 North, Range 20 West of the 5th Principal Meridian, LESS AND EXCEPT all that part of the Southwest Quarter (SW1/4) of Section 25, Township 101 North, Range 20 West, described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section 25; thence North 89 degrees 42 minutes 58 seconds East a distance of 628.03 feet, on an assumed bearing on the south line of said Southwest Quarter (SW1/4) of Section 25, to the point of beginning; thence North 00 degrees 56 minutes 33 seconds West a distance of 330.00 feet; thence North 89 degrees 42 minutes 58 seconds East a distance of 693.00 feet; thence South 00 degrees 56 minutes 33 seconds East a distance of 330.00 feet, to a point on the South line of said Southwest Quarter (SW1/4) of Section 25; thence South 89 degrees 42 minutes 58 seconds West a distance of 693.00 feet on the south line of said Southwest Quarter (SW1/4) of Section 25, to the point of beginning.

Property Tax Identification No. 020250051

Parcel 4:

The Southeast Quarter (SE1/4) of Section 26, Township 101 North, Range 20 West, Freeborn County, Minnesota,

LESS AND EXCEPT: All that part of the Southeast Quarter (SE1/4) of Section 26, Township 101 North, Range 20 West, Freeborn County, Minnesota, described as follows:

Commencing at the southeast comer of the Southeast Quarter (SE1/4) of Section 26; thence South 89 degrees 09 minutes 01 seconds West a distance of 1225.07 feet, on an assumed bearing on the south line of said Southeast Quarter (SE1/4), to the point of beginning; thence North 00 degrees 50 minutes 59 seconds West a distance of 50.00 feet; thence South 89 degrees 09 minutes 01 seconds West a distance of 15.55 feet; thence North 00 degrees 14 minutes 09 seconds East a distance of 499.60 feet; thence North 84 degrees 47 minutes 18 seconds East a distance of 146.42 feet; thence North 01 degrees 22 minutes 17 seconds East a distance of 228.33 feet; thence North 82 degrees 56 minutes 21 seconds West a distance of 57.39 feet; thence North 01 degrees 15 minutes 52 seconds West a distance of 200.04 feet; thence North 83 degrees 38 minutes 34 seconds West a distance of 396.36 feet; thence South 03 degrees 40 minutes 05 seconds East a distance of 319.93 feet; thence South 48 degrees 20 minutes 26 seconds East a distance of 66.43 feet; thence South 00 degrees 35 minutes 03 seconds West a distance of 124.41 feet; thence South 88 degrees 32 minutes 09 seconds East a distance of 202.25 feet; thence South 00 degrees 14 minutes 09 seconds West a distance of 499.60 feet; thence South 89 degrees 09 minutes 01 seconds West a distance of 17.44 feet; thence South 00 degrees 50 minutes 59 seconds East a distance of 50.00 feet, to a point on the south line of said Southeast Quarter (SE1/4); thence North 89 degrees 09 minutes 01 seconds East a distance of 66.00 feet, on the south line of said Southeast Quarter (SE1/4), to the point of beginning; subject to highway easement on the southerly most side thereof

ALSO EXCEPT: The East Half (E1/2) of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) and the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4), all in Section 26, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Property Tax Identification No. 020260012

Parcel 5:

The West 345 feet of the North Half (N1/2) of the Northeast Quarter (NE1/4) of Section 27, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Property Tax Identification No. 020270011

Lease 5A - Tract: 0010

Parcel 1:

The East Half of the Northwest Quarter and the Northeast Quarter of the Southwest Quarter of Section 11, and the South Half of the Southwest Quarter of Section 2, all in Township 101 North of Range 20 West of the 5th P.M., less railway and highway rights-of-way, and less and excepting: All that part of the Northeast Quarter of the Northwest Quarter of Section 11, Township 101 North, Range 20 West and the Southeast Quarter of the Southwest Quarter of Section 2, Township 101 North, Range 20 West, described as follows: Commencing at the Northwest corner of the Northwest Quarter of said Section 11, Township 101 North, Range 20 West; thence North 89 degrees 59 minutes 30 seconds East a distance of 1549.30 feet, on an assumed bearing on the North line of the Northwest Quarter of said Section 11; thence Northeasterly a distance of 32.61 feet on a tangential curve, on the centerline of County State Aid Highway No. 13, with a radius of 716.20 feet and a central angel of 02 degrees 36 minutes 30 seconds to the point of beginning of the tract to be described; thence Northeasterly a distance of 413.23 feet on a continuation of said curve on said centerline with a radius of 716.20 feet and through a central angle of 33 degrees 03 minutes 30 seconds, to the end point of said curve; thence North 54 degrees 19 minutes 30 seconds East a distance of 24.00 feet on a line tangent to said curve on the center line of said County State Aide Highway No. 13, to the point of intersection with the Southerly right-of-way line of Cedar Valley Railroad (formerly Illinois Central Railroad); thence South 80 degrees 39 minutes 29 seconds East a distance of 175.95 feet, on the South right-of-way line of said railroad; thence South 00 degrees 00 minutes 14 seconds East a distance of 480.67 feet; thence North 88 degrees 47 minutes 21 seconds West a distance of 585.30 feet; thence North 01 degrees 09 minutes 20 seconds East, a distance of 349.28 feet, to the point of beginning; subject to highway easement on the Northwesterly side thereof.

Tax Parcel ID No. 020020061

Tax Parcel ID No. 020110061

Tax Parcel ID No. 020020062

Parcel 2:

The West Half of the Southwest Quarter of Section 13, all in Township 101 North, Range 20 West of the 5th P.M.; less and excepting a tract described as follows: Commencing at the Southeast corner of the said West One Half of the Southwest One Quarter of Section 13, thence North along the East line of the West One Half of the Southwest One Quarter a distance of 169 feet; thence West parallel to the South line of the West One Half of the Southwest One Quarter a distance of 258 feet; thence South parallel to the East line of West One Half of the Southwest One Quarter a distance of 169 feet to the South line thereof, thence East along the South line of the West One Half of the Southwest One Quarter a distance of 258 feet to the point of beginning, all in Township 101 North, Range 20 West of the 5th P.M.

LESS All that part of the Southwest Quarter Southwest Quarter, Section 13, Township 101 North, Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Southeast corner of said Southwest Quarter Southwest Quarter Section 13, Township 101 North, Range 20 West; thence North 89 degrees 45 minutes 06 seconds West a distance of 258.00 feet, on an assumed bearing on the south line of said Southwest Quarter Southwest Quarter, to the point of beginning; thence North 89 degrees 45 minutes 06 seconds West a distance of 411.27 feet, on the south line of said Southwest Quarter Southwest Quarter; thence North 00 degrees 48 minutes 51 seconds East a distance of 484.68 feet; thence South 88 degrees 41 minutes 37 seconds East a distance of 218.22 feet; thence South 02 degrees 11 minutes 00 seconds West a distance of 154.54 feet; thence South 88 degrees 34 minutes 45 seconds East a distance of 155.75 feet; thence South 27 degrees 58 minutes 46 seconds East a distance of 108.92 feet; thence South 00 degrees 18 minutes 05 seconds East a distance of 58.08 feet, to a point 169.00 feet north of the south line of said

Southwest Quarter Southwest Quarter; thence North 89 degrees 45 minutes 06 seconds West a distance of 15.87 feet, on a line parallel with the south line of said Southwest Quarter Southwest Quarter, to a point 258.00 feet west of the east line of said Southwest Quarter Southwest Quarter; thence South 00 degrees 18 minutes 05 seconds East a distance of 169.00 feet, to the point of beginning; subject to highway easement on the south side thereof.

All in Freeborn County, Minnesota

Abstract Property

Tax Parcel ID No. 020130070

Lease 5B - Tract: 0010

Parcel 1:

The West one-half of the Northwest Quarter of Section 11, Township 101 North, Range 20, West of the 5th P.M. LESS AND EXCEPTING a tract therein described as follows: Beginning at a point on the West line of the Northwest Quarter of Northwest Quarter, Section 11, Township 101 North, Range 20 West, which point is 820.10 feet South of the northwest corner thereof; thence South 353.60 feet on the west line of said quarter quarter section; thence East 308.00 feet at a right angle; thence North 353.60 feet at a right angle; thence West. 308.00 feet at a right angle to the point of beginning; subject to highway easement on the West side thereof.

Tax Parcel ID No. 020110040

Lease 6-Tract: 0013-A

Parcel 2:

The South Half of the Northwest Quarter of Section 21, Township 101 North, Range 20 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 020210050

Parcel 3:

Commencing at the Northwest corner of the Northwest Quarter of Section 4, Township 101 North, Range 20 West; thence running South 30 rods; thence running East 80 rods; thence running North 30 rods; thence running West 80 rods to the place of beginning, Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 020040050

Parcel 4:

All that part of the SW1/4 of Section 28, Township 101 North, Range 20 West, Freeborn, County, Minnesota; described as follows: Commencing at the Southeast corner of the SW1/4 of said Section 28; thence North 01 degrees 04 minutes 35 seconds West a distance of 1632.84 feet, on an assumed bearing on the East line of said SW1/4, to the point of beginning; thence South 89 degrees 27 minutes 32 seconds West a distance of 1267.28 feet; thence South 88 degrees 52 minutes 01 seconds West a distance of 350.42 feet; thence South 00 degrees 46 minutes 38 seconds East a distance of 752.34 feet; thence South 89 degrees 17 minutes 19 seconds West a distance of 1007.53 feet, to a point on the West line of said SW1/4, which is 862.62 feet North of the Southwest corner of said SW1/4; thence North 00 degrees 31 minutes 17 seconds West a distance of 748.70 feet, on the West line of said SW1/4, to a point 1055.20 feet South of the Northwest corner of said SW1/4; thence North 89 degrees 28 minutes 43 seconds East a distance of 356.10 feet; thence North 00 degrees 31 minutes 17 seconds West a distance of 436.91 feet; thence South 89 degrees 28 minutes 43 seconds West a distance of 356.10 feet, to a point on the West line of said SW1/4; thence North 00 degrees 31 minutes 17 seconds West a distance of 618.29 feet, on the West line of said SW1/4, to the Northwest corner of said SW S1/4; thence North 89 degrees 10 minutes 56 seconds East a distance of 2611.64 feet, on the North line of said SW1/4, to the Northeast corner of said SW1/4; thence South 01 degrees 04 minutes 35 seconds East a distance of 1057.61 feet, on the East line of said SW1/4, to the point of beginning; subject to highway easement on the West side thereof.

Abstract property

Tax Parcel ID No. 020280071

Lease 7 - Tract: 0013-B

Parcel 1:

The North Half of the Northwest Quarter of Section 21, Township 101 North, Range 20 West, Freeborn County, Minnesota, excepting therefrom the following parcel: Commencing at the Northeast corner of the Northwest Quarter of said Section 21, thence West 208.71 feet, thence South 258.73 feet, thence East 208.71 feet, thence North 258.73 feet to the point of beginning and excepting commencing at the Northwest corner of the Northwest Quarter, thence East 312 feet, thence South 420 feet, thence West 312 feet, thence North 425 feet to the point of beginning.

Tax Parcel ID No. 020210040

Parcel 2:

The North 45 acres of the West Half of the Southwest Quarter of Section 21, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020210070

Parcel 3:

The East Half of the Southwest Quarter, Section 21, Township 101 North, Range 20 West of the 5th P.M.

Tax Parcel ID No. 020210080

Parcel 4:

The NE1/4 of SE1/4 of Section 29, Township 101, Range 20 which lies on the east side of the Burlington Cedar Rapids and Northern Railroad now the Chicago Rock Island and Pacific Railroad; also that portion of the NW1/4 of the SE1/4 of Section 29 which lies East of the East line of said right of way, less the South 12 rods of said tracts; Also the South 10 acres of the following described premises: The SE1/4 of the NE1/4 of Section 29 and that part of the SW1/4 of the NE1/4 of said Section 29 lying East of the Trunk Highway, all in Township 101, Range 20 West.

Freeborn County, MN

Abstract Property

Tax Parcel ID No. 020290030

Lease 8 - Tract: 0029

Parcel 1:

The Northwest Quarter of Section 17, Township 102 North, Range 19, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 060170120 (W1/2 NW1/4 Sec 17)

Tax Parcel ID No. 060170030 (E1/2 NW1/4 Sec 17)

Parcel 2:

The North half of the Southwest Quarter of Section 17, Township 102, Range 19, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way;

EXCEPT the following described tract:

Beginning at a point 906.5 feet South of the Northwest corner, thence East 920 feet, thence South 273.5 feet, thence East 630 feet, thence North 1010 feet, thence West 920 feet; thence South 703.5 feet, thence West 630 feet, thence South 33 feet to the point of beginning, and

EXCEPT

Commencing at the Northwest corner of the North Half Southwest Quarter Section 17, Township 102 North, Range 19 West; thence South 921.50 feet, on the West line of said 1/4 section, to the point of beginning; thence Northeasterly 395.28 feet, at a deflection angle of 92 degrees 10’29” left; thence Easterly 395.00 feet, at a deflection angle of 02 degrees 10’29” Right; thence Southeasterly 135.16 feet, at a deflection angle of 15 degrees 53’14” right; thence Southerly 236.50 feet, at a deflection angle of 74 degrees 06’46” right; thence Easterly 630.00 feet at a right angle; thence Northerly 1010.00 feet, at a right angle; thence Westerly 920.00 feet, at a right angle; thence Southerly 703.50 feet, at a right angle; thence Westerly 630.00 feet, at a right angle, to the point on the West line of said quarter section; thence Southerly 48.00 feet, on the West line of said quarter section, at a right angle, to the point of beginning; being part of the North Half Southwest Quarter Section 17, Township 102 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 060170040

Parcel 3:

The Southeast Quarter of the Southwest Quarter of Section 17, Township 102, Range 19, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 060170050

Parcel 4:

All that part of the SW1/4 of the SW1/4, Section 17, Township 102 North, Range 19 West, Freeborn County, Minnesota, subject to County Road right-of-way;

EXCEPT that part described as follows:

Commencing at the Southwest corner of the SW1/4 of said Section 17; thence North 00 degrees 28 minutes 49 seconds West a distance of 326.21 feet, on an assumed bearing on the West line of said SW1/4, to the point of beginning; thence North 89 degrees 31 minutes 11 seconds East a distance of 434.89 feet; thence North 00 degrees 28 minutes 49 seconds West a distance of 410.27 feet; thence South 89 degrees 31 minutes 11 seconds West a distance of 434.89 feet, to a point on the West line of said SW1/4; thence South 00 degrees 28 minutes 49 seconds East a distance of 410.27 feet, on the West line of said SW1/4, to the point of beginning.

Tax Parcel ID No. 060170091

Parcel 5:

The N1/2 SE1/4 of Section 19 in Township 102 North of Range 19 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way;

LESS AND EXCEPTING the following described tract:

All that part of the N1/2 SE1/4 Section 19, Township 102 North of Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the Northeast corner of the SE1/4 of said Section 19; thence North 90 degrees 00’00” West a distance of 1177.77 feet, on an assumed bearing on the North line of said SE1/4, to the point of beginning; thence North 90 degrees 00’00” West a distance of 557.10 feet, on the North line of said SE1/4; thence South 01 degrees 32’00” West a distance of 391.09 feet; thence South 90 degrees 00’00” East a distance of 557.10 feet, on a line parallel with the North line of said SE1/4; thence North 01 degrees 32’00” East a distance of 391.09 feet, to the point of beginning.

Tax Parcel ID No. 060190030

Parcel 6:

The S1/2 of the SE1/4, Section 19, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way;

LESS AND EXCEPTING therefrom the following described parcel:

Commencing at the Southeast corner of the SE1/4 SE1/4, Section 19, Township 102 North of Range 19 West; thence North 00 degrees 00 minutes East a distance of 275.00 feet, on an assumed bearing on the East line of said SE/4 SE1/4 to the point of beginning; thence North 00 degrees 00 minutes 00 seconds East a distance of 317.15 feet, on said line; thence North 89 degrees 53’10” West a distance of 548.59 feet; thence

South 00 degrees 00’00” East a distance for 317.15 feet; thence South 89 degrees 53’10” East a distance of 548.59 feet to the point of beginning.

Tax Parcel ID No. 060190062 (SW1/4 SE1/4 Sec 19)

Tax Parcel ID No. 060190060 SE1/4 SE1/4, exc part Sec 19)

Parcel 7:

The Northeast Quarter of the Northwest Quarter of Section 20, Township 102, Range 19, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 060200060

Parcel 8:

The Northwest Quarter of the Northwest Quarter of Section 20, Township 102, Range 19, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 060200070

Lease 9 - Tract: 0034

The West Half of the Southeast Quarter of Section 13, Township 101 North of Range 20 West of the 5th P.M. in the County of Freeborn and State of Minnesota, LESS the following described tract of land: That portion of the Northwest Quarter of the Southeast Quarter of Section 13, Township 101 North, Range 20 West, lying North of the following described line; commencing at the southeast corner of said West Half of the Southeast Quarter; thence North 00 degrees 32 minutes 57 seconds East, assumed bearing, 1984.53 feet along the east line of said West Half of the Southeast Quarter to the point of beginning; also being the centerline of a drainage ditch; thence North 64 degrees 40 minutes 26 seconds West 628.15 feet along said ditch centerline; thence North 63 degrees 14 minutes 47 seconds West 769.59 feet along said ditch centerline; thence North 54 degrees 35 minutes 16 seconds West 106.75 feet along said ditch centerline to the northwest corner of said Southeast Quarter and there terminating. ALSO LESS the following described tract of land: Commencing at the southwest corner of the Southeast Quarter of said Section 13; thence North 00 degrees 16 minutes 34 seconds West a distance of 1040.00 feet, on the west line of said Southeast Quarter; thence North 89 degrees 50 minutes 11 seconds East a distance of 708.50 feet; thence South 00 degrees 16 minutes 34 seconds East a distance of 1040.00 feet to a point on the south line of said Southeast Quarter; thence South 89 degrees 50 minutes 11 seconds West a distance of 708.50 feet, on the south line of said Southeast Quarter to the point of beginning

Tax Parcel ID No. 020130050

Lease 10 - Tract: 0037

The North half of the Southwest Quarter of Section 16, Township 101 North, Range 20, West of the 5th Principal Meridian, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020160040

Lease 11 - Tract: 0038

The West Half Southwest Quarter and the Southwest Quarter Southeast Quarter and the Southeast Quarter Southwest Quarter all in Section 11, Township 101 North, Range 20 West, less and excepting the following:

All that part of the Southwest Quarter Section 11, Township 101 North, Range 20 West, Freeborn County, Minnesota; described as follows:

Commencing at the Southwest corner of said Southwest Quarter Section 11; thence North 90 degrees 00 minutes 00 seconds East a distance of 1860.59 feet, on an assumed bearing on the South line of said Southwest Quarter Section 11, to a point, which is the point of beginning of the tract to be described; thence

North 90 degrees 00 minutes 00 seconds East a distance of 66.00 feet, on the South line of said Southwest Quarter Section 11; thence North 01 degrees 52 minutes 00 seconds East a distance of 33.02 feet; thence North 44 degrees 04 minutes 00 seconds West a distance of 36.17 feet; thence North 01 degrees 52 minutes 00 seconds East a distance of 1206.33 feet; thence North 89 degrees 35 minutes 7 seconds West a distance of 407.40 feet; thence South 00 degrees 39 minutes 35 seconds West a distance of 525.94 feet; thence South 89 degrees 35 minutes 07 seconds East a distance of 356.32 feet; thence South 01 degrees 52 minutes 00 seconds West a distance of 739.52 feet, to the point of beginning; subject to highway easement on the southerly-most side thereof as shown by instrument recorded on September 22, 2011, as Document No. 496133 in the office of the County Recorder of Freeborn County, Minnesota.

Property Tax Identification No. 020110020

Property Tax Identification No. 020110023

Property Tax Identification No. 020110024

Lease 13 - Tract: 0041

Parcel 1:

The East 990 feet of the Northwest Quarter Section 23, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

Tax Parcel ID No. 070230021

Parcel 2:

All that part of the Northeast Quarter Section 23, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota; EXCEPT that part described as follows: Commencing at the northeast corner of the Northeast Quarter of said Section 23; thence South 00 degrees 00 minutes 00 seconds East a distance of 1143.72 feet, on an assumed bearing on the East line of said Northeast Quarter to the point of beginning; thence South 00 degrees 00 minutes 00 seconds East a distance of 66.00 feet, on the East line of said Northeast Quarter; thence North 90 degrees 00 minutes 00 seconds West a distance of 345.00 feet; thence South 56 degrees 15 minutes 45 seconds West a distance of 108.49 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 204.00 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 468.34 feet; thence North 00 degrees 00 minutes 00 seconds West a distance of 184.00 feet; thence South 90 degrees 00 minutes 00 seconds West a distance of 126.00 feet; thence North 00 degrees 00 minutes 00 seconds West a distance of 259.50 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 638.28 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 113.16 feet; thence north 90 degrees 00 minutes 00 seconds East a distance of 391.50 feet, to the point of beginning; subject to highway easement on the Easterly most side thereof.

Abstract Property

Tax Parcel ID No. 070230070

Lease 14 - Tract: 0048

The North Half of the Northeast Quarter, Section 28, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

Abstract Property

Tax Parcel ID No. 020280010

Lease 15 - Tract: 0051

The Southeast Quarter (SE1/4) of Section Twenty-Two (22), Township One Hundred One (101) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota

Abstract Property

Property Tax Identification No. 020220010

Lease 17 - Tract: 0056

The East Half (E1/2) of the Northwest Quarter (NW1/4) of Section 2, Township 101 North, Range 20, West, Freeborn County, Minnesota

Property Tax Identification No. 020020050

Lease 18 - Tract: 0057

Parcel 1:

The North Half of the Southeast Quarter (N1/2 SE 1/4), Section Seven (7), Township One Hundred Two (102) North, Range Nineteen (19) West, Freeborn County, Minnesota.

LESS AND EXCEPTING THE FOLLOWING DESCRIBED PREMISES:

All that part of the North Half of the Southeast Quarter (N1/2 SE 1/4), Section Seven (7), Township One Hundred Two (102) North, Range Nineteen (19) West, Freeborn County, Minnesota; described as follows: Commencing at the southeast corner of the North Half of the Southeast Quarter (N1/2 SE 1/4) of said Section 7; thence North 00° 43’ 11” West a distance of 522.91 feet, on an assumed bearing on the east line of the Southeast Quarter (SE1/4) of said Section 7, to the point of beginning; thence South 89° 16’ 49” West a distance of 33.00 feet;

thence North 00° 43’ 11” West a distance of 8.08 feet; thence South 87° 06’ 58” West a distance of 618.01 feet; thence South 84° 39’ 17” West a distance of 134.71 feet; thence South 03° 32’ 11” East a distance of 194.39 feet; thence South 02° 00’ 34” West a distance of 301.19 feet, to a point on the south line of said North Half of the Southeast Quarter (N1/2 SE 1/4); thence South 89° 24’ 35” West a distance of 230.00 feet, on the south line of said North Half of the Southeast Quarter (N1/2 SE 1/4); thence North 02° 38’ 07” East a distance of 215.08 feet; thence North 37° 07’ 42” West a distance of 125.44 feet; thence North 06° 07’ 58” West a distance of 105.33 feet; thence North 89° 56’ 08” West a distance of 121.49 feet; thence North 54° 14’ 07” West a distance of 40.65 feet; thence North 11° 14’ 32” West a distance of 50.68 feet; thence North 05° 06’ 11” East a distance of 72.44 feet; thence North 45° 23’ 59” East a distance of 164.00 feet; thence North 65° 01’ 21” East a distance of 147.53 feet; thence South 89° 58’ 08” East a distance of 210.70 feet; thence South 15° 49’ 09” East a distance of 197.00 feet; thence North 87° 06’ 58” East a distance of 700.28 feet; thence North 00° 43’ 11” West a distance of 10.58 feet; thence North 89° 16’ 49” East a distance of 33.00 feet, to a point on the east line of said North Half of the Southeast Quarter (N1/2 SE 1/4); thence South 00° 43’ 11” East a distance of 66.00 feet, on the east line of said North Half of the Southeast Quarter (N1/2 SE 1/4), to the point of beginning;

Subject to highway easement on the easterly-most side thereof.

Property Tax Identification No. 060070011

Parcel 2:

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Seven (7), Township One Hundred Two (102) North, Range Nineteen (19) West, Freeborn County, Minnesota.

Property Tax Identification No. 060070050

Lease 19 - Tract: 0061

The Northwest Quarter of Section 12, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, less and excepting therefrom the following:

All that part of the Northwest Quarter Northwest Quarter of Section 12, Township 101 North, Range 20 West, Freeborn County, Minnesota; described as follows:

Commencing at the Northwest corner of the Northwest Quarter of said Section 12; thence North 90 degrees 00 minutes 00 seconds East a distance of 481.58 feet, on an assumed bearing on the north line of said Northwest Quarter, to the point of beginning; thence South 00 degrees 00 minutes 00 seconds East a distance of 380.00 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 573.16 feet; thence North 00 degrees 00 minutes 00 seconds West a distance of 380.00 feet, to a point on the north line of said Northwest Quarter; thence South 00 degrees 00 minutes 00 seconds West a distance of 573.16 feet, on the north line of said Northwest Quarter, to the point of beginning; subject to highway easement on the North side thereof.

Also less and excepting therefrom the following as described in the Deed recorded September 21, 1984 as Instrument No. 306312:

All that portion of the Illinois Central Gulf Railroad Company’s Albert Lee District/Stacyville Branch right-of-way of varying widths including any and all trackage, buildings, fences, culverts, bridges, and trestles, as well as all other Railroad owned improvements and fixtures situated thereon and extending on, over, and across portion of Freeborn, Minnesota, and being more particularly described as follows:

Freeborn County, Minnesota

Township 101 North, Range 20 West of the Fifth Principal Meridian, a 100 foot wide parcel lying 50 feet on either side of Grantor’s Albert Lee District main track centerline, and extending northwesterly across and westerly across NE/4 SE/4, S/2 NE/4, and NW/4 Section 12; N/2 NE/4 Section 11; SW/4 SE/4 and S/2 SW/4 Section 2; S/2 S/2 Section 3; S/2 S/2 Section 4; and S/2 S/2 Section 5, approximately 27,239 feet (main track centerline measurement), from East line said NE/4 SE/4 Section 12, to West line SW/4 SW/4 said Section 5.

Tax Parcel ID No. 020120030

Lease 20 - Tract: 0067

The Southwest Quarter (SW1/4) of Section 24 and the South Half of the Northwest Quarter (S1/2 NW1/4) of Section 24, all in Township 102 North, Range 20 West of the 5th Principal Meridian, Freeborn County, Minnesota.

Property Tax Identification No. 070240050

Lease 21 - Tract: 0069

The South Half of the Southwest Quarter of Section 18, Township 102 Range 19, Freeborn County, Minnesota

Property Tax Identification No. 060180060

Lease 22 - Tract: 0070-B

The Southwest Quarter of the Southwest Quarter of Section 25, Township 102 North, Range 20, West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 070250040

Lease 23 - Tract: 0071

The South Half of the Northwest Quarter (S1/2 NW1/4) and the North Half of North Half of the Southwest Quarter (N1/2 N1/2 SW1/4) of Section 20, Township 102 North, Range 19 West of the 5th P.M. LESS AND EXCEPT Tracts A and B, described as follows:

TRACT A:

All that part of the West Half (W1/2) of Section 20, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the southwest corner of the Northwest Quarter (NW1/4) of said Section 20; thence South 89° 34’ 23” East a distance of 1632.24 feet, assuming the west line of said Northwest Quarter (NW1/4) has a bearing of North 00° 00’ 00” West; thence North 00° 26’ 37” East a distance of 467.21 feet; thence North 88° 37’ 15” West a distance of 167.79 feet; thence South 00° 25’ 37” West a distance of 437.00 feet; thence North 89º 34’ 23’ West a distance of 1431.71 feet; thence North 00° 00’ 00” West a distance of 33.00 feet; thence North 89° 34’ 23” West a distance of 33.00 feet; to a point on the west line of said Northwest Quarter (NW1/4); thence South 00° 00’ 00’ East a distance of 66.00 feet, on the west line of said Northwest Quarter (NW1/4), to the point of beginning.

Together with and subject to an easement for ingress and egress 66 feet in width, 33 feet on each side of the following described centerline: Commencing at the southwest comer of said Northwest Quarter (NW1/4); thence South 89° 34’ 23” East a distance of 1632.24 feet, assuming the west line of said Northwest Quarter (NW1/4) has a bearing of North 00° 00’ 00” West, and there terminating; subject to an easement for ingress and egress over the westerly-most 100 feet thereof; and subject to highway easement on the westerly-most side thereof.

TRACT B

All that part of the West Half (W1/2) of Section 20, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the southwest corner of the Northwest Quarter (NW1/4) of said Section 20; thence South 89° 34’ 23” East a distance of 1632.24 feet, assuming the west line of said Northwest Quarter (NW1/4) has a bearing of North 00° 00’ 00” West; thence North 00’ 25’ 37” East a distance of 467.21 feet; thence South 88° 37’ 15” East a distance of 374.41 feet; thence South 00° 13’ 33” West a distance of 75.50 feet; thence South 21° 15’ 44” West a distance of 151.43 feet; thence South 00° 25’ 37” West a distance of 276.96 feet; thence North 89° 34’ 23’ West a distance of 1919.75 feet; thence South 00° 00’ 00” West a distance of 33.00 feet; thence North 89° 34’ 23” West a distance of 33.00 feet, to a point on the west line of the SW 1/4 of said Section 20; thence North 00° 00’ 00” West a distance of 66.00 feet, on the west line of said SW 114, to the point of beginning:

Together with and subject to an easement for ingress and egress 66 feet in width, 33 feet on each side of the following described centerline: Commencing at the southwest corner of said Northwest Quarter (NW1/4); thence South 89° 34’ 23” East a distance of 1632.24 feet, assuming the west line of said Northwest Quarter (NW1/4) has a bearing of North 00° 00’ 00’ West, and there terminating; subject to an easement for ingress and egress over the westerly-most 100 feet thereof; and subject to highway easement on the westerly-most side thereof.

Property Tax Identification No. 060200021

Property Tax Identification No. 060200022

Property Tax Identification No. 060200023

Lease 24 - Tract: 0084-A

Parcel 1:

The Northwest Quarter of the Southwest Quarter of Section 26, Township 102 North, Range 20, West of the 5th P.M., Freeborn County, subject to County Road right-of-way.

Property Tax Identification No. 070260090

Parcel 2:

The Southeast Quarter of the Northeast Quarter and the Northeast Quarter of the Southeast Quarter of Section 27, Township 102 North, Range 20, West of the 5th P.M., Freeborn County, subject to County Road right-of-way.

Property Tax Identification No. 070270020

Parcel 3:

The Southeast Quarter of the Southeast Quarter of Section 27, Township 102 North, Range 20, West of the 5th P.M., Freeborn County, subject to County Road right-of-way.

Abstract Property

Property Tax Identification No. 070270060

Lease 25 - Tract: 0085

That part of the South Half of the Northeast Quarter lying South and West of the Railroad Right of Way and the North Half of the Southeast Quarter lying South of Railway Right of Way, all in Section 12, Township 101, Range 20 West of the 5th P.M., Freeborn County, State of Minnesota.

Tax Parcel ID No. 020120010

Lease 26 - Tract: 0097

Parcel 1:

The Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4);

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4);

The Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4);

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4);

All in Section Thirty-one (31), Township One Hundred One (101) North, Range Nineteen (19) West, Freeborn County, Minnesota.

Property Tax Identification No. 010310030

Parcel 2:

The Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4), Section Thirty-one (31), Township One Hundred One (101) North, Range Nineteen (19) West, Freeborn County, Minnesota, less and excepting all that part of said Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) described as follows: Commencing at the southwest corner of the Southwest Quarter (SW1/4) of said Section 31; thence North 00 degrees 00 minutes 00 seconds West a distance of 281.18 feet, on an assumed bearing on the west line of said Southwest Quarter (SW1/4), to the point of beginning; thence North 85 degrees 30 minutes 04 seconds East a distance of 399.43 feet; thence North 22 degrees 12 minutes 56 seconds East a distance of 155.84 feet; thence North 00 degrees 30 minutes 38 seconds West a distance of 322.15 feet; thence North 87 degrees 18 minutes 48 seconds West a distance of 454.75 feet, to a point on the west line of said Southwest Quarter (SW1/4); thence South 00 degrees 00 minutes 00 seconds East a distance of 519.06 feet, on the west line of said Southwest Quarter (SW1/4), to the point of beginning.

Subject to highway easement on the west side thereof.

Property Tax Identification No. 010310060

Parcel 3:

Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4);

Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4);

All in Section Thirty-six (36), Township One Hundred One (101) North, Range Nineteen (19) West, Freeborn County, Minnesota

Property Tax Identification No. 020360040

Parcel 4:

The South Half of the Southeast Quarter (S1/2 SE1/4) in Section Thirty-six (36), Township One Hundred One (101) North, Range Nineteen (19) West, Freeborn County, Minnesota

Property Tax Identification No. 020360050

Parcel 5:

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section One (1), Township One Hundred One (101) North, Range Twenty (20) West, Freeborn County, Minnesota,

LESS AND EXCEPT the following: The West 40 feet of the North 1709.47 feet of the Northeast Quarter of Section One (1), Township One Hundred One (101) North, Range Twenty (20) West

ALSO LESS AND EXCEPT the following: The West 191 feet of the South 370 feet of the North 2079.47 feet of the Northeast Quarter of Section One (1), Township One Hundred One (101) North, Range Twenty (20) West

ALSO LESS AND EXCEPT the following: The West 70 feet of the Northeast Quarter of Section One (1), Township One Hundred One (101) North, Range Twenty (20) West, less the North 2079.47 feet thereof; said excepted tracts being a part of the Northeast Quarter of Section 1, Township 101 North, Range 20 West

Together with a perpetual easement for ingress and egress over and across the West 40 feet of the North 1709.47 feet of the Northeast Quarter (NE1/4) of Section One (1), Township One Hundred One (101) North, Range Twenty (20) West, Freeborn County, Minnesota

Property Tax Identification No. 020010040

Parcel 6:

The East Half of the Northeast Quarter (E1/2 NE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Twenty-four (24), Township One Hundred One (101) North, Range Twenty (20) West, Freeborn County, Minnesota; LESS AND EXCEPT the following: All that part of the East Half of the Northeast Quarter (E1/2 NE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Twenty-four (24), Township One Hundred One (101) North, Range Twenty (20) West, Freeborn County, Minnesota, described as follows: Commencing at the Southeast corner of the Northeast Quarter (NE1/4) of said Section Twenty-four (24); thence North a distance of 1077.48 feet, on the East line of said Northeast Quarter (NE1/4), to the point of beginning; thence West a distance of 513.71 feet, at a right angle; thence North a distance of 678.36 feet, at a right angle, thence East a distance of 513.71 feet at a right angle, to a point on the East line of said Northeast Quarter (NE1/4); thence South a distance of 678.36 feet, at a right angle on the East line of said Northeast Quarter (NE1/4), to the point of beginning;

Property Tax Identification No. 020240010

Parcel 7:

The South Half of the Southwest Quarter of the Northwest Quarter (S1/2 SW1/4 NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4) of Section Twenty-nine (29), Township One Hundred Two (102) North, Range Nineteen (19) West of the 5th P.M., Freeborn County, Minnesota

Property Tax Identification No. 060290040

Parcel 8:

The South Half of the Northeast Quarter (S1/2 NE1/4) of Section Twenty-four (24), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota.

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section Twenty-four (24), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota

Property Tax Identification No. 070240040

Parcel 9:

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Twenty-four (24), Township One Hundred Two (102) North, Range Twenty (20) West, Freeborn County, Minnesota, LESS AND EXCEPT the following: Commencing at the Southeast corner of the Southeast Quarter (SE1/4) of Section Twenty-four (24), thence North 90 degrees 00 minutes 00 seconds West a distance of 1091.33 feet, on an assumed bearing on the South line of said Southeast Quarter (SE1/4) to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West, a distance of 341.03 feet, on the South line of said Southeast Quarter (SE1/4); thence North 00 degrees 30 minutes 54 seconds East, a distance of 306.52 feet; thence North 42 degrees 25 minutes 21 seconds East, a distance of 123.54 feet; thence North 06 degrees 05 minutes 43 seconds East, a distance of 80.45 feet; thence South 88 degrees 04 minutes 10 seconds East, a distance of 250.75 feet; thence South 00 degrees 30 minutes 54 seconds West, a distance of 469.27 feet, to the point of beginning

Property Tax Identification No. 070240060

Parcel 10:

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) and the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4), all in Section Twenty-five (25), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota.

Property Tax Identification No. 070250010

Property Tax Identification No. 070250011

Parcel 11:

The East Half of the Northwest Quarter (E1/2 NW1/4) of Section Thirty-six (36), (Township One Hundred Two (102) North, Range Twenty (20) West, Freeborn County, Minnesota, LESS The East 540 feet of the North 484 feet thereof

Property Tax Identification No. 070360061

Property Tax Identification No. 070360063

Parcel 12:

The West Half of the Northwest Quarter (W1/2 NW1/4) of Section Thirty-six (36), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota, LESS AND EXCEPT THE FOLLOWING: Commencing at the Northwest corner of said West Half of the Northwest Quarter (W1/2 NW1/4) of Section Thirty-six (36), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M.; thence East 613 feet, along the North line of said Section 36, to a point which shall be the point of beginning of said excepted tract; thence South 500 feet, along a line which is parallel to and 613 feet East of the Western boundary of said Section 36; thence East 340 feet along a line which is parallel to and 500 feet South of the North boundary of said Section 36; thence North 500 feet along a line which is parallel to and 953 feet East of the Western boundary of said Section 36; thence West 340 feet along the Northern boundary of said Section 36 to the place of beginning.

Property Tax Identification No. 070360070

Lease 28 - Tract: 0108

The Southeast Quarter of the Southeast Quarter of Section 23, Township 101 North, Range 20, West, Freeborn County, Minnesota, less the South 455.10 feet of the East 670.00 feet of the Southeast Quarter of the Southeast Quarter of Section 23, Township 101 North, Range 20, West, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020230081

Lease 30 - Tract: 0120

The Northwest Quarter (NW1/4) of Section Fifteen (15), Township One Hundred One (101) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota

Less and Except the following described property;

All that part of the W1/2 NW1/4 Section 15-T101N-R20W, Freeborn County, Minnesota; described as follows: Commencing at the Northwest corner of said Nw1/4; Thence South 00 Degrees 10 Minutes 43 Seconds West a distance of 831.24 feet, on an assumed bearing on the West line of said NW1/4, to the point of beginning; Thence South 88 Degrees 16 Minutes 06 Seconds East a distance of 472.90 feet; thence South 00 Degrees 33 Minutes 55 Seconds East a distance of 742.21 feet; Thence South 88 Degrees 49 Minutes 16 Seconds West a distance of 482.50 feet, to a point on the West line of said NW1/4; thence North 00 Degrees 10 Minutes 43 Seconds East a distance of 766.40 feet, on the West line of said NW1/4, to the point of beginning; subject to the highway easement on the West side thereof.

Abstract Property

Property Tax Identification No. 020150020

Lease 32 - Tract: 0131

Parcel 1:

The South 444 feet of the East 981 feet of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section 2, Township 101 North, Range 20 West of the 5th Principal Meridian, Freeborn County, Minnesota.

Property Tax Identification No. 020020081

Parcel 2:

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4), and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) and the Southeast of the Northwest Quarter (SE1/4 NW1/4), Section 13, Township 101 North, Range 20 West, Freeborn County, Minnesota; less the following described tract:

All that part of the Southeast of the Northwest Quarter (SE1/4 NW1/4), Section 13, Township 101 North, Range 20 West, which lies north of the following described line: Commencing at the South Quarter Corner of said Section 13; thence North 00°16’37” West a distance of 2684.86 feet, on an assumed bearing on the north-south quarter section line of said section, to the point of beginning of the line to be described; thence North 89°52’16” West a distance of 387.21 feet; thence North 89°33’05” West a distance of 352.34 feet; thence North 89°36’37” West a distance of 586.99 feet, to a point on the west line of said Southeast of the Northwest Quarter (SE1/4 NW1/4) and there terminating; subject to highway easement on the South side thereof and less the South 41 rods of the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of Section 13, Township 101 North, Range 20 West.

Property Tax Identification No. 020130041

Parcel 3:

The South Half of the Southwest Quarter of the Northwest Quarter (S1/2 SW1/4 NW1/4), Section 13, Township 101 North, Range 20 West of the 5th Principal Meridian

Property Tax Identification No. 020130090

Parcel 4:

Beginning 738.7 feet East of the Southwest corner of the SE 1/4 of Section 14, Township 101 North, Range 20 West of the 3th P.M. thence 599.5 feet East; thence 1608 feet North; thence 604 feet West; thence 1608 feet South to the point of beginning, and being a part of the W 1/2 of the SE 1/4 of said Section 14, subject to 33 foot road Easement on the South side thereof, and subject to easement for driveway purposes over a tract of land described as follows: Commencing at a point 738.7 feet East and 1608 feet North of the South Quarter Corner of Section 14, Township 101 North, Range 20 West of the 5th P.M.; thence 1608 feet South; thence 8.0 feet east; thence North a distance of 1594 feet; thence in a Northeasterly direction to a point 16 feet East of the point of beginning; thence West to the point of beginning.

Together with tile easement and outlet referred to in deed recorded in Book “165” Deeds, page 691 in the office of the County Recorder in and for Freeborn County, Minnesota.

EXCEPT A PARCEL OF LAND DESCRIBED AS Beginning 928.7 feet East of the Southwest corner of the SE 1/4 of said Section 14, thence North 200 feet; thence N 40°27’40” E 223.44 feet, thence East 264.5 feet, thence South 370.0 feet, thence West 409.5 feet to the point of beginning.

Property Tax Identification No. 020140031

Lease 33 - Tract: 0138

Parcel 1:

The Southwest Quarter (SW 1/4) of the Southeast Quarter (SE1/4) and the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4), Section Fourteen (14), Township One Hundred Two (102) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota

Tax Parcel ID No. 070140050

Parcel 2:

The North Half of the Northwest Quarter (N 1/2 NW 1/4) of Section 24, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

Abstract Property

Tax Parcel ID No. 070240020

Lease 34 - Tract: 0139

Parcel 1:

The S 1/2 SE 1/4 of Section 9 in Township 102 North of Range 20 West of the 5th P.M., and lying and being in the County of Freeborn and State of Minnesota.

LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT:

Beginning at a point 282.3 feet East of the South Quarter Corner of Section 9, Township 102 North, Range 20 West of the 5th P.M.; thence North 382.4 feet; thence East 429.0 feet; thence South 382.4 feet; thence West 429.0 feet to the point of beginning.

Tax Parcel ID No. 070090080

Parcel 2:

The E 1/2 NE 1/4 of Section 16, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota,

LESS THE FOLLOWING:

Beginning at the Northwest Corner of the NE 1/4 NE 1/4 of Section 16, Township 102 North, Range 20 West, which point is 1306.0 feet East of the Northwest corner of the NE 1/4 as measured along the north line thereof of said Section 16; thence South along the west line of said NE 1/4 NE 1/4 a distance of 673.00 feet; thence East a distance of 432.00 feet parallel to the north line of said NE 1/4 NE 1/4; thence North a distance of 673.00 feet parallel to the west line of said NE 1/4 NE 1/4 to the North line of said NE 1/4 NE 1/4; thence West along the North line of said NE 1/4 NE 1/4 a distance of 432.0 feet to the point of beginning.

Tax Parcel ID No. 070160010

Lease 141 - TRACT: WOC141

Parcel 1

The Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) and the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) all in Section 11, Township 101 North, Range 19 West, Freeborn County, Minnesota, except that portion of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) conveyed by Volbruck to Dunn by Warranty Deed recorded as Document No. 342471 in the office of the County Recorder, Freeborn County, Minnesota.

Tax Parcel ID No 010110020 (SE1/4 SW1/4 & SW1/4 SE1/4)

Lease 36 - Tract: 0148

Parcel 1:

The South half of the Southeast Quarter and the Northwest Quarter of the Southeast Quarter, Section 18, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota

Tax Parcel ID No. 060180070

Parcel 2:

The NE 1/4 of Section 19, Township 102 North, Range 19 West, less the following described 8 parcels:

For the purposes of these descriptions it is established that the center of the KAUS tower in Section 19 in Oakland Township is 1080.7 feet west and 687.0 feet south at a right angle from the northeast corner of Section 19-T102-R19W. The following eight descriptions start at the center of said tower.

DESCRIPTION NO. 1 GUY ANCHOR

Starting at the center of said KAUS tower; thence north 22° 18’ west 400.62 feet to a point hereinafter called the point of beginning; thence northeasterly 25.0 feet at a deflection angle of 90° 00’ right; thence northwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning.

DESCRIPTION NO. 2 GUY ANCHOR

Starting at the center of said KAUS tower; thence north 22° 18’ west 675.90 feet to a point hereinafter called the point of beginning; thence northeasterly 25.0 feet at a deflection angle of 90° 00’ right; thence northwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning; subject to roadway easement on the northerly side thereof.

DESCRIPTION NO. 3 GUY ANCHOR

Starting at the center of said KAUS tower; thence south 37° 42’ west 394.76 feet to a point hereinafter called the point of beginning; thence northwesterly 25.0 feet at a deflection angle of 90° 00’ right; thence southwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northwesterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning.

DESCRIPTION NO. 4 GUY ANCHOR

Starting at the center of said KAUS tower; thence south 37° 42’ west 673.74 feet to a point hereinafter called the point of beginning; thence northwesterly 25.0 feet at a deflection angle of 90° 00’ right; thence southwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northwesterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning.

DESCRIPTION NO. 5 GUY ANCHOR

Starting at the center of said KAUS tower; thence south 82° 18’ east 398.05 feet to a point hereinafter called the point of beginning; thence southwesterly 25.0 feet at a deflection angle of 90° 00’ right; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southwesterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning.

DESCRIPTION NO. 6 GUY ANCHOR

Starting at the center of said KAUS tower; thence south 82° 18’ east 676.67 feet to a point hereinafter called the point of beginning; thence southwesterly 25.0 feet at a deflection angle of 90° 00’ right; thence southeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northeasterly 50.0 feet at a deflection angle of 90° 00’ left; thence northwesterly 50.0 feet at a deflection angle of 90° 00’ left; thence southwesterly 25.0 feet at a deflection angle of 90° 00’ left, to the point of beginning.

DESCRIPTION NO. 7 BUILDING SITE

Starting at the center of said KAUS tower; thence north 0° 00’ 25.0 feet to a point hereinafter called the point of beginning; thence easterly 46.0 feet at a deflection angle of 90° 00’ right; thence south 135.0 feet at a deflection angle of 90° 00’ right; thence westerly 200.0 feet at a deflection angle of 90° 00’ right; thence north 135.0 feet at a deflection angle of 90° 00’ right; thence easterly 154.0 feet at a deflection angle of 90° 00’ right, to the point of beginning.

DESCRIPTION NO. 8 CENTERLINE OF NORTH-SOUTH DRIVEWAY 30’ WIDE

Starting at the center of said KAUS tower; thence north 90° 00’ west 5.5 feet; thence south 0° 00’ 110.0 feet to the point of beginning of the line being described; thence south 0° 00’ 340.0 feet; thence southeasterly 78.5 feet on a curve to the left, with a radius of 50.0 feet and through a central angle of 90° 00’; and there terminating. It being intended that this exception shall describe a tract of land 15 feet on either side of the above-described line.

ALSO LESS:

All that part of the NE 1/4 Section 19-T102N-R19W, Freeborn County, Minnesota; described as follows: Commencing at a point on the east line of the NE 1/4 of said Section 19, which point is 1143.00 feet south of the northeast corner thereof; thence Southerly a distance of 280.14 feet, on the east line of said NE 1/4; thence Westerly a distance of 1430.00 feet, at a deflection angle of 89° 15’ right, to the point of beginning; thence Northerly a distance of 280.14 feet, at a deflection angle of 90° 45’ right; thence Easterly a distance of 300.00 feet, at a deflection angle of 89° 15’ right; thence Northerly a distance of 170.00 feet, at a deflection angle of 89° 15’ left; thence Westerly a distance of 380.00 feet, at a deflection angle of 90° 45’ left; thence Southerly a distance of 450.14 feet, at a deflection angle of 89° 15’ left; thence Easterly a distance of 80.00 feet, at a deflection angle of 90° 45’ left, to the point of beginning;

less the following described tracts:

That part of the NE 1/4 Section 19-T102N-R19W of the 5th P.M., Freeborn County, Minnesota, described as follows:

For purposes of these descriptions it is established that the center of the KAAL (formerly KAUS) tower in said Section 19, is 1079.9 feet west and 687.0 feet south, at right angles from the northeast corner of said Section 19. The following descriptions start from the center of said tower.

Starting at the center of said KAAL tower; thence South 37° 42’ West a distance of 394.76 feet, to a point hereinafter called the point of beginning; thence Northwesterly a distance of 25.00 feet, at a deflection angle of 90° 00’ right; thence Southwesterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Southeasterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Northeasterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Northwesterly a distance of 25.00 feet, at a deflection angle of 90° 00’ left, to the point of beginning. ALSO, Starting at the center of said KAAL tower; thence South 37° 42’ West a distance of 673.74 feet, to a point hereinafter called the point of beginning; thence Northwesterly a distance of 25.00 feet, at a deflection angle of 90° 00’ right; thence Southwesterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Southeasterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Northeasterly a distance of 50.00 feet, at a deflection angle of 90° 00’ left; thence Northwesterly a distance of 25.00 feet, at a deflection angle of 90° 00’ left, to the point of beginning.

ALSO LESS:

Beginning at a point on the east line of the NE 1/4 of Section 19- T102N - R19W, which point is 1143.00 feet south of the northeast corner thereof; thence southerly 280.14 feet on said east line of said 1/4 section; thence westerly 1430.00 feet at a deflection angle of 89° 15’ right, thence northerly 280.14 feet at a deflection angle of 90° 45’ right; thence easterly 1430.00 feet at a deflection angle of 89° 15’ right, to the point of beginning; being part of the NE 1/4 Section 19 - T102N - R19W, and containing 9.1 acres; subject to an easement for ingress and egress over a strip of land 30 feet wide, the centerline of which is described as follows: Beginning at a point on the east line of the NE 1/4 of Section 19 - T102N - R19W, which point is 1173.00 feet south of the northeast corner thereof; thence west 1036 feet at an angle of 90° 45’, measured from north to west from the east line of said 1/4 section; thence westerly and northerly 78.5 feet on a curve to the right with a radius of 50 feet and through a central angle of 90°, and there terminating.

Tax Parcel ID No. 060190080 and 060190081

Lease 37 - Tract: 0158

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4); the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4); and the West Half of the Southeast Quarter (W1/2 SE1/4), Section 23, Township 101 North, Range 20 West of the Fifth Principal Meridian, Freeborn County, Minnesota

Property Tax Identification No. 020230060

Lease 40 - Tract: 0164

Parcel 1:

The East One-half (E1/2) of the Northwest Quarter (NW1/4) of Section Nineteen (19), in Township One Hundred One (101) North, Range Nineteen (19), West of the 5th P.M., Freeborn County, Minnesota.

Property Tax Identification No. 010190030

Parcel 2:

The West Half of the Northwest Quarter (W1/2 NW1/4) of Section Nineteen (19), in Township One Hundred One (101) North, Range Nineteen (19) West of the 5th P.M., Freeborn County, Minnesota, LESS AND EXCEPTING the following described tract: Commencing at the Northwest corner of the Northwest Quarter (NW1/4) of said Section 19; thence South a distance of 988.61 feet, on the West line of the said Northwest Quarter (NW1/4), to the point of beginning; thence South a distance of 505.00 feet, on the West line of said Northwest Quarter (NW1/4); thence East a distance of 465.00 feet, at a right angle; thence North a distance of 505.00 feet, at a right angle; thence West a distance of 465.00 feet, at a right angle, to the point of beginning; subject to highway easement on the West side thereof.

Property Tax Identification No. 010190080

Parcel 3:

The South Half of the Northwest Quarter (S1/2 NW1/4) and the North Half of the Southwest Quarter (N1/2 SW1/4) of Section Thirty (30), in Township One Hundred One (101) North, Range Nineteen (19) West of the 5th P.M., Freeborn County, Minnesota, EXCEPTING therefrom the following: Commencing at the southwest corner of the Northwest Quarter (NW1/4) of said Sec. 30; thence North 00 degrees 32 minutes 45 seconds West a distance of 102.00 feet, on an assumed bearing on the west Fine of said Northwest Quarter (NW1/4); thence North 88 degrees 28 minutes 35 seconds East a distance of 50.00 feet, to a point on the east right-of-way line of County State Aid Highway No. 30; thence South 87 degrees 41 minutes 08 seconds East a distance of 692.54 feet; thence South 00 degrees 32 minutes 45 seconds East a distance of 67.71 feet, parallel with the west line of said Northwest Quarter (NW1/4), to a point on the South line of said Northwest Quarter (NW1/4); thence South 00 degrees 43 minutes 46 seconds East a distance of 504.48 feet, parallel with the west line of the Southwest Quarter (SW1/4) of said Sec. 30; thence South 89 degrees 28 minutes 35 seconds West a distance of 741.68 feet, parallel with the north line of said Southwest Quarter (SW1/4) to a point on the west line of the Southwest Quarter (SW1/4) of said Sec. 30; thence North 00 degrees 43 minutes 46 seconds West a distance of 504.48 feet, on the west line of said Southwest Quarter (SW1/4) to the point of beginning; subject to highway easement on the west side thereof;

Property Tax Identification No. 010300031

Parcel 4:

The South Half of the Northeast Quarter (S1/2 NE1/4) and Southeast Quarter (SE1/4) of Section Thirty (30), in Township One Hundred One (101) North, Range Nineteen (19) West of the 5th P.M., Freeborn

County, Minnesota, EXCEPT THE FOLLOWING DESCRIBED TRACT: All that part of the Southeast Quarter (SE1/4) of Section Thirty (30), in Township One Hundred One (101) North, Range Nineteen (19) West of the 5th P.M., described as follows: Commencing at the southeast comer of the Southeast Quarter (SE1/4) of said Sec. 30; thence South 89 degrees 22 minutes 09 seconds West a distance of 523.84 feet, on an assumed bearing on the South line of said Southeast Quarter (SE1/4) to the point of beginning; thence North 00 degrees 51 minutes 06 seconds East a distance of 1191.71 feet thence South 84 degrees 19 minutes 27 seconds West a distance of 720.67 feet thence South 00 degrees 25 minutes 17 seconds West a distance of 109.41 feet thence South 06 degrees 49 minutes 55 seconds East a distance of 379.97 feet thence South 29 degrees 53 minutes 23 seconds East a distance of 59.86 feet thence South 52 degrees 08 minutes 11 seconds East a distance of 48.91 feet thence South 84 degrees 06 minutes 23 seconds East a distance of 6921 feet thence North 81 degrees 10 minutes 40 seconds East a distance of 248.63 feet thence North 89 degrees 13 minutes 22 seconds East a distance of 240.78 feet thence South 00 degrees 51 minutes 06 seconds West a distance of 586.50 feet, to a point on the South line of said Southeast Quarter (SE1/4); thence North 89 degrees 22 minutes 09 seconds East a distance of 40.00 feet, on the South line of said Southeast Quarter (SE1/4), to the point of beginning. Subject to highway easement on the southerly-most side thereof.

Property Tax Identification No. 010300050

Parcel 5:

The Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) and the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) and the Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4) of the Section Thirty Five (35), Township One Hundred Two (102) North, Range Nineteen (19) West of the 5th P.M.,

LESS AND EXCEPTING THE FOLLOWING DESCRIBED TRACTS:

The North 49.5 feet of the East 768.43 feet of the of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Thirty-Five (35), Township One Hundred Two (102) North, Range Nineteen (19) West; together with the South 301.53 feet of the East 768.43 feet of the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of Section Thirty-Five (35), Township One Hundred Two (102) North, Range Nineteen (19) West; being part of the West Half (W1/2) of the Southeast Quarter (SE1/4) of Section Thirty-Five (35), Township One Hundred Two (102) North, Range Nineteen (19) West, subject to highway easement on the East side thereof.

AND

All that part of the West Half (W1/2) of the Southeast Quarter (SE1/4) and the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section Thirty Five (35), Township One Hundred Two (102) North, Range Nineteen (19) West, Freeborn County, Minnesota, described as follows: Commencing at the northeast corner of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Thirty Five (35); thence South 00 degrees, 11 minutes 00 seconds East a distance of 49.50 feet, on the east line of said West Half (W1/2) of the Southeast Quarter (SE1/4), thence South 89 degrees 33 minutes 18 seconds, West a distance of 768.43 feet to the point of beginning; thence South 89 degrees 33 minutes 18 seconds West a distance of 555.36 feet, to a point on the west line of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of said Section Thirty Five (35), which is 49.50 feet south of the northwest corner of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4); thence South 89 degrees 30 minutes 17 seconds West a distance of 127.33 feet, on a line parallel with and 49.50 feet south of the south line of the Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4) of said Section Thirty Five (35); thence North 00 degrees 11 minutes 00 seconds West a distance of 426.14 feet; thence North 89 degrees 33 minutes 18 seconds East a distance of 1451.12 feet, to a point on the east line of said West Half (W1/2) of said Southeast Quarter (SE1/4); thence South 00 degrees 11 minutes 00 seconds east a distance of 75.00 feet, to a point 301.53 feet north on the southeast corner of the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of said Section Thirty Five (35); thence South 89 degrees 33 minutes 18 seconds West a distance of 768.43 feet; thence South 00 degrees 11 minutes 00 seconds East a distance of 351.03 feet to the point of beginning; subject to highway easement on the easterly most side thereof.

Property Tax Identification No. 060350030

Lease 41 - Tract: 0166

Parcel 1:

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and the East Half of the Southwest Quarter (E1/2 SW1/4) of Section 13, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

Tax Parcel ID No. 070130040

Parcel 2:

The East Half of the Southeast Quarter (E1/2 SE1/4) of Section 14 and the West Half of the Southwest Quarter (W1/2 SW1/4) of Section 13, all in Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

Abstract Property

Tax Parcel ID No. 070130050 and 070140080

Lease 42 - Tract: 0224

The South Half of the Northeast Quarter (S1/2 NE1/4) of Section 28, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota

AND

The West Half of the Northwest Quarter of the Southeast Quarter (W1/2 NW1/4 SE1/4) of Section 28, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Property Tax Identification No. 020280021

Lease 43 - Tract: 0227

The North Half of the Southwest Quarter (N1/2 SW1/4) and the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4), Section 10, Township 101 North, Range 20 West of the Fifth Principal Meridian, and lying and being in the County of Freeborn, State of Minnesota except the following described Tract: Commencing at the Southwest corner of the Southwest Quarter of said Section 10; thence South 89 degrees 09 minutes 02 seconds East a distance of 392.82 feet on an assumed bearing on the south line of said Southwest Quarter; thence North 01 degrees 12 minutes 04 seconds East a distance of 664.75 feet; thence North 86 degrees 48 minutes 15 seconds West a distance of 409.10 feet to a point on the west line of said Southwest Quarter; thence South 00 degrees 08 minutes 50 seconds East a distance of 681.59 feet, on the west line of said Southwest Quarter, to the point of beginning; subject to highway easement on the West and South sides thereof

Property Tax Identification No. 020100031

Lease 44 - Tract: 0260

The Southwest Quarter (SW1/4) of Section 28, Township 101 North, Range 19 West, Freeborn County, Minnesota.

Abstract Property

Property Tax Identification No. 010280040

Lease 45 - Tract: 0263

Parcel 1:

Government Lot 1, Section 21, Township 101 North, Range 19 West, Freeborn County, Minnesota,

LESS AND EXCEPTING THEREFROM THE FOLLOWING:

Parcel 1. Commencing at the Southeast corner of the Southeast Quarter of Section 21, Township 101 North, Range 19 West; thence North 00°00’ East 1060.89 feet, on an assumed bearing, on the East line of said Quarter Section, to the point of beginning; thence North 00°00’’ East 1205.8 feet, on the East line of said Quarter Section; thence North 90°00’ West 550.00 feet; thence South 00°15’00” East 973.59 feet; thence South 66°57’00” East 593.10 feet, to the point of beginning; being part of the Southeast Quarter of Section 21, Township 101 North, Range 19 West, and containing 13.70 acres more or less; subject to highway easements on the East side thereof, and subject to an easement for an existing open drainage ditch on the South and West sides thereof;

AND

Parcel 2. Commencing at the Southwest corner of the Northeast Quarter of the Southeast Quarter of Section 21; thence North along the Quarter section line a distance of 430 feet; thence East on a line parallel with the South line of the Quarter section a distance of 770 feet; thence South on a line parallel with the West line of the Quarter section a distance of 430 feet; thence West a distance of 770 feet on a line parallel with the South line of the Quarter section to the point of beginning.

Tax Parcel ID No. 010210042

Parcel 2:

Commencing at the Southeast corner of the SE1/4 of Section 21, Township 101 North, Range 19 West, Freeborn County, Minnesota; thence North 00 degrees 00 minutes East 1060.89 feet, on an assumed bearing, on the East line of said Quarter section to the point of beginning; thence North 00 degrees 00 minutes East 1205.8 feet, on the East line of said Quarter section; thence North 90 degrees 00 minutes West 550.00 feet; thence South 00 degrees 15 minutes 00 seconds East 973.59 feet; thence South 66 degrees 57 minutes 00 seconds East 593.10 feet, to the point of beginning; being part of the SE1/4 of Section 21, Township 101 North, Range 19 West, and containing 13.70 acres more or less; subject to highway easements on the East side thereof, and subject to an easement for an existing open drainage ditch on the South and West sides thereof.

Tax Parcel ID No. 010210050

Parcel 3:

Commencing at the Northwest corner of the Southwest Quarter of Section 22, Township 101 North, Range 19 West; thence East a distance of 360 feet on the North line of the Southwest Quarter; thence South 1579 feet on a line parallel to the West line of the Southwest quarter to the center of the drainage ditch; thence West a distance of 360 feet; thence North 1579 feet along the West line of the Southwest quarter to the point of beginning.

All of the above being Abstract Property

The acreage shown herein is neither insured

Tax Parcel ID No. 010220071

Lease 46 - Tract: 0262

Parcel 1:

The South Half (S1/2) of the Southeast Quarter (SE1/4), including Government Lots #3 and #4, Section 21, Township 101 North, Range 19 West, Freeborn County, Minnesota.

AND

The Northeast Quarter of the Southeast Quarter, Section 21, Township 101 North, Range 19 West, Freeborn County, Minnesota, including that part of Government Lot #1 described as follows: Commencing at the Southwest corner of the Northeast Quarter of the Southeast Quarter of Section 21; thence North along the quarter section line a distance of 430 feet; thence East on a line parallel with the South line of the quarter section a distance of 770 feet; thence South on a line parallel with the West line of the quarter section a distance of 430 feet; thence West a distance of 770 feet on a line parallel with the South line of the quarter section to the point of beginning.

ALL EXCEPTING therefrom the following premises:

Commencing at the Southeast corner of the Southeast Quarter (SE1/4) of Section 21, Township 101 North, Range 19 West, thence North 00°00’ east 1060.89 feet, on an assumed bearing, on the East line of said Quarter Section to the point of beginning; thence North 00°00’ East 1205.8 feet, on the East line of said Quarter Section; thence North 90°00’ West 550.00 feet; thence South 00°15’00” East 973.59 feet; thence South 66°57’00” East 593.10 feet, to the point of beginning; being part of the Southeast Quarter (SE1/4) of Section 21, Township 101 North, Range 19 West; subject to highway easements on the East side thereof, and subject to an easement for an existing open drainage ditch on the South and West sides thereof.

Property Tax Identification No. 010210040

Property Tax Identification No. 010210041

Parcel 2:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) and the West Half (W1/2) of the Southwest Quarter (SW1/4) all in Section 22, Township 101 North, Range 19 West, Freeborn County, Minnesota, EXCEPTING the following described tract:

Commencing at the Northwest corner of the Southwest Quarter (SW1/4) of Section 22, Township 101 North, Range 19 West, thence east a distance of 360 feet on the north line of the Southwest Quarter (SW1/4); thence South 1579 feet on a line parallel to the west line of the Southwest quarter to the center of the drainage ditch; thence west a distance of 360 feet to the Southwest corner of the southwest quarter, on the south line of the southwest quarter; thence North 1579 feet along the west line of the Southwest Quarter (SW1/4) to the point of beginning.

AND ALSO:

All that part of the North Half (N1/2) of the Northwest Quarter (NW1/4) and that part of the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) lying West of the centerline of that certain drainage ditch running in a Southeasterly and southerly direction across the North Half (N1/2) of the Northwest Quarter (NW1/4) and the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of Section 27, Township 101 North, Range 19 West, Freeborn County, Minnesota. Said drainage ditch being established by reason of a drainage agreement filed December 2, 1993, as Document No. 365768, in the Freeborn County Recorder’s Office in Albert Lea, Minnesota.

AND

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4), Section 27, Township 101 N., Range 19 W. of the 5th P.M. lying and being in Freeborn County, Minnesota.

Property Tax Identification No. 010220070

Property Tax Identification No. 010220072

Property Tax Identification No. 010270090

Property Tax Identification No. 010270080

Parcel 3:

East Half (E1/2) of the Northwest Quarter (NW1/4) of Section 28, Township 101 N, Range 19 West, Freeborn County, Minnesota

Property Tax Identification No. 010280021

Lease 47 - Tract: 0261

The NE1/4 SE1/4 and the S 1/2 SE1/4 NE 1/4 all in Section 33, Township 101 North of Range 19 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way;

Less and excepting the following described tract: Beginning at the East Quarter corner of Section 33, Township 101 North of Range 19 West; thence North 374.0 feet on the East line of the SE 1/4 NE 1/4 of said Section; thence Westerly 475.00 feet at a right angle, to the point of beginning; thence Easterly 475.00 feet to the East line of the SE 1/4 NE 1/4 of said Section; thence Southerly along said East line a distance of 636 feet; thence Westerly 500.00 feet at a right angle; thence Northerly a distance of 636 feet, more or less, to the point of beginning.

Abstract Property

Property Tax Identification No. 010330030

Lease 48 - Tract: 0266

Parcel 1:

The South Half of the Northeast Quarter (S 1/2 NE 1/4) of Section Twenty Eight (28), Township One Hundred One (101), Range Nineteen (19) West of the Fifth Principal Meridian, Freeborn County, Minnesota

Tax Parcel ID No. 010280010

Parcel 2:

The Southeast Quarter (SE 1/4) of Section Twenty Eight (28), Township One Hundred One (101), Range Nineteen (19) West of the Fifth Principal Meridian, Freeborn County, Minnesota

Tax Parcel ID No. 010280030

Parcel 3:

The North Half of the Northeast Quarter (N 1/2 NE 1/4) of Section Twenty Eight (28), Township One Hundred One (101), Range Nineteen (19) West of the Fifth Principal Meridian, Freeborn County, Minnesota

Tax Parcel ID No. 010280050

Lease 49 - Tract: 0265

The West half of the Northeast Quarter (W1/2 NE1/4) and the East half of the Northwest Quarter (E1/2 NW1/4) of Section 33, Township 101 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 010330020

Lease 50 - Tract: 0178

The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Fourteen (14), Township One Hundred One (101) North, Range Twenty (20) West of the 5th P.M., Freeborn County, Minnesota.

Property Tax Identification No. 020140051

Lease 51 - Tract: 0177

Parcel 1:

The West half of the Southeast Quarter of Section 21, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 020210030

Parcel 2:

The South 60 acres of the Southwest Quarter of Section 22, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 020220050

Lease 52 - Tract: 0058

The Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred One (101) North, Range Twenty (20) West of the 5th P.M., les and excepting therefrom the following described tract: The South 444 feet of the East 981 feet of the Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred One (101) North, Range Twenty (20) West of the 5th P.M., and excepting railroad right-of-way.

Property Tax Identification No. 020020080

Property Tax Identification No. 020020082

Lease 54 - Tract: 0275

The North One-half of the Northeast Quarter of Section Thirty-five (35), and the Southwest Quarter of the Northeast Quarter (SW1/4 NE1/4) of Section 35, all in Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way,

EXCEPT:

Beginning at the Southeast corner of the Northeast Quarter Northeast Quarter of Section 35, Township 102 North, Range 20 West; thence North 00 degrees 00 minutes East 781.8 feet, on an assumed bearing, on the East line of said Quarter Quarter section; thence South 89 degrees 22 minutes West 557.20 feet on a line parallel with the South line of said Quarter Quarter section; thence South 00 degrees 00 minutes East 781.8 feet more or less, to a point on the South line of said Quarter Quarter section; thence North 89 degrees 22 minutes East 557.20 feet on the South fine of said Quarter Quarter section, to the point of beginning; being part of the Northeast Quarter Northeast Quarter Section 35, Township 102 North, Range 20 West, subject to highway easement on the east side thereof.

Abstract Property

Tax Parcel ID No. 070350020

Lease 55 - Tract: 0176

The S1/2 of the NW1/4, Section 16, Township 101 North, Range 20 West, Freeborn County, Minnesota, less and except the following described parcel:

All that part of the SW1/4 of the NW1/4, Section 16, Township 101 North, Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Southwest corner of the SW1/4 of NW1/4, Section 16; thence North a distance of 398.72 feet, on the West line of said SW1/4 of NW1/4, to the point of beginning; thence North a distance of 676.40 feet, on the West line of said SW1/4 of NW1/4; thence East a distance of 322.00 feet, at a right angle; thence South a distance of 676.40 feet, at a right angle; thence West a distance of 322.00 feet, at a right angle, to the point of beginning; subject to highway easement on the West side thereof.

Abstract Property

Tax Parcel ID No. 020160030

Lease 57 - Tract: 0221

Parcel 1:

The East half of the Southeast Quarter of Section 26, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 070260040

Parcel 2:

The West half of the Southeast Quarter of Section 26, Township 102 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 070260050

Lease 62 - Tract: 0254

Parcel 1:

The Northeast Quarter of Section 26, Township 102 North, Range 20 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 070260010

Parcel 2:

All that part of the NW 1/4, Section 26, Township 102 North, Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Northwest comer of the NW 1/4 of said Section 26; thence North 90° 00’ 00” East a distance of 1252.06 feet, on an assumed bearing on the North line of said NW 1/4, to the point of beginning; thence South 00° 12’ 48” West a distance of 528.82 feet; thence North 89°59’52” East a distance of 1393.94 feet, to a point on the East line of said NW 1/4; thence North 00°49’56” East a distance of 528.82 feet, on the East line of said NW 1/4, to the Northeast corner thereof; thence South 90°00’00” West a distance of 1399.65 feet, on the North line of said NW 1/4, to the point of beginning, subject to highway easement on the north side thereof.

Abstract Property

Tax Parcel ID No. 0700260071

Lease 63 - Tract: 0230

The North Half of the Northwest Quarter of Section 27, Township 101 North of Range 20 West of the 5th P.M., Freeborn County, Minnesota, subject to County Road right-of-way;

LESS AND EXCEPTING THEREFROM: The North 455.92 feet of the West 477.70 feet of the Northwest Quarter Northwest Quarter of Section 27, Township 101 North, Range 20 West of the 5th P.M., subject to highway easement on the North and West sides thereof.

Abstract Property

Tax Parcel ID No. 020270020

Lease 64 - Tract: 0174

Parcel 1:

The West Half of the Northeast Quarter of Section 11, in Township 101 North, Range 20 West of the 5th P.M., this land lying and being in the County of Freeborn and State of Minnesota, subject to County Road right-of-way,

LESS AND EXCEPT:

The strip of land 100 feet wide, over and across the following described real estate, viz: The Northwest Quarter of the Northeast Quarter of Section 11, Township 101, Range 20 West, said 100 foot strip being 50 feet on each side of the center line of the Albert Lea & Southern Railroad Company as now located and staked out across the above described real estate, and as described in Deed Record 32, Page 147.

and

All that part of the Northwest Quarter of the Northeast Quarter of Section 11, Township 101, Range 20 West of the 5th P.M., Freeborn County, Minnesota, lying North of a line drawn parallel to and 50 feet distant Northerly, measured at right angles, from the center line of the Albert Lea & Southern Railroad, as now located, staked out and graded across said Northwest Quarter of the Northeast Quarter of Section 11, Township 101, Range 20 West of the 5th P.M., Freeborn County, Minnesota, and as described in Deed Book 32, Page 288.

Tax Parcel ID No. 020110030

Parcel 2:

The Southeast Quarter of the Northeast Quarter and the North Half of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter of Section 11, in Township 101 North, Range 20 West of the 5th P.M., this land lying and being in the County of Freeborn and State of Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020110050

Lease 68 - Tract: 0278

The E1/2 of the SW1/4 of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 060090050

Lease 69 - Tract: 0277

Parcel 1:

The Northwest Quarter of Section 8, Township 102 North, Range 19 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Tax Parcel ID No. 060080030

Tax Parcel ID No. 060080031

Parcel 2:

The North half of the Northeast Quarter of Section 7, Township 102 North, Range 19 West, Freeborn County, Minnesota, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 060070080 (N1/2 of N1/2 of NE1/4, Sec 7-102-19)

Tax Parcel ID No. 060070081 (S1/2 of N1/2 of NE1/4, Sec 7-102-19)

Lease 70 - Tract: 0270

The North 395.89 feet of the East 424.00 feet of the NE1/4 SE1/4 Section 18-T101N-R19W, Freeborn County, Minnesota, subject to highway easement on the East side thereof.

Abstract Property

Tax Parcel ID No. 010180031

Lease 72 - Tract: 0186

Beginning at the Northwest comer of the NE1/4 of the NE1/4 of Section 17, Township 102 North, Range 19 West of the Fifth Principal Meridian; thence 22 rods East; thence 36 and 35/100 rods South; thence 22 rods West; thence 36 and 35/100 rods North to the place of beginning, and lying and being in the County of Freeborn, State of Minnesota, and subject to road easement on the North side thereof.

Abstract Property

Tax Parcel ID No. 060170100

Lease 75 - Tract: 0195

All that part of the SE1/4 Section 29, Township 101 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the southwest corner of the SE1/4 of said Section 29; thence North 89°26’06” East a distance of 470.10 feet, on an assumed bearing on the South line of said SE1/4, to the point of beginning; thence North 00°00’00” West a distance of 334.18 feet; thence North 89°26’07” East a distance of 355.00 feet; thence South 00°00’00” East a distance of 334.18 feet, to a point on the South line of said SE1/4; thence South 89°26’06” West a distance of 355.00 feet, on the South line of said SE1/4 to the point of beginning;

Subject to highway easement on the South side thereof.

Abstract Property

Tax Parcel ID No. 010290020

Lease 76 - Tract: 0196

All that part of the NE 1/4 Section 23 Township 102 North Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Northeast comer of the NE 1/4 of said Section 23; thence South 00° 00’ 00” East a distance of 1143.72 feet, on an assumed bearing on the east line of said NE 1/4, to the point of beginning; thence South 00° 00’ 00” East a distance of 66.00 feet, on the East line of said NE 1/4; thence North 90° 00’ 00” West a distance of 345.00 feet; thence South 56° 15’ 45” West a distance of 108.49 feet; thence South 00° 00’ 00” East a distance of 204.00 feet; thence North 90° 00’ 00” West a distance of 468.34 feet; thence North 00° 00’ 00” West a distance of 184.00 feet; thence South 90° 00’ 00” West a distance of 126.00 feet; thence North 00° 00’ 00” West a distance of 259.50 feet; thence North 90° 00’ 00” East a distance of 638.28 feet; thence South 00° 00’ 00” East a distance of 113.16 feet; thence North 90° 00’ 00” East a distance of 391.50 feet, to the point of beginning; Subject to highway easement on the easterly-most side thereof.

Abstract Property

Tax Parcel ID No. 070230071

Lease 77 - Tract: 0197

Beginning 928.7 feet East of the Southwest corner of the SE 1/4 of said Section 14, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota; thence North 200 feet; thence N 40°27’40” E 223.44 feet; thence East 264.5 feet; thence South 370.0 feet; thence West 409.5 feet to the point of beginning, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020140030

Lease 79 - Tract: 0200

That part of the Southwest Quarter, Section 10, Township 101 North, Range 20 West of the Fifth Principal Meridian, and lying and being in the County of Freeborn, State of Minnesota, described as follows: Commencing at the Southwest comer of the Southwest Quarter of said Section 10; thence South 89 degrees 09 minutes 02 seconds East a distance of 392.82 feet, on an assumed bearing on the south line of said Southwest Quarter; thence North 01 degrees 12 minutes 04 seconds East a distance of 664.75 feet; thence North 86 degrees 48 minutes 15 seconds West a distance of 409.10 feet, to a point on the west line of said Southwest Quarter; thence South 00 degrees 08 minutes 50 seconds East a distance of 681.59 feet, on the west line of said Southwest Quarter, to the point of beginning; subject to highway easement on the West and South sides thereof.

Abstract Property

Tax Parcel ID No. 020100030

Lease 81 - Tract: 0202

Commencing at the Northwest corner of the N 1/2 SW 1/4 Section 17 Township 102 North Range 19 West; thence South 921.50 feet, on the West line of said 1/4 Section, to the point of beginning; thence Northeasterly 395.28 feet, at a deflection angle of 92° 10’29” left; thence Easterly 395.00 feet, at a deflection angle of 02°10’29” right; thence Southeasterly 135.16 feet, at a deflection angle of 15°53’14” right; thence Southerly 236.50 feet, at a deflection angle of 74°06’46” right; thence Easterly 630.00 feet, at a right angle; thence Northerly 1010.00 feet, at a right angle; thence Westerly 920.00 feet, at a right angle; thence Southerly 703.50 feet, at a right angle; thence Westerly 630.00 feet, at a right angle, to a point on the West line of said 1/4 section; thence Southerly 48.00 feet, on the West line of said 1/4 section, at a right angle, to the point of beginning; being part of the N 1/2 SW 1/4 Section 17 - T102N - R19W, subject to highway easement on the Westerly most side thereof.

Abstract Property

Tax Parcel ID No. 060170110

Lease 83 - Tract: 0204

Commencing at the Northeast corner of the Northwest Quarter of the Northwest Quarter of Section 13, Township 101 North, Range 20. West of the 5th P.M., Freeborn County, Minnesota; thence West along the North line of said NW1/4 NW1/4 (being the center of the township road) a distance of 351 feet; thence South 430 feet; thence East parallel with the North line of the said NW1/4 NW1/4 a distance of 351 feet; thence North 430 feet along the East line of the said NW1/4 NW1/4 to the point of beginning.

Tax Parcel ID No. 020130010

Lease 85 - Tract: 0206

All that part of the NE1/4 NW1/4 of Section 11, Township 101 North, Range 20 West and the SE1/4 SW1/4 of Section 2, Township 101 North, Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Northwest comer of the NW1 /4 of said Section 11, Township 101 North, Range 20 West; thence North 89° 59’ 30” east a distance of 1549.30 feet, on an assumed bearing on the north line of the NW1/4 of said Section 11, thence northeasterly a distance of 32.61 feet on a tangential curve, on the centerline of County State Aid Highway No. 13, with a radius of 716.20 feet and a central angle of 02° 36’ 30” to the point of beginning of the tract to be described; thence northeasterly a distance of 413.23 feet on a continuation of said curve on said centerline with a radius of 716.20 feet and through a central angle of 33° 03’ 30”, to the end point of said curve; thence north 54° 19’ 30” east a distance of 24.00 feet, on a line tangent to said curve, on the centerline of said County State Aid Highway No. 13, to the point of intersection with the southerly right-of- way line of Cedar Valley Railroad (formerly Illinois Central Railroad); thence south 80° 39’ 29” east a distance of 175.95 feet, on the south right-of-way line of said railroad; thence south 00° 00’ 14” east a distance of 480.67 feet; thence north 88° 47’ 21” west a distance of 585.30 feet; thence north 01° 09’ 20” east a distance of 349.28 feet, to the point of beginning; subject to highway easement on the northwesterly side thereof.

Abstract Property

Tax Parcel ID No. 020110060 (Section 11)

Tax Parcel ID No. 020020060 (Section 2)

Lease 87 - Tract: 0208

Commencing at a point 21 rods South of NE corner NE1/4 of Section 34, Township 101 North, Range 20 West, Freeborn County, Minnesota; thence West 9 rods; thence South 20 rods; thence East 9 rods; thence North 20 rods to point of beginning of Section 34, Township 101 North, Range 20 West, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 029340010

Lease 89 - Tract: 0213

Part of the NW 1/4 of Section 21, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, particularly described as: Starting at the Northwest corner of said Section; thence 312 feet East on the North section line; thence South 420 feet perpendicular to the Section line; thence West 312 feet parallel to the North section line; thence 420 feet North along the West section line to the point of beginning.

Abstract Property

Tax Parcel ID No. 020210041

Lease 90 - Tract: 0217

Commencing at the Southeast corner of the said W 1/2 SW 1/4 of Section 13; thence North along the East line of the W 1/2 SW 1/4 a distance of 169 feet; thence West parallel to the South line of the W 1/2 SW 1 /4 a distance of 258 feet; thence South parallel to the East line of the W 1/2 SW 1 /4 a distance of 169 feet to the South line thereof; thence East along the South line of the W 1/2 SW 1/4 a distance of 258 feet to the point of beginning, all in Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 020130100

Lease 91 - Tract: 0219

A tract of land in Section 36, Township 102 North, Range 20 West of the 5th P.M., subject to easements for highways and other easements of record described as follows: Commencing at the northwest corner of said W1/2 NW1/4 of Section 36, Township 102 North, Range 20 West of the 5th P.M.; thence East 613 feet along the north line of said Section 36, to a point which shall be the point of beginning of said tract: thence South 500 feet, along a line which is parallel to and 613 feet East of the western boundary of said Section 36; thence East 340 feet along a line which is parallel to and 500 feet South of the North boundary of said Section 36; thence North 500 feet along a line which is parallel to and 953 feet East of the western boundary of said section 36; thence West 340 feet along the northern boundary of said section 36 to the place of beginning.

Abstract Property

Tax Parcel ID No. 070360090

Lease 93 - Tract: 0222

The East 515 feet of the South 480 feet of the SE 1/4 SW 1/4, Section 13, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, subject to highway easement on the south side thereof.

Abstract Property

Tax Parcel ID No. 020130042

Lease 94 - Tract: 0228

The Southeast Quarter of the Southeast Quarter, except that part thereof lying North and West of County Ditch No. 49, in Section 8, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 020080020

Lease 95 - Tract: 0231

The North 585.00 feet of the East 301.00 feet of the NE 1/4 NE 1/4 of Section 20, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 020200013

Lease 96 - Tract: 0268

A strip of land sixteen rods east and west and fifteen rods north and south in the Northeast corner of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Twenty-five and Township One Hundred and Two and Range Twenty, Freeborn County, Minnesota.

Abstract Property

Tax Parcel ID No. 070250060

Lease 97 - Tract: 0269

All that part of the Northeast 1/4 of the Southeast 1/4 of Section 25, Township 102 North, Range 20 West, Freeborn County, Minnesota, described as follows: Commencing at the Northeast comer of the Southeast 1/4 of said Section 25; thence South 00 Degrees 40’ 13” East a distance of 247.50 feet, on an assumed bearing on the east line of said Southeast 1/4, to the point of beginning; thence South 88 degrees 50’ 43° West a distance of 340.40 feet, on a line parallel with the north line of said Southeast 1/4; thence South 00 degrees 40’ 13” East a distance of 150.00 feet; thence North 88 degrees 50’ 43” East a distance of 340.40 feet, to a point on the east line of said Southeast 1/4; thence North 00 degrees 40’ 13” West a distance of 150.00 feet, on the east line of said Southeast 1/4 to the point of beginning, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 070250051

Lease 98 - Tract: 0194

The South 12 acres of the E1/2 SE1/4 of Section 14, Township 101 North, Range 20 West, less a piece of land commencing at the Southwest comer of the E1/2 SE1/4 of Section 14, Township 101 North, Range 20 West; thence North 16 rods; thence East 10 rods; thence South 16 rods; thence West 10 rods, subject to County Road right-of-way.

Abstract Property

Tax Parcel ID No. 020140110

Lease 99 - TRACT: 0300

Parcel 1:

N1/2 of SE1/4 of SE1/4 of Sec. 19, T101N, R19W, Freeborn County, Minnesota, less the following tract of land: Beginning at the northeast corner of the SE1/4 of SE1/4 of Sec. 19, T101N, R19W; thence south 377.22 feet on the east line of said quarter quarter section; thence westerly 311.08 feet, at a deflection angle of 89°24’ right; thence northerly 380.00 feet more or less, at a deflection angle of 90°36’ right, to a point on the north line of said quarter quarter section; thence easterly 311.00 feet more or less, on said north line, to the point of beginning; being part of the SE1/4 of SE1/4 of Sec. 19, T101N, R19W, subject to highway easement on the east side thereof.

Tax Parcel ID No.: 010190060

Parcel 2:

All that part of the E1/2 of SW1/4 of Sec. 20, T101N, R19W, Freeborn County, Minnesota, which lies north and west of the centerline of the existing drainage ditch in said quarter section, the centerline of said drainage ditch being more particularly described as follows: Beginning at a point on the south line of the E1/2 of SW1/4 of Sec. 20, T101N, R19W, which point is 703.00 feet west of the southeast corner thereof, on an assumed bearing of south 89°24’59” east; thence north 00°40’57” east 1426.48 feet to the point of beginning of a curve; thence northeasterly 152.33 feet on a tangential curve concave to the southeast, with a radius of 194.30 feet; and through a central angle of 44°55’11”, to the end point of said curve; thence north 45°36’08” east 281.60 feet on the tangent to said curve at said end point, to the point of beginning of a curve; thence northeasterly 123.88 feet on a tangential curve concave to the southeast, with a radius of 158.40 feet, and through a central angle of 44°48’35”, to the end point of said curve; thence south 89°35’17” east 337.96 feet on the tangent to said curve at said end point, to a point on the east line of said quarter section; thence north 00°44’36” east on the east line of said quarter section to the northeast corner thereof, and there terminating.

LESS AND EXCEPT

All that part of the Southwest Quarter Section 20, Township 101 North, Range 19 West Freeborn County, Minnesota; described as follows: Commencing at the southeast corner of the Southwest Quarter of said Section 20; thence North 89 degrees 24 minutes 59 seconds West a distance of 703.00 feet, on an assumed bearing on the south line of said Southwest Quarter, to a point on the centerline of a drainage ditch, which is the point of beginning; thence North 00 degrees 40 minutes 57 seconds East a distance of 229.80 feet, on the centerline of said drainage ditch; thence North 89 degrees 24 minutes 59 seconds West a distance of

1895.68 feet, parallel with and 229.80 feet north of the south line of said Southwest Quarter, to a point on the west line of said Southwest Quarter, thence South 00 degrees 19 minutes 53 seconds West a distance of 229.80 feet, on the west line of said Southwest Quarter, to the southwest corner of said Southwest Quarter; thence South 89 degrees 24 minutes 59 seconds East a distance of 1894.27 feet, on the south line of said Southwest Quarter, to the point of beginning; subject to highway easement on the west side thereof.

Tax Parcel ID No. 010200031

Parcel 3:

All that part of the E1/2 of SW1/4 of Section 20, T101N, R19W, Freeborn County, Minnesota, which lies south and east of the centerline of the existing drainage ditch in said 1/4 section; the centerline of said drainage ditch being more particularly described as follows: Beginning at a point on the south line of the E1/2 of SW1/4 of Sec 20, T101N, R19W, which point is 703.00 feet west of the southeast corner thereof, on an assumed bearing of south 89 degrees 24 minutes 59 seconds east; thence north 00 degrees 40 minutes 57 seconds east 1426.48 feet to the point of beginning of a curve; thence northeasterly 152.33 feet on a tangential curve concave to the southeast, with a radius of 194.30 feet, and through a central angle of 44 degrees 55 minutes 11 seconds, to the end point of said curve; thence north 45 degrees 36 minutes 08 seconds east 281.60 feet on the tangent to said curve at said end point, to the point of beginning of a curve; thence northeasterly 123.88 feet on a tangential curve concave to the southeast, with a radius of 158.40 feet, and through a central angle of 44 degrees 48 minutes 35 seconds, to the end point of said curve; thence south 89 degrees 35 minutes 17 seconds east 337.96 feet on the tangent to said curve at said end point, to a point on the east line of said 1/4 section; thence north 00 degrees 44 minutes 36 seconds east on the east line of said 1/4 section to the northeast corner thereof, and there terminating.

Tax Parcel ID No. 010200032

Parcel 4:

S1/2 of NW1/4 of Sec. 20, T101N, R19W, Freeborn County, Minnesota, LESS AND EXCEPT: All that part of the SW1/4 of NW1/4, Section 20, T101N, R19W, Freeborn County, Minnesota, described as follows: Commencing at the southwest corner of the NW1/4 of said Section 20; thence North 00 degrees 44 minutes 06 seconds West a distance of 364.61 feet, on an assumed bearing on the west line of said NW1/4, to the point of beginning; thence North 00 degrees 44 minutes 06 seconds West a distance of 327.87 feet, on the west line of said NW1/4; thence North 89 degrees 26 minutes 19 seconds East a distance of 738.62 feet; thence South 00 degrees 44 minutes 06 seconds East a distance of 327.87 feet; thence South 89 degrees 26 minutes 19 seconds West a distance of 738.62 feet, to the point of beginning; subject to highway easement on the west side thereof.

Tax Parcel ID No. 010200033

Parcel 5:

SE1/4 of Sec. 20, T101N, R19W, Freeborn County, Minnesota, less the following described tract: All that part of the SE1/4 of Sec. 20, T101N, R19W, Freeborn County, Minnesota, described as follows: Commencing at the southeast corner of the SE1/4 of Sec. 20, T101N, R19W; thence South 89°40’15” west a distance of 2689.31 feet, on an assumed bearing on the south line of said quarter section, to the southwest corner of said quarter section; thence North 00°19’34” east a distance of 659.70 feet, on the west line of said quarter section; thence North 89°40’15” east a distance of 2098.26 feet, on a line parallel with the south line of said quarter section; thence North 00°00’00” East a distance of 145.30 feet; thence North 89°40’15” East a distance of 587.30 feet, to a point on the east line of said quarter section; thence South 00°00’00” East a distance of 805.00 feet, on the East line of said quarter section, to the point of beginning; subject to highway easement on the east side thereof.

Tax Parcel ID No. 010200040

Parcel 6:

All that part of the SE1/4 of Sec. 20, T101N, R19W Freeborn County, Minnesota, described as follows:

Commencing at the southeast corner of the SE1/4 of Sec. 20, T101N, R19W; thence South 89°40’15” west a distance of 2689.31 feet, on an assumed bearing on the south line of said quarter section, to the southwest corner of said quarter section; thence North 00°19’34” east a distance of 659.70 feet, on the west line of said quarter section; thence North 89°40’15” east a distance of 2098.26 feet, on a line parallel with the south line of said quarter section; thence North 00°00’00” East a distance of 145.30 feet; thence North 89°40’15”, East a distance of 587.30 feet, to a point on the east line of said quarter section; thence South 00°00’00” East a distance of 805.00 feet, on the East line of said quarter section, to the point of beginning; subject to highway easement on the east side thereof, LESS THE FOLLOWING: All that part of the SE1/4 of Sec 20, T101N, R19W, described as follows: Beginning at the southeast corner of the SE1/4 of SE1/4, Sec. 20, T101N, R19W; thence north along the east boundary line a distance of 805 feet; thence west on a line parallel to the south line a distance of 587.3 feet; thence south on a line parallel to the east line a distance of approximately 805 feet to the south line of the SE1/4; thence east a distance of approximately 587.3 feet to the east line of the SE1/4.

Tax Parcel ID No. 010200041

Parcel 7:

The NW 1⁄4 of the NE 1⁄4 of Section 29, Township 101 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 010290050

Parcel 8:

W1/2 of SW1/4 of Sec. 20, T101N, R19W, Freeborn County, Minnesota, less the following described land: Beginning at a point on the west line of the SW1/4 of Sec. 20, T101N, R19W, which point is 1303.85 feet south of the northwest corner thereof; thence south 434.72 feet, on the west line of said quarter section; thence east 188.78 feet, at a right angle; thence northeasterly 421.79 feet, at a deflection angle of 87°29’ left; thence northwesterly 207.72 feet, at a deflection angle of 88°55’ left, to the point of beginning; being part of the SW1/4 of Sec. 20, T101N, R19W; AND LESS that part of the SW1/4 of Sec. 20, T101N, R19W described as follows: Beginning at a point on the west line of the SW1/4 of Sec. 20, T101N, R19W, which point is 1303.85 feet south of the northwest corner thereof; thence South 434.42 feet, on the west line of said quarter section; thence East 188.78 feet, at a right angle; thence northeasterly 421.79 feet, at a deflection angle of 87°29’ left; thence Northwesterly 207.72 feet, at a deflection angle of 88°55’ left, to the point of beginning; subject to highway easement on the west side thereof.

LESS AND EXCEPT

All that part of the Southwest Quarter Section 20, Township 101 North, Range 19 West Freeborn County, Minnesota; described as follows: Commencing at the southeast corner of the Southwest Quarter of said Section 20; thence North 89 degrees 24 minutes 59 seconds West a distance of 703.00 feet, on an assumed bearing on the south line of said Southwest Quarter, to a point on the centerline of a drainage ditch, which is the point of beginning; thence North 00 degrees 40 minutes 57 seconds East a distance of 229.80 feet, on the centerline of said drainage ditch; thence North 89 degrees 24 minutes 59 seconds West a distance of 1895.68 feet, parallel with and 229.80 feet north of the south line of said Southwest Quarter, to a point on the west line of said Southwest Quarter, thence South 00 degrees 19 minutes 53 seconds West a distance of 229.80 feet, on the west line of said Southwest Quarter, to the southwest corner of said Southwest Quarter; thence South 89 degrees 24 minutes 59 seconds East a distance of 1894.27 feet, on the south line of said Southwest Quarter, to the point of beginning; subject to highway easement on the west side thereof.

Tax Parcel ID No. 010200050

Parcel 9:

W1/2 of NW1/4 of Sec. 28, T101N, R19W, Freeborn County, Minnesota, excepting the following: Commencing at the Northwest corner of the NW1/4 of Sec. 28, thence on an assumed bearing of South 00°00’00” West along West line of the NW1/4 of Sec. 28 a distance of 1285.53 feet to the point of beginning; thence South 85°08’37” East a distance of 442.17 feet; thence South 00°32’24” East a distance of 487.41 feet; thence South 83°54’12” West a distance of 447.70 feet to the West line of the NW1/4 of Sec. 28, thence North 00°00’00” East along said line a distance of 572.37 feet to the point of beginning. Subject to all easements of record.

Tax Parcel ID No. 010280020

Parcel 10:

The Southeast Quarter (SE 1/4) of Section Twenty-Nine (29) in Township One Hundred One (101) North of Range Twenty (19) West of the 5th P.M., Freeborn County, Minnesota, less the following described tract:

All that part of the SE1/4 Section 29-T101N-R19W, Freeborn County, Minnesota; described as follows: Commencing at the southwest corner of the SE1/4 of said Section 29; thence North 89°26’06” East a distance of 470.10 feet, on an assumed bearing on the south line of said SE1/4, to the point of beginning; Thence North 00°00’00” West a distance of 334.18 feet; Thence North 89°26’07” East a distance of 355.00 feet; Thence South 00°00’00” East a distance of 334.18 feet, to a point on the south line of said SE1/4; Thence South 89°26’06” West a distance of 355.00 feet, on the south line of said SE1/4 to the point of beginning;

Subject to highway easement on the south side thereof.

Tax Parcel ID No. 010290021

Parcel 11:

The SW: of Section 29, T101N, R19W, Freeborn County, Minnesota, LESS AND EXCEPTING the following described tract: Commencing at the southwest corner of Section 29, T101N, R19W, thence East along the section line a distance of 841.5 feet to a point, said point being the point of beginning; thence North on a line at right angles to the said section line a distance of 596.64 feet; thence East on a line parallel with the section line a distance of 627 feet, more or less, to the center of the ditch; thence Southerly and Easterly, along the center of the aforesaid ditch to a point that is on the section line and 834.24 feet more or less, east of the point of beginning; thence West along the section line a distance of 834.24 feet more or less to the point of beginning.

Tax Parcel ID No. 010290040

Parcel 12:

The Southeast Quarter (SE 1⁄4) of Section Thirty-two (32), Township One Hundred One (101) North of Range Nineteen (19) West of the Fifth Principal Meridian, and lying and being in the County of Freeborn and State of Minnesota.

Tax Parcel ID No. 010320040

Parcel 13:

The West Half of the Southwest Quarter (W1/2 SW1/4) Section 33, Township 101 North, Range 19 West of the Fifth Principal Meridian, lying and being in the County of Freeborn, State of Minnesota, less the following described premises: Commencing 37 rods East from the Southwest Corner of Section 33, Township 101 North, Range 19 West of the Fifth Principal Meridian, thence East on the Minnesota-Iowa State Line a distance of 16 rods; thence North .10 rods; thence West to the West bank of Deer Creek; thence’ along the West bank of said Creek to a point due North of the place of beginning; thence due South to the place of beginning, and lying and being in the County of Freeborn and State of Minnesota.

Tax Parcel ID No. 010330070

Parcel 14:

Commencing at the southwest corner of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4), Section 33, Township 101 North, Range 19 West, Freeborn County, Minnesota; thence north along the west line of said 4 4 section a distance of 415 feet; thence easterly along a line parallel with the south line of said 4 4 section a distance of 395 feet; thence southerly along a line parallel to the west line of said 4 4 section a distance of 415 feet to the south line of said 4 4 section; thence westerly along the south line of said 4 4 section a distance of 395 feet more or less, to the point of beginning.

Tax Parcel ID No. 010330060

Parcel 15:

The Northeast Quarter (NE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 25, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020250053

Parcel 16:

The North Half of the Southwest Quarter of the Northeast Quarter and South Half of the Northwest Quarter, Section 26, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota, less the following described tract: Beginning at the southwest corner of the Northwest Quarter of Section 26, Township 101 North, Range 20 West of the 5th P.M.; thence east along the south line of the Northwest Quarter a distance 401 feet; thence north parallel with the west line of the Northwest Quarter a distance 543 feet; thence west parallel with the south line of the Northwest Quarter a distance of 401 feet; thence south along the west line of the Northwest Quarter a distance of 543 feet to the place of beginning, all lying and being in Section 26, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Reserving, however, to Grantors, their heirs, administrators and assigns, an easement over the following described tract: Commencing at the southeast corner of the Southeast Quarter of the Northwest Quarter, Section 26, Township 101 North, Range 20 West; thence west 20 feet along the south line of said quarter quarter section to a point which is the point of beginning; thence east along said south line a distance of 20 feet to the southeast corner of the Southeast Quarter of the Northwest Quarter, Section 26, Township 101 North, Range 20 West; thence north along the east line of said quarter quarter section a distance of 20 feet; thence southwesterly to the point of beginning, all lying and being in Section 26, Township 101 North, Range 20 west, Freeborn County, Minnesota.

Tax Parcel ID No. 020260030

Parcel 17:

Southwest Quarter of the Southeast Quarter, Section 27, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020270071

Parcel 18, Parcel 19 and Parcel 20:

The SE1/4 NE1/4, Section 34-T101N-R2OW and W1/2 NW1/4, SE1/4 NW1/4 and SE1/4 SE1/4, Section 35- T101N-R2OW, Freeborn County, Minnesota, LESS THE FOLLOWING DESCRIBED TRACT: AU that part of the SW1/4 NW1/4, Sec. 35, T101 N, R2OW, described as follows: Commencing at the southwest corner of the NW1/4 of said Sec. 35; thence North a distance of 380.39 feet, on an assumed bearing on the west line of said NW1/4, to the point of beginning; thence East a distance of 430.00 feet, at a right angle; thence North a distance of 506.51 feet, at a right angle; thence West a distance of 430.00 feet, at a right angle, to a point on the west line of said NW1/4; thence South a distance of 506.51 feet, at a right angle, on the west line of said NW1/4, to the point of beginning; subject to highway easement on the west side thereof.

Tax Parcel ID No. 020340030

Tax Parcel ID No. 020350030

Tax Parcel ID No. 020350060

Parcel 21:

West Half of the Northwest Quarter of the Northeast Quarter (W 1⁄2 NW 1⁄4 NE 1⁄4), Section 35, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020350071

Parcel 22:

The S 1/2 NW 1/4 SE 1/4 Section 36-T101 N-R2OW, and the S 1/2 SW 1/4 Section 36-T101 N-R2OW; subject to highway easement on the south and west sides of said S 1/2 SW 1/4;

Together with all that part of the N 1/2 SW 1/4 of said Section 36-T101 N-R20W, described as follows:

Commencing at the southwest corner of the N 1/2 SW 1/4 of said Section 36; Thence north 00°42’59” west a distance of 169.25 feet, on an assumed bearing, on the west line of said 1/4 section; Thence north 88°00’11” east a distance of 1444.81 feet; Thence north 44°28’58” west a distance of 569.04 feet; Thence north 16°52’57” west a distance of 506.24 feet; Thence north 89°34’22” east a distance of 1744.78 feet, to a point on the east line of the N 1/2 of said SW 1/4; Thence south 00°38’57” east a distance of 1100.07 feet, on the east line of said N 1/2 SW 1/4, to the southeast corner thereof; Thence South 89°30’12” west a distance of 2653.37 feet on the south line of said N 1/2 SW 1/4 to the point of beginning;

Subject to highway easement on the westerly moot side thereof;

Together with an easement for ingress and egress over the north 15.0 feet of the following described tract, said 15.0 feet being measured perpendicular to the north line thereof:

Commencing at the southwest corner of the N 1/2 SW 1/4 of said Section 36; Thence north 88°42’59” west a distance of 169.25 feet, on an assumed bearing, on the west line of said 1/4 section, to the point of beginning of the easement to be described: Thence north 88°00’11” east a distance of 1444.81 feet; Thence north 44°20’50” west a distance of 44.75 feet; Thence south 88°00’11” west a distance of 1413.85 feet, to a point on the west line of said N 1/2 SW 1/4; Thence south 00°42’59” east a distance of 33.00 feet, on the west line of said N 1/2 SW 1/4, to the point of beginning.

Tax Parcel ID No. 020360032

Parcel 23:

The N 1⁄2 of the NW 1⁄4 of the SE 1⁄4 of Section 36, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020360033

Parcel 24:

The Northeast Quarter of the Northwest Quarter and the North Half of the North Half of the North Half of the Southeast Quarter of the Northwest Quarter of Section 36, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 020360060

Parcel 25:

The Northwest Quarter (NW1/4) of Southwest Quarter (SW1/4) of Section 25, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota

Tax Parcel ID No. 020250050

Parcel 26:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section 25, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020250040

Lease 100 - TRACT: 0100

The Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section 36, Township 101 North, Range 20 West of the 5th P.M. and the South Half (S1/2) of the Southwest Quarter (SW1/4) of Section 30 and the North Half (N1/2) of the Northwest Quarter (NW1/4) of Section 31, both in Township 101 North, Range 19 West of the 5th P.M.

Tax Parcel ID No. 010300040 (S1/2 SW1/4)

Tax Parcel ID No. 010310020 (N1/2 NW1/4)

Tax Parcel ID No. 020360010 (NE NE)

Lease 102 - Tract: FRC102:

Parcel 1:

The Northeast Quarter Northwest of Section 16, Township 101 North, Range 20 West.

Tax Parcel ID No.: 020160020 (NE NW)

Parcel 2:

The Northwest Quarter Northwest Quarter of Section 16, Township 101 North, Range 20 West of the 5th P.M., and lying and being in the County of Freeborn, State of Minnesota.

Less and excepting:

Part of the Northwest Quarter of the Northwest Quarter of Section 16, Township 101 North, Range 20 West of the 5th P.M. More particularly described as follows: Commencing at the Northwest Corner of said Section 16, Township 101 North, Range 20 West, hereinafter known as the point of beginning, thence 275.0 Feet South along the West line of said Section; thence 280.0 Feet East at a deflection angle of 90 degrees 15 minutes left; Thence 275.0 Feet North at a deflection angle of 89 degrees 45 minutes left to a point on the North line of said Section; Thence 280.0 Feet West at a deflection angle of 90 degrees 15 minutes left along the North line to the point of beginning; being subject to a Public Roadway Easement along the North and West side thereof.

Tax Parcel ID No.: 020160080 (NW1/4 NW1/4 EXC NW COR)

Parcel 3:

The North Half of the South Half of the Southeast Quarter and the North Half of the Southeast Quarter and the Northeast Quarter of the Southwest Quarter lying East of the right-of-way of the Chicago, Rock Island and Pacific Railway Company, a corporation, all in Section 17, Township 101 North, Range 20 West

Less And Excepting:

All that part of the Northeast Quarter of the Southeast Quarter Section 17, Township 101 North, Range 20 West, Freeborn County, Minnesota; Commencing at the northeast corner of the Southeast Quarter of said Section 17; thence South 00 degrees 16 minutes 59 seconds East a distance of 413.66 feet, on an assumed bearing on the east line of said Southeast Quarter; thence South 89 degrees 02 minutes 42 seconds West a distance of 396.36 feet; thence North 01 degrees 13 minutes 07 seconds West a distance of 393.44 feet, to a point on the north line of said Southeast Quarter; thence North 86 degrees 10 minutes 35 seconds East a distance of 403.53 feet, on the north line of said Southeast Quarter, to the point of beginning;

Subject to highway easement on the east side thereof.

Tax Parcel ID No.: 020170071 (N1/2 S1/2 SE & N1/2 SE & NE1/4 SW1/4 E OF ROW EXC PT NE1/4 SE1/4)

Parcel 4:

The following all in Section 17, Township 101 North, Range 20 West of the 5th P.M.: Beginning at the Northeast corner of the Northeast Quarter of the Northeast Quarter; thence West 64 rods; thence South 99 rods; thence East 64 rods; thence North 99 rods to the place of beginning; which parcel is more accurately described as the East 1056 feet of the North 1,633.5 feet of the East Half of the Northeast Quarter of Section 17, Township 101 North, Range 20 West;

Less and Excepting Therefrom the Following:

All that part of the Northeast Quarter Northeast Quarter Section 17, Township 101 North, Range 20 West, Freeborn County, Minnesota; described as follows: Commencing at the northeast corner of the Northeast Quarter of said Section 17; thence South 00 degrees 30 minutes 02 seconds East a distance of 313.40 feet, on an assumed bearing on the East line of said Section 17; thence South 87 degrees 18 minutes 01 seconds West a distance of 344.93 feet; thence North 06 degrees 18 minutes 50 seconds West a distance of 300.00 feet, to a point on the North line of said Northeast Quarter; thence North 85 degrees 12 minutes 10 seconds East a distance of 376.12 feet, on the north line of said Northeast Quarter, to the point of beginning;

Tax Parcel ID No.: 020170030 (PT NE1/4 NE1/4)

Lease 103 - TRACT: FRC103

Parcel 1:

Tract 1:

The South Half of the Southwest Quarter (S1/2 SW1/4), Section 15, Township 102 North, Range 20 West in Freeborn County, Minnesota.

Tax Parcel ID No.: 070150030 (S1/2 SW1/4)

Tract 2:

The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4), Section 22, Township 102 North, Range 20 West, in Freeborn County, Minnesota.

Tax Parcel ID No.: 070220010 (NW1/4 NW1/4)

Parcel 2:

Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4), Section 22, Township 102 North, Range 20 West, Freeborn County, Minnesota

Tax Parcel ID No.: 070220011 (NE1/4 NW1/4)

Lease 104 - TRACT: FRC104

Parcel 1:

The Northeast Quarter (NE1/4) in Section 16, Township 102 North, Range 19 West, in Freeborn County, Minnesota.

Parcel 2:

The West Half (W1/2) of the Southeast Quarter (SE1/4) and the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4), all in Section 16, Township 102 North, Range 19 West, in Freeborn County, Minnesota.

Tax Parcel ID No: 060160040 (NE1/4 & W1/2 SE1/4 & NE1/4 SE1/4)

Lease 105 - TRACT: FRC105

Parcel 1:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) LESS the North Half (N1/2) of the North Half (N1/2) of the North Half (N1/2) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); AND The Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) LESS the North Half (N1/2) of the North Half (N1/2) of the North Half (N1/2) of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4); AND The Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4); AND The Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4);

All in Section 36, Township 101 North, Range 20 West of the 5th P.M. in the County of Freeborn, State of Minnesota.

LESS AND EXCEPTING the following described tract: All that part of the North Half (N1/2) of the Southwest Quarter (SW1/4) of said Section 36, Township 101 North, Range 20 West, described as follows: Commencing at the southwest corner of the North Half (N1/2) of the Southwest Quarter (SW1/4) of said Section 36; thence north 00°42’59” west a distance of 169.25 feet, on an assumed bearing, on the west line of said Quarter Section; thence north 88°00’11” east a distance of 1444.81 feet; thence north 44°28’58” west a distance of 569.04 feet; thence north 16°52’57” west a distance of 506.24 feet; thence north 89°34’22” east a distance of 1744.78 feet, to a point on the east line of the North Half (N1/2) of the Southwest Quarter (SW1/4); thence south 00°38’57” east a distance of 1100.07 feet, on the east line of said North Half (N1/2) of the Southwest Quarter (SW1/4), to the southeast corner thereof; thence south 89°30’12” west a distance of 2653.37 feet on the south line of said North Half (N1/2) of the Southwest Quarter (SW1/4), to the point of beginning;

subject to highway easement on the westerly most side thereof;

Tax Parcel ID No. 020360030 (PT NW1/4 & PT SW1/4)

Lease 106 - TRACT: FRC106

Parcel 1:

The North Half (N1/2) of the Southwest Quarter (SW1/4) in Section 18, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 060180020 (N1/2 SW1/4)

Parcel 2:

All that part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) Section 18, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows:

Beginning at the southeast corner of the Northeast Quarter (NE1/4) of said Section 18; thence North 00 degrees 59 minutes 19 seconds West a distance of 331.29 feet, on an assumed bearing on the east line of said Northeast Quarter, to the point of beginning of the tract to be described;

thence North 00 degrees 59 minutes 19 seconds West a distance of 310.08 feet, on the east line of said Northeast Quarter (NE1/4); thence North 88 degrees 54 minutes 07 seconds West a distance of 582.45 feet; thence South 01 degrees 07 minutes 44 seconds West a distance of 99.63 feet; thence South 86 degrees 06 minutes 45 seconds West a distance of 76.93 feet; thence South 00 degrees 48 minutes 07 seconds West a distance of 179.68 feet; thence South 86 degrees 51 minutes 35 seconds East a distance of 669.92 feet, to the point of beginning; subject to highway easement on the east side thereof.

Tax Parcel ID No. 060180040 (pt NE1/4)

Parcel 3:

The South 106.67 acres of the Northeast Quarter (NE1/4) of Section 18, Township 102 North, Range 19 West of the 5th P.M.

LESS AND EXCEPTING THE FOLLOWING:

All that part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) Section 18, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Beginning at the southeast corner of the Northeast Quarter (NE1/4) of said Section 18; thence North 00 degrees 59 minutes 19 seconds West a distance of 331.29 feet, on an assumed bearing on the east line of said Northeast Quarter (NE1/4), to the point of beginning of the tract to be described; thence North 00 degrees 59 minutes 19 seconds West a distance of 310.08 feet, on the east line of said Northeast Quarter (NE1/4); thence North 88 degrees 54 minutes 07 seconds West a distance of 582.45 feet; thence South 01 degrees 07 minutes 44 seconds West a distance of 99.63 feet; thence South 86 degrees 06 minutes 45 seconds West a distance of 76.93 feet;

thence South 00 degrees 48 minutes 07 seconds West a distance of 179.68 feet; thence South 86 degrees 51 minutes 35 seconds East a distance of 669.92 feet, to the point of beginning; subject to highway easement on the east side thereof.

Tax Parcel ID No. 060180041 (pt NE1/4)

Lease 107 - TRACT: FRC107

Parcel 1:

The Northeast Quarter of the Southeast Quarter of Section 18, Township 102 North, Range 19 West, in Freeborn County, Minnesota.

Tax Parcel ID No. 060180050 (NE1/4 SE1/4)

Lease 108 - TRACT: FRC108

Parcel 1:

The NW1/4 NE1/4 of Section 17, Township 102 North, Range 19 West of the 5th P.M., subject to road easements and lying and being in the County of Freeborn, State of Minnesota.

Tax Parcel ID No. 060170020

Lease 109 - TRACT: FRC109

Parcel 1:

The Northwest Quarter (NW1/4) of Section Sixteen (16), Township 102 North, Range 19 West of the 5th P.M.

Tax Parcel ID No. 060160010

Parcel 2:

The NE1/4 of the NE1/4 and the S1/2 of the NE1/4 of Section 17, Township 102 North, Range 19 West of the 5th P.M.

LESS AND EXCEPTING THEREFROM:

Beginning at the Northwest corner of the NE1/4 of the NE1/4 of said Section 17, Township 102 North, Range 19 West of the 5th P.M. thence 22 rods East; thence 36 and 35/100s rods South; thence 22 rods West; thence 36 and 35/100s rods North to the place of beginning, and lying and being in the County of Freeborn, State of Minnesota. AND LESS: The West 782.0 feet of the SW1/4 of the NE1/4 of Section 17, Township 102 North, Range 19 West of the 5th P.M.

Tax Parcel ID No. 060170010

Lease 111 - TRACT: FRC111

The Northeast Quarter (NE1/4) of Section 20, Township 102 North, Range 19 West of the 5th P.M. less and excepting:

All that part of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE 1/4) Section 20-T102N-R19W, Freeborn County, Minnesota; described as follows: Commencing at the northwest corner of the NE 1/4 of said Section 20; thence North 89 degrees 20 minutes 23 seconds East a distance of 510.40 feet, on an assumed bearing on the north line of said Northeast Quarter (NE 1/4), to the point of beginning; thence South 00 degrees 49 minutes 42 seconds West a distance of 386.18 feet; thence South 88 degrees 25 minutes 54 seconds East a distance of 487.86 feet; thence North 02 degrees 55 minutes 24 seconds East a distance of 405.82 feet, to a point on the north line of said Northeast Quarter (NE 1/4); thence South 89 degrees 20 minutes 23 seconds West a distance of 502.82 feet, on the north line of said Northeast Quarter (NE 1/4), to the point of beginning;

Subject to highway easement on the north side thereof.

Tax Parcel ID No. 060200051

Lease 112 - TRACT: FRC112

The Southwest Quarter (SW1/4) of Section 16, Township 102 North, Range 19 West of the 5th P.M.,

Tax Parcel ID No. 060160060

Lease 113 - TRACT: FRC113

Parcel 1:

The Southwest Quarter (SW1/4) and the South Thirty (30) acres of the Northwest Quarter (NW1/4) of Section Thirty-two (32), Township One Hundred One (101) North, of Range Nineteen (19) West of the 5th P.M. and lying and being in the County of Freeborn and State of Minnesota.

Tax Parcel ID No. 010320020

Lease 116 - TRACT: FRC116

Parcel 1:

Southwest Quarter (SW1/4) of Section Twenty-one (21), Township One Hundred One (101) North, Range Nineteen (19) West of the Fifth P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 010210060

Lease 120 - TRACT: FRC120

Parcel 1:

The Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) and the West Half (W1/2) of the Northeast Quarter (NE1/4), Section 8, Township 102 North, Range 19 West of the 5th P.M. Freeborn County, Minnesota.

Tax Parcel ID No. 060080010 (SE1/4 NE1/4 & W1/2 NE1/4)

Parcel 2:

The East Half (E1/2) of the Northwest Quarter (NW1/4) and the Northeast Quarter (NE1/4), Section 21, Township 102 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 060210030 (E1/2 NW1/4 & NE1/4)

Parcel 3:

The West Half (W1/2) of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4), Section 22, Township 102 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 060220070 (W1/2 NW1/4 NW1/4)

Lease 122 - TRACT: FRC122

Parcel 1:

The East Half (E1/2) of the Northwest Quarter (NW1/4) of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 060090010 (E1/2 NW1/4)

Parcel 2:

West Half (W1/2) of the Northwest Quarter (NW1/4) of Section 9, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 060090030 (W1/2 NW1/4)

Parcel 3:

All that part of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4), Section 8, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the southeast corner of the Southeast Quarter (SE1/4) of said Section 8; thence South 89 degrees 18 minutes 55 seconds West a distance of 261.39 feet, on an assumed bearing on the south line of said Southeast Quarter (SE1/4), to the point of beginning; thence South 89 degrees 18 minutes 55 seconds West a distance of 514.81 feet, on the south line of said Southeast Quarter (SE1/4); thence North 00 degrees 26 minutes 45 seconds West a distance of 475.41 feet, parallel with the east line of said Southeast Quarter (SE1/4); thence North 89 degrees 18 minutes 55 seconds East a distance of 514.81 feet, parallel with the south line of said Southeast Quarter (SE1/4); thence South 00 degrees 26 minutes 45 seconds East a distance of 475.41 feet, parallel with the east line of said Southeast Quarter (SE1/4), to the point of beginning;

Subject to highway easement on the south side thereof.

Tax Parcel ID No. 060080061 (pt SE1/4 SE1/4)

Lease 123 - TRACT: FRC123

Parcel 1:

The Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4), Section 8, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 060080011 (NE1/4 NE1/4)

Lease 124 - TRACT: FRC124

Parcel 1:

The West Half (W1/2) of the Northwest Quarter (NW1/4), Section 21, Township 102 North, Range 19 West of the 5th P.M.

Tax Parcel ID No. 060210031 (W1/2 NW1/4)

Lease 125 - TRACT: FRC125

Parcel 1:

The Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) and the East Half (E1/2) of the Southeast (SE1/4) Quarter all in Section 8, Township 102 North, Range 19 West of the 5th P.M;

LESS AND EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PROPERTY:

Commencing at the Southeast corner of the Southeast Quarter (SE1/4) of Section 8, Township 102 North, Range 19 West; Thence West 660 feet on the South line of said quarter section thence North 330 feet at a right angle, to the point of beginning; Thence North 70 feet on an extension of the last described line; Thence west 70 feet at a right angle; Thence South 70 feet at a right angle; Thence East 70 feet at a right angle to the point of beginning.

ALSO EXCEPTING THEREFROM:

All that part of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) Section 8, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the Southeast corner of’ the Southeast Quarter (SE1/4) of said Section 8; thence South 89 degrees 18 minutes 55 seconds West a distance of 261.39 feet, on an assumed bearing on the south line of said Southeast Quarter (SE1/4), to the point of beginning; thence South 89 degrees 18 minutes 55 seconds West a distance of 514.81 feet, on the south line of said Southeast Quarter (SE1/4); thence North 00 degrees 26 minutes 45 seconds West a distance of 475.41 feet, parallel with the east line-of said Southeast Quarter (SE1/4); thence North 89 degrees 18 minutes 55 seconds East a distance of 514.81 feet, parallel with the south line of said Southeast Quarter (SE1/4); thence South 00 degrees 26 minutes 45 seconds East a distance of 475.41 feet, parallel with the east line of said Southeast Quarter (SE1/4), to the point of beginning;

Subject to highway easement on the south side thereof.

Tax Parcel ID No. 060080060 (SW1/4 SE1/4 & E1/2 SE1/4)

Lease 129 - TRACT: FRC129

Parcel 1:

The Northeast Quarter of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota, except the following three parcels:

Exception Parcel 1:

Commencing at the Northeast corner of the Northeast Quarter of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota; thence West along the North line of said quarter section a distance of 66 2/3 rods; thence South on a line parallel with the East line of said quarter section to the South line of said quarter section, a distance of 160 rods, more or less; thence East along the South line of said quarter section a distance of 66 2/3 rods to the East line of said quarter section; thence North along the East line of said quarter section to the place of beginning, a distance of 160 rods, more or less.

Exception Parcel 2:

Commencing 48 rods East of the Northwest corner of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota; thence South 24 rods; thence East 20 rods; thence North 24 rods; thence West 20 rods to the place of beginning.

Exception Parcel 3:

All the part of the Northeast Quarter (NE1/4) of Section 9, Township 102 North, Range 19 West, Freeborn County, Minnesota, described as follows: Commencing at the northwest corner of said Northeast Quarter (NE1/4); Thence South 89 degrees 42 minutes 35 seconds East a distance of 792.00 feet, on an assumed bearing on the north line of said NE1/4; Thence South 00 degrees 17 minutes 25 seconds West a distance of 396.00 feet; Thence South 89 degrees 42 minutes 35 seconds East a distance of 32.88 feet, parallel with the north line of said Northeast Quarter (NE1/4), to the point of beginning; Thence South 89 degrees 42 minutes 35 seconds East a distance of 297.12 feet, parallel with the north line of said Northeast Quarter (NE1/4); Thence North 00 degrees 17 minutes 25 seconds East a distance of 396.00 feet, to a point on the north line of said Northeast Quarter (NE1/4); Thence South 89 degrees 42 minutes 35 seconds East a distance of 416.08 feet, on the north line of said Northeast Quarter (NE1/4); Thence South 00 degrees 26 minutes 49 seconds East a distance of 1548.75 feet, parallel with the east line of said Northeast Quarter (NE1/4); Thence North 89 degrees 02 minutes 35 seconds West a distance of 373.52 feet; Thence Northwesterly a distance of 23.57 feet, on a tangential curve concave to the northeast with a radius of 15.00 feet and a central angle of 90 degrees 01 minutes 11 seconds; Thence North 00 degrees 58 minutes 37 seconds East a distance of 741.04 feet; Thence Northwesterly a distance of 96.76 feet, on a tangential curve concave to the southwest with a radius of 60.00 feet and a central angle of 92 degrees 24 minutes 04 seconds; Thence South 88 degrees 34 minutes 33 seconds West a distance of 201.38 feet; Thence Northwesterly a distance of 30.44 feet on a tangential curve concave to the northeast with a radius of 20.00 feet and a central angle of 87 degrees 13 minutes 05 seconds; Thence North 04 degrees 12 minutes 22 seconds West a distance of 143.88 feet; thence Northerly a distance of 95.98 feet, on a tangential curve concave to the west with a radius of 275.00 feet and a central angle of 19 degrees 59 minutes 53 seconds; Thence North 24 degrees 12 minutes 15 seconds West a distance of 57.23 feet; Thence Northerly a distance of 33.02 feet on a tangential curve concave to the east with a radius of 200.00 feet, a central angle of 09 degrees 27 minutes 39 seconds, to the point of beginning;

Subject to highway easement on the north side thereof.

Tax Parcel ID No. 060090020

Lease 131 - TRACT: FRC131

Parcel 1:

That part of the North Half (N1/2) of the Northwest Quarter (NW1/4) lying South of the railroad right-of-way of Section 22, Township 101 North, Range 19 West of the 5th P.M, Freeborn County, Minnesota.

Tax Parcel ID No. 010220061

Parcel 2:

The Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) lying South of the railroad right-of-way of Section 22, Township 101 North, Range 19 West of the 5th P.M, Freeborn County, Minnesota.

Tax Parcel ID No. 010220062

Parcel 3:

The East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 22, Township 101 North, Range 19 West of the 5th P.M, Freeborn County, Minnesota.

Tax Parcel ID No. 010220060

Lease 137 - TRACT: FRC137

Parcel 1

All that part of the Southwest Quarter (SW1/4) Section 23, Township 101 North, Range 19 West, Freeborn County, Minnesota, described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 89 degrees 26 minutes 43 seconds East, a distance of 650.65 feet on an assumed bearing on the South line of said Southwest Quarter, to the point of beginning; thence North 00 degrees 22 minutes 35 seconds West, a distance of 411.90 feet; thence South 89 degrees 01 minutes 59 seconds East, a distance of 137.67 feet; thence North 53 degrees 17 minutes 41 seconds East, a distance of 91.07 feet; thence North 88 degrees 23 minutes 06 seconds East, a distance of 447.30 feet; thence South 01 degrees 11 minutes 27 seconds East, a distance of 470.27 feet to the South line of said Southwest Quarter; thence South 89 degrees 26 minutes 43 seconds West, a distance of 664.88 feet on the South line of said Southwest Quarter, to the point of beginning; subject to highway easement on the South side thereof.

Tax parcel ID No. 010230010 (SW1/4)

Parcel 2

The Southwest (SW1/4) Quarter of Section 23, Township 101 North, Range 19 West, except the right of way of the ICRR.

Less and Except

All that part of the Southwest Quarter (SW1/4) Section 23, Township 101 North, Range 19 West, Freeborn County, Minnesota, described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 89 degrees 26 minutes 43 seconds East, a distance of 650.65 feet on an assumed bearing on the South line of said Southwest Quarter, to the point of beginning; thence North 00 degrees 22 minutes 35 seconds West, a distance of 411.90 feet; thence South 89 degrees 01 minutes 59 seconds East, a distance of 137.67 feet; thence North 53 degrees 17 minutes 41 seconds East, a distance of 91.07 feet; thence North 88 degrees 23 minutes 06 seconds East, a distance of 447.30 feet; thence South 01 degrees 11 minutes 27 seconds East, a distance of 470.27 feet to the South line of said Southwest Quarter; thence South 89 degrees 26 minutes 43 seconds West, a distance of 664.88 feet on the South line of said Southwest Quarter, to the point of beginning; subject to highway easement on the South side thereof.

Tax parcel ID No. 010230011 (SW1/4)

Lease 138 - TRACT: FRC138

Parcel 1

The West Half (W1/2) of the Northwest Quarter (NW1/4) and the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) all in Section 24, Township 101, Range 19 West, Freeborn County, Minnesota

Tax Parcel ID No. 010240070 (W 1/2 NW 1/4 and SE 1/4 NW 1/4)

Lease 140 - TRACT: FRC140

Parcel 1:

The North half of the Northeast Quarter (N1/2 of NE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of Section Eleven (11), Township One Hundred and One (101) North, Range Nineteen (19) West of the 5th P.M., in Freeborn County, Minnesota, less and excepting therefrom the tract described as follows:

All that part of the Southeast Quarter of the Northeast Quarter of Section 11, Township 101 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota; described as follows: Commencing at the (Possible Correction: Southeast Quarter of the Northeast Quarter (SE1/4 of the NE1/4)) (Described as:) East Quarter (E1/4) corner of said Section 11; Thence North 00 degrees 49 minutes 26 seconds East a distance of 429.00 feet, on the east line of said Northeast Quarter (NE1/4); Thence South 89 degrees 55 minutes 19 seconds West a distance of 33.00 feet; Thence North 59 degrees 15 minutes 44 seconds West a distance of 577.26 feet; Thence South 00 degrees 00 minutes 00 seconds West a distance of 724.00 feet, to a point on the south line of the Northeast Quarter (NE1/4) of said Section 11; Thence South 90 degrees 00 minutes 00 seconds East a distance of 523.00 feet, on the south line of the Northeast Quarter (NE1/4) of said Section 11, to the point of beginning;

Subject to highway easement on the east and south sides thereof.

Tax Parcel ID No. 010110040

Parcel 2:

The East Half (E1/2) of the Southeast Quarter (SE1/4) of Section Eleven (11), Township One Hundred One (101) North, Range Nineteen (19) West of the 5th P.M, in Freeborn County, Minnesota, less and excepting therefrom the tract described as follows:

All that part of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 11, Township 101 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota, described as follows: Commencing at the southeast corner of the Southeast Quarter (SE1/4) of said Section 11; Thence West a distance of 524.00 feet, on the south line of said Southeast Quarter (SE1/4), to the point of beginning; Thence North a distance of 320.00 feet, at a right angle; Thence West a distance of 383.00 feet, at a right angle; Thence South a distance of 320.00 feet, at a right angle, to a point on the south line of said Southeast Quarter (SE1/4); Thence East a distance of 383.00 feet, at a right angle, on the south line of said Southeast Quarter (SE1/4), to the point of beginning;

Subject to highway easement on the south side thereof.

Tax Parcel ID No. 010110070

Parcel 3:

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section Fourteen (14), Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 010140010

Parcel 4:

The Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section 13, all in Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 010130010

Parcel 5:

All that part of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 13, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota, described as follows: Commencing at the Northwest corner of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 13, Township 101 North, Range 19 West; Thence East a distance of 251 feet; Thence South a distance of 520 feet; Thence West a distance of 251 feet; Thence North a distance of 520 feet on said section line to the place of beginning, Freeborn County, Minnesota.

Tax Parcel ID No. 010130030

Parcel 6:

The Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 13, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota, except the following tract: Commencing at the Northwest corner of the Northwest Quarter (1/4) of the Northwest Quarter (1/4) of Section 13, Township 101 North, Range 19 West, Freeborn County, Minnesota;

Thence East along the North line of said Section for a distance of 251.00 feet; Thence South parallel to the West line of said Section for a distance of 520.00 feet; Thence West parallel to the North line of said Section for a distance of 251.00 feet to the West line of said Section; Thence North along the West line of said Section a distance of 520.00 feet to the place of beginning.

Tax Parcel ID No. 010130050

Lease 147 - TRACT: FRC147

Parcel 1

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section 22, Township 101 North, Range 19 West, but except railroad right of way and utility easements of record.

Tax Parcel ID No. 010220030 (N1/2 SE1/4)

Lease 148 - TRACT: FRC148

Parcel 1:

The South Half of the Southeast Quarter (S 1/2 SE 1/4) of Section 22, Township 101 North, Range 19 West

Except, The South 931.00 feet of the East 467.88 feet of the Southeast Quarter (SE 1/4) Section 22-T101N-R19W, Freeborn County, Minnesota.

Tax Parcel ID No. 010220040 (pt S1/2 SE 1/4)

Lease 150 - TRACT: FRC150

Parcel 1:

Beginning at the Northeast corner of the Southeast Quarter of Section 14, Township 101 North, Range 19 West, Freeborn County, Minnesota, thence continuing South along the Easterly boundary of said Southeast Quarter (SE1/4) a distance of 595 feet; thence West parallel with the northerly boundary of said Southeast Quarter a distance of 2640 feet, more or less, to the Westerly boundary of the Southeast Quarter (Se1/4) of Section Fourteen (14), 595 feet to the Northwest corner of the Southeast Quarter of Section 14; thence Easterly along the Northerly boundary of said Southeast Quarter a distance of 2640 feet to the point of beginning.

Tax Parcel ID No. 010140042 (36.06 AC COM AT NE COR SE1/4 TH S 595 FT TH W 2640 FT TH N 595 FT TH E 2640 FT TO POB)

Lease 151 - TRACT: FRC151

Parcel 1:

The Southwest Quarter (SW 1/4) of Section 13, Township 101 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 010130070 (SW1/4)

Parcel 2:

The Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section 24, Township 101 North, Range 19 West, Freeborn County, Minnesota. (NE1/4 NW1/4)

Tax Parcel ID No. 010240060 (NE1/4 NW1/4)

Lease 153 - TRACT: FRC153

Parcel 1:

The Southeast Quarter (SE1/4) of Section 14, Township 101 North, Range 19 West, Freeborn County, Minnesota, excepting therefrom the following described parcel, to-wit: Commencing at the Northeast corner of the Southeast Quarter (SE1/4) of said Section 14; thence South a distance of 840.00 feet on the East line of said Southeast Quarter (SE1/4) to the point of beginning; thence South a distance of 490.00 feet on the East line of said Southeast Quarter (SE1/4); thence West a distance of 460.00 feet at a right angle; thence North a distance of 490.00 feet at a right angle; thence East a distance of 460 00 feet at a right angle to the point of beginning; subject to highway easement on the East side thereof.

Reserving however unto Grantors their heirs, successors and assigns, the right and easement to connect and maintain a drain tile from the home located on the above-described excepted tact to the tile line existing on the premises being conveyed hereby.

Excepting therefrom the following described parcel, to-wit:

Beginning at the Northeast corner of the Southeast Quarter (SE1/4) of Section 14, Township 101 North, Range 19 West, Freeborn County, Minnesota, thence continuing South along the Easterly boundary of said Southeast Quarter (SE1/4) a distance of 595 feet; thence West parallel with the Northerly boundary of said Southeast Quarter (SE1/4) a distance of 2640 feet, more or less, to the Westerly boundary of the Southeast Quarter (SE1/4) of Section 14; thence North along the Westerly boundary of the Southeast Quarter (SE1/4) of Section 14, 595 feet to the Northwest corner of the Southeast Quarter (SE1/4) of said Section 14; thence Easterly along the Northerly boundary of said Southeast Quarter (SE1/4) a distance of 2640 feet to the point of beginning.

Tax Parcel ID No. 010140041 (SE1/4)

Lease 154 - TRACT: FRC154

Parcel 1:

The Northeast Quarter (NE1/4) of Section 23, Township 101 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 010230030 (NE1/4)

Lease 162 - TRACT: FRC162

Parcel 1

All that part of the following described property lying in Section 7, Township 101, Range 20 West, Freeborn County, Minnesota

All that part of the SE1/4 SE1/4 (SE1/4 SE1/4) Section 7-T101N-R2OW, the S1/2 SW1/4 (S1/2 SW1/4) Section 8-T101N-R2OW and the N1/2 NW1/4 (N1/2 NW1/2) Section 17-T101N-R2OW, Freeborn County, Minnesota; described as follows: Commencing at the northwest corner of the SW1/4 SW1/4 of Section 8; thence North 85 Degrees 53 Minutes 58 Seconds East a distance of 1310.32 feet, on an assumed bearing on the north line of the SW1/4 SW1/4 of said Section 8, to the northeast corner of said SW1/4 SW1/4; thence South 00 Degrees 21 Minutes 46 Second East a distance of 1000.08 feet, on the east line of the SW1/4 SW1/4 of said Section 8, to the northwest corner of the South 10 Acres of the SE1/4 SW1/4 of Section 8; thence North 86 Degrees 14 Minutes 01 Second East a distance of 1308.83 feet, on the north line of said South 10 Acres of the SE1/4 SW1/4 of said Section 8, to the northeast corner of said South 10 Acres; thence South 00 Degrees 15 Minutes 43 Seconds East a distance of 333.18 feet, on the east line of the SE1/4 SW1/4 of said Section 8, to the southeast corner thereof; thence South 00 Degrees 01 Minutes 12 Seconds East a distance of 622 feet more or less, on the east line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of Shell Rock River; thence Southwesterly a distance of 850 feet more or less, on the centerline of said Shell Rock River, to a point on the south line of the N1/2 NW1/4 of said Section 17; thence South 86 Degrees 12 Minutes 18 Seconds West a distance of 677 feet more or less, on the south line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of said Shell Rock River; thence Northwesterly a distance of 782 feet more or less, on the centerline of said Shell Rock River, to a point on the easterly right-of-way line of U.S. Highway No. 65; thence North 36 Degrees 36 Minutes 45 Seconds West a distance of 749 feet more or less, on the easterly right-of-way line of said U.S. Highway No. 65, to a point of curvature in said east right-of-way; thence Northwesterly a distance of 693.22 feet, on the east right-of-way line of said U.S. Highway No. 65 on a tangential curve concave to the southwest with a radius of 11413.56 feet and a central angle of 03 Degrees 28 Minutes 48 Seconds; thence North 40 Degrees 05 Minutes 33 seconds West a distance of 1062.25 feet, on the east right-of-way line of said U.S. Highway No. 65, on a tangential line to a point 213.00 feet southeasterly, measured on the east right-of-way line of said U.S. Highway No. 65 from the point of intersection of the east right-of-way line of said U.S. Highway No. 65 and the north line of the SE1/4 SE1/4 of said Section 7; thence North 49 Degrees 35 Minutes 42 Seconds East a distance of 262 32 feet, to a point on the north line of the SE1/4 SE1/4 of said Section 7, which is 337.00 feet east of the point of intersection of the north line of said SE1/4 SE1/4, and the east right-of-way line of U.S. Highway No. 65; thence North 88 Degrees 47 Minutes 45 Seconds East a distance of 422.10 feet, on the north line of the SE1/4 SE1/4 of said Section 7, to the point of beginning.

Less and Except

All that part of the Southeast Quarter of Section 7 and the Southwest Quarter of Section 8, Township 101 North, Range 20 West, Freeborn County, Minnesota described as: Commencing at the Southeast corner of said Section 7; thence North 00 degrees 28 minutes 04 seconds West, based on Freeborn County Coordinate System NAD83, 1996 Adjustment, on the east line of the Southeast Quarter of said Section 7 , a distance of 1170.36 feet; thence South 89 degrees 31 minutes 56 seconds West, a distance of 33.32 feet to the point of beginning; thence South 40 degrees 05 minutes 33 seconds East, a distance of 466.69 feet; thence South 49 degrees 54 minutes 27 seconds West, a distance of 466.69 feet to the northerly right of way of U.S. Highway No. 65; thence North 40 degrees 05 minutes 33 seconds West along said Northerly right of way, a distance of 466.69 feet to a point on a line that bears South 49 degrees 54 minutes 27 seconds West from the point of beginning; thence North 49 degrees 54 minutes 27 seconds East on said line, a distance of 466.69 feet to the point of beginning.

LESS THAT PART IN SECTION 17, TOWNSHIP 101 NORTH, RANGE 20 WEST

Tax Parcel ID: 020070041 (SE1/4 SE1/4)

Parcel 2

All that part of the following described property lying in Section 8, Township 101, Range 20 West, Freeborn County, Minnesota

All that part of the SE1/4 SE1/4 (SE1/4 SE1/4) Section 7-T101N-R2OW, the S1/2 SW1/4 (S1/2 SW1/4) Section 8-T101N-R2OW and the N1/2 NW1/4 (N1/2 NW1/4) Section 17-T101N-R2OW, Freeborn County, Minnesota; described as follows: Commencing at the northwest corner of the SW1/4 SW1/4 of Section 8; thence North 85 Degrees 53 Minutes 58 Seconds East a distance of 1310.32 feet, on an assumed bearing on the north line of the SW1/4 SW1/4 of said Section 8, to the northeast corner of said SW1/4 SW1/4; thence South 00 Degrees 21 Minutes 46 Second East a distance of 1000.08 feet, on the east line of the SW1/4 SW1/4 of said Section 8, to the northwest corner of the South 10 Acres of the SE1/4 SW1/4 of Section 8; thence North 86 Degrees 14 Minutes 01 Second East a distance of 1308.83 feet, on the north line of said South 10 Acres of the SE1/4 SW1/4 of said Section 8, to the northeast corner of said South 10 Acres; thence South 00 Degrees 15 Minutes 43 Seconds East a distance of 333.18 feet, on the east line of the SE1/4 SW1/4 of said Section 8, to the southeast corner thereof; thence South 00 Degrees 01 Minutes 12 Seconds East a distance of 622 feet more or less, on the east line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of Shell Rock River; thence Southwesterly a distance of 850 feet more or less, on the centerline of said Shell Rock River, to a point on the south line of the N1/2 NW1/4 of said Section 17; thence South 86 Degrees 12 Minutes 18 Seconds West a distance of 677 feet more or less, on the south line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of said Shell Rock River; thence Northwesterly a distance of 782 feet more or less, on the centerline of said Shell Rock River, to a point on the easterly right-of-way line of U.S. Highway No. 65; thence North 36 Degrees 36 Minutes 45 Seconds West a distance of 749 feet more or less, on the easterly right-of-way line of said U.S. Highway No. 65, to a point of curvature in said east right-of-way; thence Northwesterly a distance of 693.22 feet, on the east right-of-way line of said U.S. Highway No. 65 on a tangential curve concave to the southwest with a radius of 11413.56 feet and a central angle of 03 Degrees 28 Minutes 48 Seconds; thence North 40 Degrees 05 Minutes 33 seconds West a distance of 1062.25 feet, on the east right-of-way line of said U.S. Highway No. 65, on a tangential line to a point 213.00 feet southeasterly, measured on the east right-of-way line of said U.S. Highway No. 65 from the point of intersection of the east right-of-way line of said U.S. Highway No. 65 and the north line of the SE1/4 SE1/4 of said Section 7; thence North 49 Degrees 35 Minutes 42 Seconds East a distance of 262 32 feet, to a point on the north line of the SE1/4 SE1/4 of said Section 7, which is 337.00 feet east of the point of intersection of the north line of said SE1/4 SE1/4, and the east right-of-way line of U.S. Highway No. 65; thence North 88 Degrees 47 Minutes 45 Seconds East a distance of 422.10 feet, on the north line of the SE1/4 SE1/4 of said Section 7, to the point of beginning.

Less and Except

All that part of the Southeast Quarter of Section 7 and the Southwest Quarter of Section 8, Township 101 North, Range 20 West, Freeborn County, Minnesota described as:

Commencing at the Southeast corner of said Section 7; thence North 00 degrees 28 minutes 04 seconds West, based on Freeborn County Coordinate System NAD83, 1996 Adjustment, on the east line of the Southeast Quarter of said Section 7 , a distance of 1170.36 feet; thence South 89 degrees 31 minutes 56 seconds West, a distance of 33.32 feet to the point of beginning; thence South 40 degrees 05 minutes 33 seconds East, a distance of 466.69 feet; thence South 49 degrees 54 minutes 27 seconds West, a distance of 466.69 feet to the northerly right of way of U.S. Highway No. 65; thence North 40 degrees 05 minutes 33 seconds West along said Northerly right of way, a distance of 466.69 feet to a point on a line that bears South 49 degrees 54 minutes 27 seconds West from the point of beginning; thence North 49 degrees 54 minutes 27 seconds East on said line, a distance of 466.69 feet to the point of beginning.

LESS THAT PART IN SECTION 17, TOWNSHIP 101 NORTH, RANGE 20 WEST

Parcel ID: 020080070 (S1/2 SW1/4)

Parcel 3

All that part of the following described property lying in Section 17, Township 101, Range 20 West, Freeborn County, Minnesota

All that part of the SE1/4 SE1/4 (SE1/4 SE1/4) Section 7-T101N-R2OW, the S1/2 SW1/4 (S1/2 SW1/4) Section 8-T101N-R2OW and the N1/2 NW1/4 (N1/2 NW1/4) Section 17-T101N-R2OW, Freeborn County, Minnesota; described as follows: Commencing at the northwest corner of the SW1/4 SW1/4 of Section 8; thence North 85 Degrees 53 Minutes 58 Seconds East a distance of 1310.32 feet, on an assumed bearing on the north line of the SW1/4 SW1/4 of said Section 8, to the northeast corner of said SW1/4 SW1/4; thence South 00 Degrees 21 Minutes 46 Second East a distance of 1000.08 feet, on the east line of the SW1/4 SW1/4 of said Section 8, to the northwest corner of the South 10 Acres of the SE1/4 SW1/4 of Section 8; thence North 86 Degrees 14 Minutes 01 Second East a distance of 1308.83 feet, on the north line of said South 10 Acres of the SE1/4 SW1/4 of said Section 8, to the northeast corner of said South 10 Acres; thence South 00 Degrees 15 Minutes 43 Seconds East a distance of 333.18 feet, on the east line of the SE1/4 SW1/4 of said Section 8, to the southeast corner thereof; thence South 00 Degrees 01 Minutes 12 Seconds East a distance of 622 feet more or less, on the east line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of Shell Rock River; thence Southwesterly a distance of 850 feet more or less, on the centerline of said Shell Rock River, to a point on the south line of the N1/2 NW1/4 of said Section 17; thence South 86 Degrees 12 Minutes 18 Seconds West a distance of 677 feet more or less, on the south line of the N1/2 NW1/4 of said Section 17, to a point on the centerline of said Shell Rock River; thence Northwesterly a distance of 782 feet more or less, on the centerline of said Shell Rock River, to a point on the easterly right-of-way line of U.S. Highway No. 65; thence North 36 Degrees 36 Minutes 45 Seconds

West a distance of 749 feet more or less, on the easterly right-of-way line of said U.S. Highway No. 65, to a point of curvature in said east right-of-way; thence Northwesterly a distance of 693.22 feet, on the east right-of-way line of said U.S. Highway No. 65 on a tangential curve concave to the southwest with a radius of 11413.56 feet and a central angle of 03 Degrees 28 Minutes 48 Seconds; thence North 40 Degrees 05 Minutes 33 seconds West a distance of 1062.25 feet, on the east right-of-way line of said U.S. Highway No. 65, on a tangential line to a point 213.00 feet southeasterly, measured on the east right-of-way line of said U.S. Highway No. 65 from the point of intersection of the east right-of-way line of said U.S. Highway No. 65 and the north line of the SE1/4 SE1/4 of said Section 7; thence North 49 Degrees 35 Minutes 42 Seconds East a distance of 262 32 feet, to a point on the north line of the SE1/4 SE1/4 of said Section 7, which is 337.00 feet east of the point of intersection of the north line of said SE1/4 SE1/4, and the east right-of-way line of U.S. Highway No. 65; thence North 88 Degrees 47 Minutes 45 Seconds East a distance of 422.10 feet, on the north line of the SE1/4 SE1/4 of said Section 7, to the point of beginning.

Tax Parcel ID: 020170012 (N1/2 NW1/4)

Lease 164 - TRACT: FRC164

Parcel 1:

The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 31, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No.: 010310040 (SE1/4 SE1/4)

Parcel 2:

Tract 1:

The West Half (W1/2) of the Southeast Quarter (SE1/4) of Section 31, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tract 2:

The Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4) of Section 31, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No.: 010310070 (W1/2 SE1/4 & NE1/4 SW1/4)

Lease 165 - TRACT: FRC165

PARCEL 1:

The West Half (W1/2) of the Northeast Quarter (NE1/4) of Section 36, Township 101 North, Range 20 West of the 5th Principal Meridian, Freeborn County, Minnesota.

Tax Parcel ID No. 020360020 (W1/2 NE1/4)

Lease 178 - TRACT: FRC178

Parcel 1:

The West Half (W1/2) of the Southwest Quarter (SW1/4) of Section 35, Township 101 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 010350031

Lease 187 - TRACT: FRC187

Parcel 1

Commencing one rod north of the southeast corner of the Northeast Quarter (NE1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota, thence running north 60 rods, thence west 160 rods, thence south 60 rods, thence east 160 rods to the place of beginning; and

All that part of the South Half (S1/2) of the Northwest Quarter (NW1/4) of said Section 17, Township 101 North, Range 20 West of the 5th P.M. in Freeborn County, Minnesota, lying east of the railroad right-of-way, except a strip of land one rod in width which commences at a private road crossing over the railroad on the west side of said last described tract of land, running thence southeast along the east side of said railroad right of way to the south line of said South Half (S1/2) of Northwest Quarter (NW1/4), running thence east along the south line of the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of said Section 17 to the intersection of the east line of said Northwest Quarter; and The Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota; and also Commencing at the Northeast corner of said Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of said Section 17, Township 101 North, Range 20 West of the 5th P.M., and running thence east 16 rods, thence south 99 rods, thence west 96 rods, thence north 19 rods, thence east 80 rods, thence north 80 rods to the place of beginning, all in Section 17, Township 101 North, Range 20 West of the 5th P.M.

and A strip of land 1 rod in width located on the South edge of the Northeast Quarter (NE1/4) of Section 17, Township 101, Range 20 West of the 5th P.M., in Freeborn County, Minnesota, further described as follows:

The South Rod of the Northeast Quarter (NE1/4) of Section 17, Township 101, Range 20 from East side of said Northeast Quarter, Section 17, Township 101, Range 20 to Highway #65 or eastern boundary of Northwest Quarter (NW1/4), whichever is most easterly.

less and excepting the following described tract

All that part of the Northeast Quarter of Section 17, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota; described as follows: Commencing at the northeast corner of the Northeast Quarter of said Section 17; thence South 84 degrees 29 minutes 35 seconds West a distance of 1056.00 feet, on an assumed bearing on the north line of said Northeast Quarter (NE1/4) to the point of beginning; Thence South 01 degrees 01 minutes 19 seconds East a distance of 527.60 feet, on a line parallel with the east line of said Northeast Quarter (NE1/4); Thence South 85 degrees 51 minutes 32 seconds West a distance of 712.95 feet; Thence North 05 degrees 19 minutes 02 seconds West a distance of 508.99 feet, to a point on the north line of said Northeast Quarter (NE1/4); Thence North 84 degrees 29 minutes 35 seconds East a distance of 752.32 feet, on the north line of said Northeast Quarter, to the point of beginning;

Subject to highway easement on the north side thereof.

Tax Parcel ID No. 020170020 (NE1/4; S1/2 NW1/4; NW1/4 NE1/4; NW1/4 NE1/4; NE1/4)

Lease 188 - TRACT: FRC188

Parcel 1:

The North Half (N1/2) of the Northwest Quarter (NW1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M. of Freeborn County, Minnesota.

Except, All that part of the Northwest Quarter (NW1/4) of Section 17, Township 101 North, Range 20 west of the 5th P.M. of Freeborn County, Minnesota. lying West of the Right-of-Way of the Chicago & Northwestern Transportation Company Railroad and except the Land North of the Shell Rock River;

AND

Also Except all that part of Section 17, Township 101 North, Range 20 West lying within the following described real estate: All that part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) Section 7-T101N-R20W, the South Half of the Southwest Quarter (S1/2 SW1/4) Section 8-T101N-R20W and the North Half of the Northwest Quarter (N1/2 NW1/4) Section 17-T101N-R20W, Freeborn County, Minnesota; described as follows: Commencing at the northwest corner of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section 8; thence North 85 degrees 53 minutes 58 seconds East a distance of 1310.32 feet, on an assumed bearing on the north line of the Southwest Quarter of the Southwest

Quarter (SW1/4 SW1/4) of said Section, to the northeast corner of said Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4); thence South 00 degrees 21 minutes 46 seconds East a distance of 1000.08 feet, on the east line of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of said Section 8, to the northwest corner of the South 10 Acres of the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of Section 8; thence North 86 degrees 14 minutes 01 seconds East a distance of 1308.83 feet, on the north line of said South 10 Acres of the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of said Section 8, to the northeast corner of said South 10 Acres; thence South 00 degrees 15 minutes 43 seconds East a distance of 333.18 feet, on the east line of the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of said Section 8, to the southeast corner thereof; thence South 00 degrees 01 minutes 12 seconds East a distance of 622 feet more or less, on the east line of the North Half of the Northwest Quarter (N1/2 NW1/4) of said Section 17, to a Point on the centerline of Shell Rock River; thence Southwesterly a distance of 850 feet more or less, on the centerline of said Shell Rock River, to a point on the south line of the North Half of the Northwest Quarter (N1/2 NW1/4) of said Section 17; thence South 86 degrees 12 minutes 18 seconds West a distance of 677 feet more or less, on the South line of the North Half of the Northwest Quarter (N1/2 NW1/4) of said Section 17, to a point on the centerline of said Shell Rock River; thence South 86 degrees 12 minutes 18 seconds West a distance of 677 feet more or less, on the South line of the North Half of the Northwest Quarter (N1/2 NW1/4) of said Section 17, to a point on the centerline of said Shell Rock River; thence Northwesterly a distance of 782 feet more or less, on the centerline of said Shell Rock River, to a point on the easterly right-of-way line of U.S. Highway No. 65; thence North 36 degrees 36 minutes 45 seconds West a distance of 749 feet more or less, on the Easterly right-of-way line of said U.S. Highway No. 65, to a point of curvature in said east right-of-way; thence Northwesterly a distance of 693.22 feet, on the east right-of-way line of said U.S. Highway No. 65 on a tangential curve concave to the southwest with a radius of 11413.56 feet and a central angle of 03 degrees 28 minutes 48 seconds; thence North 40 degrees 05 minutes 33 seconds West a distance of 1062.25 feet, on the east right-of-way line of said U.S. Highway No. 65, on a tangential line to a point 213.00 feet southeasterly, measured on the east right-of-way line of said U.S. Highway No. 65 from the point of intersection of the east right-of-way line of said U.S. Highway No. 65 and the north line of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of said Section 7; thence North 49 degrees 35 minutes 42 seconds East a distance of 262.32 feet, to a point on the north line of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of said Section 7, which is 337.00 feet east of the point of intersection of the north line of said Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4), and the east right of way line of U.S. Highway No. 65; thence North 88 degrees 47 minutes 45 seconds East a distance of 422.10 feet, on the north line of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of said Section 7, to the point of beginning.

Tax Parcel ID No. 020170010 (pt N1/2 NW1/4, 10.96Ac)

Lease 192 - TRACT: FRC192

Parcel 1:

All that part of the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 17, Township 101, Range 20, lying West of the Railroad right of way, containing 71 1/4 acres, more or less, less the 1.42 acres now used for highway purposes.

AND

The West Half (W1/2) of the Southwest Quarter (SW1/4) of Section 17, Township 101, Range 20, West of the Fifth Principal Meridian, less 10 acres on the North side of the river, and one acre school lot; deed to said school lot being recorded in Book “32” of Deeds, on page 128, in the office of the register of deeds in and for the County of Freeborn and State of Minnesota.

Tax Parcel ID No. 020170050 (E1/2 SW1/4 & W1/2 SW1/4)

Lease 193 - TRACT: FRC193

Parcel 1:

The West One-Half (W1/2) of the Southeast Quarter (SE1/4), Section 34, Township 101, Range 19 West of Fifth Principal Meridian, County of Freeborn, State of Minnesota.

Tax Parcel ID No. 010340030, (W1/2, SE1/4)

Parcel 2:

The East Half (E1/2) of the Southeast Quarter (SE1/4) of Section 34, Township 101 North, Range 19 west of the 5th P.M., Freeborn County, Minnesota.

Excepting Therefrom the Following:

Commencing at the southeast corner of the SE1/4 of said Section 34; thence North 90 Degrees 00 Minutes 00 Seconds West a distance of 522.33 feet, on an assumed bearing on the south line of said SE1/4, to the point of beginning; thence North 00 Degrees 00 Minutes 00 Seconds West a distance of 606.38 feet; thence North 90 Degrees 00 Minutes 00 Seconds West a distance of 574.69 feet; thence South 00 Degrees 00 Minutes 00 Seconds East a distance of 606.38 feet, to a point on the South line of said SE1/4; thence South 90 Degrees 00 Minutes 00 Seconds East a distance of 574.69 feet, on the South line of said SE1/4, to the point of beginning; subject to highway easement on the south side thereof.

Tax Parcel ID No. 010340041, (E1/2 SE1/4)

Lease 207 - TRACT: FRC207

Parcel 1:

Tract 1:

The East Half (E1/2) of the Northeast Quarter (NE1/4) of Section 29, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota, LESS AND EXCEPTING the following described property:

All that part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section 29, Township 101 North, Range 19 West, Freeborn County, Minnesota, described as follows:

Commencing at the Southeast corner of the Northeast Quarter (NE1/4) of said Section 29; thence North 00 degrees 35 minutes 18 seconds West a distance of 295.00 feet, on an assumed bearing on the east line of said Northeast Quarter (NE1/4), to the point of beginning; thence South 89 degrees 25 minutes 09 seconds West a distance of 750.47 feet; thence North 00 degrees 35 minutes 18 seconds West a distance of 348.26 feet; thence North 89 degrees 25 minutes 09 seconds East a distance of 750.47 feet, to a point on the east line of said Northeast Quarter (NE1/4); thence South 00 degrees 35 minutes 18 seconds East a distance of 348.26 feet, on the east line of said Northeast Quarter (NE1/4), to the point of beginning; subject to highway easement on the east side thereof.

Tract 2:

The Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) of Section 29, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tract 3:

The Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of Section 29, Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 010290011

Parcel 2:

Tract 1:

The Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section 14, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tract 2:

The West Half (W1/2) of the Southwest Quarter (SW1/4) of Section 14, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020140060

Parcel 3:

The Northeast Quarter (NE1/4) of Section 22, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota; LESS AND EXCEPTING the following described property:

All that part of the Northeast Quarter (NE1/4) of Section 22, Township 101 North, Range 20 West, in Freeborn County, Minnesota; described as follows: Commencing at the Southeast corner of the Northeast Quarter (NE1/4) of said Section 22; thence North 00 degrees 00 minutes 00 seconds West a distance of 957.17 feet, on an assumed bearing on the East line of said Northeast Quarter (NE1/4), to the point of beginning; thence North 87 degrees 32 minutes 52 seconds West a distance of 809.76 feet; thence North 00 degrees 00 minutes 00 seconds West a distance of 453.00 feet; thence South 87 degrees 32 minutes 52 seconds East a distance of 809.76 feet, to a point on the East line of said Northeast Quarter; thence South 00 degrees 00 minutes 00 seconds East a distance of 453.00 feet, on the East line of said Northeast Quarter (NE1/4), to the point of beginning; Subject to highway easement on the East side thereof.

Tax Parcel ID No. 020220020

Tax Parcel ID No. 020220021

Parcel 4:

The Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section 34, Township 101 North, range 20 West of the 5th P.M., LESS AND EXCEPTING the following described property:

All that part of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section 34, Township 101 North, Range 20 West, in Freeborn County, Minnesota; described as follows: Commencing at the Southwest corner of the Southeast Quarter (SE1/4) of said Section 34; thence North 89 degrees 25 minutes 21 seconds East a distance of 644.00 feet, on an assumed bearing on the South line of said Southeast Quarter (SE1/4) , to the point of beginning; thence North 01 degrees 08 minutes 39 seconds West a distance of 362.50 feet; thence South 88 degrees 06 minutes 00 seconds East a distance of 520.07 feet; thence South 00 degrees 34 minutes 39 seconds East a distance of 340.00 feet, to a point on the South line of said Southeast Quarter (SE1/4); thence South 89 degrees 25 minutes 21 seconds West a distance of 516.00 feet, on said south line of the Southeast Quarter (SE1/4), to the point of beginning; Subject to highway easement on the South side thereof.

Tax Parcel ID No. 020340081

Parcel 5:

The Northeast Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020350020

Parcel 6:

The East Half (E1/2) of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota

Tax Parcel ID No. 020350021

Lease 216 - TRACT: FRC216

Parcel 1:

The Northeast Quarter (NE1/4) and the North Half (N1/2) of the Southeast Quarter (SE1/4), all in Section 19, Township 101 North, Range 19 West, Freeborn County, Minnesota.

Tax Parcel ID No. 010190010 (NE1/4 & N1/2 SE1/4)

Lease 217 - TRACT: FRC217

Parcel 1:

The East Half of the Northeast Quarter (E1/2 NE1/4) and the Northeast Quarter of the Southeast Quarter ( NE 1/4 SE 1/4) all in Section Fifteen (15), Township One Hundred Two (102) North Range Twenty (20) West of the Fifth Principal Meridian, Freeborn County, Minnesota.

Tax Parcel ID No. 070150050 (E1/2 NE1/4 & NE1/4 SE1/4)

Lease 221 - TRACT: FRC221

Parcel 1:

Northwest Quarter (NW1/4) of Section 23, Township 101, North of Range 19, West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 010230020 (NW1/4)

Lease 232 - TRACT: FRC232

Parcel 1:

The West Half (W1/2) of the Southeast Quarter (SW1/4) of Section 36, Township 102, Range 20, Freeborn County, Minnesota.

Tax Parcel Id No. 070360080 (W1/2 SW1/4)

Parcel 2:

The East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 35, Township 102, Range 2 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel Id No. 070350030, (E1/2 SW1/4)

Lease 233 - TRACT: FRC233

Parcel 1:

The Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section 35, Township 102, Range 20, containing 40 acres of land more or less.

Tax Parcel ID No. 070350080, (SE1/4 NE1/4)

Lease 234 - TRACT: FRC234

Parcel 1

Tract A:

All that part of the W 1/2 (W1/2), Section 20, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the Southwest corner of the NW 1/4 (NW1/4) of said Section 20; thence South 89 degrees 34 minutes 23 seconds East a distance of 1632.24 feet, assuming the West line of said NW 1/4 has a bearing of North 00 degrees 00 minutes 00 seconds West; Thence North 00 degrees 25 minutes 37 seconds East a distance of 467.21 feet; Thence North 88 degrees 37 minutes 15 seconds West a distance of 167.79 feet; Thence South 00 degrees 25 minutes 37 seconds West a distance of 437.00 feet; Thence North 89 degrees 34 minutes 23 seconds West a distance of 1431.71 feet; Thence North 00 degrees 00 minutes 00 seconds West a distance of 33.00 feet; Thence North 89 degrees 34 minutes 23 seconds West a distance of 33.00 feet; To a point on the West line of said NW 1/4; Thence South 00 degrees 00 minutes 00 seconds East a distance of 66.00 feet, on the West line of said NW 1/4, to the point of beginning; Together with and subject to an easement for ingress and egress 66 feet in width, 33 feet on each side of the following described centerline: Commencing at the southwest corner of said NW1/4 (NW1/4); thence South 89 degrees 34 minutes 23 seconds East a distance of 1632.24 feet, assuming the West line of said NW 1/4 has a bearing of North 00 degrees 00 minutes 00 seconds West, and there terminating; subject to an easement for ingress and egress over the westerly-most 100 feet thereof; and subject to highway easement on the Westerly-most side thereof.

Tract B:

All that part of the West half (W1/2) Section 20, Township 102 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the Southwest corner of NW 1/4 (NW1/4) of said Section 20; Thence South 89 degrees 34 minutes 23 seconds East a distance of 1632.24 feet, assuming the West line of said NW 1/4 has a bearing of North 00 degrees 00 minutes 00 seconds West; Thence North 00 degrees 25 minutes 37 seconds East a distance of 467.21 feet; Thence South 88 degrees 37 minutes 15 seconds East a distance of 374.41 feet; Thence South 00 degrees 13 minutes 33 seconds West a distance of 75.50 feet; Thence South 21 degrees 15 minutes 44 seconds West a distance of 151.43 feet; Thence South 00 degrees 25 minutes 37 seconds West a distance of 276.96 feet; Thence North 89 degrees 34 minutes 23 seconds West a distance of 1919.75 feet Thence South 00 degrees 00 minutes 00 seconds West a distance of 33.00 feet; Thence North 89 degrees 34 minutes 23 seconds West a distance of 33.00 feet, to a point on the West line of the SW 1/4 of said Section 20; thence North 00 degrees 00 minutes 00 seconds West a distance of 66.00 feet, on the West line of said SW 1/4, to the point of beginning; Together with the subject to an easement for ingress and egress 66 feet in width, 33 feet on each side of the following described centerline: Commencing at the Southwest corner of said NW 1/4 (NW1/4); Thence South 89 degrees 34 minutes 23 seconds East a distance of 1632.24 feet, assuming the West line of said NW 1/4 has a bearing of North 00 degrees 00 minutes 00 seconds West and there terminating; Subject to an easement for ingress and egress over the westerly-most 100 feet thereof; And subject to highway easement on the westerly-most side thereof.

Tax Parcel ID No. 060200020 (SW1/4 W1/2)

Lease 235 - TRACT: FRC235

Parcel 1:

The West Half (W1/2) of the East Half (E1/2) of the Southwest Quarter (SW1/4) of the Southeast quarter (SE1/4) of Section 28, Township 101 North of Range 20 West of the 5th P.M.

Tax Parcel ID No. 020280020, (W1/2 E1/2 SW1/4 SE1/4)

Lease 236 - TRACT: FRC236

Parcel 1:

Beginning at the Southeast corner of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section 35 Township 102N Range 20 West; thence North 00 degree 00 minute East 781.8 feet, on an assumed bearing, on the East line of said Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4); thence South 89 degrees 22 minutes West 557.20 feet, on a line parallel with the South line of said Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4); thence South 00 degree 00 minute East 781.8 feet more or less, to a point on the South line of said Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4); thence North 89 degrees 22 minutes East 557.20 feet, on the South line of said Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4), to the point of beginning; being part of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section 35 Township 102N Range 20 West; subject to highway easement on the East side thereof.

Tax Parcel ID No. 070350021 (pt NE1/4 NE1/4)

Lease 237 - TRACT: FRC237

Parcel 1:

Commencing at the Northwest corner Southwest Quarter (SW1/4) of Section 12, Township 101 North, Range 20 West of the 5th p.m., said point being the point of beginning; Thence South 89 degrees 16 minutes 48 seconds East a distance of 1530.0 feet on an assumed bearing on the North line of Southwest Quarter (SW1/4); thence South 00 degrees 21 minutes 37 seconds East a distance of 455.0 feet on a line parallel with the West line of Southwest Quarter (SW1/4); thence North 89 degrees 16 minutes 48 seconds West a distance of 440.0 feet on a line parallel with the North line of said Southwest Quarter (SW1/4); thence North 00 degrees 21 minutes 37 seconds West a distance of 403.0 feet on a line parallel with the West line of said Southwest Quarter (SW1/4); thence North 89 degrees 16 minutes 48 seconds West a distance of 1090.0 feet on a line parallel with the North line of said Southwest Quarter (SW1/4) to a point on the West line of the Southwest Quarter (SW1/4), said point being 52.0 feet South of the point of beginning; thence North 00 degrees 21 minutes 37 seconds West a distance of 52.0 feet on the West line of said Southwest Quarter (SW1/4) to the point of beginning.

Tax Parcel ID No.020120060 (pt SW1/4)

Lease 238 - TRACT: FRC238

Parcel 1:

All that part of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 12, Township 101 North, Range 20 West, Freeborn County, Minnesota; described as follows: Commencing at the Northwest corner of the Northwest Quarter of said Section 12; Thence North 90 degrees 00 minutes 00 seconds East a distance of 481.58 feet, on an assumed bearing on the north line of said Northwest Quarter, to the point of beginning; Thence South 00 degrees 00 minutes 00 seconds East a distance of 380.00 feet; Thence North 90 degrees 00 minutes 00 seconds East a distance of 573.16 feet; Thence North 00 degrees 00 minutes 00 seconds West a distance of 380.00 feet, to a point on the north line of said Northwest Quarter; Thence South 00 degrees 00 minutes 00 seconds West a distance of 573.16 feet, on the north line of said Northwest Quarter, to the point of beginning;

Subject to highway easement on the North side thereof.

Tax Parcel ID No. 020120031

Lease 242 - TRACT: FRC242

Parcel 1

All that part of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., described as follows: Commencing at the southwest corner of the Northwest Quarter (NW1/4) of said Section 35; thence North a distance of 380.39 feet, on an assumed bearing on the west line of said Northwest Quarter (NW1/4), to the point of beginning; thence East a distance of 430.00 feet, at a right angle; thence North a distance of 506.51 feet, at a right angle; thence West a distance of 430.00 feet, at a right angle, to a point on the west line of said Northwest Quarter (NW1/4); thence South a distance of 506.51 feet, at a right angle, on the west line of said Northwest Quarter (NW1/4), to the point of beginning; subject to highway easement on the west side thereof.

All the above in Freeborn County, Minnesota.

Tax Parcel ID No. 0202350031 (SW1/4 NW1/4),

Lease 243 - TRACT: FRC243

Parcel 1:

All that part of the Southwest Quarter (SW1/4) of Section 25, Township 101 North, Range 20 West described as follows: Commencing at the Southwest comer of the Southwest Quarter (SW1/4) of Section 25; thence North 89 degrees 42 minutes 58 seconds East a distance of 628.03 feet, on an assumed bearing on the south line of said Southwest Quarter (SW1/4), to the point of beginning; Thence North 00 degrees 56 minutes 33 seconds West a distance of 330.00 feet; Thence North 89 degrees 42 minutes 58 seconds East a distance of 693.00 feet; Thence South 00 degrees 56 minutes 33 seconds East a distance of 330.00 feet, to a point on the south line of said Southwest Quarter (SW1/4), thence South 89 degrees 42 minutes 58 seconds West a distance of 693.00 feet, on the south line of said Southwest Quarter (SW1/4), to the point of beginning;

Subject to highway easement on the South side thereof.

Tax Parcel ID No. 020250052

Lease 244 - TRACT: FRC244

Parcel 1:

The East Half (E1/2) of the East Half (E1/2) of Section 13, Township 101 North, Range 20 West, less and excepting the following:

The East Half (E1/2) of the Northeast Quarter (NE1/4) and also that part of the East Half (E1/2) of the Southeast Quarter (SE1/4) of Section 13, Township 101 North, Range 20 West, Freeborn County, Minnesota; described as follows: Commencing at the northeast corner of the Southeast Quarter of said Section 13; Thence South 00 degrees 37 minutes 42 seconds East a distance of 1318.52 feet, on an assumed bearing on the East line of said Southeast Quarter; Thence North 63 degrees 59 minutes 12 seconds West a distance of 1496.51 feet, to a point on the west line of said East Half of the Southeast Quarter; Thence North 00 degrees 27 minutes 09 seconds West a distance of 669.43 feet, on the west line of said East Half of the Southeast Quarter, to the northwest corner of said East Half of the Southeast Quarter; Thence North 00 degrees 27 minutes 09 seconds West a distance of 2643.89 feet, on the west line of the East Half of the Northeast Quarter to the northwest corner of the East Half of the Northeast Quarter; Thence South 89 degrees 33 minutes 23 seconds East a distance of 1327.68 feet, on the north line of said Northeast Quarter to the northeast corner of said Northeast Quarter; Thence South 00 degrees 37 minutes 42 seconds East a distance of 2641.00 feet, on the east line of said Northeast Quarter, to the point of beginning;

Subject to highway easement on the East and North sides thereof.

Tax Parcel ID No. 020130060

Lease 245 - TRACT: FRC245

Parcel 1:

The Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) and the Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) and the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) and the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4), all in Section 24, Township 101 North, Range 20, West, except the following described tracts:

Commencing 55 rods East of the quarter stake at the Northwest corner of the Northeast Quarter (NE1/4) of Section 24; Thence running South 12 rods, thence East 10 rods, thence North 12 rods, thence West 10 rods to the place of beginning lying and being in the Northeast Quarter of Section 24, said land above described to be used for the purpose of a cemetery and for no other purpose.

And commencing at the Northeast corner of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 24, running West 14 rods and 7 feet, thence South 12 rods, thence East 14 rods and 7 feet, thence North 12 rods to starting point.

Tax Parcel ID No. 020240030

Lease 246 - TRACT: FRC246

The Northeast Quarter (NW1/4) of Section 15, Township 101 North, Range 20 West, Freeborn County, Minnesota.

Tax Parcel ID No. 020150010

Lease 247 - TRACT: FRC247

Parcel 1:

All that part of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 17, Township 102 North, Range 19 West of the 5th P.M., Freeborn County, Minnesota; described as follows: Commencing at the Southwest comer of the Southwest Quarter (SW1/4) of said Section 17; Thence North 00 degree 28 minutes 49 seconds West a distance of 326.21 feet, on an assumed bearing on the West line of said Southwest Quarter (SW1/4), to the point of beginning; Thence North 89 degrees 31 minutes 11 seconds East a distance of 434.89 feet; Thence North 00 degree 28 minutes 49 seconds West a distance of 410.27 feet; Thence south 89 degree 31 minutes 11 seconds West a distance of 434.89 feet, to a point on the west line of said Southwest Quarter (SW1/4); Thence South 00 degree 28 minutes 49 seconds East a distance of 410.27 feet, on the west line of said Southwest Quarter (SW1/4), to the point of beginning;

Subject to highway easement on the west side thereof.

Tax Parcel ID No. 060170090

Lease 248 - TRACT: FRC248

Parcel 1:

All that part of the North Half (N1/2) of the Southeast Quarter (SE1/4) of Section 19, Township 102 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota, described as follows: Commencing at the northeast corner of the Southeast Quarter (SE1/4) of said Section 19; Thence North 90 degrees 00 minutes 00 seconds West a distance of 1177.77 feet, on an assumed bearing on the north line of said Southeast Quarter (SE1/4), to the point of beginning; Thence North 90 degrees 00 minutes 00 seconds West a distance of 557.10 feet, on the north line of said Southeast Quarter (SE1/4), thence South 01 degrees 32 minutes 00 seconds West a distance of 391.09 feet; Thence South 90 degrees 00 minutes 00 seconds East a distance of 557.10 feet, on a line parallel with the north line of said Southeast Quarter (SE1/4); thence North 01 degrees 32 minutes 00 seconds East a distance of 391.09 feet, to the point of beginning;

Subject to highway easement on the north side thereof.

Tax Number: 060190031

Lease 249 - TRACT: FRC249

Parcel 1:

The West (W1/2) of the Northeast (NE1/4), the Northeast (NE1/4) of the Northeast (NE1/4) and North (N1/2) of the Southeast (SE1/4) of the Northeast (NE1/4), all lying in Section 21, Township 101 North, Range 20 West of the 5th P.M., of Freeborn County, Minnesota.

Tax Parcel ID No. 020210010

Tax Parcel ID No. 020210011

Lease 251 - TRACT: FRC251

Parcel 1:

The Northwest Quarter (NW1/4) of Section 18, Township 102 North, Range 19 West, less and excepting therefrom the following: That part of the Northwest Quarter (NW1/4) of Section 18, Township 102 North, Range 19 West, described as follows: Beginning at a 3 foot disk found marking the Northeast corner of the Northwest Quarter (NW1/4) of Section 18, Township 102 North, Range 19 West, Freeborn County, Minnesota; Thence South 00 degrees 01 minutes 01 seconds West, along the East line of said Northwest Quarter of Section 18, a distance of 1600.00 feet to a point; Thence North 89 degrees 58 minutes 59 seconds West, a distance of 725.00 feet, to a point; Thence North 00 degrees 01 minutes 01 seconds East, a distance of 940.00 feet to a point; Thence South 89 degrees 58 minutes 59 seconds East a distance of 625.00 feet to a point; Thence North 00 degrees 01 minutes 01 seconds East, a distance of 660.00 feet to a point; Thence North 89 degrees 49 minutes 29 seconds East, a distance of 100.00 feet, along the North line of said Northwest Quarter (NW1/4) of Section 18 to the point of beginning.

Tax Parcel ID No. 060180030

Lease 252 - TRACT: FRC252

Parcel 1

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section Seven (7), Township One Hundred Two (102) North, Range Nineteen (19) West of the 5th P.M.

Tax Parcel ID No. 060070030 (E1/2 SW1/4)

Lease 253 - TRACT: FRC253

Parcel 1:

The Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of Section 7, Township 102 North, Range 19, West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 060070070

Parcel 2:

The Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section 7, Township 102 North, Range 19, West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 060070090

Parcel 3:

The Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) of Section 7, Township 102 North, Range 19, West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 060070100

Parcel 4:

The Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of Section 8, Township 102 North, Range 19, West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 06080020

Parcel 5:

The South Half (S1/2) of the Southwest Quarter (SW1/4) and the South Half (S1/2) of the South Half (S1/2) of the North Half (N1/2) of the Southwest Quarter (SW1/4) of Section 8, Township 102 North, Range 19 West of the 5th P.M. in Freeborn County, Minnesota, except a tract of land situated in the South Half (S1/2) of the Southwest Quarter (SW1/4) of Section 8, Township 102 North, Range 19 West described as follows: Commencing at the Southeast corner of the South Half (S1/2) of the Southwest Quarter (SW1/4) of said Section 8; Thence North on the quarter section line for a distance of 447 feet; Thence West parallel with the South line of said section for a distance of 539 feet; Thence South parallel with the East line of said section for a distance of 447 feet to the South line of said section; Thence East on the South line of said section for a distance of 539 feet to the point of beginning; subject to highway easement extending across the South 2 rods of said tract, and subject to easements of record.

Tax Parcel ID No. 060080050

Lease 254 - TRACT: FRC254

Parcel 1:

The North 100 acres of the Southwest Quarter (SW1/4) of Section 22, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota.

Tax Parcel ID No. 020220041

Tax Parcel ID No. 020220042

Lease 255 - TRACT: FRC255

Parcel 2:

The Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020350050

Parcel 3:

The Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4), Section 35, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020350070

Parcel 4:

The East Half (1/2) of the Northwest Quarter (NW1/4) of Section 14, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020140050

Parcel 5:

The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 14, Township 101 North, Range 20 West, Range 20 West of the 5th P.M., in Freeborn County, Minnesota,

less and excepting the following described tract: The South 12 acres of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 14, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020140070

Parcel 6:

Tract 1:

Commencing one rod north of the southeast corner of the Northeast Quarter (NE1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota, thence running north 60 rods, thence west 160 rods, thence south 60 rods, thence east 160 rods to the place of beginning;

Tract 2:

All that part of the South Half (S1/2) of the Northwest Quarter (NW1/4) of said Section 17, Township 101 North, Range 20 West of the 5th P.M. in Freeborn County, Minnesota, lying east of the railroad right-of-way, except a strip of land one rod in width which commences at a private road crossing over the railroad on the west side of said last described tract of land, running thence southeast along the east side of said railroad right of way to the south line of said South Half (S1/2) of Northwest Quarter (NW1/4), running thence east along the south line of the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of said Section 17 to the intersection of the east line of said Northwest Quarter;

Tract 3:

The Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota;

Tract 4:

The following described Land in the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) and the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota, described as follows:

Commencing at the Northeast corner of said Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of said Section 17, Township 101 North, Range 20 West of the 5th P.M., and running thence east 16 rods, thence south 99 rods, thence west 96 rods, thence north 19 rods, thence east 80 rods, thence north 80 rods to the place of beginning, all in Section 17, Township 101 North, Range 20 West of the 5th P.M.

Tract 5:

A strip of land 1 rod in width located on the South edge of the Northeast Quarter (NE1/4) of Section 17, Township 101, Range 20 West of the 5th P.M., in Freeborn County, Minnesota, further described as follows: The South Rod of the Northeast Quarter of Section 17, Township 101, Range 20 from East side of said Northeast Quarter, Section 17, Township 101, Range 20 to Highway #65 or eastern boundary of Northwest Quarter (NW1/4), whichever is most easterly.

less and excepting the following described tract from Tract 1, Tract 2, Tract 3, Tract 4, and Tract 5:

All that part of the Northeast Quarter of Section 17, Township 101 North, Range 20 West of the 5th P.M., Freeborn County, Minnesota; described as follows: Commencing at the northeast corner of the Northeast Quarter of said Section 17; thence South 84 degrees 29 minutes 35 seconds West a distance of 1056.00 feet, on an assumed bearing on the north line of said Northeast Quarter (NE1/4) to the point of beginning; Thence South 01 degrees 01 minutes 19 seconds East a distance of 527.60 feet, on a line parallel with the east line of said Northeast Quarter (NE1/4);

Thence South 85 degrees 51 minutes 32 seconds West a distance of 712.95 feet; Thence North 05 degrees 19 minutes 02 seconds West a distance of 508.99 feet, to a point on the north line of said Northeast Quarter (NE1/4); Thence North 84 degrees 29 minutes 35 seconds East a distance of 752.32 feet, on the north line of said Northeast Quarter, to the point of beginning;

Subject to highway easement on the north side thereof.

Tax Parcel ID No. 020170020

Parcel 7:

The East Half (E1/2) of the Northeast Quarter (NE1/4) and the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 020350010

Parcel 8:

The Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 35, Township 101 North, Range 20 West of the 5th P.M., IN Freeborn County, Minnesota.

Tax Parcel ID No. 020350090

Parcel 9:

The Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 19 in Township 101 North, Range 19 West of the 5th P.M. and also the South Fifteen (15) acres of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section 19, in Township 101 North, Range 19 West of the 5th P.M., in Freeborn County, Minnesota.

Tax Parcel ID No. 010190021

Lease 257 - TRACT: FRC257

Parcel 1

All that part of the Southeast Quarter (SE1/4), Section 30, Township 101 North, Range 19 West, Freeborn County, Minnesota; described as follows: Commencing at the southeast corner of the Southeast Quarter (SE1/4) of said Section 30; thence South 89 degrees 22 minutes 09 seconds West a distance of 523.84 feet, on an assumed bearing on the south line of said Southeast Quarter, to the point of beginning; thence North 00 degrees 51 minutes 06 seconds East a distance of 1191.71 feet; thence South 84 degrees 19 minutes 27 seconds West a distance of 720.67 feet; thence South 00 degrees 25 minutes 17 seconds West a distance of 109.41 feet; thence South 06 degrees 49 minutes 55 seconds East a distance of 379.97 feet; thence South 29 degrees 53 minutes 23 seconds East a distance of 59.86 feet; thence South 52 degrees 08 minutes 11 seconds East a distance of 48.91 feet; thence South 84 degrees 06 minutes 23 seconds East a distance of 69.21 feet; thence North 81 degrees 10 minutes 40 seconds East a distance of 248.63 feet; thence North 89 degrees 13 minutes 22 seconds East a distance of 240.78 feet; thence South 00 degrees 51 minutes 06 seconds West a distance of 586.50 feet, to a point on the south line of said Southeast Quarter, thence North 89 degrees 22 minutes 09 seconds East a distance of 40.00 feet, on the south line of said Southeast Quarter (SE1/4), to the point of beginning; subject to the highway easement on the southerly most side thereof.

Tax Parcel ID No. 010300051 (SE1/4)

Lease 264 - TRACT: FRC264

Parcel 2:

The East Half (E 1/2) of the Northeast Quarter (NE 1/4) of Section Twenty-One (21), Township One Hundred and One (101), North of Range Nineteen (19) West of the Fifth (5th) Principal Meridian, in Freeborn County, Minnesota, except the following describe property: Commencing at the southeast corner of the Northeast Quarter (NE 1/4) of said Section 21; thence North 00 degrees 28 minute 23 seconds West a distance of 406.59 feet, on an assumed bearing on the east line of said Northeast Quarter (NE 1/4), to the point of beginning; thence North 83 degrees 44 minutes 57 seconds West a distance of 362.09 feet; thence North 16 degrees 32 minutes 50 seconds West a distance of 72.43 feet; thence North 22 degrees 52 minutes 15 seconds West a distance of 122.99 feet; thence Northerly a distance of 234.32 feet, on tangential curve concave to the east with a radius of 606.71 feet, and central angle of 22 degrees 07 minutes 43 seconds; thence 89 degrees 16 minutes 23 seconds East a distance of 472.28 feet, to the east line of said Northeast Quarter; thence South 00 degrees 28 minutes 23 seconds East a distance of 456.13 feet, on the east line of said Northeast Quarter, to the point of beginning; subject to highway easement on the side thereof.

Tax Parcel ID No.: 010210031

Parcel 3:

Government Lot Two (2) and all Relicted land from Elk Lake located in the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4), all in Section Twenty-One (21), Township One Hundred and One (101), North of Range Nineteen (19) West of the Fifth (5th) Principal Meridian, in Freeborn County, Minnesota.

Tax Parcel ID No.: 010210070

Parcel 4:

The West Half (W 1/2) of the Northeast Quarter (NE 1/4) and Government Lot Number Two (2), all in Section Twenty-One (21), Township One Hundred and One (101), North of Range Nineteen (19) West of the Fifth (5th) Principal Meridian, in Freeborn County, Minnesota.

Tax Parcel ID No.: 010210071

Lease 265 - TRACT: FRC265

Parcel 1:

The South Half (S 1/2) of the Southwest Quarter (SW 1/4), in Section 16, Township 101 North, Range 20 West, in Freeborn County, Minnesota, subject to road and railroad right-of-ways.

Tax Parcel ID No.: 020160050

Parcel 2:

The South Half (S1/2) of the South Half (S1/2) of the Southeast Quarter (SE1/4) in Section 17, Township 101 North, Range 20 West of the 5th P.M., in Freeborn County, Minnesota; Subject to road and railroad right-of-ways;

Tax Parcel ID No.: 020170060

4.	The following described real property, situate, lying and being in the County of Lincoln, to wit:

Community Wind North Wind Farm

Tract 1:

Fee Owner: Estate of David A. Trigg, or Heirs or Devisees of David A. Trigg

PARCEL 1:

THE NORTHEAST QUARTER OF SECTION 7, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

PARCEL 2:

The Southeast Quarter of Section 7, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 2:

Fee Owner: Beverly A. Dagel, Michael Allan Dagel, Brian Eugene Dagel, and Cheryl Lynn Dagel as Co- Trustees of the Harlan E. Dagel Trust f/b/o Beverly A. Dagel under the Harlan E. Dagel Trust dated June 20, 1998

THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA,

EXCEPT THAT PROPERTY IN THE SOUTHWEST QUARTER (SW1/4) OF SECTION 8, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST (SW1/4) THENCE NORTH ON AND ALONG THE WEST QUARTER LINE OF SAID QUARTER A DISTANCE OF 865 FEET, THENCE EAST PARALLEL TO THE SOUTHE QUARTER LINE OF SAID QUARTER A DISTANCE OF 403 FEET. THENCE SOUTH PARALLEL TO THE WEST QUARTER LINE OF SAID QUARTER A DISTANCE OF 865 FEET TO THE SOUTH QUARTER LINE OF SAID QUARTER, THENCE WEST ON AND ALONG THE SOUTH QUARTER LINE OF SAID QUARTER TO THE POINT OF BEGINNING.

Tract 3:

Fee Owner: Charles Owen Martinson, or successor Trustee(s), of the Charles Owen Martinson Trust

THE NORTHWEST QUARTER OF SECTION 9, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA; EXCEPT: ALL THAT PART OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 9, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF THE NORTHWEST QUARTER; THENCE NORTH 90° 00’ 00” EAST, ASSUMED BEARING, ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER, A DISTANCE OF 1601.56 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 90° 00’ 00” EAST, ALONG SAID NORTH LINE, A DISTANCE OF 186.19 FEET; THENCE SOUTH 00° 00’ 00” EAST, A DISTANCE OF 213.07 FEET; THENCE SOUTH 88° 41’ 07” EAST A DISTANCE OF 253.60 FEET; THENCE SOUTH 01° 44’ 33” EAST A DISTANCE OF 449.34 FEET; THENCE SOUTH 89° 20’ 19” WEST A DISTANCE OF 364.85 FEET; THENCE NORTH 56° 37’ 27” WEST A DISTANCE OF 95.77 FEET; THENCE NORTH 00° 47’ 37” WEST A DISTANCE OF 619.60 FEET TO THE POINT OF BEGINNING.

TRACT 4:

FEE OWNER: CHARLES OWEN MARTINSON, OR SUCCESSOR TRUSTEE(S), OF THE CHARLES OWEN MARTINSON TRUST

THE SOUTHWEST QUARTER OF SECTION 9, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

TRACT 5:

FEE OWNER: STEVEN GARMATZ

ALL THAT PART OF THE EAST HALF OF THE EAST HALF OF SECTION 16, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 16, THENCE SOUTH ON AND ALONG THE EAST SECTION LINE A DISTANCE OF 2,230 FEET TO THE POINT OF BEGINNING; THENCE WEST PARALLEL TO THE NORTH LINE OF SAID SECTION A DISTANCE OF 950 FEET, THENCE SOUTH PARALLEL TO THE EAST LINE OF SAID SECTION A DISTANCE OF 950 FEET; THENCE EAST PARALLEL TO THE NORTH LINE OF SAID SECTION A DISTANCE OF 950 FEET TO THE EAST LINE OF SAID SECTION 16, THENCE NORTH ON AND ALONG THE EAST LINE OF SAID SECTION A DISTANCE OF 950 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

TRACT 6:

Fee Owner: Steven Garmatz, as to Parcels 1 & 2

PARCEL 1:

THE EAST HALF OF THE EAST HALF (E1/2E1/2) OF SECTION SIXTEEN (16), TOWNSHIP ONE HUNDRED NINE

(109) NORTH, RANGE FORTY-SIX (46) WEST OF THE FIFTH P.M., EXCLUDING THE FOLLOWING:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST QUARTER (NE1/4) OF SAID SECTION SIXTEEN (16); THENCE SOUTH ON AND ALONG THE EAST SECTION LINE A DISTANCE OF 2,230 FEET TO THE POINT OF BEGINNING; THENCE WEST PARALLEL TO THE NORTH LINE OF SAID SECTION A DISTANCE OF 950 FEET; THENCE SOUTH PARALLEL TO THE EAST LINE OF SAID SECTION A DISTANCE OF 950 FEET; THENCE EAST PARALLEL TO THE NORTH LINE OF SAID SECTION A DISTANCE OF 950 FEET TO THE EAST LINE OF SAID SECTION SIXTEEN (16); THENCE NORTH ON AND ALONG THE EAST LINE OF SAID SECTION A DISTANCE OF 950 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 2:

THE WEST HALF OF THE SOUTHEAST QUARTER (W1/2SE1/4) AND THE EAST HALF OF THE SOUTHWEST QUARTER (E1/2SW1/4) OF SECTION SIXTEEN (16), TOWNSHIP ONE HUNDRED NINE (109) NORTH, RANGE FORTY-SIX (46) WEST OF THE 5TH P.M., EXCLUDING THE FOLLOWING:

ALL THAT PART OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER (SE1/4SW1/4) OF SECTION SIXTEEN (16), TOWNSHIP ONE HUNDRED NINE (109) NORTH, RANGE FORTY-SIX (46) WEST, LINCOLN COUNTY, MINNESOTA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID SOUTHWEST QUARTER (SW1/4); THENCE NORTH 01 DEGREES 13 MINUTES 36 SECONDS WEST, BEARING BASED ON LINCOLN COUNTY COORDINATE SYSTEM, ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER (SW1/4), A DISTANCE OF 607.16 FEET; THENCE NORTH 88 DEGREES 52 MINUTES 52 SECONDS WEST A DISTANCE OF 309.83 FEET; THENCE SOUTH 48 DEGREES 26 MINUTES 34 SECONDS WEST A DISTANCE OF 171.68 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 17 SECONDS EAST A DISTANCE OF 490.50 FEET, TO A POINT ON THE SOUTH LINE OF SAID SOUTHWEST QUARTER (SW1/4); THENCE SOUTH 88 DEGREES 52 MINUTES 52 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 446.00 FEET, TO THE POINT OF BEGINNING.

TRACT 7:

FEE OWNER: UDA GRENZ

PARCEL 1:

THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

PARCEL 2:

THE NORTHWEST QUARTER OF SECTION 16, TOWNSHIP109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

PARCEL 3:

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

TRACT 8:

FEE OWNER: UDA GRENZ

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

TRACT 9:

FEE OWNER: JUSTIN W. FRUECHTE AND CRISSA R. FRUECHTE

THE NORTHEAST QUARTER (NE1/4) OF SECTION 17, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5TH PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA, EXCEPTING THEREFROM THE FOLLOWING TRACTS I & II:

TRACT I

A TRACT OF LAND LOCATED IN THE NORTHEAST QUARTER (NE1/4) OF SECTION 17, TOWNSHIP 109N, RANGE 46 WEST OF THE 5TH P.M., DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID NORTHEAST QUARTER (NE1/4), THENCE NORTH ALONG THE EAST LINE OF SAID SECTION 17, A DISTANCE OF 272 FEET; THENCE WEST ALONG A LINE PARALLEL TO THE SOUTH LINE OF SAID SECTION 17, A DISTANCE OF 400 FEET; THENCE NORTH ALONG A LINE PARALLEL TO THE EAST LINE OF SAID SECTION 17 A DISTANCE OF 553.00 FEET; THENCE WEST ALONG A LINE PARALLEL TO THE SOUTH LINE OF SAID SECTION 17 TO A POINT ON THE WEST LINE OF SAID NORTHEAST QUARTER (NE1/4) OF SECTION 17 THAT IS 825 FEET NORTH OF THE SOUTHWEST CORNER OF THE SAID NORTHEAST QUARTER (NE1/4); THENCE SOUTH ALONG THE WEST LINE OF THE NORTHEAST QUARTER (NE1/4) TO SOUTHWEST CORNER OF SAID NORTHEAST QUARTER (NE1/4) OF SECTION 17; THENCE EAST ALONG THE SOUTH LINE OF SAID NORTHEAST QUARTER (NE1/4) TO THE POINT OF BEGINNING, CONTAINING 45 ACRES MORE OR LESS.

Tract II

The North Seven Hundred, Seventy feet (N 770’) of the South One Thousand, Sixty-two feet (S 1062’) of the East Four Hundred feet (E 400’) of the Northeast quarter (NE1/4) of Section Seventeen (17), Township One Hundred, Nine North (109 N) Range Forty-Six West (46W) of the 5th P.M.

Tract 10:

Fee Owner: Dark Creek L.L.P.

The East Half of the Southeast Quarter of Section 17, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota; excepting therefrom: All that part of the Southeast Quarter of Section 17, Range 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the Southeast corner of said Southeast Quarter, thence North 90° 00’ 00” West, assumed bearing, along the South line of said Southeast Quarter, a distance of 845.00 feet to the point of beginning; thence continuing North 90° 00’ 00” West along said South line, a distance of 391.00 feet; thence North 00° 20’ 00” East a distance of 860.00 feet; thence North 88° 33’ 28” East a distance of 416.52 feet; thence South 02° 00’ 00” West a distance of 871.00 feet to the point of beginning.

Tract 11:

Fee Owner: Jessie Pike

All that part of the Southeast Quarter of Section 17, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the Southeast corner of said Southeast Quarter, thence North 90° 00’ 00” West, assumed bearing, along the South line of said Southeast Quarter, a distance of 845.00 feet to the point of beginning; thence continuing North 90° 00’ 00” West along said South line, a distance of 391.00 feet; thence North 00° 20’ 00” East a distance of 860.00 feet; thence North 88° 33’ 28” East a distance of 416.52 feet; thence South 02° 00’ 00” West a distance of 871.00 feet to the point of beginning.

Tract 12:

Fee Owner: Joann Hansen and Michael Hansen, and Michael Josephson and Laura Josephson

The Northwest Quarter, Section 17, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Also Known as:

Parcel 1:

That part of the North Half of the Northwest Quarter (N1/2 of NW1/4), Section 17, Range 109 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota described as follows: Beginning at the northwest corner of said Northwest Quarter; thence South 01 degrees 36 minutes 31 seconds East, bearing based on Lincoln County Coordinate System (1996 Adj.), along the west line of said Northwest Quarter, a distance of 741.00 feet; thence North 89 degrees 42 minutes 48 seconds East a distance of 2633.33 feet to a point on the east line of said Northwest Quarter; thence North 01 degrees 29 minutes 38 seconds West, along said east line, a distance of 740.97 feet to the northeast corner of said Northwest Quarter; thence South 89 degrees 42 minutes 48 seconds West, along the north line of said Northwest Quarter, a distance of 2634.81 feet to the point of beginning.

Parcel 2:

That part of the North Half of the Northwest Quarter (N1/2 of NW1/4), Section 17, Range 109 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, EXCEPT:

Beginning at the northwest corner of said Northwest Quarter; thence South 01 degrees 36 minutes 31 seconds East bearing based on Lincoln County Coordinate System (1996 Adj.), along the west line of said Northwest Quarter, a distance of 741.00 feet; thence North 89 degrees 42 minutes 48 seconds East a distance of 2633.33 feet to a point on the east line of said Northwest Quarter; thence North 01 degrees 29 minutes 38 seconds West, along said east line, a distance of 740.97 feet to the northeast corner of said Northwest Quarter; thence South 89 degrees 42 minutes 48 seconds West, along the north line of said Northwest Quarter, a distance of 2634.81 feet to the point of beginning.

Tract 13:

Fee Owner: John Boltjes and Dawn Boltjes, husband and wife, as joint tenants, as to Parcel 1 John Boltjes, as to Parcel 2

Parcel 1:

THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 17, TOWNSHIP 109 NORTH, RANGE 46 WEST OF THE 5th PRINCIPAL MERIDIAN, LINCOLN COUNTY, MINNESOTA.

Parcel 2:

The Southwest Quarter of Section 17, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 14:

Fee Owner: Robert Nichols

Parcel 1:

The Northeast Quarter of Section 19, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota, lying Northerly of the Railroad Right-of-Way, Lincoln County, Minnesota; excepting therefrom: The South Half of Southwest Quarter of the Northeast Quarter of Section 19, Township 109, Range 46.

Tract 15:

Fee Owner: Patrick C. Nichols and Ann L. Nichols, or their successor, as Co-Trustees of the Patrick C. Nichols Revocable Trust

Parcel 1:

The Northerly 650 feet of the following-described property: The North Half of the Southeast Quarter and Lot “A” of the Southeast Quarter of Section 19, Township 109 North, Range 46 West of the 5th Principal Meridian, lying North of the right-of-way of the Chicago and Northwestern Railway, Lincoln County, Minnesota.

Parcel 2:

The South Half of the Southwest Quarter of the Northeast Quarter of Section 19, Township 109, Range 46.

Tract 16:

Fee Owner: Michael J. Fruechte and Laurie Fruechte, Trustees of the Michael J. Fruechte Living Trust dated December 20, 2017

The Northwest Quarter and the Northerly 400 feet of the Southwest Quarter of Section 20, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota, EXCEPT the North 810 feet of the East 780 feet of said Northwest Quarter.

Tract 17:

Fee Owner: Spronk Brothers III Real Estate, LLLP, a Minnesota limited liability limited partnership

The North 810 feet of the East 780 feet of the Northwest Quarter of Section 20, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 18:

Fee Owner: Daniel Renkly, as to Parcel 1;

Shirley A. Renkly, as to Parcel 2

James B. Plueger, as to Parcel 3

Parcel 1:

The East Half of the West 2/3rds of the Northeast Quarter (E1/2W2/3NE1/4) and the East Half of the West 2/3rds of the North Half of the Southeast Quarter (E1/2W2/3N1/2SE1/4), all in Section 21, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Parcel 2:

The West 1/3rd of the Northeast Quarter (W1/2NE1/4) and the West 1/3rd of the North Half of the Southeast Quarter (W1/3N1/2SE1/4), all in Section 21, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Parcel 3:

The East 1/3rd of the Northeast Quarter (E1/3NE1/4) and the East 1/3rd of the North Half of the Southeast Quarter (E1/3N1/2SE1/4), all in Section 21, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 19:

Fee Owner: Northern State Power Company, d/b/a Xcel Energy, a Minnesota corporation

The North Half of all that part of the Northwest Quarter lying South of the centerline of the Township Road in the Northwest Quarter of Section 5, Township 109 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 21:

Fee Owner: Dark Creek L.L.P.

A tract of land located in the Northeast Quarter (NE1⁄4) of Section 17, Township 109N, Range 46 West of the 5th P.M., described as follows:

Beginning at the Southeast corner of said Northeast Quarter (NE1⁄4), thence North along the East line of said Section 17, a distance of 272 feet; thence West along a line parallel to the South line of said Section 17, a distance of 400 feet thence North along a line parallel to the East line of said Section 17 a distance of 553.00 feet; thence West along a line parallel to the South line of said Section 17 to a point on the West line of said Northeast Quarter (NE1⁄4) of Section 17 that is 825 feet north of the Southwest corner of the said Northeast Quarter (NE1⁄4); thence South along the West line of the Northeast Quarter (NE1⁄4) to Southwest corner of said Northeast Quarter (NE1⁄4) of Section 17; thence East along the South line of said Northeast Quarter (NE1⁄4) to the point of beginning, West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 15-0076-005

Tract 22:

Fee Owner: James W. Nichols

The South Half (S1/2) of Section Numbered Four (4), Township One Hundred Nine (109) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota; LESS and EXCEPT a parcel conveyed in Warranty Deed recorded October 4, 1983 in Book 95, Page 98, more particularly described as follows: All that part of the Southwest Quarter (SW1/4) of Section Four (4), Township One Hundred Nine (109) North of Range Forty-six (46) West of the 5th Principal Meridian within the following described boundary: Beginning at a point on the Section line 1215 feet East of the Southwest corner of said Section Four (4), Township One Hundred Nine (109) North, Range Forty-six (46) West, thence East on and along the section line for a distance of 608 feet, thence North 90 degrees 00 minutes for a distance of 770 feet, thence West parallel with the section line for a distance of 608 feet, thence South 90 degrees 00 minutes for a distance of 770 feet to the point of beginning.

Parcel No: 15-0016-000

Tract 23:

Fee Owner: Douglas W. Venekamp and Carolyn Venekamp, as Trustee(s) of the Douglas W. Venekamp Revocable Living Trust dated November 20, 2007, an undivided 1⁄2 interest and Carolyn Venekamp and Douglas W. Venekamp, as Trustee(s) of the Carolyn Venekamp Revocable Living Trust dated November 20, 2007, an undivided 1⁄2 interest.

Described as a tract of land situated in the East Half (E 1⁄2) of Section Six (6), Township 109 North, Range Forty-six (46) West, 5th P.M., Lincoln County, Minnesota further described as Commencing at the southeast corner of Section Six (6); Thence South 90 degrees 00 minutes 00 seconds West, (assumed bearing), along the south line of Section Six (6), a distance of 1438.26 feet to the Point of Beginning; thence North 1 degrees 16 minutes 42 seconds West, a distance of 543.14 feet; thence South 84 degrees 36 minutes 03 seconds West a distance of 536.80 feet; thence South 0 degrees 47 minutes 21 seconds East, a distance of 492.54 feet to the south line of Section Six (6); thence North 90 degrees 00 minutes 00 seconds East, along the south line of Section Six (6), a distance of 539.75 feet to the Point of Beginning, Lincoln County, Minnesota.

Parcel No.: 15-0026-000

Tract 26:

Fee Owner: Ronald K. Vaske

The Southeast Quarter (SE 1/4) of Section Eight (8), Township One Hundred Nine (109) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 15-0036-000

Tract 29:

Fee Owner: Robert J. Kroese, Trustee of the Robert J. Kroese Revocable Trust dated September 12, 2019

TRACT I:

The Southeast Quarter (SE1/4) in Section Numbered Eighteen (18) of Township Numbered one Hundred Nine (109) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, State of Minnesota, and

TRACT II:

Government Lots One ( l) , Two (2) , Three (3) and Four (4), and the East One-Half of the Northwest Quarter (E1⁄2 NW1/4) and the East One-Half of the Southwest Quarter (E1/2 SW1⁄4), also described as the West One-Half (W1/2) of Section Numbered Eighteen (18) in Township Numbered One Hundred Nine (109) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Parcel No.: 15-0080-000

Tract 30:

Fee Owner: Schellberg Holdings, LLC, a Minnesota limited liability company

The Northeast Quarter of Section Twenty (20), Township One Hundred Nine (109) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 15-0086-000

Tract 31:

Fee Owner: Brian Fruechte and Kim Fruechte, Trustees, or their successors in trust, under the Brian & Kim Fruechte Living Trust, dated November 28, 2017, and any amendments thereto

The Northwest Quarter (NW1/4) of Section Twenty-one (21), Township One Hundred Nine (109) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 15-0088-000

Tract 33:

Fee Owner: Spronk Brothers III Real Estate, LLLP, a Minnesota limited liability limited partnership

The North 770 feet of the South 1,062 feet of the East 400 feet of the Northeast Quarter of Section Seventeen (17), Township One Hundred Nine (109) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 15-0076-010

5.	The following described real property, situate, lying and being in the County of Olmsted, to wit:

Freeborn Wind Farm

Lease 6 - Tract: 0013-A

Parcel 1:

Starting at the Southeast corner of Section 20, Township 101 North, Range 20 West; thence North 00 degrees 00 minutes 00 seconds East 1368.10 feet on the East line of said Section, on an assumed bearing, to a point which is hereinafter called the point of beginning; thence South 89 degrees 54 minutes 26 seconds West 2143.74 feet, to a point on the Easterly right-of-way line of the Chicago, Rock Island & Pacific Railroad; thence North 04 degrees 24 minutes 16 seconds West 1293.45 feet, on said Easterly right-of-way line; thence North 89 degrees 48 minutes 54 seconds East 2243.08 feet, to the E1/4 corner of said Section 20; thence South 00 degrees 00 minutes 00 seconds West 1293.40 feet, on the East line of said Section to the point of beginning, being part of the N1/2 SE1/4 and S1/2 NE1/4 of Section 20, Township 101 North, Range 20 West, Olmsted County, Minnesota; subject to highway easements on the West and East sides thereof.

Less and excepting the following described property: Beginning at the E1/4 corner of Section 20, Township

101 North, Range 20 West; thence South 00 degrees 00 minutes 00 seconds West 379.00 feet, on the East line of said Section 20, on an assumed bearing; thence South 89 degrees 55 minutes 56 seconds West 559.00 feet; thence North 00 minutes 00 seconds 00 seconds East 377.86 feet; thence North 89 degrees 48 minutes 54 seconds East 559.00 feet, to the point of beginning; being part of the N1/2 SE1/4 and S1/2 NE1/4 of Section 20, Township 101 North, Range 20 West.

Tax Parcel ID No. 020200090

6.	The following described real property, situate, lying and being in the County of Ramsey, to wit:

Gas Regulator Station R581 - Hamline

Lot 1, Block 1, Shade Tree Corner, Ramsey County, Minnesota.

III. PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Grand Forks to wit:

Gas Regulator Station R4715 - Fortin

Lot One (1), Block (1), Fortin Addition to the City of Grand Forks, Grand Forks County, North Dakota.

IV. PROPERTIES IN THE STATE OF SOUTH DAKOTA

1.	The following described real property, situate, lying and being in the Counties of Codington, Deuel and Grant to wit:

Crowned Ridge II Wind Farm O&M Building & Substation

Parcel 1-O&M Building

The Fransen Addition in the North Half of the Northeast Quarter, Section 27, Township 118 North, Range 51 West of the 5th P.M., recorded June 4, 2019, in Book OP Page 802, in the County of Codington, South Dakota.

Parcel 2- Substation

The Fransen Second Addition in the South Half of the Southeast Quarter, Section 27, Township 118 North, Range 51 West of the 5th P.M., recorded June 4, 2019, in Book OP Page 803, in the County of Codington, South Dakota.

Crowned Ridge II Wind Farm

W1

Fee Owner: Hanten Bros., a/k/a Hanten Brothers, a South Dakota Partnership

Parcel 1:

The East Half of the Northeast Quarter (E1/2NE1/4) of Section 7, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, less and except the former right-of-way of any railroad company across the East Half of the Northeast Quarter (E1/2NE1/4) of said Section 7.

Parcel 2:

The Southwest Quarter (SWl/4), except the North 584 Feet of the West 597 Feet therein, Section 32, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 3:

East 60 rods of the Southeast Quarter (SE1/4) of Section Thirteen, Township One Hundred Sixteen (116) North, Range 51 West of the 5th P.M., Codington, South Dakota.

Parcel 4:

The North Half of the Northeast Quarter (N1/2NE1/4), Less the West 145 feet of the North 300 feet of Section 36, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W2

Fee Owner: Leroy Hanten aka Leroy T. Hanten, Leon Hanten and Lenus Hanten, as tenants in common (as to Parcel I)

Leroy Hanten aka Leroy T. Hanten, Lenus J. Hanten and Leon P. Hanten, as joint tenants (as to Parcel II)

Leroy Hanten aka Leroy T. Hanten, Lenus Hanten aka Lenus J. Hanten and Leon Hanten aka Leon P. Hanten aka Leon Peter Hanten, as tenants in common (as to Parcel III-VI)

Parcel I:

The Southeast Quarter, less the East 350 feet of the North 450 feet, of Section 28, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The Southwest Quarter of Section 24, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, subject to highway easements of record.

Parcel III:

The Northwest Quarter of Section 24, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel IV:

The West 100 acres of the Southeast Quarter of Section 13, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel V:

The Northwest Quarter of Section 19, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, less the abandoned railroad right-of-way and except highway right of way.

And

All of the abandoned railroad right-of-way located over and across the Northwest Quarter of Section 19, Township 116 North, Range 50, West of the 5th P.M., Deuel County, South Dakota.

Parcel VI:

The Southwest Quarter of Section 23, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except highway right of way.

W3

Fee Owner: Leon P. Mack and Marc Mack aka Marc R. Mack, as tenants in common (as to Parcels I, II)Marc R. Mack and Leon P. Mack, as tenants in common (as to Parcels III, IV, V, VI, VII, VIII, IX)

Parcel I:

Government Lots 1 and 2; and the South Half of the Northeast Quarter, Less the East 867.4 feet of the Northeast Quarter; and the Plat Entitled: “Kranz Brothers Addition located in the East Half of the Northwest Quarter of Section 5, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota”, according to the recorded plat thereof, Less Lot H1 and subject to public right of way.

Parcel II:

The East 867.4 feet of the Northeast Quarter, Less the East 290 feet of the North 490 feet of Government Lot 1 thereof, of Section 5, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Less Lot H1 and subject to public right of way.

Parcel III:

The Southeast Quarter of Section 5, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel IV:

The West Half of the Southwest Quarter of Section 3, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Less Homola Addition, and Less the South 240 feet of the West 200 feet, and Less Bush Addition, Less and the East 375 feet of the West 755 feet of the North 250 feet of the South 1625.69 feet of the West Half of the Southwest Quarter.

Parcel V:

The Northeast Quarter of Section 9, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Less the North 1,109 feet of the East 477 feet thereof.

Parcel VI:

The North 1332 feet of the Northwest Quarter, Less the West 49.5 feet (Highway Right of Way) thereof of Section 11, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel VII:

That tract of land lying South of the North 1332 feet of the Northwest Quarter and lying North of Bush Addition in the Northwest Quarter, and lying North of Bush Addition in the North Half of the Southwest Quarter, Less the West 49.5 feet (Highway Right of Way), all located in Section 11, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel VIII:

That tract of land lying South of Bush Addition in the North Half of the Southwest Quarter, Less the West 49.5 feet (Highway Right of Way), all located in Section 11, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel IX:

The North Half of Section 28, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Less Booster East Tract, located in the Northwest Quarter of the Northwest Quarter and Less land deeded for highway purposes as noted in Deed Book 167, page 159 and Deed Book 167, page 160.

W4

Fee Owner: Leon N. Mack and Paula R. Mack, Trustees of the Leon N. Mack and Paula R. Revocable Trust Agreement dated July 12, 2016

Parcel 1:

The Southeast Quarter of Section 20, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The West Half of the Southeast Quarter of Section 3, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

The Southwest Quarter of Section 3, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except Lot H-1 contained therein.

Parcel 4:

Lots 3 and 4; and the South Half of the Northwest Quarter, Less the West 1086 feet of the East 1426 Feet of the North 347 Feet of Lots 3 and 4, Section 3, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except Lot H-1 contained therein.

Parcel 5:

The East Half of the Northeast Quarter of Section 3, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Less School.

Parcel 6:

The East Half of the Southwest Quarter and the Southeast Quarter, Less Lot H-1, all in Section 4, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 7:

The Northeast Quarter of Section 29, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except the East 600 feet of the South 600 feet of the North 1460.31 feet contained therein

Parcel 8:

The North Half of the Southeast Quarter and the Southwest Quarter of the Southeast Quarter of Section 29, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except the East 2 rods of the Southwest Quarter of the Southeast Quarter contained therein.

Parcel 9:

The West Half of the Northwest Quarter, Except Lot H1 contained therein, and the West Half of the Southeast Quarter, and the Southwest Quarter, , Except E-1, and Except Lot H1 contained therein, and Except the East 494 feet of the West 1435 feet of the South 1375 feet thereof, and Except the South 221 feet of the East 120 feet thereof, all in Section 22, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 10:

The Southeast Quarter of Section 32, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except the East 610 Feet of the South 730 Feet of the Southeast Quarter contained therein, and Except the Replat of Tower “G” Tract, in the Southeast Quarter of the Southeast Quarter contained therein, and Except Lots H1 and H2 in the Southeast Quarter contained therein

Parcel 11:

The East Half of the Southwest Quarter and the West Half of the Southwest Quarter of Section 21, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except that portion conveyed for highway right-of-way purposes by Quit Claim Deed filed in Book 165 on page 296, and except the West 330 feet of the North 1320 feet.

Parcel 12:

The Northwest Quarter, less roadway, Section 27, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W5

Fee Owner:

Tamra L. Hanten Ching and Michael & Tara Gibson Living Trust, dated January 24, 2019, subject to a life estate retained by the owner, Ginger L. Hanten and a life estate granted to Leo E. Hanten, spouse of Ginger L. Hanten (Parcels I and IV)

Tamra L. Hanten Ching and Michael & Tara Gibson Living Trust, dated January 24, 2019, subject to a life estate retained by the owner, Ginger L. Hanten and a life estate granted to Leo E. Hanten, spouse of Ginger L. Hanten, subject to Option in favor of Todd J. Hanten (Parcels II and III)

Parcel I:

The Fractional Southwest Quarter (FrSW1/4), [also described as Government Lots 3 and 4 and the East Half of the Southwest Quarter (E1/2SW1/4)], all of Section 18, Township 116 North, Range 50 West of the 5th P.M., (Goodwin Township) Deuel County, South Dakota.

Parcel II:

The Fractional West Half of the Southwest Quarter (FrW1/2SW1/4), [also described as Government Lots 3 and 4], all of Section 19, Township 116 North, Range 50 West of the 5th P.M., (Goodwin Township) Deuel County, South Dakota.

Parcel III:

The East Half of the Southwest Quarter (E1/2SW1/4) of Section 19, Township 116 North, Range 50 West of the 5th P.M., (Goodwin Township) Deuel County, South Dakota.

Parcel IV:

The South Half of the Northeast Quarter (S1/2NE1/4) less Block 1 of Hanten Addition, and the North Half of the Southeast Quarter (N1/2SE1/4), all in Section 19, Township 116 North, Range 50 West of the 5th P.M., (Goodwin Township) Deuel County, South Dakota.

W6

Fee Owner: Elmer Hupf (as to Parcels 1 and 2) and Elmer H. Hupf and Mary M. Hupf, husband and wife, as joint tenants (as to Parcel 3)

Parcel 1:

Southeast Quarter (SE1/4) of Section 22, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

LESS AND EXCEPT a strip of land for Highway right-of-way purposes, described as follows: a strip of land parallel to and adjoining the regular public road right-of-way, along the South side of the Southeast Quarter (SE1/4) of said Section 22.

Parcel 2:

South 50 rods of the Northeast Quarter (NE1/4) and the North 60 rods of the South 110 rods of the West 80 rods of the Northeast Quarter (NE1/4) in Section 22, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except a strip of land for highway right of way purposes along the East side of the Northeast Quarter of the Southeast Quarter of the Northeast Quarter contained therein.

Parcel 3:

Northeast Quarter (NE1/4) of Section 27, Township 116 North, Range 51 West of the 5th P.M.,

Codington County, South Dakota.

LESS AND EXCEPT a strip of land for Highway right-of-way purposes, described as follows: a strip of land parallel to and adjoining the regular public road right-of-way, along the North side of the Northeast Quarter (NE1/4) of said Section 27, as noted in Deed Book 189, page 599, Book 163, page 288 and Book 129, page 321.

W7

Fee Owner: Michael J. Zaug and Donna M. Zaug, Trustees or their successors in trust, under the Michael & Donna Zaug Living Trust, dated April 15, 2015, and any amendments thereto

Parcel 1:

The South Half of the Northwest (S1/2NW1/4) of Section 14, Township 116 North, Range 51 West of the 5th P.M., less highway right of way, Codington County, South Dakota.

Parcel 2:

The South Half of the South Half of the Northeast Quarter (S1/2S1/2NE1/4) of Section 15, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except highway right of way.

Parcel 3:

The Southeast Quarter (SE1/4) of Section Fifteen (15), Township One Hundred Sixteen (116) North, Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota., less highway right of way.

Parcel 4:

The Northeast Quarter of the Northeast Quarter (NE1/4NE1/4), except BZ Addition contained therein, the North 50 Rods of the Northwest Quarter of the Northeast Quarter (NW1/4NE1/4), and the North 30 Rods of the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) of Section 22, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, and except a strip of land for highway purposes along the Northeast Quarter of the Northeast Quarter (NE1/4NE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4)

Parcel 5:

The Northwest Quarter (NW1/4) of Section Twenty-two (22), Township One Hundred Sixteen (116) North, Range Fifty-one (51), West of the 5th P.M., Codington County, South Dakota.

Parcel 6:

The Northwest Quarter (NW1/4) of Section 23, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except land deeded to Codington County for Highway purposes as shown in Deed Book 189, page 277.

The West Half of the Northeast Quarter (W1/2NE1/4) of Section 23, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W8

Fee Owner: Todd J. Hanten and Monica K. Hanten, husband and wife, as joint tenants with rights of survivorship and not as tenants in common (as to Parcels I and II)

Todd Hanten and Monica Hanten, husband and wife, as joint tenants with rights of survivorship (as to Parcels III and IV)

Wind II, LLC, a Delaware limited liability company, recorded November 6, 2020, in Book 2020 of Misc, Page 3284, Official Public Records, Deuel County, South Dakota. (Parcels I, II, III and IV)

Parcel I:

The North Half of the Northeast Quarter of Section 19, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II:

The Southwest Quarter, except the West 590 feet of the South 695 feet, all in Section 21, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel III:

The Northeast Quarter, less the South 922 feet of the East 751 feet, of Section 20, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel IV:

The Southwest Quarter of the Southeast Quarter of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W9

Fee Owner: Leon J. Spartz

The South Half of Section 14, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except that portion in the West Half of the Southwest Quarter conveyed for highway right-of-way purposes by Quit Claim Deed filed in Book 189 of Deeds on page 583.

W10

Fee Owner: Michael C. Fischer and Lois M. Fischer, as tenants-in-common

Parcel I:

The Southwest Quarter (SW1/4), the Northwest Quarter (NW1/4), and the Northeast Quarter (NE1/4) of Section 12, all in Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less the West Half of the West Half of the West Half (W1/2W1/2W1/2).

Parcel II:

The Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) and the Southwest Quarter (SW1/4) of Section 13, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, according to the government survey thereof.

W11

Fee Owner: Michael C. Fischer and Lois M. Fischer, as tenants-in-common

The West Half of the West Half of the West Half (W1/2W1/2W1/2) of Section 12, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W12

Fee Owner: Vincent J. Ries

Parcel 1:

The Northwest Quarter (NWl/4) of Section Seventeen (17), Township One Hundred Sixteen (116) North, Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota, except the North 33 Feet of the East Half of the Northwest Quarter (El/2 NWl/4) thereof.

The Southwest Quarter (SWl/4) of Section Seventeen (17), Township One Hundred Sixteen (116) North, Range Fifty-one (51), West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The Northwest Quarter (NWl/4), Section Twenty (20), Township One Hundred Sixteen (116) North, Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

The Southeast Quarter (SEl/4) of Section Eighteen (18), Township One Hundred Sixteen (116) North, Range Fifty (50) West of the 5th P.M., including Plat of Block 1 Benson Addition, located in the NE1/4SE1/4 of Section 18, Tl16N, R50W of the 5th P.M., Deuel County, South Dakota.

W13

Fee Owner: O. Fieber, LLC, a Limited Liability Corporation

Parcel 1

Northwest Quarter (NW1/4) of Section 8, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, less a part of Lot 1 of Goodwin Golf Course Addition and less that part of Chicago Avenue located therein.

Parcel 2

Southeast Quarter (SE1/4) of Section 8, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, including Lot H-13 located therein but less the north 1000 feet west of the County Highway 312 and less Lot H-l.

Parcel 3

South Half of the North Half of the Southwest Quarter (S1/2N1/2SW1/4); and the South Half of the Southwest Quarter (S1/2SW1/4), all of Section 15, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 4

Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) in Section 16, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W14

Fee Owner: Constance Stoebner, Benedict Thiewes, Virgil Thiewes, Bruce Thiewes, and Dean Thiewes; (as to Parcels 1-5)

Alan Thiewes, a life estate for his life (as to part of Parcel 4)

Parcel I: The Southeast Quarter of the Southeast Quarter of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II: The North Half of the Southeast Quarter of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel III: The Southwest Quarter of the Southeast Quarter of Section 16, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel IV: The North Half of the Southeast Quarter of Section 16, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel V: The Southwest Quarter of Section 16, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W15

Fee Owner: Walseth and Purcell Partnership

Parcel 1:

Northeast Quarter of the Southeast Quarter (NE1/4SE1/4) of Section 7, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

Southwest Quarter (SW1/4) of Section 13, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 3:

Lots 3 and 4, and the East Half of the Southwest Quarter (E1/2SW1/4) and the Southeast Quarter (SE1/4) of Section 31, Township 115 North, Range 49 West of the 5th P.M., Deuel County, South Dakota.

Parcel 4:

Southeast Quarter (SE1/4) and the Southwest Quarter (SW1/4) of Section 32, Township 116 North, Range 49 West of the 5th P.M., Deuel County, South Dakota.

W16

Fee Owner: Charles Appelhof and Paulette Appelhof, husband and wife, as joint tenants with right of survivorship and not as tenants in common subject to Chad C. Appelhof and Valynn M. Appelhof, husband and wife, vendee’s interest in a Contract for Deed

The Northwest Quarter of the Southeast Quarter (NW1/4SE1/4) and the East Half of the Southwest Quarter (E1/2SW1/4) and Lots 3 and 4 of Section 7, also described as Southwest Quarter (SW1/4) of Section 7 and Northwest Quarter of the Southeast Quarter (NW1/4SE1/4) of Section 7, all in Township 116 North, Range 50 West of the 5th P.M., Goodwin Township, Deuel County, South Dakota.

W17

Fee Owner: PARCELS I & II: Chad Appelhof and Valynn Appelhof, husband and wife, as joint tenants with right of survivorship and not as tenants in common

PARCEL III: Chad C. Appelhof and Valynn M. Appelhof, husband and wife, as joint tenants

PARCEL I:

The East Half of the Northeast Quarter (E1/2NE1/4), except the Northeast Quarter of the Northeast Quarter of the Northeast Quarter (NE1/4NE1/4NE1/4), Section 18, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

PARCEL II:

The West Half of the Northeast Quarter (W1/2NE1/4), Section 18, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

PARCEL III:

Fractional Northwest One-fourth (Fr.NW1/4), also described as the East One-half of the Northwest Quarter (E1/2NW1/4) and Government Lots 1 and 2, of Section 18, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, except the North 241 feet of the West 296 feet of said Northwest One-fourth (NW1/4).

W18

Fee Owner: Jeanette K. Spartz

The Southeast Quarter of Section 12, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

The North 40 acres of the Northeast Quarter of Section 15, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less a strip of land parallel to and adjoining the regular public road right-of-way along the East side of the Northeast Quarter (NE1/4) as described in Quit Claim Deed recorded July 15, 1958 in Book 191 at Page 4.

W19

Fee Owner: Leon N. Mack and Paula R. Mack, Trustees of the Leon N. Mack and Paula R. Mack Revocable Trust Agreement dated July 12, 2016

Parcel I:

Outlot 1 and Outlot 3 in the Northeast Quarter (NE1/4) of Section 29, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II:

The Northwest Quarter (NWl/4) of Section 29, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel III:

The Southwest Quarter (SW1/4) less Lot H-2 and less the West 985 Feet of the South 788 Feet and the East 145 Feet of the West 1130 feet of the South 603 Feet, Section 32 Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel IV:

Government Lot 2 and the Southeast Quarter of the Northwest Quarter (SE1/4NW1/4) also known as the South Half of the Northwest Quarter (S1/2NW1/4) and the Southeast Quarter (SEl/4), less Lot H-2 and less the East 140 Feet of the South 788 Feet of the Southeast Quarter (SEl/4), Section 31, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W20

Fee Owner: Glen Poppinga and Diana Poppinga as Trustees or their successors in trust under Poppinga Living Trust dated November 4, 2004, an undivided 1⁄2 interest Phyllis F. Breuer, Trustee, or her successors in trust, of the Francis D. Breuer Family Trust dated January 27, 2016, and any amendments thereto, an undivided 1⁄4 interest Phyllis F. Breuer, Trustee, or her successors in trust, of the Phyllis F. Breuer Survivor’s Trust dated January 27, 2016, and any amendments thereto, an undivided 1⁄4 interest

Parcel I:

The Northeast Quarter of Section 9, Township 116 North, Range 50 West, of the 5th P.M., Deuel County, South Dakota, less the East 180 feet of the South 242 feet of the North 468.50 feet and less a strip of land 50 feet in width on each side of the center line of the main track of the Chicago and Northwestern Railroad Company as said main track was originally located and established over and across Section 9 and extending easterly and from the North and South center line of Section 9, to a line parallel with and distant 462 feet East measured at right angles from said North & South center line of Section 9.

Parcel II:

The Southwest Quarter of Section 33, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, Less Lot H-1 and Lot H-2.

Parcel III:

The South Half of the Northeast Quarter and the North Half of the Southeast Quarter, less the South 920 feet of the East 575 feet of the North Half of the Southeast Quarter, Section 32, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W21

Fee Owner: Robert Lenards and Linda Lenards, Trustees or their successors in trust, under the Robert & Linda Lenards Living Trust, dated June 4, 2014, and any amendments thereto

The East Half of the Northeast Quarter of Section 36, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W22

Fee Owner: Ramona M. Spartz, aka Ramona Spartz, subject to Rodney P. Spartz and Julie A. Spartz, husband and wife, as joint tenants vendee’s interest in a Contract for Deed

Parcel I:

The Fractional South Half of the Southwest Quarter of Section 30, also described as Government Lot 4, and the Southeast Quarter of the Southwest Quarter of Section 30, Township 117 North, Range 50 West of the 5th P.M, Deuel County, South Dakota.

Parcel II:

The Northeast Quarter of Section 31, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W23

Fee Owner: Richard T. Sturm and Marita M. Sturm aka Marita Sturm, husband and wife, as joint tenants

Parcel 1:

Northwest Quarter (NW1/4); the East Half of the Southwest Quarter (E1/2SW1/4) and the West Half of the Southeast Quarter (W1/2SE1/4); all in Section 15, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

Northwest Quarter (NW1/4) of Section 20, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

West Half of the West Half (W1/2W1/2); the East Half of the Southwest Quarter (E1/2SW1/4) and the West Half of the Southeast Quarter (W1/2SE1/4); all in Section 28, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 4:

North Half of the Northwest Quarter (N1/2NW1/4) and the Northwest Quarter of the Northeast Quarter (NW1/4NE1/4) of Section 33, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W24

Fee Owner: Eileen T. Lindner as Trustee of the Eileen T. Lindner Trust dated April 20, 2016

The East Half of the Southeast Quarter of Section 28, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less Lot H-1.

W25

Fee Owner: Thomas E. Kolb and Emily A. Kolb, as joint tenants

Parcel I: The East Half of the Southeast Quarter (E1/2SE1/4) of Section 30, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II: The West Half of the Southeast Quarter (W1/2SE1/4) of Section 30, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota

W26

Fee Owner: DeLane J. Thyen and Catherine Thyen, Trustees, or an successor Trustee, of the DeLane and Catherine Thyen Family Trust dated September 17, 2007, and any amendments thereto, as to an undivided 1⁄2 interest

Unger Family Limited Liability Partnership, a South Dakota limited liability partnership, as to an undivided 1⁄2 interest

Parcel I:

The South Half of the Northeast Quarter, Section 25, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The North Half of the Southeast Quarter, Section 25, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel III:

The Southeast Quarter of the Southeast Quarter, Section 25, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W27

Fee Owner: Gary I. Jaeger and Dennis A. Jaeger, co-partners operating in the name of “Jaeger Farms”, a South Dakota Partnership

Parcel 1:

The North Half of Section 35, Township 117 North, Range 50 West of the 5th P.M. (Rome Township), Deuel County, South Dakota, less the East 122 feet of the West 1,426 feet of the South 565 feet and the East 198 feet of the West 1,624 feet of the South 312 feet, less the East 16 feet of the West 1,320 feet of the South 16.5 feet (Which is a part of Outlot 1), located in the Northwest Quarter, and except a strip of land 2 rods each side of a line starting from a point 74.5 feet west of the witness corner of Section 35, Township 117 North, Range 50 West of the 5th P.M. running 877 feet in southeasterly direction to a point 50.6 feet south of witness corner south of Northeast Corner of Section 35, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The Northeast Quarter of Section 28, Township 117 North, Range 50 West of the 5th P.M. (Rome Township), Deuel County, South Dakota, Less Jaeger Addition located in the Northeast Quarter of Section 28, Township 117 North, Range 50 West of the 5th P.M. (Rome Township), Deuel County, South Dakota.

Parcel 3:

The Northwest Quarter of Section 27, Township 117 North, Range 50 West of the 5th P.M. (Rome Township), Deuel County, South Dakota.

Parcel 4:

The Southwest Quarter, except the South 731 Feet of the West 1,326 Feet, all in Section 27, Township 117 North, Range 50 West of the 5th P.M. (Rome Township), Deuel County, South Dakota.

W28

Fee Owner: William E. Lindner

Parcel 1:

The North Half of the Southeast Quarter of Section 20, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The Southwest Quarter of Section 20, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

The East Half of the Northwest Quarter of Section 29, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W29

Fee Owner: John M. Fieber and Pamela J. Fieber, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The Northwest Quarter of Section 28, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W30

Fee Owner: Michael A. Gibson

Parcel 1:

The Northeast Quarter of Section 29, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The Southeast Quarter of Section 20, Township 117 North, Range 50 West of the 5th P.M., Except the West 1,270 feet of the South 905 feet thereof, Deuel County, South Dakota.

W31

Fee Owner: Edward J. Raml and Anita M. Raml, husband and wife, as joint tenants (as to Parcel I) Edward J. Raml (as to Parcel II)

Parcel I:

The Northwest Quarter of Section 25, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The Southwest Quarter of the Southeast Quarter of Section 24, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W32

Fee Owner: Robert G. Sturm and Charlotte Sturm, husband and wife, as joint tenants, subject to LeRoy A. Mack, vendee’s interest in a Contract for Deed

Parcel 1:

The Northwest Quarter (less the West 18 rods thereof), of Section 21, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The Southwest Quarter of Section 21, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W33

Fee Owner: Peter Fieber and Terri Fieber, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The Southwest Quarter of Section 21, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W34

Fee Owner: Kenneth P. Raml a/k/a Kenneth Paul Raml

Parcel I:

The South Half of the North Half (S1/2N1/2) and the North Half of the South Half (N1/2S1/2), both of which are located in the Northwest Quarter (NW1/4) of Section 24, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The West Half of the Northeast Quarter (W1/2NE1/4) of Section 24, Township 117 North, Range 51 West of the 5th P.M., less RC Tower Addition, Codington County, South Dakota.

Parcel III:

The Northwest Quarter of the Southeast Quarter (NW1/4SE1/4) of Section 24, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel IV:

The North Half of the North Half of the Northwest Quarter (N1/2N1/2NW1/4) of Section 24 in Township 117 North of Range 51 West of the 5th P.M., Codington County, South Dakota.

W35

Fee Owner: Rose Mary Haan (as to Parcel I)

Rose Mary Steen, f/k/a Rose Mary Scott (as to Parcel II)

Parcel I:

The Southwest Quarter of Section 24, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The Northeast Quarter of Section 23, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W36

Fee Owner: LeAnn M. Swenson and Todd L. Swenson, wife and husband, as joint tenants

The North Half of Section 20, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W37

Fee Owner: David Hulscher aka David G. Hulscher and Margaret Hulscher aka Margaret A. Hulscher aka Peggy Hulscher, husband and wife, as joint tenants with right of survivorship and not as tenants in common (as to Parcels 1, 2, 3 and 4)

Parcel 1:

The West Half of the Southwest Quarter, and the East Half of the Southwest Quarter, all in Section 17, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The West Half of the Northeast Quarter, and the East Half of the Northeast Quarter, all in Section 18, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 3:

The Southeast Quarter of Section 18, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 4:

The North Half of the Northeast Quarter of Section 19, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W38

Fee Owner: Thomas J. Raml and Melda B. Raml, husband and wife, as to a life estate

Vincent R. Raml, as to the remainder

The Southeast Quarter of Section 13, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, subject to public right of way.

W39

Fee Owner: Robert F. Raml and Deborah M. Raml, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The Northwest Quarter of Section 18, Township 117 North, Range 50 West of the 5th P.M., in Rome Township, Deuel County, South Dakota.

W40

Fee Owner: Edward J. Raml and Anita M. Raml, husband and wife, as joint tenants

Parcel I:

The Southwest Quarter of Section 8, Township 117 North, Range 50, West of the 5th P.M., less the North 33 Feet as recorded in Book 57 of Deeds on Page 387, and less road right of way, Deuel County, South Dakota.

Parcel II:

Government Lots 3 and 4 and the East Half of the Southwest Quarter, also known as, the Fractional Southwest Quarter of Section 18, Township 117 North, Range 50, West of the 5th P.M., Deuel County, South Dakota.

W41

Fee Owner: Ramona K. Pesek and Rick A. Pesek, wife and husband, as joint tenants with the right of survivorship and not as tenants in common

The Southeast Quarter of Section 17, Township 117 North, Range 50 West of the Fifth Principal Meridian, Deuel County, State of South Dakota, Excepting therefrom the West 429 feet of the South 1,014.5 feet therefrom.

W42

Fee Owner: Greg J. Gibson and Joan M. Gibson

Tract 1

Parcel 1

The Northwest Quarter (NW1/4) of Section 14 in Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota

And

Parcel 2

South Half of the Northeast Quarter (S1/2NE1/4) and the East Half of the Southeast Quarter (E1/2SE1/4) of Section 15, Township 117 North, Range 51 West of the 5th P.M. Codington County, South Dakota.

Tract 2

The Northeast Quarter, less Lot H-1, of Section 21, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W43

Fee Owner: The Gibson Family Limited Partnership, subject to the equitable interest to purchase title to the land created by that Contract for Deed dated March 30, 2011 between The Gibson Family Limited Partnership, seller, and Gregory J. Gibson and Joan Gibson, husband and wife, buyer, recorded on April 6, 2011 in Book 423 of Deeds on Page 3967.

Parcel 1:

The West Half (W1/2) of Section 13, Township 117 North, Range 51 West of the 5th P.M., less 1 acre located in the Southeast corner of the Southwest Quarter (SW1/4), and described in Deed recorded in Book 41 of Deeds on Page 525, Codington County, South Dakota.

Parcel 2:

The Southwest Quarter (SW1/4) of Section 12, except that portion conveyed for highway right of way purposes by Quit Claim Deed filed in Book 83 of Deeds on Page 170, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W44

Fee Owner: Kyro R. Lantsberger Trust, dated September 16, 2016

The Northeast Quarter (NE1/4) of Section 13, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W45

Fee Owner: Thomas J. Raml and Melda B. Raml, husband and wife, as to a life estate Charles H. Raml and Vincent R. Raml, as tenants in common, as to the remainder

Tract 1

The Northeast Quarter of Section 14, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Tract 2

The South Half of the Southwest Quarter, less the North 580 feet of the South 990 feet of the East 525 feet of Section 24, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W46

Fee Owner: Richard E. Nicolai Revocable Living Trust and Jeune L. Nicolai Revocable Living Trust

The Northeast Quarter of Section 17, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W47

Fee Owner: Vincent R. Raml and Karen L. Raml, husband and wife, as joint tenants

The Southeast Quarter of Section 12, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W48

Fee Owner: Dale H. Plunkett and Phillip L. Plunkett, as joint tenants

The Northwest Quarter (NW1/4), less the South 2 Rods and the West Half of the Northeast Quarter (W1/2 NE1/4), less the South 2 Rods, in Section 12, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W49

Fee Owner: Gilbert C. Larson, Jr. aka Gilbert Larson, Jr.

Parcel 1:

The Northwest Quarter of the Northeast Quarter of Section 7, Township 117 North, Range 50 West, of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The North Half of the Northwest Quarter of Section 7, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 3:

The Southwest Quarter of Section 31, Township 118 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

W50

Fee Owner: The Gibson Family Limited Partnership

The West Half (W1/2) and the North Half of the Southeast Quarter (N1/2SE1/4) of Section 1, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

East Half of the Northwest Quarter (E1/2NW1/4); the South Half of the Southwest Quarter (S1/2SW1/4); the Northeast Quarter of the Southwest Quarter (NE1/4SW1/4); and the South Half of the Southeast Quarter (S1/2SE1/4), all in Section 36, Township 118 North, Range 51, West of the 5th P.M., Codington County, South Dakota.

W51

Fee Owner: Gilbert C. Larson, Jr.

Parcel 1:

The Southwest Quarter (SW1/4) of Section 6, Township 117 North, Range 50 West, of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The Northwest Quarter (NW1/4) of Section 6, Township 117 North, Range 50 West, of the 5th P.M., Deuel County, South Dakota, LESS AND EXCEPT the South 396 feet of the North 1,696 feet of the West 460 feet of the Fractional Northwest Quarter (FrNW1/4) of said Section 6.

Parcel 3:

The West Half of the Southeast Quarter (W1/2SE1/4) of Section 6, Township 117 North, Range 50 West, of the 5th P.M., Deuel County, South Dakota.

W52

Fee Owner: William A. Comes and Carol M. Comes a/k/a Carol Comes, husband and wife, as joint tenants

The South Half of the Northeast Quarter (S1/2NE1/4), and Lots 1 and 2, and the East Half of the Northwest Quarter (E1/2NW1/4), all in Section 4, Township 117 North of Range 51 West of the 5th P.M., Codington County, South Dakota, less the South 260 feet of the North 1,177 feet of the East 350 feet of Lot 1.

W53

Fee Owner: Leon N. Mack and Paula R. Mack, Trustees of the Leon N. Mack and Paula R. Revocable Trust Agreement dated July 12, 2016

Lots 1 and 2, and the South Half of the Northeast Quarter, and the Southeast Quarter, less Roadway, all in Section 2, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W54

Fee Owner: Mark Comes and Jill Comes, Trustees or their successors in trust, under the Mark & Jill Comes Living Trust, dated April 9, 2014, and any amendments thereto

Parcel I:

The East Half (E1/2) of Section 35, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The West Half of the Northwest Quarter (W1/2NW1/4) AND the Northwest Quarter of the Southwest Quarter (NW1/4SW1/4) of Section 36, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W55

Fee Owner: Parcel I: Thomas J. Dagel and Carol K. Dagel, as joint tenants with right of survivorship and not as tenants in common

Parcel II & III: Tom Dagel a/k/a Thomas J. Dagel and Carol Dagel a/k/a Carol K. Dagel, husband and wife, as joint tenants

Parcel IV: Thomas J. Dagel and Carol K. Dagel, as joint tenants and not as tenants in common with full right of survivorship

Parcel I:

The Southwest Quarter (SW1/4) of Section 35, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The Northwest Quarter (NW1/4), and the North Half of the Northeast Quarter (N1/2NE1/4) of Section 34, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel III:

The Southeast Quarter (SE1/4) less Lot H-1, the East Half of the Southwest Quarter (E1/2SW1/4), and the South Half of the Northeast Quarter (S1/2NE1/4) less Lot H-1 in the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4), all in Section 33, Township 118 North, Range 51 West, of the 5th P.M., Codington County, South Dakota.

Parcel IV:

The South Half of the Northeast Quarter (S1/2NE1/4) of Section 34, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W56

Fee Owner: James N. Haan

The North Half of the Southeast Quarter (N1⁄2SE1⁄4) and the Northeast Quarter (NE1⁄4) of Section 36, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W57

Fee Owner: Mark L. Fransen

Parcel I:

The Southeast Quarter (SE1/4) of Section 23, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel II:

The East Half (E1/2) of Section 27, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except portion conveyed for highway right of way purposes by Quit Claim Deed filed in Book 185 on page 58 in the Northeast Quarter of Section 27, Except that portion conveyed for school purposes by Warranty Deed filed in Book H on page 231 in the Southeast Quarter of Section 27, Except the Plat of Fransen Addition (Unrecorded) in the North Half of the Northeast Quarter of Section 27, and Except the Plat of Fransen Second Addition (Unrecorded) in the South Half of the Southeast Quarter of Section 27.

W58

Fee Owner: William E. Lindner and Cheryl H. Lindner, husband and wife, as joint tenants

The Southwest Quarter (SWl/4) of Section Twenty-six (26), Township One Hundred Eighteen (118) North, Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota, less a strip of land parallel to and adjoining the regular Public Road right-of-way for Highway right-of-way purposes, as conveyed in the Deed filed in Book 185 of Deeds on Page 63.

W59

Fee Owner: Mark Comes and Jill Comes, Trustees or their successors in trust, under the Mark & Jill Comes Living Trust, dated April 9, 2014, and any amendments thereto

The East Half (E1/2) of Section 26, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less road right of way.

W60

Fee Owner: Clyde L. Stricherz

The Northwest Quarter (NW1/4) of Section 26, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W61

Fee Owner: Kenneth C. Dagel and Kathleen M. Dagel, as joint tenants; Thomas J. Dagel and Carol K. Dagel, as joint tenants; and The Trustee of the John F. Dagel and Marlis E. Dagel Family Trust, dated July 31, 2014, or any restatements executed thereafter

Parcel I:

The Northwest Quarter (NW1/4) of Section 25, Township 118 North, Range 51 West of the 5th P.M., less the plat of DAGEL HERITAGE ADDITION, in Codington County, South Dakota.

Parcel II:

The South Half of the North Half of the Northeast Quarter (S1/2N1/2NE1/4) of Section 25, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W62

Fee Owner: Joyce A. Evjen (Grant County); Joyce A. Evjen (Codington County)

Northeast Quarter (NE1/4) of Section 30, Township 118 North, Range 50 West of the 5th P.M., Grant County, South Dakota, LESS AND EXCEPT the West 550 feet of East 1170 feet of North 1750 feet of the said Northeast Quarter (NE1/4); and

The Northwest Quarter, (also described as East Half of the Northwest Quarter (E1/2NW1/4) and Government Lots 1 and 2), of Section 30, Township 118 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

The North Half of the North Half of the Northeast Quarter (N1/2N1/2NE1/4) of Section 25, in Township 118 North, of Range 51 West of the 5th P.M., Codington County, South Dakota.

W63

Fee Owner: Halverson Family Living Trust created by Declaration of Trust dated March 18, 1997, Keith J. Halverson and Caroline R. Halverson, initial co-trustees

The Northeast Quarter (NE1/4) of Section 23, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W64

Fee Owner: Darwin E. Mack and Mary L. Mack, husband and wife, as joint tenants

Parcel 1:

The North Half of the Southeast Quarter of Section 28, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 2:

The South Half of the Southwest Quarter of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel 3:

The South Half of the Southeast Quarter of Section 19, Township 116 North, Range 50 West of the 5th P.M., except that portion in Permit for Extra Right of Way filed in Book 30 of Miscellaneous on page 141, Deuel County, South Dakota.

Parcel 4:

The Northwest Quarter of Section 20, Township 116 North, Range 50, West of the 5th P.M., Deuel County, South Dakota.

Parcel 5:

The North Half of the Northeast Quarter of Section 30, Township 116 North, Range 50 West of the 5th P.M., except that portion in Permit for Extra Right of Way filed in Book 30 of Miscellaneous on page 140, Deuel County, South Dakota.

W65

Fee Owner: Michael L. Fieber, a single person

The Southwest Quarter of Section 8, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W66

Fee Owner: Tamra L. Hanten Ching, Michael A. Gibson and Tara A. Gibson, Trustees, or their successors in trust, under the Michael & Tara Gibson Living Trust, dated January 24, 2019, and Todd J. Hanten, subject to a life estate retained by Ginger L. Hanten and granted to Leo E. Hanten spouse of Ginger L. Hanten

The Fractional Northwest Quarter (FrNW1/4) [also described as Government Lots 3 and 4 and the South Half of the Northwest Quarter (S1/2NW1/4)] less H-2; and less Outlot A in Government Lot 4, all in Section 5, Township 116 North, Range 50, West of the 5th P.M., (Goodwin Township), Deuel County, South Dakota.

AND

The Southwest Quarter (SW1/4), except a strip of land deeded to Goodwin Township by deed recorded in Book 35 on Page 166 and except a track of land consisting of .37 acres located in “Goodwin Golf Course Addition to the Town of Goodwin” located in Deuel County, South Dakota, as shown on Plat 77D, all of Section 5, Township 116 North, Range 50, West of the 5th P.M., (Goodwin Township), Deuel County, South Dakota.

W67

Fee Owner: Donald J. Fischer and Jo Anne Fischer, husband and wife, as joint tenants, not as tenants in common with full right of survivorship

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and the West 120 rods of the Northeast Quarter (NE1/4) plus the West 10 rods of the East 40 rods of the North 10 rods all in Section 13, Township 116, Range 51 West of the 5th P.M., Codington County, South Dakota.

W68

Fee Owner: Vincent J. Ries

The South Half of the Northwest Quarter and The Southwest Quarter of Section 15, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W69

Fee Owner: Robert Lenards and Linda Lenards, Trustees or their successors in trust, under the Robert & Linda Lenards Living Trust, dated June 04, 2014, and any amendments thereto

The East Half of the Northwest Quarter and the Southwest Quarter of the Northeast Quarter of Section 33, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W70

Fee Owner: Michael L. Fieber, Parcels 1 and 2; Arthur Dirksen and Marianna Dirksen, husband and wife as joint tenants, Parcel 3

Parcel I:

The South Half of the Southeast Quarter (S1/2SE1/4) of Section 7, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II:

The North Half of the Northwest Quarter (N1/2NW1/4) and Southwest Quarter of the Northwest Quarter (SW1/4NW1/4) of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, except the plat of Fieber First Addition located therein.

Parcel III:

Fieber First Addition located in the Northwest Quarter (NW1/4) of Section 17, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, according to the recorded plat thereof.

W71

Fee Owner: Barbara J. Gronseth

South Half of the South Half of the Northwest Quarter (S1/2S1/2NW1/4) of Section 24 in Township 117 North of Range 51 West of the 5th P.M., Codington County, South Dakota.

W72

Fee Owner: Michael H. Hauger and Jarah L. Hauger, Trustees of the Hauger Living Trust dated August 20, 2018, and any amendments thereto, subject to a right of first refusal interest of Danial Hauger and Robert Hauger

The North Half of the North Half of the Southwest Quarter (N1/2N1/2SW1/4) of Section 24, Township 117, Range 51, West of the 5th P.M., Codington County, South Dakota.

W73

Fee Owner: Thomas J. Raml and Melda B. Raml, as to a life estate and Rowan Mack, as to the remainder

The South Half of the North Half of the Southwest Quarter of Section 24, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W74

Fee Owner: Gilbert Larson, Jr.

The Northeast Fractional Quarter (NEFr1/4) of Section 1, in Township 117 North, of Range 51 West of the 5th P.M., Codington County, South Dakota

W75

Fee Owner: Cary L. Stricherz

The Northwest Quarter of Section 35, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W76

Fee Owner: Brian D. Comes and Lisa L. Comes, husband and wife, as joint tenants

The Northwest Quarter (NW1/4) of Section 33, Township 118 North, Range 51, West of the 5th P.M., less Lot H-1, Codington County, South Dakota

W77

Fee Owner: Jerry Whitney

The Northeast Quarter (NE1/4) of Section 28, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, except highway right of way.

W78

Fee Owner: La Verne B. Stricherz and Barbara J. Stricherz Revocable Trust, dated March 19, 2019

Parcel III:

The Northwest Quarter (NWl/4) and the Northwest Quarter of the Southwest Quarter (NW1/4SW1/4), Section Twenty-seven (27), Township One Hundred Eighteen (118) North, Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota, less a strip of land for Highway Right-of-Way as deeded in Book 185 on Page 72.

W79

Fee Owner: Julia Ann Stricherz, Trustee of the Julia Ann Stricherz Revocable Trust, dated December 12, 1997

Parcel 1:

The East Half of the Southeast Quarter (E1/2 SE1/4); The East Half of the Northwest Quarter (E1/2 NW1/4) and the West Half of the Northeast Quarter (W1/2 NE1/4), all in Section 22, Township 117 North, Range 51, West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The Northeast Quarter (NE1/4) of Section 27, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W80

Fee Owner: Terry Grothaus

The West Half of the Northwest Quarter (W1/2NW1/4) of Section 33 in Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W81

Fee Owner: Jeffrey M. Lenards

The East Half of the Northeast Quarter of Section 12, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

W82

Fee Owner: Rodney P. Spartz and Julie A. Spartz, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The North Half of the Northeast Quarter, Except the West 475 feet of the North 460 feet thereof, of Section 32, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

W83

Fee Owner: Joyce Gerberding

The Northeast Quarter of the Northeast Quarter of the Northeast Quarter (NE1/4NE1/4NE1/4), of Section 18, Township 116 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

TR1

Fee Owner: Mark L. Fransen

The East Half (E1/2) of Section 27, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, Except portion conveyed for highway right of way purposes by Quit Claim Deed filed in Book 185 on page 58 in the Northeast Quarter of Section 27, Except that portion conveyed for school purposes by Warranty Deed filed in Book H on page 231 in the Southeast Quarter of Section 27, Except the Plat of Fransen Addition (Unrecorded) in the North Half of the Northeast Quarter of Section 27, and Except the Plat of Fransen Second Addition (Unrecorded) in the South Half of the Southeast Quarter of Section 27.

TR2

Fee Owner: La Verne B. Stricherz and Barbara J. Stricherz Revocable Trust, dated March 19, 2019

That part of the Northwest Quarter (NW1/4) of Section Twenty-Seven (27), Township One Hundred Eighteen (118) North, Range Fifty-One (51) West of the 5th P.M., Codington County, South Dakota, less a strip of land for Highway Right-of-Way as deeded in Book 185 on Page 72, described as follows: COMMENCING at the northeast corner of said Northwest Quarter; thence South 02 degrees 12 minutes 08 seconds East, assumed bearing, along the east line of said Northwest Quarter, a distance of 49.51 feet to a point on the south highway right of way line for County Road 6 as deeded in Book 185, Page 72, said point also being the POINT OF BEGINNING; thence continuing South 02 degrees 12 minutes 08 seconds East along said east line, a distance of 320.53 feet; thence North 26 degrees 06 minutes 49 seconds West, a distance of 353.03 feet to a point on said south highway right of way line for County Road 6; thence North 88 degrees 40 minutes 51 seconds East along said south highway right of way line, a distance of 143.11 feet to the POINT OF BEGINNING.

TR3

Fee Owner: GTV Land & Cattle Co., Inc.

Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) and the West Half (W1/2) of in Section 22, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less Railroad Right-of-Way and Highway Right-of-Way.

TR4

Fee Owner: Joel Koustrup

Parcel 1:

Northwest Quarter (NW1/4), of Section 15, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

The Northeast Quarter (NE1/4) of Section 15, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota, less a strip of land parallel to and adjoining the regular public road right-of-way, along the East side of the said Northeast Quarter (NE1/4)

Parcel 3:

The Southwest Quarter (SW1/2) of Section 15, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

TR5

Fee Owner: Dewey L. Zemlicka, Raynelle J. Mueller and Bryan A. Zemlicka, as joint tenants and not as tenants in common; subject to a life estate reserved by Dewey L. Zemlicka

Parcel 1:

The Southeast Quarter of the Northeast Quarter (SE1/4NE1/4), the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4) and the North Half of the Northeast Quarter (N1/2NE1/4) of Section 9, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

Section 10, less the Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) thereof, and less highway right of way, in Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

The North Half (N1/2) of Section 11, less 1 acre in the Northeast Corner of the Northwest Quarter (NW1/4), Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

TR6

Fee Owner: Crowned Ridge Wind, LLC

The Plat of Zemlicka Addition in the West Half of the Northwest Quarter, Section 11, Township 188 North, Range 51 West of the 5th P.M. recorded in Book OP, Page 804, June 4, 2019, in Codington County, South Dakota.

T1

Fee Owner: Dewey L. Zemlicka, Raynelle J. Mueller and Bryan A. Zemlicka, as joint tenants and not as tenants in common; subject to a life estate reserved by Dewey L. Zemlicka

Parcel 1:

The Southeast Quarter of the Northeast Quarter (SE1/4NE1/4), the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4) and the North Half of the Northeast Quarter (N1/2NE1/4) of Section 9, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

Section 10, less the Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) thereof, and less highway right of way, in Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

The North Half (N1/2) of Section 11, less 1 acre in the Northeast Corner of the Northwest Quarter (NW1/4), Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

T2

Fee Owner: Lynn K. Waege and Lana L. Waege, husband and wife, as joint tenants (as to Parcels 1, 2 and 3)

Lynn K. Waege and Lana L. Waege, as joint tenants (as to Parcel 4)

Commitment No.: 17000332008-1131220-WFA

Parcel 3:

South Half of the Southeast Quarter (S1/2SE1/4) of Section 35, Township 119 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 4:

East Half of the Southeast Quarter of Section 2, Township 118 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

T3

Fee Owner: Daron A. Zemlicka and Valerie K. Zemlicka, as joint tenants and not as tenants in common (as to Parcels 1 & 2)

Bryan A. Zemlicka and Torie J. Zemlicka, as joint tenants with full right of survivorship, and not as tenants in common (as to Parcel 2)

Parcel I: The Northeast Quarter (NE1/4), less Waege Addition, in Section Two (2), Township One Hundred Eighteen (118) North of Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota.

Parcel II: The Northwest Quarter (NW1/4) of Section Five (5), in Township One Hundred Eighteen (118) North of Range Fifty-one (51) West of the 5th P.M., Codington County, South Dakota.

T4

Fee Owner: Gordon B. Stormo and Beth L. Stormo, husband and wife, as joint tenants

The South 150 feet of the Southwest Quarter (SW 1/4) of Section 36, Township 119 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

T5

Fee Owner: Douglas Stormo and Dianna Stormo, husband and wife, as joint tenants, subject to the Life Estate of Beverly F. Stormo

The South 150 Feet of the South Half of the Southeast Quarter (S1/2SE1/4) of Section 36, Township 119 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

T6

Fee Owner: Kevin Krakow and Cynthia Krakow, husband and wife, as joint tenants with rights of survivorship

150 feet by 150 feet in the Southwest corner of Section 31, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T7

Fee Owner: Mary B. Ruhr, LouAnn S. Desrosier, Janice E. Ageton, Benita F. Ruhr, Francis A. Ruhr and Linette L. Churchill, as tenants in common

Southeast One-fourth (SE1/4) of the Northwest One-fourth (NW1/4) and Government Lots Three (3), Four (4), and Five (5), in Section Six (6), Township One Hundred Eighteen (118) North, Range Fifty (50) West of the 5th P.M., Grant County, South Dakota.

T8

Fee Owner: Mary M. Krakow as Trustee of the Mary M. Krakow Revocable Trust dated July 14, 2004

Government Lots 1 and 2, and the South Half of the Northeast Quarter of Section 6, Township 118 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T9

Fee Owner: Nancy Amberg, Virginia Evjen, Bryan Evjen, Lucille Mans and Lowell Evjen, as tenants in common, subject to the life estate interest of Joyce A. Evjen

The fractional Northwest Quarter (frl. NW1/4), also described as Government Lots 3 and 4 and the South Half of the Northwest Quarter (S1/2NW1/4) of Section 5, Township 118 North, Range 50 West of the 5th P.M., Grant County, South Dakota

T10

Fee Owner: Kris Pekelder and Ryan Pekelder as tenants in common

Government Lots One (1), Two (2), and Three (3), and the NE1/4NE1/4, the SW1/4NE1/4, the SE1/4SW1/4 and the W1/2SE1/4 of Section Thirty-two (32), and Government Lot One (1) of Section Thirty-three (33), Township One Hundred Nineteen (119) North, Range Fifty (50) West of the 5th P.M., Grant County, South Dakota.

T11

Fee Owner: Gary D. Sonstegard and Elaine M. Sonstegard, Trustees, or their Successors in Trust, under the Gary D. Sonstegard Revocable Trust and any amendments thereto, AND Elaine M. Sonstegard and Gary D. Sonstegard, Trustees, or their Successors in Trust, under the Elaine M. Sonstegard Revocable Trust and any amendments thereto

The Southeast Quarter of the Southwest Quarter, all in Section 28, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T12

Fee Owner: Gary D. Sonstegard and Elaine M. Sonstegard, Trustees, or their Successors in Trust, under the Gary D. Sonstegard Revocable Trust and any amendments thereto, AND Elaine M. Sonstegard and Gary D. Sonstegard, Trustees, or their Successors in Trust, under the Elaine M. Sonstegard Revocable Trust and any amendments thereto

Parcel 1:

South 200 feet of the Southeast Quarter of the Northwest Quarter (SE1/4NW1/4) of Section 33, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

North Half of the Northwest Quarter (N1/2NW1/4) of Section 33, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T13

Fee Owner: C. D. Farm, Inc.

The Southeast Quarter (SE1/4) of Section 28, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota

T14

Fee Owner: Duane A. Dolen and Donna J. Dolen, as joint tenants with full right of survivorship and not as tenants in common

The West Half of the Northwest Quarter (W1/2NW1/4), except Lot 1, Hansen’s Addition, and the West Half of the Southwest Quarter (W1/2SW1/4), all in Section 27, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota

T15

Fee Owner: John L. Fox and Susan E. Fox, husband and wife, as tenants in common

The North 500 feet of the Southeast Quarter of the Southwest Quarter (SE1⁄4SW1⁄4), the South Two Hundred (200) feet of the Northeast Quarter of the Southwest Quarter (NE1⁄4SW1⁄4) and the North Two Hundred (200) feet of the South Half of the Southeast Quarter (S1⁄2SE1⁄4) of Section 27, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T16

Fee Owner: Larry Schultz, Susan Gonzales, Debra Christensen and Pamela Nelson, as tenants in common and not as joint tenants with right of survivorship

Parcel 1:

The Northeast Quarter (NE1/4) of Section 27, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The North Half of the Southeast Quarter (N1/2SE1/4) of Section 27, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

Parcel 3:

The West Half (W1/2), except Lot 1 of Harold Schultz Addition, of Section 26, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T17

Fee Owner: Elizabeth J. Schulte and David D. Schulte, as joint tenants with right of survivorship

All of the Southwest Quarter of Section 23, Township 119 North, Range 50 West of the 5th P.M., including Lot 3 of Berg’s Fourth Addition but excluding Lot 1 of the Northwest Quarter of the Southwest Quarter and Lots 1 and 2 of Berg’s Fourth Addition, Grant County, South Dakota.

T18

Fee Owner: Gary Granquist and Kathy Granquist, trustees, or their successors in trust, under the Gary and Kathy Granquist Living Trust dated May 09, 2011

Parcel 1:

SE1/4, except 2 acres deeded for road purpose, and except St. Paul, Minneapolis and Manitoba Railway Company rights-of-way, recorded in Deed Record 8, page 283 and in Deed Record 30, page 46, and except 1 rod deeded for road purposes, all in Section 23, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota

Parcel 2:

NE1/4, except Outlot 1 in the SW1/4NE1/4, also known as: Commencing at the southwest corner of said quarter section, thence North 16 rods, thence East 11 rods, thence South 16 rods, thence West 11 rods, and except the South 1 rod of said quarter section used for a road, and except Lot H-1 deeded to the State of South Dakota, all in Section 23, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

Parcel 3:

SW1/4, except 2 rods deeded for road purposes and except St. Paul, Minneapolis and Manitoba Railway Company right-of-way, in Section 24, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota

Parcel 4:

N1/2N1/2NW1/4 of Section 25, Township 119 North, Range 50 West of the 5th P.M., lying North of the railroad right of way, Grant County, South Dakota.

T19

Fee Owner: Berkner Revocable Trust dated March 6, 2015

Parcel 1:

The North Half of the Northeast Quarter (N1/2NE1/4), except Lot H-1, the Southwest Quarter of the Northeast Quarter (SW1/4NE1/4); the Northwest Quarter of the Southeast Quarter (NW1/4SE1/4); the South Half of the Southeast Quarter (S1/2SE1/4), the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4), except railroad right-of-way, all in Section 24, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota

Parcel 2:

All that part of the North Half (N1/2) of Section 25 lying South of the Great Northern Railroad Company, except that part of the Northwest Quarter (NW1/4) lying North of the Railroad Right of Way of the Great Northern Railway Company, and all that part of the Northeast Quarter (NE1/4), lying North of the right-of-way of the Great Northern Railway Company, all in Section 25, Township 119 North, Range 50 West of the 5th P.M., Grant County, South Dakota.

T20

Fee Owner: William L. Street and Joan L. Street, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The East Half of the Northwest Quarter and Government Lots 1 and 2, of Section 19, Township 119 North, Range 49 West of the 5th P.M., Except Lot 1 and Lot 2 of Leddy’s First Addition in the Northwest Quarter of the Northwest Quarter of Section 19, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T21

Fee Owner: Charles R. Wollschlager and Tammy J. Wollschlager, husband and wife, as joint tenants with right of survivorship and not as tenants in common

Parcel 1:

The Northeast Quarter (NE1/4), except Lot 1, Morrison Subdivision, in Section 19, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

Lot 1, Morrison Subdivision, located in the Northeast Quarter (NE1/4) of Section 19, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

PARCELS 1 AND 2 ALSO DESCRIBED AS:

The Northeast Quarter (NE1/4) of Section 19, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T22

Fee Owner: Daniel B. Leddy, a single person

The West Half of the Northeast Quarter (W1/2NE1/4) and West Half of the Southeast Quarter (W1/2SE1/4), except property deeded to Madison Township at Deed Record 38, page 536, and except Lot H-1 in the West Half of the Southeast Quarter (W1/2SE1/4), in Section Eighteen (18), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota.

T23

Fee Owner: Dennis D. Schmig and Joanne F. Schmig, husband and wife, as joint tenants with right of survivorship

Parcel 1:

The Southwest Quarter (SW1/4) of Section Eight (8), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The South Half of the Southeast Quarter (S1/2SE1/4), and the Southeast Quarter of the Southwest Quarter (SE1/4SW1/4) of Section Seven (7), Township One Hundred (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota

T24

Fee Owner: David R. Dorsett and Marilyn Y. Dorsett, husband and wife, as joint tenants with right of survivorship

The West Half of the Southeast Quarter (W1/2 SE1/4) and the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section 8, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T25

Fee Owner: Kenneth A. Anderson and Rhonda J. Anderson, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The East Half of the Southwest Quarter (E1/2SW1/4) and the Southwest Quarter of the Southwest Quarter (SW1/4SW1/4) of Section 9, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T26

Fee Owner: Ray Gill Ranch LLP, a Limited Liability Partnership

The Southeast Quarter of Section 9, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T27

Fee Owner: Richard R. Mielitz, as Trustee, or his successors in trust, under the Richard R. Mielitz Living Trust dated August 6, 2009, and any amendments thereto,

Douglas Mielitz, as Trustee, or his successors in trust, under the Douglas Mielitz Living Trust dated August 6, 2009, and any amendments thereto, and

Jonathan J. Mielitz, as Trustee, or his successors in trust, under the Jonathan J. Mielitz Living Trust dated August 6, 2009, and any amendments thereto

The North Half (N1/2) of Section 15, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T28

Fee Owner: Linda K. Morton, Gary Morton, Larry R. Morton and Jerry B. Morton, as tenants in common, as to Parcel 1 and 3;

and

Gary Morton and Shelia Morton, husband and wife, as joint tenants with right of survivorship and not as tenants in common, as to Parcel 2; and

Parcel 1:

The North Half of the Northwest Quarter (N1/2NW1/4), except Lot One (1) Morton Subdivision, of Section Fourteen (14), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

Lot 1, Morton Subdivision, located in the North Half of the Northwest Quarter (N1/2NW1/4) of Section Fourteen (14), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota.

Parcel 3:

The Southeast Quarter (SE1/4) of Section Ten (10), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota

T29

Fee Owner: Earl B. Dikstaal and Carolea H. Dikstaal, husband and wife, as joint tenants with the right of survivorship and not as tenants in common

Parcel 1:

The Northwest Quarter (NW1/4) of Section 11, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The Southwest Quarter (SW1/4) of Section 11, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T30

Fee Owner: Marjorie Ann Mielitz

NW1/4 of Section Twelve (12), Township One Hundred Nineteen (119) North, Range Forty-nine (49) West of the 5th P.M., Grant County, South Dakota.

T31

Fee Owner: Schneck Real Estate Limited Partnership, a South Dakota limited liability partnership

Parcel 1:

The West 150 feet of the West Half of the Southwest Quarter of Section 1, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The North 150 feet of the Northwest Quarter (NW1/4) of Section 15, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota, EXCEPT the West 1260 feet thereof and exclusive of County Right of Way, if any.

Parcel 3:

The West 150’ of the Southwest Quarter (SW1/4), Except Lot 1, Moser Subdivision, of Section 15, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

Parcel 4:

The South 150 feet of the East Half of the Southwest Quarter and Government Lots 3 and 4, Except Lot 1, Scheel’s Heritage Acres Subdivision located in Government Lot 4 and the Southeast Quarter of the Southwest Quarter of Section 19, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

Parcel 5:

The South 150 feet of the West Half of the Southeast Quarter of Section 19, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

Parcel 6:

The South 600’ of the West Half, Except Lot 1 of Al Schneck Addition, and Except the portion of the one acre of land in the Southwest corner of the Southwest corner of the West Half for cemetery use, of Section 11, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T32

Fee Owner: Sharon M. Wollman and Debra K. Higginbotham, Trustees or their successors in trust, under the Gordon Johnson Land Trust, dated April 10, 2014

Government Lot 4; W1/2 of Government Lot 3; SW1/4NW1/4; and W1/2SE1/4NW1/4 of Section 1, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T33

Fee Owner: Kenneth D. Damerow and Joyce L. Krause, as tenants in common

Parcel 1:

The E1/2 of the SW1/4 and Government Lots 3 and 4, except 17’ strip, parallel and adjacent to road, and except Lot 1, Damerow Farm Subdivision, located in Government Lot 4, Section 31, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The South Half of the Southwest Quarter of Section 36, Township 120 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

Parcel 3:

The South Half of the Southeast Quarter of Section 36, Township 120 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T34

Fee Owner: Clifford L. Steinlicht and Margaret A. Steinlicht, as Trustees of the Steinlicht Real Estate Trust

Government Lots 1 and 2, including the East 300 feet of the North 150 feet of Government Lot 1, (also known as the West Half of the Northwest Quarter (W1/2NW1/4), of Section 31, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T35

Fee Owner: Phyllis F. Henze, trustee of the Phyllis F. Henze Revocable Trust dated May 14, 1998

Lot 2 of Henze Farm Addition, according to the plat recorded February 16, 2016 in Plat Case 4, Page 31, also described as the South Half of the Southwest Quarter (S1/2SW1/4) of Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T36

Fee Owner: Gwen Henze Nicholas, a married woman

North Half of the Southwest Quarter (N1/2SW1/4) (also described as the Northeast Quarter of the Southwest Quarter (NE1/4SW1/4) and Government Lot 3) of Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T37

Fee Owner: Marty J. Christian

The Northwest Quarter (also described as the East Half of the Northwest Quarter (E1/2NW1/4) and Government Lots 1 and 2) of Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota;

LESS the East Half of the Northwest Quarter (E1/2NW1/4) of Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota;

ALSO LESS Lot 3, CHRISTIAN SUBDIVISION, located in Government Lots 1 and 2 in Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

ALSO DESCRIBED AS:

Lots 1, 2 and 4, CHRISTIAN SUBDIVISION, located in Government Lots 1 and 2 in Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T38

Fee Owner: Richard E. Scheel and Linda K. Webb, as tenants in common

Lot 1, Scheel’s Heritage Acres Subdivision in Government Lot 4 and in SE1/4SW1/4 of Section 19, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T39

Fee Owner: Julie Loree Ludwig and Brian Ludwig, wife and husband, as joint tenants with right of survivorship and not as tenants in common

The East Half of the Southeast Quarter of Section 19, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T40

Fee Owner: James Donald Davis and Karen M. Davis, husband and wife as joint tenants with right of survivorship and not as tenants in common

The Northeast Quarter of Section 19, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T41

Fee Owner: Pauli Farms, Inc., a South Dakota corporation

Parcel 1:

The North Half of the Northwest Quarter (N1/2NW1/4) of Section Twenty (20), Township One Hundred Twenty (120) North, Range Forty-eight (48) West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The North Half of the Northeast Quarter (N1/2NE1/4) of Section Twenty (20), Township One Hundred Twenty (120) North, Range Forty-eight (48) West of the 5th P.M., Grant County, South Dakota.

T42

Fee Owner: Mark Charles Angerhofer, Lori Jean Pehrson, Lisa Lea Huntsman, and Mary Kay Lundt

The Northwest Quarter (NW1/4) of Section 21, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota

T43

Fee Owner: Bert J. Loehrer and Amy Loehrer, Trustees, or their successors in trust, under the Bert J. Loehrer Revocable Living Trust, dated August 15, 2019 an undivided one-half interest,

Amy Loehrer and Bert J. Loehrer, Trustees, or their successors in trust, under the Amy Loehrer Revocable Living Trust, dated August 15, 2019 an undivided one-half interest

Commitment No.: 17000332008-1192160

The Northeast Quarter (NE1/4), except the South 30 rods of the East 40 rods of SE1/4NE1/4; and a strip of land 10 rods wide extending along the north boundary of the SE1/4, except the East 40 rods, all in Section 21, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota

T44

Fee Owner: David Schneck Real Estate Limited Partnership, a South Dakota limited partnership

The Southeast corner of the South Half of the Southeast Quarter (S1/2SE1/4) of Section 16, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota

T45

Fee Owner: Calvin M. Moser and Linda K. Moser, husband and wife, as joint tenants with rights of survivorship

The West 1,260 feet of the Northwest Quarter (NW1/4) of Section 15, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T46

Fee Owner: Gerald Bury and Nichole Bury, Trustees, or their successors in trust, under the Gerald Bury Revocable Living Trust dated January 19, 2017, as to an undivided 1⁄2 interest Nichole Bury and Gerald Bury, Trustees, or their successors in trust, under the Nichole Bury Revocable Living Trust dated January 19, 2017, as to an undivided 1⁄2 interest

The Northeast Quarter (NE1/4) of Section 15, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota

T47

Fee Owner: Mark Karels

The North Half of the Northwest Quarter (N1/2NW1/4), all in Section 14, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T48

Fee Owner: Michael D. Johnson and Nancy J. Johnson, husband and wife, as joint tenants with right of survivorship and not as tenants in common

Parcel 1:

Lot 1, Johnson Farm Subdivision in the Southeast Quarter (SE1/4), The Southwest Quarter of the Northeast Quarter (SW1/4NE1/4) and Government Lots 1 and 2 in Section 11, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

SE1/4, except Lot 1, Granite View Subdivision and except that part of Lot 1, Johnson Farm Subdivision located therein, all in Section 11, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T49

Fee Owner: Rocky Meadows, Inc., a corporation

The East 400 feet of the East Half, except Lot H-1, of Section Two (2), Township One Hundred Twenty (120) North, Range Forty-eight (48) West of the 5th P.M., Grant County, South Dakota.

T50

Fee Owner: Joyce A. Lambert, single

Government Lots 2, 3, 4, 5, 6, 7 and 8 in Section 1, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T51

Fee Owner: Timothy W. Hartsoch and Joyce A. Hartsoch, husband and wife, joint tenants with rights of survivorship and not as tenants in common

Government Lot 2 in Section 35, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T52

Fee Owner: Bryan D. Hooth

White’s Addition located in Government Lots 4 and 5 of Section 35, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T53

Fee Owner: Donald R. Van Veen and Margaret A. Veen, as tenants in common

The North Half of the Northwest Quarter (N1/2NW1/4), the Southeast Quarter of the Northwest Quarter (SE1/4NW1/4) and Lots 4 and 5, EXCEPT White’s Addition in Government Lots 4 and 5, in Section 35, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota

T54

Fee Owner: David J. Van Veen a/k/a David Van Veen and Carmen L. Van Veen, husband and wife, as joint tenants with full rights of survivorship and not as tenants in common

Parcel 1:

The South Half of the Southwest Quarter (S1/2SW1/4) of Section 26, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

The North Half of the Southwest Quarter (N1/2SW1/4), except Railroad right-of-way and except Lot H-1, Section 26, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

Parcel 3:

Lot 1, Lund Subdivision, located in the East Half of the Northwest Quarter (E1/2NW1/4) of Section 26, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T55

Fee Owner: Jeremiah McFarland and Vanessa McFarland, husband and wife, tenants with rights of survivorship and not as tenants in common

That portion of the Northeast Quarter (NE1/4) lying south of railroad right-of-way and Lot H-1, except McFarland Addition, in Section 26, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T56

Fee Owner: Lyle L. Schultz and Phyllis I. Schultz, as joint tenants with right of survivorship and not as tenants in common

The Northwest Quarter (NW1/4), except railroad right-of-way, in Section 25, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T57

Fee Owner: David W. Ellingson and Debra K. Ellingson, husband and wife

The Southeast Quarter of the Southwest Quarter, except Lot H-2 thereof, in Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

The Southwest Quarter of the Southeast Quarter, less Railroad and Highway Right of Way, all in Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

The Northeast Quarter of the Southwest Quarter, except railroad right-of-way and except Lots H-1 and H-2, in Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T58

Fee Owner: Marilyn Streich, seller, subject to a Contract for Deed with Gregory H. Streich and Jane Streich, husband and wife, as joint tenants with right of survivorship and not as tenants in common, buyer, dated 11/16/2012, recorded in Deed Record 115, page 774 on 11/19/2012 as Document #224781.

The South Half of the Northeast Quarter (S1/2 NE1/4) and the North Half of the Southeast Quarter (N1/2 SE1/4), [except railroad right-of-way, and except Lot H-1 in the North Half of the Southeast Quarter (N1/2 SE1/4); Lot H-1 in the South Half of the Northeast Quarter (S1/2 NE1/4); and Lot One (1), Streich Subdivision in the Northeast Quarter (NE1/4), and Lots 1 and 2, Big Stone American Legion Addition in the County of Grant located in the Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4), all in Section Twenty-four (24), Township One Hundred Twenty-one (121) North, Range Forty-seven (47) West of the 5th P.M., Grant County, South Dakota, consisting of 122 acres, more or less.

T59

Fee Owner: Seth J. Henrich and Jacob M. Henrich, as joint tenants with rights of survivorship and not as tenants in common (as to Parcel 1)

Jody A. Hormann, William R. Schelberg and Chad R. Schelberg, each as joint tenants with right of survivorship and not as tenants in common, subject to life estate of Carla A. Schelberg (as to Parcel 2)

Parcel 1:

Lot 2, of the Plat of Lots 1 and 2, Schelberg Addition, located in the Northwest Quarter of the Northeast Quarter of Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

Parcel 2:

Lot 1, of the Plat of Lots 1 and 2, Schelberg Addition, located in the Northwest Quarter of the Northeast Quarter of Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

T60

Fee Owner: The Shannon E. Berg Living Trust dated January 20, 2011

North Half of the Southeast Quarter (N1/2SE1/4), the East Half of the Southwest Quarter (E1/2SW1/4) and Government Lots 3 and 4, all in Section 19, Township 119 North, Range 49, West of the 5th P.M.., Grant County, South Dakota.

T61

Fee Owner: Kenneth A. Anderson and Rhonda J. Anderson, husband and wife, as joint tenants with right of survivorship and not as tenants in common

Parcel 1:

The North Half of the Northeast Quarter (N1/2NE1/4) of Section 16, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota

Parcel 2:

The Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) of Section 16, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota

T62

Fee Owner: Kevin Gordon Pederson and Debra Jean Pederson, brother and sister, as joint tenants with the right of survivorship, and not as tenants in common

East Half of the West Half (E1⁄2W1⁄2) of Section 10, Township 119 North, Range 49 West of the

5th P.M., Madison Township, Grant County, South Dakota.

T63

Fee Owner: George L. Mertens and Julie A. Mertens, husband and wife, as joint tenants with right of survivorship and not as tenants in common

The Northeast Quarter (NE1/4) of Section 11, Township 119 North, Range 49 West of the 5th P.M., Grant County, South Dakota.

T64

Fee Owner: David Schneck Real Estate Limited Partnership, a South Dakota limited partnership

Lot 3, Christian Subdivision located in Government Lots 1 and 2 in Section 30, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T65

Fee Owner: Morris A. Van Lith and Diane M. Van Lith, husband and wife, as joint tenants with right of survivorship and not as tenants in common

Government Lots 3 and 4, except Lot H-1, in N1/2NE1/4 of Section 11, Township 120 North, Range 48 West of the 5th P.M., Grant County, South Dakota.

T66

Fee Owner: Kraig Haase

Government Lot 1 in Section 35, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

Fee 2

Fee Owner: Crowned Ridge Wind II, LLC

Lot 1, Schellberg Addition, in the Northwest Quarter of the Northeast Quarter of Section 24, Township 121 North, Range 47 West of the 5th P.M., Grant County, South Dakota.

L1

Fee Owner: Larry M. Cole and Diana M. Cole, Co-Trustees of the Larry M. Cole and Diana M. Cole Revocable Trust, under a Trust Agreement dated January 31, 2014

Parcel 1:

North Half of the Northeast Quarter (N1⁄2NE1⁄4) of Section 34, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 2:

Northwest Quarter (NW1⁄4) of Section 34, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

Parcel 3:

Southwest Quarter (SW1⁄4), LESS the West 200 feet of the East 1752 feet of the South 337 feet of Section 34, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota, LESS “Lot H-1 of the Southwest Quarter (SW1⁄4), Township 117 North, Range 51 West of the 5th P.M.” and previously acquired Public Road Right of Way.

Parcel 4:

South Half of the Northeast Quarter (S1⁄2NE1⁄4) of Section 34, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

L2

Fee Owner: Parcel I: Calvin J. Mack and Bridget I. Mack, husband and wife, as joint tenants with right of survivorship and not as tenants in common; Parcel II: Calvin Mack and Bridget I Mack, husband and wife, as joint tenants

West Half of the Southeast Quarter (W1⁄2SE1⁄4), Section 23, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

LESS the Harry Mack Addition.

North 158’ of the South 2100’ of the West 180’ of the East 1880’ of the Southeast Quarter (SE1⁄4) and the North 30’ of the South 2100’ of the East 1700’ of the Southeast Quarter (SE1⁄4) of Section 23, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

TOGETHER with the benefits of an Easement granted in Warranty Deed recorded June 13, 2011 in Book 423, Page 4212, with the Register of Deeds in Codington County, South Dakota, for the purposes of ingress and egress for the use of the driveway on the East Half of the Southeast Quarter (E1⁄2SE1⁄4) in Section 23, Township 117 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

L3

Fee Owner: Hanten’s Dairy, Inc., a South Dakota corporation

Northeast Quarter (NE1⁄4) and the Southeast Quarter (SE1⁄4) of Section 24, Township 116 North, Range 51 West of the 5th P.M., Codington County, South Dakota.

L4

Fee Owner: Michael Raml

Parcel I:

The Fractional South Half of the Northwest Quarter, also described as Government Lot 2 and the Southeast Quarter of the Northwest Quarter, and the West 14 acres of the Southwest Quarter of the Northeast Quarter, all in Section 7, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota.

Parcel II:

The West 660 Feet of the Southeast Quarter of Section 7, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, except that portion conveyed for road purposes by Deed filed in Book 57 of Deeds on page 251.

Parcel III:

The East 660 Feet of the West 1320 Feet of the Southeast Quarter of Section 7, Township 117 North, Range 50 West of the 5th P.M., Deuel County, South Dakota, except that portion conveyed for road purposes by Deed filed in Book 57 of Deeds on page 251.

2.	The following described real property, situate, lying and being in the Counties of Codington and Grant, to wit:

Dakota Range Wind Farm – O&M Building

Lot 2, of the Plat of Lots 1 and 2 of Fransen Subdivision, located in the Southeast Quarter and the South Half of the Southwest Quarter of Section 1, Township 120 North, Range 52 West of the Principle Meridian, Grant County, South Dakota.

PIN 11.52.01.3002

Dakota Range Wind Farm

SD-DKR-121

Jabe Kahnke, Trustee of the Jabe Kahnke Living Trust

PIN 11.52.22.4000

THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN HIGHWAY USE DEED, DATED DECEMBER 11, 1973, RECORDED MARCH 14, 1974 IN BOOK 83, PAGE 446, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT H-4 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 9.30 ACRES, MORE OR LESS

SD-DKR-155

Jerald C. Olson

PIN 04.52.35.4000

THE SOUTHEAST QUARTER OF SECTION 35, TOWNSHIP 121 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-174

Allen R. Richter, Trustee of the Allen R. Richter Trust

Beth B. Richter, Trustee of the Beth B. Richter Trust

PIN 04.52.36.2000

THE EAST HALF OF THE NORTHWEST QUARTER AND THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-181

Robert Lenards and Linda Lenards, Trustees of the Robert & Linda Lenards Living Trust

PIN 04.52.36.1000 & PIN 04.52.36.2001

PARCEL 1

THE EAST HALF OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED NOVEMBER 17, 1939, RECORDED APRIL 9, 1941 IN BOOK 59, PAGE 258, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY

DESCRIBED AS FOLLOWS: A STRIP OF LAND 17 FEET WIDE, OVER AND ACROSS THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST, GRANT COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJACENT TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SECTION 36, SAID STRIP OF LAND BEING 17 FEET WIDE AND 1331.1 FEET LONG AND EXTENDING FROM THE EAST AND WEST QUARTER LINE OF SAID SECTION 36, TO THE EAST AND WEST 1/16TH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, CONTAINING 0.52 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED NOVEMBER 17, 1939, RECORDED APRIL 9, 1941 IN BOOK 59, PAGE 258, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 17 FEET WIDE, OVER AND ACROSS THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST, GRANT COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJACENT TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SECTION 36, SAID STRIP OF LAND BEING 17 FEET WIDE AND 2610.3 FEET LONG AND EXTENDING FROM THE SOUTH BOUNDARY LINE OF THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE NORTH SIDE OF SAID SECTION 36, TO THE EAST AND WEST QUARTER LINE OF THE NORTHEAST QUARTER OF SAID SECTION 36, CONTAINING 1.02 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED NOVEMBER 17, 1939, RECORDED APRIL 9, 1941 IN BOOK 59, PAGE 259, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 17 FEET WIDE, OVER AND ACROSS THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST, GRANT COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJACENT TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SECTION 36, SAID STRIP OF LAND BEING 17 FEET WIDE AND 1298.1 FEET LONG AND EXTENDING FROM THE EAST AND WEST 1/16TH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, TO THE NORTH BOUNDARY LINE OF THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE SOUTH SIDE OF SECTION 36, CONTAINING 0.51 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED MARCH 26, 1979, RECORDED JANUARY 13, 1981 IN BOOK 90, PAGE 17, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:A STRIP OF LAND 17 FEET WIDE ON THE NORTH SIDE OF THE NORTH HALF OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE WEST HALF OF THE NORTHWEST QUARTER AND THE WEST HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER, SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED MARCH 26, 1979, RECORDED JANUARY 13, 1981 IN BOOK 90, PAGE 17, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 17 FEET WIDE ON THE NORTH SIDE OF THE NORTH HALF OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST, GRANT COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

LOT 1 OF SUBSTATION ADDITION IN THE WEST HALF OF THE NORTHWEST QUARTER OF SECTION 36, TOWNSHIP 121 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-212

Carol L. Ferguson

PIN 11.51.06.4000

THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-222

Beverly Fransen (Section 1 and S/2 SE/4 and Lot 5 of Section 2)

Richard Fransen (Lots 3 & 4 of Section 2 and S/2 SE/4 and NE/4 SE/4 Section 11 and Section 14)

Richard Fransen and Beverly Fransen (SW/4 and S/2 NW/4 Section 11)

Otter Tail Power Company, a Minnesota corporation and Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a Delaware corporation (NE/4 NE/4 Section 14)

PIN 11.52.01.4000 and 11.52.01.4001

PIN 11.52.02.4000

PIN 11.52.11.4100

PIN 11.52.14.2000

PIN 11.52.14.1000 and 11.52.14.1100

PARCEL 1

THE SOUTHEAST QUARTER AND THE SOUTH HALF OF THE SOUTHWEST QUARTER, ALSO KNOWN AS LOTS 1 AND 2 OF THE FRANSEN SUBDIVISION, OF SECTION 1, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE SOUTH HALF OF THE SOUTHEAST QUARTER AND LOTS 3, 4 AND 5 OF SECTION 2, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 3

THE SOUTH HALF OF THE SOUTHEAST QUARTER AND THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 11, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 4

THE NORTH HALF OF THE NORTHWEST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 5

THE NORTHEAST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-259

Allen C. Amdahl

PIN 05.51.31.1100 and 05.51.31.2000

PARCEL 2

THE NORTHWEST QUARTER DESCRIBED AS GOVERNMENT LOTS 1 AND 2 AND THE EAST HALF OF THE NORTHWEST QUARTER AND THE NORTH 1,640 FEET OF THE NORTHEAST QUARTER, ALSO DESCRIBED AS THE NORTH 100 ACRES OF THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

AND

LOT 3, FRANK AND BRENDA REDLIN SUBDIVISION IN THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-263

Richard E. Huppler and Virginia D. Huppler, Trustees of the Richard E Huppler and Virginia D. Huppler Revocable Living Trust

PIN 11.51.17.1000 and 11.51.17.4000

THE EAST HALF OF SECTION 17, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-264

Bertha Rochholz Jordan

PIN 09.51.09.2000

PIN 09.51.04.3000

PARCEL 1

LOT 1 OF SECTION 9, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED IN HIGHWAY USE DEED, DATED JUNE 18, 1973, RECORDED SEPTEMBER 14, 1973 IN BOOK 83, PAGE 171, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS:LOT H-5 IN LOT 1 OF SECTION 9, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 0.02 ACRES, MORE OR LESS, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973, SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

LOTS 4 AND 5 AND THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED IN HIGHWAY USE DEED, DATED JUNE 18, 1973, RECORDED SEPTEMBER 14, 1973 IN BOOK 83, PAGE 171, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS:LOT H-5 IN LOTS 4 AND 5 OF SECTION 4, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 8.29 ACRES, MORE OR LESS, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-265

Leslie W. Gooch, Jr.

PIN 09.51.05.4000

THE SOUTHEAST QUARTER OF SECTION 5, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-269

Tyler Grabow and Hilary Grabow, Joint Tenants

PIN 05000000101190522100000

RECORD NO. 1148

PIN 05000000201190521100000

RECORD NO. 1152

PIN 05000000201190522100000

RECORD NO. 1153

PARCEL 1

GOVERNMENT LOTS 3 AND 4 AND THE SOUTH HALF OF THE NORTHWEST QUARTER, ALSO DESCRIBED AS THE NORTHWEST QUARTER OF SECTION 1, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PARCEL 2

GOVERNMENT LOTS 1 AND 2 AND THE SOUTH HALF OF THE NORTHEAST QUARTER, ALSO DESCRIBED AS THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

GRABOW ADDITION LOCATED IN GOVERNMENT LOT 1 OF THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PARCEL 3

THE NORTHWEST QUARTER OF SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

Blooming Valley Grain Farms, Inc., a South Dakota corporation

PIN 11.52.11.1000

PIN 11.52.11.3100

PARCEL 1

THE NORTHEAST QUARTER OF SECTION 11, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE EAST HALF OF THE SOUTHWEST QUARTER, THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 11, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-282

Richard Fransen

PIN 11.52.11.4000

PARCEL THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 11, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-285

The Sybil E. Schafer Estate

PIN 11.52.01.2000

THE SOUTH HALF OF THE NORTHWEST QUARTER AND THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONSISTING OF 160 ACRES MORE OR LESS

SD-DKR-286

Betty Erickson and Karla Orthaus, Successor Trustees of the Sybil E. Schafer Trust

PIN 11.52.27.1000

THE NORTHEAST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED IN HIGHWAY USE DEED, DATED JUNE 12, 1973, RECORDED SEPTEMBER 14, 1973 IN BOOK 83, PAGE 169, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS: LOT H-1 IN THE NORTHEAST QUARTER OF SECTION 27, TOWNSHIP 120- NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 11.72 ACRES, MORE OR LESS, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-290

Joel C. Purdy

PIN 11.52.02.1000

PIN 11.52.01.3100

PARCEL 1

THE SOUTH HALF OF THE NORTHEAST QUARTER AND NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 2, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 160 ACRES MORE OR LESS

PARCEL 2

THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 1, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINICPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 80 ACRES, MORE OR LESS

SD-DKR-297

Allen C. Amdahl

PINS 05000000301190521200000 and 05000000301190521100000

RECORD NOS. 1159 and 13886

PIN 05.51.31.3000

PIN 05.51.31.4000

PIN 11.52.26.3200

PARCEL 1

THE SOUTHEAST QUARTER AND LOTS 1 AND 2 AND THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 3, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-1 IN THE NORTHEAST QUARTER AND THE SOUTHEAST QUARTER OF SECTION 3, TOWNSHIP 119 NORTH, RANGE 52, WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PARCEL 2

THE SOUTHWEST QUARTER OF SECTION 31, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

PARCEL 3

THE SOUTHEAST QUARTER OF SECTION 31, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

THE NORTH HALF OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, SECTION 31, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION

PARCEL 4

LOTS 2 AND 3, DUMMANN SECOND SUBDIVISION IN THE SOUTH HALF OF SECTION 26, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-299

Paul W. Dummann and Melanie Dummann, Joint Tenants

PIN 05.51.32.3000

THE SOUTHWEST QUARTER OF SECTION 32, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-300

Paul W. Dummann and Melanie Dummann, Joint Tenants *

Subject to Contract for Deed to Ashley Dummann and Kimberly Dummann

PIN 05.51.33.3000

THE NORTH HALF OF THE SOUTHWEST QUARTER AND THE SOUTH HALF OF THE SOUTHWEST QUARTER, ALL IN SECTION 33, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN HIGHWAY USE DEED DATED JUNE 22, 1973, RECORDED SEPTEMBER 14, 1973 IN BOOK 83, PAGE 170, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT H-4 IN THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973, SAID LOT H-4 CONTANS 0.14 ACRES, MORE OR LESS

SD-DKR-301

Richard Pike and Diane Pike, Joint Tenants

PIN 11.52.14.3000

THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-304

Allen Heuer and Amanda Heuer, Joint Tenants

PIN 11.52.27.3000

THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-4 IN THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO EVANGELISCHE LUTHERISCHE ST. JOHANNES YEMEINDE OF MAZEPPA IN WARRANTY DEED, DATED FEBRUARY 2, 1900, RECORDED FEBRUARY 6, 1900 IN BOOK 24, PAGE 202, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST, THENCE RUNNING EAST 22 RODS, THENCE NORTH 14 RODS, THENCE WEST 22 RODS, THENCE SOUTH 14 RODS TO PLACE OF BEGINNING AND BEING A PARCEL OF LAND 14 X 22 RODS IN SIZE

SD-DKR-305

Emil Mack (Section 1)

Renee G. Mack (Section 12)

PIN 05000000101190523100000

RECORD NO. 1149

PIN 05000001201190522100000

RECORD NO. 1183

THE SOUTHWEST QUARTER OF SECTION 1, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

AND

THE NORTHWEST QUARTER, SECTION 12, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SD-DKR-308

Darrold R. Kaaz as Trustee of the Darrold R. Kaaz Revocable Trust, an undivided 1/2 interest

Judy A. Kaaz as Trustee of the Judy A. Kaaz Revocable Trust, an undivided 1/2 interest

PIN 11.52.27.2000

THE EAST HALF OF THE NORTHWEST QUARTER AND LOTS 1 AND 2, IN SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN HIGHWAY USE DEED, DATED JUNE 6, 1973, RECORDED AUGUST 14, 1973 IN BOOK 83, PAGE 114, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT H-3 IN THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973, SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA, SAID LOT H-3 CONTAINS 11.67 ACRES, MORE OR LESS

SD-DKR-310

Anton P. Mack

PIN 11.52.35.4000

PIN 11.52.35.1000

PARCEL 1

THE SOUTHEAST QUARTER OF SECTION 35, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO FRANKLIN E. SCHMELING AND DIANNE B. SCHMELING

IN WARRANTY DEED, DATED SEPTEMEER 8, 1997, RECORDED SEPTEMBER 12, 1997 IN BOOK 105, PAGE 392, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND MORE PARTICULARLY DESCRIBED AS: LOT 1, SCHMELING SUBDIVISION, LOCATED IN THE SOUTHEAST QUARTER OF SECTION 35, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-312

Darlis Heuer (Section 2)

Darlis Lynn Heuer (Sections 2 & 11)

PIN 05000000201190523100000

RECORD NO. 1154

PIN 05000001101190522100000

RECORD NO. 1179

PARCEL 1

THE SOUTH HALF OF THE SOUTHWEST QUARTER, THE SOUTH HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER, ALL IN SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHWEST QUARTER OF SECTION 11, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SD-DKR-318

Cheryl A. Retterath

PIN 11.52.26.2000

PIN 11.52.34.1000

PARCEL 1

THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-1 OUT OF SECTION 34, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

GIESE ADDITION PLATTED OUT OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, ACCORDING TO PLATS ON FILE AND OF RECORD IN PLAT ENVELOPE #739 AND IN PLAT CASE 2 #149C, IN THE OFFICE OF THE REGISTER OF DEEDS OF GRANT COUNTY, SOUTH DAKOTA

SD-DKR-320

Galen Zemlicka and Janet Zemlicka, Joint Tenants

PIN 11.52.14.4000

PIN 11.52.23.1000

PARCEL 1

THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, MAZEPPA TOWNSHIP, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-321

Loren David

PIN 11.51.18.1000

THE NORTH HALF OF SECTION 18, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDAIN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN RECEIVER’S DEED DATED SEPTEMBER 6, 1939, RECORDED JUNE 2, 1941 IN BOOK 58, PAGE 420, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICIULARLY DESCRIBED AS FOLLOWS: LOT H-1 MORE FULLY DESCRIBED AS A STRIP OF LAND 17 FEET WIDE OVER AND ACROSS THE NORTHWEST QUARTER OF SECTION 18, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 1.05 ACRES, MORE OR LESS, AS SHOWN BY PLAT MADE BY E W MEEKER, REGISTERED LAND SURVEYOR, UNDER DATE OF AUGUST 24, 1939, WHICH PLAT IS NOW ON FILE IN THE OFFICE OF THE REGISTER OF DEEDS OF GRANT COUNTY, SOUTH DAKOTA

SD-DKR-322

Estate of Leonard D. Stengel

PIN: 11.51.17.2000

THE NORTHWEST QUARTER OF SECTION 17, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-323

Eugene W. Noeldner and Leone A. Noeldner, Joint Tenants

PIN 05000001301190523100000

RECORD NO. 1188

PINS 05000001401190521100000

RECORD NO. 1189

PARCEL 1

THE SOUTHWEST QUARTER OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-1 OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CODINGTON COUNTY, SOUTH DAKOTA IN QUIT CLAIM DEED DATED MARCH 15, 1999, RECORDED MARCH 19, 1999, IN BOOK 395, PAGE 158, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A TRACT OF LAND ACQUIRED FOR HIGHWAY PURPOSES IN THE SOUTHWEST QUARTER OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA, CONTAINING 0.10 ACRES, MORE OR LESS

PARCEL 2

NORTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

THE SOUTH 320 FEET OF THE NORTH 1,647 FEET OF THE EAST 208 FEET OF THE NORTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA, SUBJECT TO HIGHWAY RIGHTS

SD-DKR-324

Francis Wohlleber

PIN 11.51.07.2000

PIN 11.51.07.3000

PARCEL 1

THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, MAZEPPA TOWNSHIP, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-327

Paul Dummann and Melanie Dummann, Joint Tenants *

Subject to a Contract for Deed to Andrew Larson and Rebecca Larson, Joint Tenants

PIN: 11.52.26.3000

PARCEL 1

THE SOUTHWEST QUARTER OF SECTION 26, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOTS 1, 2 AND 3, DUMMANN SECOND SUBDIVISION, IN THE SOUTH HALF OF SECTION 26, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-328

Leon L. Gapp Trustee, U/D/T

PIN 11.51.06.3000

LOTS 6 AND 7 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 6, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-330

Wohlleber Brothers, a South Dakota partnership (Section 12)

Wohlleber Brothers Partnership, a South Dakota partnership (Section 22)

PIN: 11.52.12.1000

PIN: 11.52.22.1100

PARCEL 1

THE NORTH HALF OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER AND THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN HIGHWAY USE DEEDS, DATED JANUARY 4, 1974, JANURAY 9, 1974 AND JANUARY 10, 1974, RECORDED FEBRUARY 14, 1974 IN BOOK 84, PAGES 194, 195 AND 196, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA

LOT H-2 IN THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973; SAID LOT H-2 CONTANIS 2.87 ACRES, MORE OR LESS

SD-DKR-331

Blooming Valley Grain Farms, Inc., a South Dakota corporation (Section 7)

Blooming Valley Grain Farm, Inc., a South Dakota corporation (Section 13)

PIN 11.52.13.1000 and 11.52.13.4000

PIN 11.51.07.4000

PARCEL 1

THE EAST HALF OF SECTION 13, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT 1 WOHLLEBER SUBDIVISION OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

AND

THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-332

James B. Berg and Susan J. Berg, Joint Tenants

PIN 05000001201190523100000

RECORD NO. 1184

PIN 05000001301190522110000

RECORD NO. 17301

THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

AND

THE NORTHWEST QUARTER, SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

THE NORTH 709.5 FEET OF THE WEST 924 FEET IN SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRNCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SD-DKR-336

Ronald R. Capp and Joyce M. Capp, Joint Tenants

PIN 11.52.15.4100

PIN 11.52.15.4000

PIN 11.52.15.1100

PIN 11.52.15.1000

PARCEL 1

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 2

THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER AND LOTS 3 AND 4 OF SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-3, IN LOTS 3 AND 4, OF SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 3

LOT 2, SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-2, SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PARCEL 4

GOVERNMENT LOT 1, SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-1, SECTION 15, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-337

Gloria J. Letrud., Trustee of the Gloria J. Letrud Revocable Trust

PIN 05000002301190521100000

RECORD NO. 1233

PIN 05000001401190524100000

RECORD NO. 1194

PARCEL 1

THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CODINGTON COUNTY IN WARRANTY DEED DATED JANUARY 23, 1937, RECORDED APRIL 26, 1937 IN BOOK 123, PAGE 457, PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJOINING TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE NORTH SIDE OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SAID STRIP OF LAND BEING 8-1/2 FEET WIDE AND 2607.2 FEET LONG AND EXTENDING FROM THE NORTH AND SOUTH QUARTER LINE IN SAID SECTION 23 TO THE WEST BOUNDARY LINE OF THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SAID SECTION 23 AND CONTAINING 0.51 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED OCTOBER 11, 1954, RECORDED NOVEMBER 4, 1954 IN BOOK 175, PAGE 330, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND, OVER AND ACROSS THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 119 NORTH, RANGE 52 WEST IN CODINGTON COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS

LOT H-1 IN THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN IN CODINGTON COUNTY, SOUTH DAKOTA AS SHOWN BY PLAT MADE BY H.C. REMPFER, REGISTERED LAND SURVEYOR, UNDER DATE OF SEPTEMBER 24, 1954, SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, CODINGTON COUNTY, SOUTH DAKOTA, SAID LOT H-1 CONTAINS 2.51 ACRES, MORE OR LESS

PARCEL 2

THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CODINGTON COUNTY IN WARRANTY DEED DATED JANUARY 23, 1937, RECORDED APRIL 26, 1937 IN BOOK 123, PAGE 457, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJOINING TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE SOUTH SIDE OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SAID STRIP OF LAND BEING 8-1/2 FEET WIDE AND 2607.2 FEET, MORE OR LESS, LONG AND EXTENDING FROM THE NORTH AND SOUTH QUARTER LINE IN SAID SECTION 14 TO THE WEST BOUNDARY LINE OF THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SAID SECTION 14 AND CONTAINS 0.51 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED OCTOBER 11, 1954, RECORDED NOVEMBER 4, 1954 IN BOOK 175, PAGE 330, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND, OVER AND ACROSS THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST IN CODINGTON COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS

LOT H-1 IN THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN IN CODINGTON COUNTY, SOUTH DAKOTA AS SHOWN BY PLAT MADE BY H.C. REMPFER, REGISTERED LAND SURVEYOR, UNDER DATE OF SEPTEMBER 24, 1954, SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, CODINGTON COUNTY, SOUTH DAKOTA, SAID LOT H-1 CONTAINS 2.51 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CODINGTON COUNTY IN WARRANTY DEED DATED MARCH 13, 1999, RECORDED MARCH 19, 1999 IN BOOK 395, PAGE 157, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A TRACT OF LAND TO BE ACQUIRED FOR HIGHWAY PURPOSES IN THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN LESS LOT H-1, CONTAINING 0.10 ACRES, MORE OR LESS

SD-DKR-338

Mark Kriesel

PIN 11.52.27.4000

PIN 11.52.34.2000

PARCEL 1

THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN HIGHWAY USE DEED, DATED FEBRUARY 11, 1974, RECORDED APRIL 24, 1974 IN BOOK 83, PAGE 511, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT H-2 IN THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 27, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, AS SHOWN BY PLAT MADE BY WALLACE L. LARSEN, REGISTERED LAND SURVEYOR, UNDER DATE OF FEBRUARY 12, 1973, SAID PLAT TO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS, GRANT COUNTY, SOUTH DAKOTA, SAID LOT H-2 CONTAINS 11.67 ACRES, MORE OR LESS

PARCEL 2

THE WEST HALF OF SECTION 34, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOTS H-3 AND H-4 OF SECTION 34, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SD-DKR-339

Patrick Springer as Trustee of the Patrick Springer Trust

Administratrix’s Deed, Book 103, Page 250

Corporate Warranty Deed, Book 112, Page 701

Warranty Deed, Book 116, Page 578

PARCEL 1

THE NORTH HALF, OF SECTION 8, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION

SAVE AND EXCEPT

RUDEBUSCH ADDITION, OF SECTION 8, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION

PIN 09.51.08.1000 and 09.51.08.2000

PARCEL 2

THE SOUTHEAST QUARTER OF SECTION 24, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN 11.52.24.4000

SD-DKR-341

Leo Kannas and Jeanette Kannas, Joint Tenants, an undivided 1/2 interest

Terry Kannas and Darla Kannas, Joint Tenants, an undivided 1/2 interest

Warranty Deed, Book 367, Page 116

Warranty Deed, Book 369, Page 612

THE EAST HALF OF SECTION 1, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PINS 05000000101190524100000 and 05000000101190524200000

RECORD NOS. 1150 and 1151

SD-DKR-342

R.R. Imme Family LLP, a South Dakota limited liability partnership

Warranty Deed, Book 249, Page 485

Warranty Deed, Book 423, Page 7018

EAST HALF OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CODINGTON COUNTY BY WARRANTY DEED, DATED JANUARY 18, 1937, RECORDED JANUARY 18, 1937 IN BOOK 127, PAGE 352, AS FURTHER CONVEYED TO CODINGTON COUNTY, A PUBLIC CORPORATION, BY WARRANTY DEED, DATED APRIL 15, 1937, RECORDED APRIL 21, 1937 IN BOOK 123, PAGE 447, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJOINING TO THE REGULAR PUBLIC ROAD RIGHT OF WAY ALONG THE SOUTH SIDE OF THE SOUTHEAST QUARTER OF SECTION 13, SAID STRIP OF LAND BEING 8-1/2 FEET WIDE AND 2606.1 FEET LONG AND EXTENDING FROM THE NORTH AND SOUTH QUARTER LINE IN SAID SECTION 13 TO THE WEST BOUNDARY LINE OF THE REGUAR PUBLIC ROAD RIGHT OF WAY ALONG THE EAST SIDE OF SAID SECTION 13 AND CONTAINING 0.51 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA BY WARRANTY DEED, DATED OCTOBER 8, 1954, RECORDED OCTOBER 31, 1954 IN BOOK 175, PAGE 321, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND OVER AND ACROSS THE SOUTHEAST QUARTER OF SECTION 13, KNOWN AS LOT H-1 IN THE SOUTHEAST QUARTER OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA, CONTAINING 2.49 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

THE NORTH 821.89 FEET OF THE SOUTH 1355.0 FEET OF THE EAST 1060.0 FEET OF THE NORTHEAST QUARTER OF SECTION 13, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DATKOTA

PIN 05000001301190521100000

RECORD NO. 1185

SD-DKR-344

Neil Larry Quitsch, an undivided 1/2 interest

Neil L. Quitsch and Cindy L. Quitsch, Joint Tenants, an undivided 1/2 interest

Trustee’s Deed, Book 395, Page 689 (Section 2)

Warranty Deed, Book 423, Page 9124 (Section 2)

THE NORTH HALF OF THE NORTH HALF AND THE NORTH HALF OF THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN 05000000201190523100000

RECORD NO. 20215

SD-DKR-349

Loretta Kane

Warranty Deed, Book 82, Page 654

Warranty Deed, Book 105, Page 699

THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 121 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

PIN 05.51.32.4000

SD-DKR-350

Loretta Kane and Gordon Kane, Joint Tenants

Warranty Deed, Book 101, Page 76

Warranty Deed, Book 101, Page 104

Warranty Deed, Book 105, Page 697

THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND GOVERNMENT LOTS 1, 2 AND 3, OF SECTION 4, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-4 IN GOVERNMENT LOTS 2 AND 3 OF SECTION 4, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN 09.51.04.2000

SD-DKR-351

Melvin L. Thompson and Ronda Thompson, Joint Tenants

Warranty Deed, Book 291, Page 189 (Sections 2 & 11)

PARCEL 2

THE NORTHEAST QUARTER OF SECTION 11, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN 050000001101190521100000

RECORD NO. 1178

PARCEL 3

THE SOUTHEAST QUARTER OF SECTION 2, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN 05000000201190524100000

RECORD NO. 1155

SD-DKR-352

Dean A. Wohlleber

Quit Claim Deed, Book 112, Page 523

THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN 11.52.24.1000

SD-DKR-353

Arlyn E. Wohlleber, DuWayne L. Wohlleber and Kevin N. Wohlleber, co-trustees of the Violet Wohlleber Revocable Trust

Warranty Deed, Book 70, Page 168

Warranty Deed, Book 75, Page 303 (Section 12)

Quit Claim Deed, Book 112, Page 524

Administratrix’s Deed, Book 103, Page 141 (Section 13)

Administratrix’s Deed, Book 103, Page 142 (Section 13)

PARCEL 1

THE NORTH HALF OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.12.3000

PARCEL 3

THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.12.4000

PARCEL 4

THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER AND THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 13, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.13.2000

PARCEL 5

THE SOUTHWEST QUARTER OF SECTION 13, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.13.3000

PARCEL 6

THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER, SECTION 13, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN 11.52.13.2100

SD-DKR-354

Joseph Brennan

Warranty Deed, Book 118, Page 615

PARCEL 1

THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN 11.52.14.2100

SD-DKR-355

MN, LLC, an Arizona limited liability company

Quit Claim Deed, Book 114, Page 507

PARCEL 1

SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 09.51.07.4000

PARCEL 2

SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 09.51.08.3000

SD-DKR-356

Rosenfeld Hutterian Brethren, Inc., a South Dakota religious nonprofit corporation (Section 16)

Rosenfeld Hutterian Brethren, Inc., a corporation (Sections 6 & 24)

Warranty Deed, Book 423, Page 6956 (Section 6)

Warranty Deed, Book 423, Page 6228 (Section 24)

Warranty Deed, Book 423, Page 6229 (Section 24)

Warranty Deed, Book 115, Page 401

PARCEL 1

THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 119 NORTH, RANGE 51, WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO SCHOOL OFFICES OF DISTRICT 57 BY WARRANTY DEED, DATED AUGUST 6, 1890, RECORDED SEPTEMBER 12, 1890 IN BOOK 15, PAGE 285, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: A 1 ACRE AND 56 RODS OF LAND, MORE OR LESS, COMMENCING AT THE SOUTHEAST SECTION CORNER OF THE SOUTHEAST QUARTER OF SECTION 6, RUNNING 12 RODS NORTH, THENCE 18 RODS WEST, THENCE 12 RODS SOUTH, THENCE 18 RODS EAST BACK TO THE ORIGINAL POINT OF MEASUREMENT

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA BY QUIT CLAIM DEED, DATED OCTOBER 6, 1955, RECORDED DECEMBER 17, 1955 IN BOOK 179, PAGE 493, OFFICIAL PUBLIC RECORDS, CODINGTON COUNTY, SOUTH DAKOTA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND FOR HIGHWAY RIGHT OF WAY PURPOSES, DESCRIBED AS FOLLOWS: A STRIP OF LAND PARALLEL TO AND ADJOINING THE REGULAR PUBLIC ROAD RIGHT OF WAY, ALONG THE EAST SIDE OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 6, SAID STRIP OF LAND BEING 2640 FEET X 16-1/2 FEET, CONTAINING 1.0 ACRES, MORE OR LESS

AND

LOTS 6 AND 7, AND THE EAST HALF OF THE SOUTHWEST QUARTER ALSO DESCRIBED AS THE SOUTHWEST QUARTER OF SECTION 6, TOWNSHIP 119 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN 1100000601190513100000

RECORD NO. 2815

PARCEL 2

THE NORTHWEST QUARTER AND THE NORTH 1,545 FEET OF THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT H-1 IN THE NORTHEAST QUARTER OF SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN 050000002401190522100000

RECORD NO. 1239

PARCEL 3

THE EAST HALF OF SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

THE NORTH 1,545 FEET OF THE NORTHEAST QUARTER, SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

THE EAST 885 FEET OF THE SOUTH 778 FEET, SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

THE WEST 261 FEET OF THE EAST 1,146 FEET OF THE SOUTH 1,526.5 FEET, SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

THE WEST 409 FEET OF THE EAST 1,555 FEET OF THE SOUTH 1,070 FEET OF THE SOUTHEAST QUARTER OF SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

ALSO SAVE AND EXCEPT

LOT H-1 IN SECTION 24, TOWNSHIP 119 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, CODINGTON COUNTY, SOUTH DAKOTA

PIN050000002401190524100000

RECORD NO. 19553

PARCEL 4

THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

PIN 09.51.05.3000

PARCEL 5

THE SOUTHEAST QUARTER, INCLUDING LOT “A” IN SECTION 6, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

PIN 09.51.06.4000

SD-DKR-358

Michael D. Johnson and Nancy J. Johnson, Joint Tenants

Warranty Deed, Book 115, Page 180

THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO CLARK RINGSAKER IN WARRANTY DEED DATED JUNE 18, 2010, RECORDED JUNE 21, 2010 IN BOOK 114, PAGE 5, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: TIMBER LINE ADDITION IN THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE FORMER SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA, CONTAINING 14.1 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA AS EVIDENCED BY DEED DATED FEBRUARY 15, 1951, RECORDED FEBRUARY 10, 1954 IN BOOK 71, PAGE 93, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 120 NORTH, RANGE 52 WEST, ONE-HALF MILE LONG FROM NORTH TO SOUTH AND 17 FEET WIDE WITH SMALL AUXILIARY CURVE AT SOUTH END OF STRIP TO PROVIDE CORNER ONTO WEST BOUND ROAD

PIN 09.52.12.4100

SD-DKR-359

Diana Lau and David Lau as Trustees of the John A. Lau Testamentary Trust

David Lau and Wanda Lau, Joint Tenants

Diana Lau

Judgment, Book 253, Page 894

Quit Claim Deed, Book 114, Page 75

Quit Claim Deed, Book 114, Page 350

Quit Claim Deed, Book 115, Page 862

Deed of Distribution, Book 119, Page 198

Probate John A. Lau, Document No. 25PR017-000015

THE EAST HALF OF THE SOUTHWEST QUARTER, AND GOVERNMENT LOTS 3 AND 4, IN SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, IN THE SISSETON AND WAHPETON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO THE STATE OF SOUTH DAKOTA IN WARRANTY DEED DATED DECEMBER 29, 1939, RECORDED FEBRUARY 13, 1940 IN BOOK 58, PAGE 205, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 17 FEET WIDE, OVER AND ACROSS THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST, GRANT COUNTY, SOUTH DAKOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT H-1 OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST, GRANT COUNTY, SOUTH DAKOTA AS SHOWN BY PLAT MADE BY E.W. MEEKER, REGISTERED LAND SURVEYOR, UNDER DATE OF AUGUST 24, 1939, CONTAINING 1.05 ACRES, MORE OR LESS

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO WALTER LEBERT IN WARRANTY DEED DATED APRIL 28, 1954, RECORDED JUNE 4, 1954 IN BOOK 70, PAGE 356, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: STARTING AT A POINT 217-1/8 FEET EAST OF THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 7, THEN EAST 82-7/8 FEET, THEN NORTH 200 FEET, THEN WEST 82-7/8 FEET, THEN SOUTH 200 FEET, CONTAINING 4/10 OF 1 ACRE, MORE OR LESS, IN SISSETON –WAHPETON INDIAN RESERVATION

ALSO SAVE AND EXCEPT

A PARCEL OF LAND CONVEYED TO WALTER LEBERT IN SPECIAL WARRANTY DEED DATED MARCH 17, 1941, RECORDED APRIL 29, 1941 IN BOOK 58, PAGE 412, OFFICIAL PUBLIC RECORDS, GRANT COUNTY, SOUTH DAKOTA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: A TRACT OF LAND IN LOT 4 OF SECTION 7, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIAPL MERIDIAN, SISSETON AND WAHEPTON INDIAN RESERVATION, GRANT COUNTY, SOUTH DAKOTA AND DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 4, THENCE NORTH 200 FEET, THENCE EAST 217.8 FEET, THENCE SOUTH 200 FEET, THENCE WEST 217.8 FEET TO PLACE OF BEGINNING, CONTAINING 1 ACRE, MORE OR LESS

PIN 09.51.07.3000

SD-DKR-360

David L. Wieber

Jerome A. Wieber

Warranty Deed, Book 104, Page 368

PARCEL 1

THE SOUTH HALF OF SECTION 18, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA, ALSO DESCRIBED AS THE EAST HALF OF THE SOUTHEAST QUARTER, THE WEST HALF OF THE SOUTHEAST QUARTER, THE EAST HALF OF THE SOUTHWEST QUARTER AND GOVERNMENT LOTS 3 AND 4, ALL IN SECTION 18, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PINS 11.51.18.3000, 11.51.18.4000 and 11.51.18.4100

PARCEL 2

THE NORTH HALF OF SECTION 19, TOWNSHIP 120 NORTH, RANGE 51 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA,

PIN 11.51.19.1000

SD-DKR-361

Maynard Prins *

*Subject to a Contract for Deed to Joseph Gene Brennan

Warranty Deed, Book 114, Page 921

Notice, Book 115, Page 63

NORTHWEST QUARTER OF SECTION 23, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

SAVE AND EXCEPT

LOT 1 OF PRINS SUBDIVISION IN THE NORTHWEST QUARTER OF SECTION 23, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.23.2000

SD-DKR-365

Otter Tail Power Company, a Minnesota corporation; and Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a Delaware corporation

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.14.1100

SD-DKR-366

Otter Tail Power Company, a Minnesota corporation; and Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a Delaware corporation

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER (NE1/4 NE1/4) OF SECTION 14, TOWNSHIP 120 NORTH, RANGE 52 WEST OF THE FIFTH PRINCIPAL MERIDIAN, GRANT COUNTY, SOUTH DAKOTA

PIN: 11.52.14.1100

TRANSMISSION LINES OF THE COMPANY

IN THE STATE OF MINNESOTA

Line 0715

Sibley County

Sections 21 & 22, Township 113 North, Range 27 West

Line 0753

Dodge County

Sections 31 & 32, Township 107 North, Range 17 West

Line 0808

Hennepin County

Section 3, Township 27 North, Range 24 West

Line 0815

Hennepin County

Section 3, Township 27 North, Range 24 West

Line 0816

Hennepin County

Section 3, Township 27 North, Range 24 West

Line 0832

Rice County

Section 13, Township 110 North, Range 21 West

Line 0836

Dakota County

Sections 26, Township 27 North, Range 23 West

Line 0857

Hennepin County

Section 3, Township 27 North, Range 24West

Line 0881

Washington County

Sections 21, 27 & 28, Township 27 North, Range 21 West

Line 0976

Dakota County

Sections 19 & 20, Township 115 North, Range 18 West

Line 5537

Nobles County

Sections 26 & 27, Township 104 North, Range 42 West

IN THE STATE OF SOUTH DAKOTA

Line 0966

Deuel County

Section 22, Township 113 North, Range 48 West

Section 12, Township 116 North, Range 48 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page

Anoka (Torrens)	11/29/1988	181145
Anoka (Abstract)	11/29/1988	832568
Benton (Abstract)	11/29/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/29/1988	251892
Carver (Torrens)	11/28/1988	59272
Carver (Abstract)	11/28/1988	101412
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Cottonwood (Abstract)	2/22/2021	290610
Crow Wing (Abstract)	2/10/2021	947277
Dakota (Torrens)	11/28/1988	210144
Dakota (Abstract)	11/28/1988	867502
Dodge (Torrens)	11/29/1988	1780
Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814
Douglas (Abstract)	11/28/1988	94699
Freeborn (Abstract)	2/23/2021	547348
Goodhue (Torrens)	6/15/2020	T30240
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Torrens)	11/23/1988	1977022
Hennepin (Abstract)	11/23/1988	5480278
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
Le Sueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	8/7/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	4/29/2015	2015R-424949
McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	4/28/2015	535016
Mower (Abstract)	11/29/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222

B-1

Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280
Nobles (Abstract)	8/6/2015	A347946
Norman (Abstract)	11/29/1988	180366
Olmsted (Abstract)
Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Torrens)	11/28/1988	884195
Ramsey (Abstract)	11/28/1988	2470568
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/29/1988	269077	Book 200, Page 46
Rice (Abstract)	11/29/1988	334010	Book 503, Page 69
Rock (Abstract)	8/24/2015	186849
Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210
Scott (Torrens)	11/28/1988	44347
Scott (Abstract)	11/28/1988	253860
Sherburne (Torrens)	11/29/1988	11080
Sherburne (Abstract)	11/29/1988	224494
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/28/1988	649221
Steele (Abstract)	8/6/2015	A000403527
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/29/1988	179370	Book 131, Page7
Washington (Torrens)	11/28/1988	93239
Washington (Abstract)	11/28/1988	588235
Watonwan (Abstract)	11/29/1988	154112
Winona (Torrens)	11/28/1988	323976
Winona (Abstract)	11/28/1988	323976
Wright (Torrens)	11/28/1988	7562
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566
State of North Dakota
County	Date of Recording	Document Number
Cass	11/28/1988	695915
Dickey	3/27/2019	189695
Grand Forks	11/29/1988	444310
Rolette	8/13/2015	64617
Stutsman	8/13/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

B-2

State of Iowa
County	Date of Recording	Document Number
Worth

B-3